UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM N-CSR

CERTIFIED SHAREHOLDER REPORT OF REGISTERED

MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-05349

Goldman Sachs Trust

(Exact name of registrant as specified in charter)

71 South Wacker Drive, Chicago, Illinois 60606

(Address of principal executive offices) (Zip code)

Copies to:

Caroline Kraus, Esq. Goldman Sachs & Co. LLC 200 West Street New York, New York 10282	Stephen H. Bier, Esq. Dechert LLP 1095 Avenue of the Americas New York, NY 10036

(Name and address of agents for service)

Registrant’s telephone number, including area code: (312) 655-4400

Date of fiscal year end: December 31

Date of reporting period: June 30, 2023

ITEM 1.	REPORTS TO STOCKHOLDERS.

The Semi-Annual Report to Shareholders is filed herewith.

Goldman Sachs Funds Semi-Annual Report June 30, 2023 Fund of Funds Portfolios Balanced Strategy Growth and Income Strategy Growth Strategy Satellite Strategies

Goldman Sachs Fund of Funds Portfolios

∎	BALANCED STRATEGY

∎	GROWTH AND INCOME STRATEGY

∎	GROWTH STRATEGY

∎	SATELLITE STRATEGIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Fund of Funds Portfolios

Market Review

Looking Ahead

The following are highlights both of key factors affecting the global capital markets broadly and the satellite asset classes more specifically and of any key changes made to the Goldman Sachs Fund of Funds Portfolios (“Portfolios”) during the six months ended June 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Portfolios that materially outperformed or underperformed their respective benchmarks during the Reporting Period. A fuller review of the markets and these changes will appear in the Portfolios’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

Global Capital Markets

∎	Overall, the global capital markets generated gains during the Reporting Period.

∎	Global equities, as represented by the MSCI All Country World Index (Net, USD, Unhedged), returned 13.93%.

∎	Global fixed income, as represented by the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged), returned 2.97%.

∎

During the first quarter of 2023, when the Reporting Period started, investors focused on the evolution of the European energy crisis, the speed of China’s economic reopening and the pace of disinflation in the U.S.

∎

U.S. inflation was not moderating as quickly as U.S. Federal Reserve (“Fed”) policymakers had hoped, and they maintained a hawkish stance, raising short-term interest rates twice during the quarter—by 25 basis points each time. (Hawkish tends to suggest higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.)

∎

In March 2023, investor sentiment was dominated by worries about the U.S. and European banking sectors. Swift response from U.S. and European policymakers rather quickly calmed nerves, but the turmoil made the Fed’s decisions on interest rates more complex given its objective of balancing mitigating downside risks to economic growth while combating persistent inflation amid a tight labor market.

∎

Investor concerns about a potential European energy crisis eased, while China’s economy continued to reopen after the Chinese government had finally lifted its stringent zero-COVID policy in January 2023.

∎	For the first quarter overall, global equities generated solidly positive returns, with developed markets equities outperforming emerging markets equities.

∎	There was substantial dispersion of returns across broad equity indices, with growth equities materially outperforming value equities.

∎	Within developed equity markets, non-U.S. equities outpaced U.S. equities.

∎	In the U.S. equity market, information technology equities broadly outperformed financials and energy equities.

∎	As for global fixed income, yields broadly declined during the first quarter, leading to positive bond returns.

1

MARKET REVIEW

∎	During the second quarter of 2023, as economic growth remained resilient, many market participants reconsidered their previous expectations of a global economic slowdown.

∎	Central banks focused on combating inflation, which decreased but remained elevated.

∎	The Fed raised interest rates by another 25 basis points, while the European Central Bank and Bank of England raised interest rates 50 basis points and 75 basis points, respectively.

∎

In June 2023, according to the Fed’s median dot plot projection, policymakers increased their estimate for the peak federal funds rate to 5.6%, up from 5.1% in March. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.)

∎

For the second quarter overall, global equities recorded positive returns, with developed markets equities outperforming emerging markets equities on the back of better than consensus expected first quarter corporate earnings in the developed markets.

∎	European equities, while posting positive returns, underperformed other developed equity markets, such as Japan and the U.S.

∎

In the U.S., equity gains were fueled by rallies in the information technology and consumer discretionary sectors. The advance in the technology sector was driven in part by market expectations of artificial intelligence (“AI”) potential and the growing demand for AI processors.

∎

Regarding global fixed income, performance was broadly negative during the second quarter as bond yields increased. Duration-sensitive assets sold off as higher interest rates and expectations for further monetary policy weighed on market sentiment.

Satellite Asset Classes

∎	Satellite asset classes produced gains during the Reporting Period, generally outperforming traditional fixed income asset classes but underperforming traditional equity asset classes.

∎	In the first quarter of 2023, all satellite asset classes recorded positive returns though with mixed results versus traditional asset classes.

∎	Relative to traditional fixed income, inflation-protected securities, local emerging markets debt and high yield corporate bonds performed best.

∎	All equity satellite asset classes underperformed traditional equity asset classes during the first quarter.

∎	During the second quarter of 2023, the performance of satellite asset classes was largely positive, though they generally underperformed both traditional fixed income and equity asset classes.

∎

Among fixed income satellite asset classes, U.S. dollar-denominated emerging market bonds outperformed developed markets bonds, which were hurt by rising interest rates. High yield corporate bonds also performed well overall, as receding investor fears of an imminent recession provided a boost to lower-quality corporate debt. Inflation-protected securities posted negative returns.

∎

Emerging markets equities and energy infrastructure securities performed better than other equity satellite asset classes but lagged traditional equity asset classes. International small-cap equities and global real estate securities posted more muted though still positive returns. Global infrastructure securities recorded negative returns during the second quarter.

Fund Changes and Highlights

No material changes were made to the Portfolios during the Reporting Period.

Goldman Sachs Satellite Strategies Portfolio

∎

During the Reporting Period, the Portfolio generated positive returns on an absolute basis but underperformed its blended benchmark, which is composed 40% of the Bloomberg U.S. Aggregate Bond Index, 30% of the S&P 500® Index and 30% of the MSCI Europe, Australasia and Far East (“MSCI EAFE”) Net Total Return Index.

2

MARKET REVIEW

∎

The Portfolio was hurt most by its long-term strategic allocation to equity satellite asset classes overall, which delivered positive returns but significantly underperformed traditional equity asset classes. On the positive side, the Portfolio benefited from its long-term strategic asset allocation to international small-cap equities, which added to performance during the Reporting Period.

∎

Long-term strategic asset allocation is the process by which the Goldman Sachs Multi-Asset Solutions (“MAS”) Group seeks to budget or allocate portfolio risk, as opposed to capital, across a set of asset allocation risk factors, including but not limited to, equity, interest rate, emerging markets, credit, momentum and active risk.

∎

The MAS Group applies a factor-based risk budgeting approach to develop a strategic allocation across the satellite asset classes included in the Portfolio. The model focuses on broad asset classes, such as emerging markets, high yield credit and real assets.

∎

The Portfolio’s long-term strategic allocation to fixed income satellite asset classes, specifically its allocations to inflation-protected securities, U.S. dollar-denominated emerging markets debt and high yield corporate bonds, contributed positively to its relative returns, as fixed income satellite asset classes outpaced traditional fixed income asset classes during the Reporting Period.

3

FUND BASICS

Balanced Strategy

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Balanced Strategy Composite Index[2]	Bloomberg Global Aggregate Bond Index[2]	MSCI ACWI Index[2]

Class A	6.47%	7.29%	2.97%	13.93%

Class C	6.05	7.29	2.97	13.93

Institutional	6.66	7.29	2.97	13.93

Service	6.41	7.29	2.97	13.93

Investor	6.63	7.29	2.97	13.93

Class R6	6.56	7.29	2.97	13.93

Class R	6.29	7.29	2.97	13.93

Class P	6.66	7.29	2.97	13.93

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Balanced Strategy Composite Index (“Balanced Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Balanced Composite is comprised of a blend of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Global Index”) (60%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (40%). The Bloomberg Global Index is an unmanaged index, provides a broad-based measure of the global investment grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

4

FUND BASICS

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2023. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

5

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

6

FUND BASICS

Growth and Income Strategy

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Growth and Income Strategy Composite Index[2]	Bloomberg Global Aggregate Bond Index[2]	MSCI ACWI Index[2]

Class A	8.60%	9.48%	2.97%	13.93%

Class C	8.24	9.48	2.97	13.93

Institutional	8.84	9.48	2.97	13.93

Service	8.63	9.48	2.97	13.93

Investor	8.78	9.48	2.97	13.93

Class R6	8.84	9.48	2.97	13.93

Class R	8.55	9.48	2.97	13.93

Class P	8.85	9.48	2.97	13.93

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Growth and Income Strategy Composite Index (“Growth and Income Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth and Income Composite is comprised of a blend of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Global Index”) (40%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (60%). The Growth and Income Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

7

FUND BASICS

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2023. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

8

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

9

FUND BASICS

Growth Strategy

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Growth Strategy Composite Index[2]	Bloomberg Global Aggregate Bond Index[2]	MSCI ACWI Index[2]

Class A	10.49%	11.70%	2.97%	13.93%

Class C	10.09	11.70	2.97	13.93

Institutional	10.77	11.70	2.97	13.93

Service	10.46	11.70	2.97	13.93

Investor	10.61	11.70	2.97	13.93

Class R6	10.69	11.70	2.97	13.93

Class R	10.38	11.70	2.97	13.93

Class P	10.69	11.70	2.97	13.93

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Growth Strategy Composite Index (“Growth Composite”) is a composite representation prepared by the Investment Advisor of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Growth Composite is comprised of a blend of the Bloomberg Global Aggregate Bond Index (Gross, USD, Hedged) (“Bloomberg Global Index”) (20%) and the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”) (80%). The Growth Strategy Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg Global Index is an unmanaged index, provides a broad-based measure of the global investment-grade fixed-rate debt markets and covers the most liquid portion of the global investment grade fixed-rate bond market, including government, credit and collateralized securities. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

10

FUND BASICS

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund. Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each underlying fund reflects the value of that underlying fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2023. Actual Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

11

FUND BASICS

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

12

PORTFOLIO RESULTS

Satellite Strategies

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Satellite Strategies Composite Index[2]	Bloomberg U.S. Aggregate Bond Index[2]	MSCI® EAFE® Net Total Return Index[2]	S&P 500® Index[2]

Class A	4.09%	9.32%	2.09%	11.67%	16.89%

Class C	3.82	9.32	2.09	11.67	16.89

Institutional	4.43	9.32	2.09	11.67	16.89

Service	4.18	9.32	2.09	11.67	16.89

Investor	4.37	9.32	2.09	11.67	16.89

Class R6	4.43	9.32	2.09	11.67	16.89

Class R	4.09	9.32	2.09	11.67	16.89

Class P	4.29	9.32	2.09	11.67	16.89

[1]

The net asset value (“NAV”) represents the net assets of the class of the Portfolio (ex-dividend) divided by the total number of shares of the class outstanding. The Portfolio’s performance assumes the reinvestment of dividends and other distributions. The Portfolio’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Satellite Strategies Composite Index (“Satellite Composite”) is a composite representation prepared by the Investment Adviser of the performance of the Portfolio’s asset classes weighted according to their respective weightings in the Portfolio’s target range. The Satellite Composite is comprised of the Bloomberg U.S. Aggregate Bond Index (40%), the S&P 500® Index (30%), and the MSCI® EAFE® Net Total Return Index (30%). The Satellite Composite figures do not reflect any deduction for fees, expenses or taxes. The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds, and mortgage-backed and asset-backed securities. The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The unmanaged MSCI® EAFE® Index is a market capitalization weighted composite of securities in 21 developed markets. Developed Markets countries in the MSCI EAFE Index include: Australia, Austria, Belgium, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, the Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland and the UK. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an unmanaged index. The index figures do not include any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Portfolio’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Portfolio distributions or the redemption of Portfolio shares.

13

PORTFOLIO RESULTS

TARGET RISK-CONTRIBUTION INVESTMENT PORTFOLIO[d] AS OF 6/30/23

Percentage of Investment Portfolio

[d]

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2023. Actual Underlying Fund weighting in the Portfolio may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other Underlying Fund assets and liabilities.

14

PORTFOLIO RESULTS

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Portfolio is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Portfolio. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Portfolio’s investments but may not represent the Portfolio’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Portfolio, please refer to www.GSAMFUNDS.com. There, you can learn more about your Portfolio’s investment strategies, holdings, and performance.

15

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds – 94.9%

Dynamic(a) – 3.0%
1,508,403	Goldman Sachs Managed Futures Strategy Fund - Class R6	$15,370,630

Equity(a) – 14.6%
2,350,959	Goldman Sachs International Equity Insights Fund - Class R6	31,314,776
2,409,480	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	19,179,462
662,361	Goldman Sachs International Small Cap Insights Fund - Class R6	7,696,628
193,218	Goldman Sachs Large Cap Growth Insights Fund - Class R6	5,286,434
240,992	Goldman Sachs Large Cap Value Insights Fund - Class R6	5,277,730
417,688	Goldman Sachs Global Infrastructure Fund - Class R6	5,095,794
72,419	Goldman Sachs Small Cap Equity Insights Fund - Class R6	1,769,193

		75,620,017

Exchange Traded Funds – 35.7%
852,941	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	74,461,749
1,122,012	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	50,778,448
314,784	Goldman Sachs Access Treasury 0-1 Year ETF(a)	31,500,435
444,738	Goldman Sachs ActiveBeta International Equity ETF(a)	13,942,536
199,692	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	5,970,791
109,928	Goldman Sachs MarketBeta International Equity ETF(a)	5,665,689
58,442	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	2,395,199
4,291	Utilities Select Sector SPDR Fund	280,803

		184,995,650

Fixed Income(a) – 41.6%
13,836,338	Goldman Sachs Global Core Fixed Income Fund - Class R6	153,721,716

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – (continued)
1,917,287	Goldman Sachs Short Duration Bond Fund - Class R6	$17,964,976
1,860,766	Goldman Sachs Core Fixed Income Fund - Class R6	17,081,835
1,736,466	Goldman Sachs Emerging Markets Debt Fund - Class R6	15,715,020
1,284,377	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	5,933,822
538,794	Goldman Sachs High Yield Floating Rate Fund - Class R6	4,725,223
54,985	Goldman Sachs Energy Infrastructure Fund – Class R6	596,036

		215,738,628

TOTAL UNDERLYING FUNDS – 94.9% (Cost $499,594,172)		$491,724,925

Shares	Dividend Rate	Value

Investment Company(a) – 2.5%

Goldman Sachs Financial Square Government Fund - Institutional Shares
13,200,812	5.022%	$13,200,812

(Cost $13,200,812)

TOTAL INVESTMENTS – 97.4% (Cost $512,794,984)		$504,925,737

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.6%		13,360,448

NET ASSETS – 100.0%		$518,286,185

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	2,339,073	AUD	3,480,000	09/20/23	$15,562
	USD	838,047	HKD	6,550,000	09/20/23	601
	USD	132,170	ILS	480,000	09/20/23	2,271
	USD	6,121,120	JPY	840,000,000	09/20/23	225,195

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	388,088	SGD	520,000	09/20/23	$ 2,395

TOTAL						$246,024

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	3,059,853	CHF	2,740,000	09/20/23	$(27,834)
	USD	830,455	DKK	5,730,000	09/20/23	(13,517)
	USD 10,073,690		EUR	9,340,000	09/20/23	(159,682)
	USD	4,596,080	GBP	3,675,000	09/20/23	(72,103)
	USD	187,143	NOK	2,050,000	09/20/23	(4,386)
	USD	54,719	NZD	90,000	09/20/23	(495)
	USD	1,008,782	SEK	10,875,000	09/20/23	(3,482)

TOTAL						$(281,499)

FUTURES CONTRACTS — At June 30, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	237	09/20/23	$26,606,953	$ (425,492)
2 Year U.S. Treasury Notes	9	09/29/23	1,830,094	(24,727)
S&P 500 E-Mini Index	181	09/15/23	40,618,662	1,251,127

TOTAL FUTURES CONTRACTS				$ 800,908

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

TRGSPCS INDEX	0.210%	JPMorgan Securities, Inc.	10/23/23	$ 300	$(32,793)

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

(a)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Portfolio had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts Calls
SXEP Index	$ 363.304	07/21/2023	2,183	$79,309,263	$212	$28,010	$(27,798)
Puts
SPX Index	4,285.100	08/11/2023	375	160,691,250	7,740	27,804	(20,064)

Total purchased option contracts			2,558	$240,000,513	$7,952	$55,814	$(47,862)

Written option contract Puts
SPX Index	4,027.994	08/11/2023	(375)	(151,049,775)	(2,447)	(9,998)	7,551

Total written option contract			(375)	$(151,049,775)	$(2,447)	$(9,998)	$ 7,551

TOTAL			2,183	$88,950,738	$5,505	$45,816	$(40,311)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	54	$135,000	$90,112	$93,046	$(2,933)
3 Month SOFR	97.250	03/14/2025	162	405,000	157,950	296,628	(138,678)
3 Month SOFR	95.250	09/13/2024	34	85,000	72,250	138,068	(65,818)
3 Month SOFR	95.125	06/14/2024	38	95,000	61,038	135,971	(74,933)
3 Month SOFR	97.750	06/14/2024	231	577,500	63,525	350,439	(286,914)
3 Month SOFR	97.250	12/13/2024	181	452,500	144,800	291,998	(147,198)
3 Month SOFR	97.250	09/13/2024	107	267,500	64,869	144,272	(79,403)
3 Month SOFR	97.250	06/14/2024	71	177,500	27,956	69,293	(41,337)
3 Month SOFR	95.000	03/15/2024	69	172,500	71,587	205,302	(133,714)
3 Month SOFR	97.750	03/15/2024	262	655,000	34,388	363,843	(329,456)
3 Month SOFR	97.500	12/15/2023	173	432,500	11,894	231,740	(219,847)
3 Month SOFR	96.500	03/14/2025	53	132,500	83,475	89,746	(6,271)
3 Month SOFR	96.250	12/13/2024	50	125,000	75,937	78,717	(2,779)
3 Month SOFR	96.000	09/13/2024	50	125,000	67,812	71,041	(3,228)
3 Month SOFR	97.250	09/15/2023	71	177,500	2,219	97,878	(95,660)
3 Month SOFR	96.625	09/12/2025	51	127,500	92,119	94,864	(2,745)
3 Month SOFR	95.375	06/14/2024	13	32,500	17,794	47,776	(29,982)
3 Month SOFR	95.375	09/13/2024	13	32,500	25,594	53,015	(27,421)
3 Month SOFR	95.375	03/15/2024	13	32,500	10,319	41,393	(31,074)
3 Month SOFR	97.250	06/13/2025	126	315,000	140,175	155,988	(15,814)
3 Month SOFR	97.000	03/14/2025	97	242,500	110,944	128,750	(17,806)
3 Month SOFR	97.500	09/12/2025	145	362,500	146,812	163,461	(16,649)
3 Month SOFR	97.500	12/12/2025	134	335,000	145,725	161,111	(15,386)

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON FUTURES (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

3 Month SOFR	$98.500	06/14/2024	78	$ 195,000	$ 11,700	$ 11,881	$(181)

TOTAL			2,276	$5,690,000	$1,730,994	$3,516,221	$(1,785,227)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
SPDR	—Standard and Poor’s Depository Receipt

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds – 96.7%

Dynamic(a) – 2.4%
1,994,762	Goldman Sachs Managed Futures Strategy Fund - Class R6	$20,326,619

Equity(a) – 22.0%
6,494,096	Goldman Sachs International Equity Insights Fund - Class R6	86,501,355
5,646,429	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	44,945,575
1,523,461	Goldman Sachs International Small Cap Insights Fund - Class R6	17,702,614
543,576	Goldman Sachs Large Cap Value Insights Fund - Class R6	11,904,317
417,245	Goldman Sachs Large Cap Growth Insights Fund - Class R6	11,415,839
672,208	Goldman Sachs Global Infrastructure Fund - Class R6	8,200,938
165,706	Goldman Sachs Small Cap Equity Insights Fund - Class R6	4,048,197

		184,718,835

Exchange Traded Funds – 48.9%
2,501,627	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	218,392,037
1,786,014	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	80,828,921
499,892	Goldman Sachs Access Treasury 0-1 Year ETF(a)	50,024,192
938,013	Goldman Sachs ActiveBeta International Equity ETF(a)	29,406,708
251,534	Goldman Sachs MarketBeta International Equity ETF(a)	12,964,062
416,782	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	12,461,782
133,725	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	5,480,612
5,722	Utilities Select Sector SPDR Fund	374,448

		409,932,762

Fixed Income(a) – 23.4%
10,702,016	Goldman Sachs Global Core Fixed Income Fund - Class R6	118,899,394

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – (continued)
3,295,603	Goldman Sachs Emerging Markets Debt Fund - Class R6	$29,825,208
3,041,671	Goldman Sachs Short Duration Bond Fund - Class R6	28,500,454
2,008,298	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	9,278,339
967,195	Goldman Sachs High Yield Floating Rate Fund - Class R6	8,482,297
69,349	Goldman Sachs Energy Infrastructure Fund – Class R6	751,745

		195,737,437

TOTAL UNDERLYING FUNDS – 96.7% (Cost $757,926,756)		$810,715,653

Shares	Dividend Rate	Value

Investment Company(a) – 0.5%

Goldman Sachs Financial Square Government Fund - Institutional Shares
4,129,333	5.022%	$4,129,333

(Cost $4,129,333)

TOTAL INVESTMENTS – 97.2% (Cost $762,056,089)		$814,844,986

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		23,180,097

NET ASSETS – 100.0%		$838,025,083

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	3,649,760	AUD	5,430,000	09/20/23	$24,284
	USD	1,308,888	HKD	10,230,000	09/20/23	938
	USD	209,268	ILS	760,000	09/20/23	3,595
	USD	9,560,606	JPY	1,312,000,000	09/20/23	351,737

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC (continued)	USD	604,521	SGD	810,000	09/20/23	$ 3,731

TOTAL						$384,285

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	4,779,624	CHF	4,280,000	09/20/23	$(43,479)
	USD	1,297,133	DKK	8,950,000	09/20/23	(21,114)
	USD	15,736,096	EUR	14,590,000	09/20/23	(249,440)
	USD	7,178,639	GBP	5,740,000	09/20/23	(112,619)
	USD	296,690	NOK	3,250,000	09/20/23	(6,954)
	USD	85,118	NZD	140,000	09/20/23	(770)
	USD	1,579,265	SEK	17,025,000	09/20/23	(5,451)

TOTAL						$(439,827)

FUTURES CONTRACTS — At June 30, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	358	09/20/23	$40,191,094	$(673,492)
2 Year U.S. Treasury Notes	11	09/29/23	2,236,781	(30,363)
S&P 500 E-Mini Index	299	09/15/23	67,099,338	2,110,295

TOTAL FUTURES CONTRACTS				$1,406,440

SWAP CONTRACTS — At June 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

TRGSPCS INDEX	0.210%	JPMorgan Securities, Inc.	10/23/23	$ 400	$(43,753)

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

(a)	Payments made quarterly.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
SXEP Index	BofA Securities LLC	$363.304	07/21/2023	2,749	$99,872,270	$267	$ 35,273	$(35,006)
Puts
SPX Index	Barclays Bank PLC	4,285.100	08/11/2023	480	205,684,800	9,907	35,588	(25,681)

Total purchased option contracts				3,229	$305,557,070	$10,174	$ 70,861	$(60,687)

Written option contract
Puts
SPX Index	Barclays Bank PLC	4,027.994	08/11/2023	(480)	(193,343,712)	(3,133)	(12,798)	9,665

TOTAL				2,749	$112,213,358	$7,041	$ 58,063	$(51,022)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	94	$235,000	$156,862	$ 161,969	$ (5,107)
3 Month SOFR	97.250	03/14/2025	222	555,000	216,450	408,508	(192,058)
3 Month SOFR	95.250	09/13/2024	46	115,000	97,750	188,457	(90,707)
3 Month SOFR	95.125	06/14/2024	51	127,500	81,919	184,352	(102,433)
3 Month SOFR	97.750	06/14/2024	422	1,055,000	116,050	640,943	(524,893)
3 Month SOFR	97.250	12/13/2024	247	617,500	197,600	401,161	(203,561)
3 Month SOFR	97.250	09/13/2024	146	365,000	88,513	198,522	(110,009)
3 Month SOFR	97.250	06/14/2024	98	245,000	38,588	96,762	(58,174)
3 Month SOFR	95.000	03/15/2024	93	232,500	96,488	279,447	(182,959)
3 Month SOFR	97.750	03/15/2024	478	1,195,000	62,738	664,533	(601,795)
3 Month SOFR	97.500	12/15/2023	287	717,500	19,731	383,037	(363,306)
3 Month SOFR	96.500	03/14/2025	93	232,500	146,475	157,479	(11,004)
3 Month SOFR	96.250	12/13/2024	88	220,000	133,650	138,541	(4,891)
3 Month SOFR	96.000	09/13/2024	87	217,500	117,994	123,611	(5,617)
3 Month SOFR	97.250	09/15/2023	100	250,000	3,125	137,857	(134,732)
3 Month SOFR	96.625	09/12/2025	88	220,000	158,950	163,686	(4,736)
3 Month SOFR	97.250	06/13/2025	231	577,500	256,987	285,979	(28,992)
3 Month SOFR	97.000	03/14/2025	177	442,500	202,444	234,936	(32,492)
3 Month SOFR	97.500	09/12/2025	265	662,500	268,312	298,740	(30,428)
3 Month SOFR	97.500	12/12/2025	245	612,500	266,437	294,568	(28,131)
3 Month SOFR	98.500	06/14/2024	143	357,500	21,450	21,782	(332)

TOTAL			3,701	$9,252,500	$2,748,513	$5,464,870	$(2,716,357)

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund
SPDR	—Standard and Poor’s Depository Receipt

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds – 93.2%

Dynamic(a) – 1.8%
1,488,845	Goldman Sachs Managed Futures Strategy Fund - Class R6	$15,171,334

Equity(a) – 30.8%
8,925,768	Goldman Sachs International Equity Insights Fund - Class R6	118,891,231
8,154,030	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	64,906,078
2,741,744	Goldman Sachs International Small Cap Insights Fund - Class R6	31,859,059
482,781	Goldman Sachs Large Cap Growth Insights Fund - Class R6	13,208,895
580,409	Goldman Sachs Large Cap Value Insights Fund - Class R6	12,710,966
677,959	Goldman Sachs Global Infrastructure Fund - Class R6	8,271,097
180,996	Goldman Sachs Small Cap Equity Insights Fund - Class R6	4,421,725

		254,269,051

Exchange Traded Funds – 51.7%
3,404,437	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF(a)	297,207,350
480,631	Goldman Sachs Access Treasury 0-1 Year ETF(a)	48,096,744
1,111,530	Goldman Sachs ActiveBeta International Equity ETF(a)	34,846,466
543,669	Goldman Sachs ActiveBeta Emerging Markets Equity ETF(a)	16,255,703
274,742	Goldman Sachs MarketBeta International Equity ETF(a)	14,160,203
206,474	Goldman Sachs Access Investment Grade Corporate Bond ETF(a)	9,344,311
146,063	Goldman Sachs MarketBeta Emerging Markets Equity ETF(a)	5,986,275
4,291	Utilities Select Sector SPDR Fund	280,803

		426,177,855

Shares	Description	Value

Underlying Funds – (continued)

Fixed Income(a) – 8.9%
3,847,960	Goldman Sachs Emerging Markets Debt Fund - Class R6	$34,824,036
3,036,683	Goldman Sachs Short Duration Bond Fund - Class R6	28,453,718
1,984,946	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	9,170,451
57,686	Goldman Sachs Energy Infrastructure Fund – Class R6	625,315

		73,073,520

TOTAL UNDERLYING FUNDS – 93.2% (Cost $673,261,825)		$768,691,760

Shares	Dividend Rate	Value

Investment Company(a) – 4.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
32,615,363	5.022%	$32,615,363
(Cost $32,615,363)

TOTAL INVESTMENTS – 97.2% (Cost $705,877,188)		$801,307,123

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.8%		23,418,354

NET ASSETS – 100.0%		$824,725,477

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.
(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Portfolio had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	3,669,924	AUD	5,460,000	09/20/23	$ 24,418
	USD	1,316,565	HKD	10,290,000	09/20/23	944
	USD	209,268	ILS	760,000	09/20/23	3,595
	USD	9,604,329	JPY	1,318,000,000	09/20/23	353,343
	USD	611,985	SGD	820,000	09/20/23	3,778

TOTAL						$386,078

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	4,801,958	CHF	4,300,000	09/20/23	$(43,682)
	USD	1,304,380	DKK	9,000,000	09/20/23	(21,232)
	USD	15,811,594	EUR	14,660,000	09/20/23	(250,636)
	USD	7,216,158	GBP	5,770,000	09/20/23	(113,207)
	USD	296,690	NOK	3,250,000	09/20/23	(6,954)
	USD	85,118	NZD	140,000	09/20/23	(770)
	USD	1,593,179	SEK	17,175,000	09/20/23	(5,499)

TOTAL						$(441,980)

FUTURES CONTRACTS — At June 30, 2023, the Portfolio had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
10 Year U.S. Treasury Notes	390	09/20/23	$43,783,594	$ (748,000)
2 Year U.S. Treasury Notes	8	09/29/23	1,626,750	(21,967)
S&P 500 E-Mini Index	315	09/15/23	70,689,938	2,222,935
Ultra Long U.S. Treasury Bonds	63	09/20/23	8,581,781	94,425

TOTAL FUTURES CONTRACTS				$1,547,393

SWAP CONTRACTS — At June 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

TRGSPCS INDEX	0.210%	JPMorgan Securities, Inc.	10/23/23	$300	$(32,793)

*	There is no upfront payment on the bond forward contract, therefore the unrealized gain (loss) of the bond forward contract is equal to its market value.
#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

(a)	Payments made quarterly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Portfolio had the following purchased and written options:

OVER-THE-COUNTER OPTIONS ON EQUITIES

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
SXEP Index	BofA Securities LLC	$ 363.304	07/21/2023	1,998	$72,588,139	$194	$25,636	$(25,442)
Puts
SPX Index	Barclays Bank PLC	4,285.100	08/11/2023	354	151,692,540	7,306	26,246	(18,940)

Total purchased option contracts				2,352	$224,280,679	$7,500	$51,882	$(44,382)

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

OVER-THE-COUNTER OPTIONS ON EQUITIES (continued)

Description	Counterparty	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contract
Puts
SPX Index	Barclays Bank PLC	$4,027.994	08/11/2023	(354)	$(142,590,988)	$(2,310)	$ (9,438)	$ 7,128

TOTAL				1,998	$81,689,691	$5,190	$42,444	$(37,254)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Portfolio	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	112	$280,000	$186,900	$ 192,984	$ (6,084)
3 Month SOFR	97.250	03/14/2025	271	677,500	264,225	496,253	(232,028)
3 Month SOFR	95.250	09/13/2024	57	142,500	121,125	231,397	(110,272)
3 Month SOFR	95.125	06/14/2024	63	157,500	101,194	225,660	(124,466)
3 Month SOFR	97.750	06/14/2024	487	1,217,500	133,925	735,505	(601,580)
3 Month SOFR	97.250	12/13/2024	301	752,500	240,800	485,570	(244,770)
3 Month SOFR	97.250	09/13/2024	178	445,000	107,912	239,907	(131,995)
3 Month SOFR	97.250	06/14/2024	119	297,500	46,856	116,156	(69,300)
3 Month SOFR	95.000	03/15/2024	114	285,000	118,275	338,879	(220,604)
3 Month SOFR	97.750	03/15/2024	551	1,377,500	72,319	761,045	(688,726)
3 Month SOFR	97.500	12/15/2023	339	847,500	23,306	451,582	(428,276)
3 Month SOFR	96.500	03/14/2025	110	275,000	173,250	186,265	(13,015)
3 Month SOFR	96.250	12/13/2024	104	260,000	157,950	163,731	(5,781)
3 Month SOFR	96.000	09/13/2024	103	257,500	139,694	146,344	(6,650)
3 Month SOFR	97.250	09/15/2023	124	310,000	3,875	170,943	(167,068)
3 Month SOFR	96.625	09/12/2025	105	262,500	189,656	195,307	(5,651)
3 Month SOFR	95.375	06/14/2024	14	35,000	19,163	51,451	(32,288)
3 Month SOFR	95.375	09/13/2024	14	35,000	27,563	57,093	(29,530)
3 Month SOFR	95.375	03/15/2024	14	35,000	11,113	44,577	(33,464)
3 Month SOFR	97.250	06/13/2025	232	580,000	258,100	287,217	(29,117)
3 Month SOFR	97.000	03/14/2025	178	445,000	203,587	236,263	(32,676)
3 Month SOFR	97.500	09/12/2025	266	665,000	269,325	299,867	(30,542)
3 Month SOFR	97.500	12/12/2025	246	615,000	267,525	295,772	(28,247)
3 Month SOFR	98.500	06/14/2024	144	360,000	21,600	21,934	(334)

TOTAL			4,246	$10,615,000	$3,159,238	$6,431,702	$(3,272,464)

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY PORTFOLIO

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	— Australian Dollar
CHF	— Swiss Franc
DKK	— Denmark Krone
EUR	— Euro
GBP	— British Pound
HKD	— Hong Kong Dollar
ILS	— Israeli Shekel
JPY	— Japanese Yen
NOK	— Norwegian Krone
NZD	— New Zealand Dollar
SEK	— Swedish Krona
SGD	— Singapore Dollar
USD	— U.S. Dollar

Investment Abbreviations:
ETF	— Exchange Traded Fund
SPDR	— Standard and Poor’s Depository Receipt

Abbreviations:
BofA Securities LLC	— Bank of America Securities LLC
MS & Co. Int. PLC	— Morgan Stanley & Co. International PLC
SOFR	— Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS SATELLITE STRATEGIES PORTFOLIO

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 97.3%

Equity – 61.7%
1,388,971	Goldman Sachs International Small Cap Insights Fund - Class R6	$16,139,841
1,228,813	Goldman Sachs Global Infrastructure Fund - Class R6	14,991,522
588,929	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	4,687,872
501,705	Goldman Sachs Global Real Estate Securities Fund - Class R6	4,550,470
135,326	Goldman Sachs Emerging Markets Equity Fund - Class R6	2,912,210
78,199	Goldman Sachs MLP Energy Infrastructure Fund - Class R6	2,302,969

		45,584,884

Exchange Traded Funds – 3.7%
93,212	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	2,787,039

Fixed Income – 31.9%
978,319	Goldman Sachs Emerging Markets Debt Fund - Class R6	8,853,790
673,006	Goldman Sachs Inflation Protected Securities Fund - Class R6	6,494,509
674,668	Goldman Sachs High Yield Fund - Class R6	3,656,697
343,451	Goldman Sachs High Yield Floating Rate Fund - Class R6	3,012,066
336,132	Goldman Sachs Local Emerging Markets Debt Fund - Class R6	1,552,929

		23,569,991

TOTAL UNDERLYING FUNDS – 97.3% (Cost $60,959,355)		$71,941,914

Shares	Dividend Rate	Value

Investment Company(a) – 1.5%

Goldman Sachs Financial Square Government Fund - Institutional Shares
1,100,062	5.022%	$1,100,062
(Cost $ 1,100,062)

TOTAL INVESTMENTS – 98.8% (Cost $ 62,059,417)		$73,041,976

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.2%		862,176

NET ASSETS – 100.0%		$73,904,152

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

Investment Abbreviations:
ETF	— Exchange Traded Fund
MLP	— Master Limited Partnership

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities June 30, 2023 (Unaudited)

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio

Assets:

Investments in affiliated issuers, at value (cost $512,502,070 and $761,665,491, respectively)	$504,644,934	$814,470,538
Investments in unaffiliated issuers, at value (cost $292,914 and $390,598, respectively)	280,803	374,448
Purchased options, at value (premium paid $3,572,035 and $5,535,731, respectively)	1,738,946	2,758,687
Cash	9,525,388	15,395,973
Foreign currencies, at value (cost $0 and $10,551, respectively)	9,593	14,621
Unrealized gain on forward foreign currency exchange contracts	246,024	384,285
Variation margin on futures contracts	460,142	802,804
Receivables:
Collateral on certain derivative contracts(a)	3,086,231	4,768,149
Dividends	618,476	590,809
Portfolio shares sold	233,680	95,212
Reimbursement from investment adviser	36,468	32,842
Other assets	76,146	77,205

Total assets	520,956,831	839,765,573

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	281,499	439,827
Unrealized loss on swap contracts	32,793	43,753
Written option contracts, at value (premium received $9,998 and $12,798, respectively)	2,447	3,133
Payables:
Investments purchased	1,918,476	590,809
Portfolio shares redeemed	222,089	355,804
Management fees	63,656	102,219
Distribution and Service fees and Transfer Agency fees	51,414	106,086
Accrued expenses	98,272	98,859

Total liabilities	2,670,646	1,740,490

Net Assets:

Paid-in capital	540,889,824	802,379,705
Total distributable earnings (loss)	(22,603,639)	35,645,378

NET ASSETS	$518,286,185	$838,025,083
Net Assets:
Class A	$ 88,463,505	$238,476,822
Class C	3,105,492	6,449,957
Institutional	361,523,049	343,805,501
Service	335,916	1,850,876
Investor	3,095,200	8,079,659
Class R6	2,202,931	2,204,410
Class R	9,739,823	4,130,421
Class P	49,820,269	233,027,437
Total Net Assets	$518,286,185	$838,025,083
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,998,002	16,897,061
Class C	280,338	471,437
Institutional	32,697,459	24,276,018
Service	29,940	131,496
Investor	281,228	575,863
Class R6	199,134	155,730
Class R	885,045	295,491
Class P	4,504,226	16,465,440
Net asset value, offering and redemption price per share:(b)
Class A	$11.06	$14.11
Class C	11.08	13.68
Institutional	11.06	14.16
Service	11.22	14.08
Investor	11.01	14.03
Class R6	11.06	14.16
Class R	11.00	13.98
Class P	11.06	14.15

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Futures	Forwards	Options
Balanced Strategy	$2,286,227	$ 800,000	$4
Growth and Income Strategy	3,728,140	1,040,000	9

(b)

Maximum public offering price per share for Class A Shares of the Balanced Strategy and Growth and Income Strategy Portfolios is $11.70 and $14.93, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Assets and Liabilities (continued) June 30, 2023 (Unaudited)

	Growth Strategy Portfolio	Satellite Strategies Portfolio

Assets:

Investments in affiliated issuers, at value (cost $705,584,274 and $62,059,417, respectively)	$801,026,320	$ 73,041,976
Investments in unaffiliated issuers, at value (cost $292,914 and $0, respectively)	280,803	—
Purchased options, at value (premium paid $6,483,584 and $0, respectively)	3,166,738	—
Cash	13,785,693	1,020,078
Foreign currencies, at value (cost $27,138 and $0, respectively)	30,243	—
Unrealized gain on forward foreign currency exchange contracts	386,078	—
Variation margin on futures contracts	923,031	—
Receivables:
Collateral on certain derivative contracts(a)	5,372,853	—
Portfolio shares sold	872,237	1,573
Dividends	420,901	96,870
Reimbursement from investment adviser	33,462	28,957
Other assets	78,294	74,918

Total assets	826,376,653	74,264,372

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	441,980	—
Unrealized loss on swap contracts	32,793	—
Written option contracts, at value (premium received $9,438 and $0, respectively)	2,310	—
Payables:
Investments purchased	420,901	96,870
Portfolio shares redeemed	409,711	154,281
Distribution and Service fees and Transfer Agency fees	136,862	13,337
Management fees	100,544	7,634
Accrued expenses	106,075	88,098

Total liabilities	1,651,176	360,220

Net Assets:

Paid-in capital	736,794,166	86,188,435
Total distributable earnings (loss)	87,931,311	(12,284,283)

NET ASSETS	$824,725,477	$ 73,904,152
Net Assets:
Class A	$316,543,648	$ 29,563,716
Class C	13,505,950	829,153
Institutional	204,984,888	30,941,501
Service	2,334,678	117,915
Investor	17,430,097	8,936,985
Class R6	7,771,051	1,713,399
Class R	6,136,602	378,525
Class P	256,018,563	1,422,958
Total Net Assets	$824,725,477	$ 73,904,152
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	18,557,229	3,923,855
Class C	774,152	109,819
Institutional	12,005,003	4,120,381
Service	137,376	15,660
Investor	1,037,974	1,189,977
Class R6	454,976	227,819
Class R	372,401	50,397
Class P	14,986,464	189,131
Net asset value, offering and redemption price per share:(b)
Class A	$17.06	$7.53
Class C	17.45	7.55
Institutional	17.07	7.51
Service	16.99	7.53
Investor	16.79	7.51
Class R6	17.08	7.52
Class R	16.48	7.51
Class P	17.08	7.52

(a)	Segregated for initial margin and/or collateral as follows:

Portfolio	Futures	Forwards	Options
Growth Strategy	$4,322,850	$1,050,000	$3

(b)

Maximum public offering price per share for Class A Shares of the Growth Strategy and Satellite Strategies Portfolios is $18.05 and $7.97, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations For the Six Months Ended June 30, 2023 (Unaudited)

	Balanced Strategy Portfolio	Growth and Income Strategy Portfolio

Investment Income:

Dividends — affiliated issuers	$ 6,283,265	$ 8,667,153

Interest	35,005	66,074

Dividends — unaffiliated issuers	2,303	3,070

Total investment income	6,320,573	8,736,297

Expenses:

Management fees	385,723	612,238

Transfer Agency fees(a)	162,965	302,828

Distribution and Service (12b-1) fees(a)	146,673	329,367

Registration fees	62,633	62,019

Professional fees	50,819	51,117

Custody, accounting and administrative services	31,192	31,162

Printing and mailing costs	30,751	39,464

Trustee fees	13,576	13,823

Service fees — Class C	4,097	8,313

Shareholder Administration fees — Service Class	409	2,311

Other	8,942	10,528

Total expenses	897,780	1,463,170

Less — expense reductions	(187,361)	(186,558)

Net expenses	710,419	1,276,612

NET INVESTMENT INCOME	5,610,154	7,459,685

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — affiliated issuers	(4,311,177)	(3,330,406)

Purchased options	(1,374,301)	(2,388,920)

Futures contracts	2,183,203	3,838,087

Written options	12,680	15,611

Swap contracts	—	149

Forward foreign currency exchange contracts	(79,204)	(205,836)

Foreign currency transactions	797	1,279

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	28,173,243	57,998,216

Investments — unaffiliated issuers	(12,111)	(16,150)

Purchased options	489,751	1,160,320

Futures contracts	2,046,751	3,630,151

Written options	30,758	40,631

Swap contracts	(32,793)	(43,753)

Forward foreign currency exchange contracts	590,944	965,213

Foreign currency translation	(2,676)	(4,696)

Net realized and unrealized gain	27,715,865	61,659,896

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$33,326,019	$69,119,581

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Balanced Strategy	$110,877	$12,291	$ 409	$23,096	$70,961	$2,622	$72,047	$ 66	$2,462	$326	$7,391	$ 7,090
Growth and Income Strategy	290,990	24,939	2,311	11,127	186,234	5,320	66,958	370	6,175	324	3,561	33,886

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Operations (continued) For the Six Months Ended June 30, 2023 (Unaudited)

	Growth Strategy Portfolio	Satellite Strategies Portfolio

Investment Income:

Dividends — affiliated issuers	$7,168,932	$1,134,019

Interest	80,781	—

Dividends — unaffiliated issuers	2,303	—

Total investment income	7,252,016	1,134,019

Expenses:

Management fees	596,201	49,816

Distribution and Service (12b-1) fees(a)	449,422	43,943

Transfer Agency fees(a)	350,560	41,054

Registration fees	57,767	51,026

Professional fees	51,155	45,451

Printing and mailing costs	44,351	24,781

Custody, accounting and administrative services	29,483	29,243

Service fees — Class C	17,015	1,163

Trustee fees	13,802	13,222

Shareholder Administration fees — Service Class	2,673	145

Other	10,665	2,613

Total expenses	1,623,094	302,457

Less — expense reductions	(191,909)	(162,490)

Net expenses	1,431,185	139,967

NET INVESTMENT INCOME	5,820,831	994,052

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — affiliated issuers	(4,298,842)	(98,857)

Purchased options	(2,580,282)	—

Futures contracts	3,453,168	—

Written options	2,706	—

Forward foreign currency exchange contracts	32,772	—

Foreign currency transactions	393	—

Net change in unrealized gain (loss) on:

Investments — affiliated issuers	72,086,973	2,626,428

Investments — unaffiliated issuers	(12,111)	—

Purchased options	1,091,172	—

Futures contracts	4,104,958	—

Written options	28,581	—

Swap contracts	(32,793)	—

Forward foreign currency exchange contracts	813,399	—

Foreign currency translation	(2,637)	—

Net realized and unrealized gain	74,687,457	2,527,571

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$80,508,288	$3,521,623

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Portfolio	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Growth Strategy	$381,087	$51,046	$2,673	$14,616	$243,896	$10,890	$40,657	$427	$12,597	$1,126	$4,677	$36,290
Satellite Strategies	39,171	3,490	145	1,137	25,069	745	7,028	23	7,347	268	364	210

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets

	Balanced Strategy Portfolio		Growth and Income Strategy Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$5,610,154	$12,153,046	$7,459,685	$19,216,372

Net realized gain (loss)	(3,568,002)	(862,926)	(2,070,036)	4,163,684

Net change in unrealized gain (loss)	31,283,867	(95,337,735)	63,729,932	(178,489,949)

Net increase (decrease) in net assets resulting from operations	33,326,019	(84,047,615)	69,119,581	(155,109,893)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(862,500)	(4,400,604)	(1,935,005)	(12,343,223)

Class C Shares	(18,723)	(158,372)	(31,497)	(324,426)

Institutional Shares	(4,144,282)	(18,338,640)	(3,346,875)	(18,820,149)

Service Shares	(2,996)	(15,352)	(14,113)	(100,257)

Investor Shares	(33,674)	(167,144)	(74,538)	(418,773)

Class R6 Shares	(25,312)	(88,959)	(21,745)	(103,053)

Class R Shares	(82,797)	(410,355)	(30,379)	(246,281)

Class P Shares	(548,784)	(2,835,170)	(2,290,506)	(12,522,135)

Total distributions to shareholders	(5,719,068)	(26,414,596)	(7,744,658)	(44,878,297)

From share transactions:

Proceeds from sales of shares	39,906,467	170,273,887	32,076,313	95,930,879

Reinvestment of distributions	5,666,430	26,137,542	7,606,637	43,940,192

Cost of shares redeemed	(76,538,336)	(181,426,260)	(64,679,432)	(167,867,951)

Net increase (decrease) in net assets resulting from share transactions	(30,965,439)	14,985,169	(24,996,482)	(27,996,880)

TOTAL INCREASE (DECREASE)	(3,358,488)	(95,477,042)	36,378,441	(227,985,070)

Net assets:

Beginning of period	521,644,673	617,121,715	801,646,642	1,029,631,712

End of period	$518,286,185	$521,644,673	$838,025,083	$801,646,642

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Statements of Changes in Net Assets (continued)

	Growth Strategy Portfolio		Satellite Strategies Portfolio
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$5,820,831	$17,272,450	$994,052	$3,217,506
Net realized gain (loss)	(3,390,085)	7,690,984	(98,857)	(752,455)
Net change in unrealized gain (loss)	78,077,542	(188,907,020)	2,626,428	(20,810,185)

Net increase (decrease) in net assets resulting from operations	80,508,288	(163,943,586)	3,521,623	(18,345,134)

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	(15,373,283)	(355,650)	(1,170,343)

Class C Shares	—	(567,562)	(6,687)	(29,229)

Institutional Shares	—	(10,734,735)	(445,322)	(1,582,785)

Service Shares	—	(91,284)	(1,310)	(3,832)

Investor Shares	—	(615,276)	(117,455)	(391,446)

Class R6 Shares	—	(401,167)	(23,790)	(70,564)

Class R Shares	—	(286,460)	(4,175)	(14,936)

Class P Shares	—	(12,785,087)	(19,203)	(52,508)

Return of capital:

Class A Shares	—	—	—	(67,092)

Class C Shares	—	—	—	(1,676)

Institutional Shares	—	—	—	(90,736)

Service Shares	—	—	—	(220)

Investor Shares	—	—	—	(22,440)

Class R6 Shares	—	—	—	(4,045)

Class R Shares	—	—	—	(856)

Class P Shares	—	—	—	(3,010)

Total distributions to shareholders	—	(40,854,854)	(973,592)	(3,505,718)

From share transactions:

Proceeds from sales of shares	39,920,630	114,987,141	1,490,038	6,516,757

Reinvestment of distributions	—	39,590,085	899,586	3,230,183

Cost of shares redeemed	(57,984,296)	(151,112,511)	(15,434,785)	(30,497,924)

Net increase (decrease) in net assets resulting from share transactions	(18,063,666)	3,464,715	(13,045,161)	(20,750,984)

TOTAL INCREASE (DECREASE)	62,444,622	(201,333,725)	(10,497,130)	(42,601,836)

Net assets:

Beginning of period	762,280,855	963,614,580	84,401,282	127,003,118

End of period	$824,725,477	$762,280,855	$73,904,152	$84,401,282

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Class A Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.49		$12.82	$12.64	$11.64	$10.32	$11.55

Net investment income (a)(b)	0.10		0.22	0.24	0.20	0.20	0.16

Net realized and unrealized gain (loss)	0.58		(2.02)	0.71	1.04	1.37	(0.95)

Total from investment operations	0.68		(1.80)	0.95	1.24	1.57	(0.79)

Distributions to shareholders from net investment income	(0.11)		(0.39)	(0.34)	(0.24)	(0.25)	(0.24)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.11)		(0.53)	(0.77)	(0.24)	(0.25)	(0.44)

Net asset value, end of period	$11.06		$10.49	$12.82	$12.64	$11.64	$10.32

Total return(c)	6.47%		(14.09)%	7.53%	10.71%	15.24%	(6.90)%

Net assets, end of period (in 000s)	$88,464		$88,939	$113,820	$110,057	$106,285	$106,235

Ratio of net expenses to average net assets(d)	0.56	%(e)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of total expenses to average net assets(d)	0.64	%(e)	0.63%	0.61%	0.64%	0.67%	0.63%

Ratio of net investment income to average net assets(b)	1.89	%(e)	1.91%	1.84%	1.71%	1.76%	1.46%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Class C Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.51		$12.83	$12.67	$11.66	$10.34	$11.55

Net investment income(a)(b)	0.06		0.11	0.12	0.10	0.10	0.05

Net realized and unrealized gain (loss)	0.58		(1.99)	0.73	1.06	1.38	(0.92)

Total from investment operations	0.64		(1.88)	0.85	1.16	1.48	(0.87)

Distributions to shareholders from net investment income	(0.07)		(0.30)	(0.26)	(0.15)	(0.16)	(0.14)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.07)		(0.44)	(0.69)	(0.15)	(0.16)	(0.34)

Net asset value, end of period	$11.08		$10.51	$12.83	$12.67	$11.66	$10.34

Total return(c)	6.05%		(14.70)%	6.73%	9.90%	14.30%	(7.58)%

Net assets, end of period (in 000s)	$3,105		$3,740	$6,678	$9,575	$10,978	$12,807

Ratio of net expenses to average net assets(d)	1.31	%(e)	1.31%	1.31%	1.32%	1.33%	1.33%

Ratio of total expenses to average net assets(d)	1.39	%(e)	1.38%	1.36%	1.39%	1.42%	1.38%

Ratio of net investment income to average net assets(b)	1.12	%(e)	0.98%	0.91%	0.86%	0.93%	0.43%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Institutional Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.49		$12.81	$12.63	$11.64	$10.32	$11.55

Net investment income(a)(b)	0.12		0.27	0.29	0.25	0.25	0.20

Net realized and unrealized gain (loss)	0.58		(2.02)	0.71	1.02	1.36	(0.95)

Total from investment operations	0.70		(1.75)	1.00	1.27	1.61	(0.75)

Distributions to shareholders from net investment income	(0.13)		(0.43)	(0.39)	(0.28)	(0.29)	(0.28)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.13)		(0.57)	(0.82)	(0.28)	(0.29)	(0.48)

Net asset value, end of period	$11.06		$10.49	$12.81	$12.63	$11.64	$10.32

Total return(c)	6.66%		(13.69)%	7.93%	11.05%	15.68%	(6.53)%

Net assets, end of period (in 000s)	$361,523		$355,310	$426,392	$388,941	$351,189	$292,183

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.19%	0.19%	0.19%	0.20%	0.20%

Ratio of total expenses to average net assets(d)	0.27	%(e)	0.27%	0.25%	0.26%	0.28%	0.24%

Ratio of net investment income to average net assets(b)	2.27	%(e)	2.31%	2.23%	2.12%	2.19%	1.76%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Service Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.64		$12.99	$12.79	$11.78	$10.45	$11.68

Net investment income(a)(b)	0.10		0.21	0.22	0.16	0.17	0.15

Net realized and unrealized gain (loss)	0.58		(2.05)	0.73	1.07	1.39	(0.95)

Total from investment operations	0.68		(1.84)	0.95	1.23	1.56	(0.80)

Distributions to shareholders from net investment income	(0.10)		(0.37)	(0.32)	(0.22)	(0.23)	(0.23)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.10)		(0.51)	(0.75)	(0.22)	(0.23)	(0.43)

Net asset value, end of period	$11.22		$10.64	$12.99	$12.79	$11.78	$10.45

Total return(c)	6.41%		(14.18)%	7.44%	10.52%	14.99%	(6.93)%

Net assets, end of period (in 000s)	$336		$319	$388	$421	$532	$667

Ratio of net expenses to average net assets(d)	0.69	%(e)	0.69%	0.69%	0.69%	0.70%	0.70%

Ratio of total expenses to average net assets(d)	0.77	%(e)	0.77%	0.75%	0.77%	0.78%	0.74%

Ratio of net investment income to average net assets(b)	1.78	%(e)	1.82%	1.67%	1.38%	1.47%	1.31%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Investor Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.44		$12.76	$12.58	$11.59	$10.28	$11.50

Net investment income(a)(b)	0.12		0.23	0.28	0.33	0.23	0.18

Net realized and unrealized gain (loss)	0.57		(1.99)	0.70	0.93	1.36	(0.93)

Total from investment operations	0.69		(1.76)	0.98	1.26	1.59	(0.75)

Distributions to shareholders from net investment income	(0.12)		(0.42)	(0.37)	(0.27)	(0.28)	(0.27)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.12)		(0.56)	(0.80)	(0.27)	(0.28)	(0.47)

Net asset value, end of period	$11.01		$10.44	$12.76	$12.58	$11.59	$10.28

Total return(c)	6.63%		(13.79)%	7.75%	10.97%	15.49%	(6.61)%

Net assets, end of period (in 000s)	$3,095		$3,110	$5,430	$7,594	$3,663	$2,937

Ratio of net expenses to average net assets(d)	0.31	%(e)	0.31%	0.31%	0.32%	0.33%	0.34%

Ratio of total expenses to average net assets(d)	0.39	%(e)	0.38%	0.36%	0.39%	0.42%	0.38%

Ratio of net investment income to average net assets(b)	2.14	%(e)	2.01%	2.13%	2.78%	2.07%	1.64%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.50		$12.82	$12.63	$11.64	$10.32	$11.55

Net investment income(a)(b)	0.12		0.37	0.21	0.23	0.23	0.35

Net realized and unrealized gain (loss)	0.57		(2.12)	0.79	1.05	1.38	(1.09)

Total from investment operations	0.69		(1.75)	1.00	1.28	1.61	(0.74)

Distributions to shareholders from net investment income	(0.13)		(0.43)	(0.38)	(0.29)	(0.29)	(0.29)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.13)		(0.57)	(0.81)	(0.29)	(0.29)	(0.49)

Net asset value, end of period	$11.06		$10.50	$12.82	$12.63	$11.64	$10.32

Total return(c)	6.56%		(13.66)%	8.00%	11.06%	15.70%	(6.52)%

Net assets, end of period (in 000s)	$2,203		$2,061	$277	$1,449	$1,766	$2,308

Ratio of net expenses to average net assets(d)	0.18	%(e)	0.18%	0.18%	0.18%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.26	%(e)	0.26%	0.24%	0.26%	0.27%	0.24%

Ratio of net investment income to average net assets(b)	2.29	%(e)	3.28%	1.64%	1.89%	2.04%	3.10%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Class R Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$10.44		$12.76	$12.58	$11.59	$10.28	$11.50

Net investment income(a)(b)	0.09		0.19	0.22	0.16	0.18	0.14

Net realized and unrealized gain (loss)	0.56		(2.01)	0.70	1.04	1.35	(0.95)

Total from investment operations	0.65		(1.82)	0.92	1.20	1.53	(0.81)

Distributions to shareholders from net investment income	(0.09)		(0.36)	(0.31)	(0.21)	(0.22)	(0.21)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.09)		(0.50)	(0.74)	(0.21)	(0.22)	(0.41)

Net asset value, end of period	$11.00		$10.44	$12.76	$12.58	$11.59	$10.28

Total return(c)	6.29%		(14.30)%	7.32%	10.39%	14.94%	(7.07)%

Net assets, end of period (in 000s)	$9,740		$8,693	$10,837	$9,435	$10,241	$8,443

Ratio of net expenses to average net assets(d)	0.81	%(e)	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of total expenses to average net assets(d)	0.89	%(e)	0.88%	0.86%	0.90%	0.92%	0.88%

Ratio of net investment income to average net assets(b)	1.66	%(e)	1.67%	1.65%	1.40%	1.61%	1.23%

Portfolio turnover rate(f)	5%		30%	9%	19%	55%	45%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS BALANCED STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Balanced Strategy Portfolio

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,				Period Ended

	(Unaudited)		2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$10.49		$12.82	$12.64	$11.64	$10.32	$11.54

Net investment income(b)(c)	0.12		0.28	0.29	0.25	0.24	0.20

Net realized and unrealized gain (loss)	0.58		(2.04)	0.71	1.04	1.37	(0.96)

Total from investment operations	0.70		(1.76)	1.00	1.29	1.61	(0.76)

Distributions to shareholders from net investment income	(0.13)		(0.43)	(0.39)	(0.29)	(0.29)	(0.26)

Distributions to shareholders from net realized gains	—		(0.14)	(0.43)	—	—	(0.20)

Total distributions	(0.13)		(0.57)	(0.82)	(0.29)	(0.29)	(0.46)

Net asset value, end of period	$11.06		$10.49	$12.82	$12.64	$11.64	$10.32

Total return(d)	6.66%		(13.75)%	7.94%	11.15%	15.69%	(6.67)%

Net assets, end of period (in 000s)	$49,820		$59,472	$53,299	$41,545	$42,118	$43,098

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18%	0.18%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.26	%(f)	0.26%	0.24%	0.25%	0.27%	0.24	%(f)

Ratio of net investment income to average net assets(c)	2.24	%(f)	2.46%	2.24%	2.10%	2.17%	2.48	%(f)

Portfolio turnover rate(g)	5%		30%	9%	19%	55%	45%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

42	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Class A Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.10		$16.35	$15.51	$14.26	$12.26	$13.81

Net investment income (a)(b)	0.11		0.28	0.36	0.20	0.22	0.18

Net realized and unrealized gain (loss)	1.01		(2.80)	1.53	1.54	2.06	(1.41)

Total from investment operations	1.12		(2.52)	1.89	1.74	2.28	(1.23)

Distributions to shareholders from net investment income	(0.11)		(0.50)	(0.53)	(0.23)	(0.28)	(0.32)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.11)		(0.73)	(1.05)	(0.49)	(0.28)	(0.32)

Net asset value, end of period	$14.11		$13.10	$16.35	$15.51	$14.26	$12.26

Total return(c)	8.60%		(15.50)%	12.27%	12.29%	18.60%	(8.94)%

Net assets, end of period (in 000s)	$238,477		$228,850	$297,996	$293,868	$286,721	$272,658

Ratio of net expenses to average net assets(d)	0.57	%(e)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of total expenses to average net assets(d)	0.61	%(e)	0.61%	0.59%	0.62%	0.64%	0.61%

Ratio of net investment income to average net assets(b)	1.57	%(e)	1.94%	2.15%	1.38%	1.65%	1.29%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	43

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Class C Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$12.70		$15.88	$15.12	$13.92	$11.98	$13.49

Net investment income(a)(b)	0.05		0.15	0.20	0.06	0.09	0.01

Net realized and unrealized gain (loss)	1.00		(2.71)	1.53	1.53	2.04	(1.31)

Total from investment operations	1.05		(2.56)	1.73	1.59	2.13	(1.30)

Distributions to shareholders from net investment income	(0.07)		(0.39)	(0.45)	(0.13)	(0.19)	(0.21)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.07)		(0.62)	(0.97)	(0.39)	(0.19)	(0.21)

Net asset value, end of period	$13.68		$12.70	$15.88	$15.12	$13.92	$11.98

Total return(c)	8.24%		(16.16)%	11.44%	11.44%	17.78%	(9.62)%

Net assets, end of period (in 000s)	$6,450		$6,766	$10,130	$13,454	$19,069	$27,099

Ratio of net expenses to average net assets(d)	1.32	%(e)	1.31%	1.31%	1.32%	1.33%	1.34%

Ratio of total expenses to average net assets(d)	1.36	%(e)	1.36%	1.34%	1.37%	1.39%	1.36%

Ratio of net investment income to average net assets(b)	0.80	%(e)	1.08%	1.23%	0.45%	0.66%	0.11%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

44	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Institutional Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.14		$16.40	$15.56	$14.31	$12.29	$13.85

Net investment income(a)(b)	0.13		0.33	0.44	0.25	0.27	0.20

Net realized and unrealized gain (loss)	1.03		(2.81)	1.52	1.54	2.08	(1.39)

Total from investment operations	1.16		(2.48)	1.96	1.79	2.35	(1.19)

Distributions to shareholders from net investment income	(0.14)		(0.55)	(0.60)	(0.28)	(0.33)	(0.37)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.14)		(0.78)	(1.12)	(0.54)	(0.33)	(0.37)

Net asset value, end of period	$14.16		$13.14	$16.40	$15.56	$14.31	$12.29

Total return(c)	8.84%		(15.19)%	12.64%	12.68%	19.17%	(8.63)%

Net assets, end of period (in 000s)	$343,806		$331,731	$443,099	$364,206	$371,610	$360,006

Ratio of net expenses to average net assets(d)	0.20	%(e)	0.19%	0.19%	0.19%	0.20%	0.20%

Ratio of total expenses to average net assets(d)	0.24	%(e)	0.24%	0.23%	0.24%	0.25%	0.22%

Ratio of net investment income to average net assets(b)	1.94	%(e)	2.29%	2.65%	1.77%	2.01%	1.48%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	45

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Service Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.06		$16.30	$15.48	$14.23	$12.23	$13.77

Net investment income(a)(b)	0.10		0.25	0.34	0.16	0.21	0.15

Net realized and unrealized gain (loss)	1.03		(2.78)	1.51	1.56	2.05	(1.38)

Total from investment operations	1.13		(2.53)	1.85	1.72	2.26	(1.23)

Distributions to shareholders from net investment income	(0.11)		(0.48)	(0.51)	(0.21)	(0.26)	(0.31)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.11)		(0.71)	(1.03)	(0.47)	(0.26)	(0.31)

Net asset value, end of period	$14.08		$13.06	$16.30	$15.48	$14.23	$12.23

Total return(c)	8.63%		(15.61)%	12.03%	12.18%	18.51%	(9.00)%

Net assets, end of period (in 000s)	$1,851		$1,851	$2,755	$2,669	$2,920	$2,780

Ratio of net expenses to average net assets(d)	0.70	%(e)	0.69%	0.69%	0.69%	0.70%	0.70%

Ratio of total expenses to average net assets(d)	0.74	%(e)	0.74%	0.73%	0.74%	0.75%	0.72%

Ratio of net investment income to average net assets(b)	1.44	%(e)	1.75%	2.07%	1.17%	1.53%	1.13%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

46	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Investor Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.02		$16.26	$15.44	$14.19	$12.20	$13.74

Net investment income(a)(b)	0.12		0.32	0.41	0.23	0.26	0.20

Net realized and unrealized gain (loss)	1.02		(2.80)	1.51	1.54	2.04	(1.38)

Total from investment operations	1.14		(2.48)	1.92	1.77	2.30	(1.18)

Distributions to shareholders from net investment income	(0.13)		(0.53)	(0.58)	(0.26)	(0.31)	(0.36)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.13)		(0.76)	(1.10)	(0.52)	(0.31)	(0.36)

Net asset value, end of period	$14.03		$13.02	$16.26	$15.44	$14.19	$12.20

Total return(c)	8.78%		(15.30)%	12.48%	12.64%	18.91%	(8.68)%

Net assets, end of period (in 000s)	$8,080		$7,459	$8,948	$7,997	$7,670	$7,366

Ratio of net expenses to average net assets(d)	0.32	%(e)	0.31%	0.31%	0.32%	0.33%	0.34%

Ratio of total expenses to average net assets(d)	0.36	%(e)	0.36%	0.34%	0.37%	0.39%	0.36%

Ratio of net investment income to average net assets(b)	1.83	%(e)	2.24%	2.50%	1.64%	1.92%	1.48%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	47

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.14		$16.40	$15.55	$14.30	$12.29	$13.85

Net investment income(a)(b)	0.13		0.43	0.32	0.22	0.26	0.36

Net realized and unrealized gain (loss)	1.03		(2.91)	1.64	1.57	2.08	(1.54)

Total from investment operations	1.16		(2.48)	1.96	1.79	2.34	(1.18)

Distributions to shareholders from net investment income	(0.14)		(0.55)	(0.59)	(0.28)	(0.33)	(0.38)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.14)		(0.78)	(1.11)	(0.54)	(0.33)	(0.38)

Net asset value, end of period	$14.16		$13.14	$16.40	$15.55	$14.30	$12.29

Total return(c)	8.84%		(15.17)%	12.69%	12.70%	19.10%	(8.61)%

Net assets, end of period (in 000s)	$2,204		$2,162	$923	$4,694	$6,300	$6,331

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.18%	0.18%	0.18%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.23	%(e)	0.23%	0.22%	0.23%	0.24%	0.22%

Ratio of net investment income to average net assets(b)	1.96	%(e)	3.02%	1.94%	1.59%	1.92%	2.67%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

48	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Class R Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value beginning of period	$12.97		$16.20	$15.39	$14.15	$12.17	$13.70

Net investment income(a)(b)	0.09		0.25	0.31	0.16	0.20	0.13

Net realized and unrealized gain (loss)	1.02		(2.79)	1.52	1.53	2.02	(1.37)

Total from investment operations	1.11		(2.54)	1.83	1.69	2.22	(1.24)

Distributions to shareholders from net investment income	(0.10)		(0.46)	(0.50)	(0.19)	(0.24)	(0.29)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.10)		(0.69)	(1.02)	(0.45)	(0.24)	(0.29)

Net asset value, end of period	$13.98		$12.97	$16.20	$15.39	$14.15	$12.17

Total return(c)	8.55%		(15.73)%	11.94%	12.05%	18.30%	(9.10)%

Net assets, end of period (in 000s)	$4,130		$4,346	$5,579	$5,270	$4,991	$4,251

Ratio of net expenses to average net assets(d)	0.82	%(e)	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of total expenses to average net assets(d)	0.86	%(e)	0.86%	0.84%	0.87%	0.89%	0.86%

Ratio of net investment income to average net assets(b)	1.30	%(e)	1.75%	1.87%	1.15%	1.46%	1.00%

Portfolio turnover rate(f)	5%		29%	8%	13%	61%	32%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	49

GOLDMAN SACHS GROWTH AND INCOME STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth and Income Strategy Portfolio

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,				Period Ended

	(Unaudited)		2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$13.13		$16.39	$15.55	$14.30	$12.29	$13.91

Net investment income(b)(c)	0.13		0.34	0.44	0.26	0.29	0.23

Net realized and unrealized gain (loss)	1.03		(2.82)	1.52	1.53	2.05	(1.52)

Total from investment operations	1.16		(2.48)	1.96	1.79	2.34	(1.29)

Distributions to shareholders from net investment income	(0.14)		(0.55)	(0.60)	(0.28)	(0.33)	(0.33)

Distributions to shareholders from net realized gains	—		(0.23)	(0.52)	(0.26)	—	—

Total distributions	(0.14)		(0.78)	(1.12)	(0.54)	(0.33)	(0.33)

Net asset value, end of period	$14.15		$13.13	$16.39	$15.55	$14.30	$12.29

Total return(d)	8.85%		(15.19)%	12.66%	12.70%	19.10%	(9.29)%

Net assets, end of period (in 000s)	$233,027		$218,480	$260,202	$228,953	$212,702	$185,028

Ratio of net expenses to average net assets(e)	0.19	%(f)	0.18%	0.18%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.23	%(f)	0.23%	0.22%	0.23%	0.24%	0.22	%(f)

Ratio of net investment income to average net assets(c)	1.96	%(f)	2.38%	2.62%	1.80%	2.12%	2.48	%(f)

Portfolio turnover rate(g)	5%		29%	8%	13%	61%	32%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

50	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Class A Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.44		$19.62	$17.88	$16.18	$13.73	$15.83

Net investment income (a)(b)	0.10		0.32	0.47	0.19	0.25	0.19

Net realized and unrealized gain (loss)	1.52		(3.68)	2.49	2.07	2.80	(1.93)

Total from investment operations	1.62		(3.36)	2.96	2.26	3.05	(1.74)

Distributions to shareholders from net investment income	—		(0.56)	(0.70)	(0.21)	(0.32)	(0.36)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.82)	(1.22)	(0.56)	(0.60)	(0.36)

Net asset value, end of period	$17.06		$15.44	$19.62	$17.88	$16.18	$13.73

Total return(c)	10.49%		(17.14)%	16.54%	13.96%	22.24%	(10.98)%

Net assets, end of period (in 000s)	$316,544		$297,896	$387,436	$353,363	$338,384	$308,475

Ratio of net expenses to average net assets(d)	0.56	%(e)	0.56%	0.56%	0.57%	0.58%	0.59%

Ratio of total expenses to average net assets(d)	0.61	%(e)	0.61%	0.60%	0.64%	0.65%	0.62%

Ratio of net investment income to average net assets(b)	1.26	%(e)	1.87%	2.40%	1.18%	1.61%	1.19%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	51

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Class C Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.85		$20.09	$18.27	$16.51	$13.98	$15.81

Net investment income (loss)(a)(b)	0.04		0.18	0.29	0.05	0.10	(0.03)

Net realized and unrealized gain (loss)	1.56		(3.74)	2.57	2.11	2.87	(1.80)

Total from investment operations	1.60		(3.56)	2.86	2.16	2.97	(1.83)

Distributions to shareholders from net investment income	—		(0.42)	(0.52)	(0.05)	(0.16)	—

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.68)	(1.04)	(0.40)	(0.44)	—

Net asset value, end of period	$17.45		$15.85	$20.09	$18.27	$16.51	$13.98

Total return(c)	10.09%		(17.76)%	15.67%	13.10%	21.31%	(11.58)%

Net assets, end of period (in 000s)	$13,506		$13,496	$19,334	$22,590	$29,424	$36,201

Ratio of net expenses to average net assets(d)	1.31	%(e)	1.31%	1.31%	1.32%	1.33%	1.34%

Ratio of total expenses to average net assets(d)	1.36	%(e)	1.36%	1.35%	1.39%	1.40%	1.37%

Ratio of net investment income (loss) to average net assets(b)	0.48	%(e)	1.03%	1.44%	0.28%	0.64%	(0.20)%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

52	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Institutional Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.42		$19.61	$17.86	$16.17	$13.72	$15.81

Net investment income(a)(b)	0.13		0.38	0.57	0.25	0.24	0.19

Net realized and unrealized gain (loss)	1.52		(3.68)	2.47	2.06	2.87	(1.87)

Total from investment operations	1.65		(3.30)	3.04	2.31	3.11	(1.68)

Distributions to shareholders from net investment income	—		(0.63)	(0.77)	(0.27)	(0.38)	(0.41)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.89)	(1.29)	(0.62)	(0.66)	(0.41)

Net asset value, end of period	$17.07		$15.42	$19.61	$17.86	$16.17	$13.72

Total return(c)	10.77%		(16.87)%	17.03%	14.29%	22.77%	(10.65)%

Net assets, end of period (in 000s)	$204,985		$195,963	$249,377	$169,166	$147,389	$247,863

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.19%	0.19%	0.19%	0.20%	0.20%

Ratio of total expenses to average net assets(d)	0.24	%(e)	0.24%	0.23%	0.26%	0.26%	0.23%

Ratio of net investment income to average net assets(b)	1.62	%(e)	2.24%	2.88%	1.58%	1.59%	1.22%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	53

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Service Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.39		$19.56	$17.83	$16.13	$13.69	$15.77

Net investment income(a)(b)	0.09		0.29	0.46	0.15	0.22	0.15

Net realized and unrealized gain (loss)	1.51		(3.66)	2.46	2.08	2.80	(1.90)

Total from investment operations	1.60		(3.37)	2.92	2.23	3.02	(1.75)

Distributions to shareholders from net investment income	—		(0.54)	(0.67)	(0.18)	(0.30)	(0.33)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.80)	(1.19)	(0.53)	(0.58)	(0.33)

Net asset value, end of period	$16.99		$15.39	$19.56	$17.83	$16.13	$13.69

Total return(c)	10.46%		(17.27)%	16.41%	13.81%	22.10%	(11.06)%

Net assets, end of period (in 000s)	$2,335		$1,764	$2,413	$2,120	$2,266	$2,252

Ratio of net expenses to average net assets(d)	0.69	%(e)	0.69%	0.69%	0.69%	0.70%	0.70%

Ratio of total expenses to average net assets(d)	0.74	%(e)	0.74%	0.73%	0.76%	0.77%	0.73%

Ratio of net investment income to average net assets(b)	1.17	%(e)	1.70%	2.36%	0.94%	1.47%	0.96%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

54	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Investor Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.18		$19.29	$17.60	$15.93	$13.53	$15.59

Net investment income(a)(b)	0.13		0.34	0.75	0.22	0.28	0.18

Net realized and unrealized gain (loss)	1.48		(3.60)	2.21	2.05	2.76	(1.86)

Total from investment operations	1.61		(3.26)	2.96	2.27	3.04	(1.68)

Distributions to shareholders from net investment income	—		(0.59)	(0.75)	(0.25)	(0.36)	(0.38)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.85)	(1.27)	(0.60)	(0.64)	(0.38)

Net asset value, end of period	$16.79		$15.18	$19.29	$17.60	$15.93	$13.53

Total return(c)	10.61%		(16.92)%	16.86%	14.24%	22.50%	(10.74)%

Net assets, end of period (in 000s)	$17,430		$10,006	$13,836	$7,004	$7,204	$6,477

Ratio of net expenses to average net assets(d)	0.31	%(e)	0.31%	0.31%	0.32%	0.33%	0.33%

Ratio of total expenses to average net assets(d)	0.36	%(e)	0.36%	0.35%	0.39%	0.40%	0.37%

Ratio of net investment income to average net assets(b)	1.63	%(e)	2.02%	3.83%	1.38%	1.85%	1.14%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	55

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$15.43		$19.62	$17.87	$16.17	$13.72	$15.81

Net investment income(a)(b)	0.13		0.42	0.55	0.21	0.31	0.39

Net realized and unrealized gain (loss)	1.52		(3.72)	2.49	2.11	2.80	(2.06)

Total from investment operations	1.65		(3.30)	3.04	2.32	3.11	(1.67)

Distributions to shareholders from net investment income	—		(0.63)	(0.77)	(0.27)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.89)	(1.29)	(0.62)	(0.66)	(0.42)

Net asset value, end of period	$17.08		$15.43	$19.62	$17.87	$16.17	$13.72

Total return(c)	10.69%		(16.85)%	17.02%	14.35%	22.72%	(10.55)%

Net assets, end of period (in 000s)	$7,771		$7,255	$6,263	$6,792	$7,554	$6,603

Ratio of net expenses to average net assets(d)	0.18	%(e)	0.18%	0.18%	0.18%	0.19%	0.19%

Ratio of total expenses to average net assets(d)	0.23	%(e)	0.24%	0.22%	0.25%	0.26%	0.22%

Ratio of net investment income to average net assets(b)	1.64	%(e)	2.48%	2.79%	1.31%	2.00%	2.54%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

56	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Class R Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value beginning of period	$14.93		$19.01	$17.36	$15.74	$13.37	$15.42

Net investment income(a)(b)	0.08		0.26	0.44	0.15	0.20	0.14

Net realized and unrealized gain (loss)	1.47		(3.56)	2.39	1.99	2.73	(1.87)

Total from investment operations	1.55		(3.30)	2.83	2.14	2.93	(1.73)

Distributions to shareholders from net investment income	—		(0.52)	(0.66)	(0.17)	(0.28)	(0.32)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.78)	(1.18)	(0.52)	(0.56)	(0.32)

Net asset value, end of period	$16.48		$14.93	$19.01	$17.36	$15.74	$13.37

Total return(c)	10.38%		(17.38)%	16.31%	13.61%	21.98%	(11.18)%

Net assets, end of period (in 000s)	$6,137		$5,492	$7,788	$6,353	$6,400	$5,475

Ratio of net expenses to average net assets(d)	0.81	%(e)	0.81%	0.81%	0.82%	0.83%	0.84%

Ratio of total expenses to average net assets(d)	0.86	%(e)	0.86%	0.85%	0.89%	0.90%	0.87%

Ratio of net investment income to average net assets(b)	1.02	%(e)	1.58%	2.31%	0.94%	1.36%	0.90%

Portfolio turnover rate(f)	6%		27%	5%	8%	69%	29%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(e)	Annualized.
(f)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	57

GOLDMAN SACHS GROWTH STRATEGY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Growth Strategy Portfolio

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,				Period Ended

	(Unaudited)		2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$15.43		$19.62	$17.87	$16.17	$13.72	$15.96

Net investment income(b)(c)	0.13		0.39	0.59	0.26	0.32	0.28

Net realized and unrealized gain (loss)	1.52		(3.69)	2.45	2.06	2.79	(2.10)

Total from investment operations	1.65		(3.30)	3.04	2.32	3.11	(1.82)

Distributions to shareholders from net investment income	—		(0.63)	(0.77)	(0.27)	(0.38)	(0.42)

Distributions to shareholders from net realized gains	—		(0.26)	(0.52)	(0.35)	(0.28)	—

Total distributions	—		(0.89)	(1.29)	(0.62)	(0.66)	(0.42)

Net asset value, end of period	$17.08		$15.43	$19.62	$17.87	$16.17	$13.72

Total return(d)	10.69%		(16.85)%	17.03%	14.36%	22.72%	(11.39)%

Net assets, end of period (in 000s)	$256,019		$230,411	$277,169	$207,786	$183,763	$148,866

Ratio of net expenses to average net assets(e)	0.18	%(f)	0.18%	0.18%	0.18%	0.19%	0.19	%(f)

Ratio of total expenses to average net assets(e)	0.23	%(f)	0.23%	0.22%	0.25%	0.26%	0.22	%(f)

Ratio of net investment income to average net assets(c)	1.65	%(f)	2.26%	2.98%	1.62%	2.08%	2.56	%(f)

Portfolio turnover rate(g)	6%		27%	5%	8%	69%	29%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

58	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Class A Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.32		$8.95	$8.56	$8.45	$7.38	$8.45

Net investment income (a)(b)	0.09		0.23	0.22	0.15	0.27	0.19

Net realized and unrealized gain (loss)	0.21		(1.59)	0.48	0.11	1.08	(1.06)

Total from investment operations	0.30		(1.36)	0.70	0.26	1.35	(0.87)

Distributions to shareholders from net investment income	(0.09)		(0.26)	(0.31)	(0.15)	(0.28)	(0.20)

Distributions to shareholders from return of capital	—		(0.01)	— (c)	—	—	—

Total distributions	(0.09)		(0.27)	(0.31)	(0.15)	(0.28)	(0.20)

Net asset value, end of period	$7.53		$7.32	$8.95	$8.56	$8.45	$7.38

Total return(d)	4.09%		(15.19)%	8.20%	3.40%	18.38%	(10.39)%

Net assets, end of period (in 000s)	$29,564		$32,203	$46,066	$46,265	$46,921	$39,384

Ratio of net expenses to average net assets(e)	0.54	%(f)	0.54%	0.54%	0.55%	0.56%	0.56%

Ratio of total expenses to average net assets(e)	0.95	%(f)	0.88%	0.75%	0.75%	0.66%	0.61%

Ratio of net investment income to average net assets(b)	2.30	%(f)	2.95%	2.42%	1.90%	3.30%	2.35%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	59

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Class C Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.33		$8.95	$8.54	$8.42	$7.34	$8.40

Net investment income(a)(b)	0.06		0.15	0.12	0.07	0.16	0.12

Net realized and unrealized gain (loss)	0.22		(1.57)	0.51	0.13	1.12	(1.04)

Total from investment operations	0.28		(1.42)	0.63	0.20	1.28	(0.92)

Distributions to shareholders from net investment income	(0.06)		(0.19)	(0.22)	(0.08)	(0.20)	(0.14)

Distributions to shareholders from return of capital	—		(0.01)	— (c)	—	—	—

Total distributions	(0.06)		(0.20)	(0.22)	(0.08)	(0.20)	(0.14)

Net asset value, end of period	$7.55		$7.33	$8.95	$8.54	$8.42	$7.34

Total return(d)	3.82%		(15.83)%	7.39%	2.59%	17.55%	(11.07)%

Net assets, end of period (in 000s)	$829		$1,014	$2,209	$5,772	$16,235	$28,041

Ratio of net expenses to average net assets(e)	1.29	%(f)	1.29%	1.28%	1.30%	1.31%	1.31%

Ratio of total expenses to average net assets(e)	1.70	%(f)	1.62%	1.49%	1.49%	1.40%	1.36%

Ratio of net investment income to average net assets(b)	1.49	%(f)	1.87%	1.33%	0.95%	2.01%	1.53%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

60	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Institutional Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.29		$8.92	$8.54	$8.43	$7.36	$8.43

Net investment income(a)(b)	0.10		0.26	0.23	0.17	0.27	0.21

Net realized and unrealized gain (loss)	0.22		(1.59)	0.49	0.12	1.11	(1.05)

Total from investment operations	0.32		(1.33)	0.72	0.29	1.38	(0.84)

Distributions to shareholders from net investment income	(0.10)		(0.28)	(0.34)	(0.18)	(0.31)	(0.23)

Distributions to shareholders from return of capital	—		(0.02)	— (c)	—	—	—

Total distributions	(0.10)		(0.30)	(0.34)	(0.18)	(0.31)	(0.23)

Net asset value, end of period	$7.51		$7.29	$8.92	$8.54	$8.43	$7.36

Total return(d)	4.43%		(14.92)%	8.49%	3.81%	18.86%	(10.06)%

Net assets, end of period (in 000s)	$30,942		$37,888	$58,742	$99,006	$194,783	$260,987

Ratio of net expenses to average net assets(e)	0.17	%(f)	0.17%	0.17%	0.17%	0.18%	0.17%

Ratio of total expenses to average net assets(e)	0.58	%(f)	0.51%	0.38%	0.36%	0.27%	0.22%

Ratio of net investment income to average net assets(b)	2.62	%(f)	3.24%	2.62%	2.19%	3.38%	2.62%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	61

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Service Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.31		$8.94	$8.56	$8.44	$7.37	$8.43

Net investment income(a)(b)	0.08		0.23	0.21	0.13	0.25	0.18

Net realized and unrealized gain (loss)	0.22		(1.60)	0.47	0.13	1.09	(1.05)

Total from investment operations	0.30		(1.37)	0.68	0.26	1.34	(0.87)

Distributions to shareholders from net investment income	(0.08)		(0.25)	(0.30)	(0.14)	(0.27)	(0.19)

Distributions to shareholders from return of capital	—		(0.01)	— (c)	—	—	—

Total distributions	(0.08)		(0.26)	(0.30)	(0.14)	(0.27)	(0.19)

Net asset value, end of period	$7.53		$7.31	$8.94	$8.56	$8.44	$7.37

Total return(d)	4.18%		(15.32)%	7.94%	3.32%	18.25%	(10.41)%

Net assets, end of period (in 000s)	$118		$116	$137	$128	$258	$243

Ratio of net expenses to average net assets(e)	0.67	%(f)	0.67%	0.67%	0.67%	0.68%	0.67%

Ratio of total expenses to average net assets(e)	1.08	%(f)	1.01%	0.88%	0.86%	0.78%	0.72%

Ratio of net investment income to average net assets(b)	2.23	%(f)	2.96%	2.34%	1.62%	3.13%	2.20%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

62	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Investor Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.29		$8.92	$8.53	$8.43	$7.36	$8.43

Net investment income(a)(b)	0.10		0.24	0.23	0.16	0.27	0.20

Net realized and unrealized gain (loss)	0.22		(1.58)	0.49	0.11	1.10	(1.05)

Total from investment operations	0.32		(1.34)	0.72	0.27	1.37	(0.85)

Distributions to shareholders from net investment income	(0.10)		(0.27)	(0.33)	(0.17)	(0.30)	(0.22)

Distributions to shareholders from return of capital	—		(0.02)	— (c)	—	—	—

Total distributions	(0.10)		(0.29)	(0.33)	(0.17)	(0.30)	(0.22)

Net asset value, end of period	$7.51		$7.29	$8.92	$8.53	$8.43	$7.36

Total return(d)	4.37%		(15.03)%	8.50%	3.55%	18.71%	(10.19)%

Net assets, end of period (in 000s)	$8,937		$9,424	$15,372	$18,816	$22,706	$27,782

Ratio of net expenses to average net assets(e)	0.29	%(f)	0.29%	0.29%	0.30%	0.32%	0.31%

Ratio of total expenses to average net assets(e)	0.70	%(f)	0.63%	0.50%	0.50%	0.41%	0.36%

Ratio of net investment income to average net assets(b)	2.57	%(f)	3.08%	2.62%	2.12%	3.39%	2.53%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	63

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.30		$8.93	$8.55	$8.44	$7.36	$8.43

Net investment income(a)(b)	0.10		0.30	0.25	0.14	0.29	0.23

Net realized and unrealized gain (loss)	0.22		(1.63)	0.47	0.15	1.10	(1.07)

Total from investment operations	0.32		(1.33)	0.72	0.29	1.39	(0.84)

Distributions to shareholders from net investment income	(0.10)		(0.28)	(0.34)	(0.18)	(0.31)	(0.23)

Distributions to shareholders from return of capital	—		(0.02)	— (c)	—	—	—

Total distributions	(0.10)		(0.30)	(0.34)	(0.18)	(0.31)	(0.23)

Net asset value, end of period	$7.52		$7.30	$8.93	$8.55	$8.44	$7.36

Total return(d)	4.43%		(14.89)%	8.50%	3.79%	19.02%	(10.04)%

Net assets, end of period (in 000s)	$1,713		$1,900	$812	$815	$45,956	$44,046

Ratio of net expenses to average net assets(e)	0.16	%(f)	0.16%	0.16%	0.16%	0.17%	0.16%

Ratio of total expenses to average net assets(e)	0.57	%(f)	0.51%	0.37%	0.33%	0.26%	0.22%

Ratio of net investment income to average net assets(b)	2.70	%(f)	3.93%	2.76%	1.79%	3.59%	2.88%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

64	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Class R Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.29		$8.92	$8.53	$8.42	$7.35	$8.41

Net investment income(a)(b)	0.07		0.23	0.19	0.12	0.23	0.17

Net realized and unrealized gain (loss)	0.23		(1.61)	0.48	0.12	1.09	(1.05)

Total from investment operations	0.30		(1.38)	0.67	0.24	1.32	(0.88)

Distributions to shareholders from net investment income	(0.08)		(0.24)	(0.28)	(0.13)	(0.25)	(0.18)

Distributions to shareholders from return of capital	—		(0.01)	— (c)	—	—	—

Total distributions	(0.08)		(0.25)	(0.28)	(0.13)	(0.25)	(0.18)

Net asset value, end of period	$7.51		$7.29	$8.92	$8.53	$8.42	$7.35

Total return(d)	4.09%		(15.46)%	7.93%	3.09%	18.12%	(10.56)%

Net assets, end of period (in 000s)	$379		$476	$554	$724	$1,140	$1,955

Ratio of net expenses to average net assets(e)	0.79	%(f)	0.79%	0.79%	0.80%	0.81%	0.81%

Ratio of total expenses to average net assets(e)	1.20	%(f)	1.13%	1.00%	0.99%	0.91%	0.86%

Ratio of net investment income to average net assets(b)	1.96	%(f)	2.87%	2.08%	1.56%	2.88%	2.09%

Portfolio turnover rate(g)	2%		25%	33%	5%	6%	17%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(f)	Annualized.
(g)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	65

GOLDMAN SACHS SATELLITE STRATEGIES

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Satellite Strategies Portfolio

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,				Period Ended

	(Unaudited)		2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$7.31		$8.93	$8.55	$8.44	$7.37	$8.37

Net investment income(b)(c)	0.10		0.25	0.25	0.18	0.30	0.20

Net realized and unrealized gain (loss)	0.21		(1.57)	0.47	0.11	1.08	(1.01)

Total from investment operations	0.31		(1.32)	0.72	0.29	1.38	(0.81)

Distributions to shareholders from net investment income	(0.10)		(0.29)	(0.34)	(0.18)	(0.31)	(0.19)

Distributions to shareholders from return of capital	—		(0.01)	— (d)	—	—	—

Total distributions	(0.10)		(0.30)	(0.34)	(0.18)	(0.31)	(0.19)

Net asset value, end of period	$7.52		$7.31	$8.93	$8.55	$8.44	$7.37

Total return(e)	4.29%		(14.78)%	8.49%	3.82%	18.85%	(9.76)%

Net assets, end of period (in 000s)	$1,423		$1,380	$3,111	$3,743	$3,722	$2,902

Ratio of net expenses to average net assets(f)	0.16	%(g)	0.16%	0.16%	0.16%	0.17%	0.16	%(g)

Ratio of total expenses to average net assets(f)	0.57	%(g)	0.50%	0.37%	0.36%	0.27%	0.22	%(g)

Ratio of net investment income to average net assets(c)	2.74	%(g)	3.17%	2.80%	2.31%	3.70%	3.51	%(g)

Portfolio turnover rate(h)	2%		25%	33%	5%	6%	17%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Portfolio is affected by the timing of declaration of dividends by the Underlying Funds in which the Portfolio invests.
(d)	Amount is less than $0.005 per share.
(e)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Portfolio distributions or the redemption of Portfolio shares. Total returns for periods less than one full year are not annualized.

(f)	Expense ratios exclude the expenses of the Underlying Funds in which the Portfolio invests.
(g)	Annualized.
(h)

The Portfolio’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Portfolio’s portfolio turnover rate may be higher.

66	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Portfolios” or individually a “Portfolio”), along with their corresponding share classes and respective diversification status under the Act:

Portfolio	Share Classes Offered	Diversified/ Non-diversified

All Portfolios	A, C, Institutional, Service, Investor, R6, R, P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Portfolios pursuant to a management agreement (the “Agreement”) with the Trust.

The Portfolios are expected to invest primarily in a combination of domestic and international equity and fixed income underlying funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter without considering or canvassing the universe of unaffiliated funds available, and may also invest in unaffiliated exchange-traded funds (“ETFs”) (collectively, the “Underlying Funds”).

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Portfolio is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Portfolios and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Portfolio are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Portfolio are charged to that Portfolio, while such expenses incurred by the Trust are allocated across the applicable Portfolios on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

Expenses included in the accompanying financial statements reflect the expenses of each Portfolio and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Portfolios may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by each Portfolio will vary.

67

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Portfolio’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Portfolio is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Portfolio	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Balanced Strategy, Growth and Income Strategy and Satellite Strategies	Quarterly	Annually

Growth Strategy	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Portfolio’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Portfolios’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Portfolios are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Portfolios’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

68

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Portfolios, including investments for which market quotations are not readily available. With respect to the Portfolios’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Portfolios’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. Because the Portfolios invest primarily in other mutual funds that fluctuate in value, the Portfolios’ shares will correspondingly fluctuate in value. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Portfolio enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Portfolio and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Portfolio, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Portfolio agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

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Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Portfolio deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Portfolio equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When a Portfolio writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Portfolio, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Portfolio and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Portfolio and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Portfolio is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A total return swap is an agreement that gives a Portfolio the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Portfolio may also be required to pay the dollar value of that decline to the counterparty.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Portfolio’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Portfolio’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Portfolios’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

BALANCED STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$15,370,630	$—	$—

Equity	75,620,017	—	—

Exchange Traded Funds	184,995,650	—	—

Fixed Income	215,738,628	—	—

Investment Company	13,200,812	—	—

Total	$504,925,737	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$246,024	$—

Futures Contracts(a)	1,251,127	—	—

Purchased option contracts	1,730,994	7,952	—

Total	$2,982,121	$253,976	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(281,499)	$—

Futures Contracts(a)	(450,219)	—	—

Over The Counter Total Return Swap Contracts(a)	—	(32,793)	—

Written option contracts	—	(2,447)	—

Total	$(450,219)	$(316,739)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

GROWTH AND INCOME STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$20,326,619	$—	$—

Equity	184,718,835	—	—

Exchange Traded Funds	409,932,762	—	—

Fixed Income	195,737,437	—	—

Investment Company	4,129,333	—	—

Total	$814,844,986	$—	$—

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Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

GROWTH AND INCOME STRATEGY (continued)

Derivative Type	Level 1	Level 2	Level 3

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$384,285	$—

Futures Contracts(a)	2,110,295	—	—

Purchased option contracts	2,748,513	10,174	—

Total	$4,858,808	$394,459	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(439,827)	$—

Futures Contracts(a)	(703,855)	—	—

Over The Counter Total Return Swap Contracts(a)	—	(43,753)	—

Written option contracts	—	(3,133)	—

Total	$(703,855)	$(486,713)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

GROWTH STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Dynamic	$15,171,334	$—	$—

Equity	254,269,051	—	—

Exchange Traded Funds	426,177,855	—	—

Fixed Income	73,073,520	—	—

Investment Company	32,615,363	—	—

Total	$801,307,123	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$386,078	$—

Futures Contracts(a)	2,317,360	—	—

Purchased option contracts	3,159,238	7,500	—

Total	$5,476,598	$393,578	$—

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(441,980)	$—

Futures Contracts(a)	(769,967)	—	—

Over The Counter Total Return Swap Contracts(a)	—	(32,793)	—

Written option contracts	—	(2,310)	—

Total	$(769,967)	$(477,083)	$—

(a) Amount shown represents unrealized gain (loss) at period end.

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3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

SATELLITE STRATEGIES

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$45,584,884	$—	$—

Exchange Traded Funds	2,787,039	—	—

Fixed Income	23,569,991	—	—

Investment Company	1,100,062	—	—

Total	$73,041,976	$—	$—

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Portfolios’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Portfolio’s net exposure.

Balanced Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$246,024		Payable for unrealized loss on forward foreign currency exchange contracts.	$(281,499)

Equity	Variation margin on futures contracts; Purchased options, at value	1,259,079	(a)	Payable for unrealized loss on swap contracts; Written options, at value	(35,240)

Interest rate	Purchased options, at value	1,730,994		Variation margin on futures contracts	(450,219	)(a)

Total		$3,236,097			$(766,958)

Growth and Income Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts; Purchased options, at value	$3,132,798		Payable for unrealized loss on forward foreign currency exchange contracts.; Written options, at value	$(439,827)

Equity	Variation margin on futures contracts; Purchased options, at value	10,174	(a)	Variation margin on futures contracts;	(3,133	)(a)

Interest rate	Variation margin on futures contracts;	2,110,295	(a)	Variation margin on futures contracts;	(747,608	)(a)

Total		$5,253,267			$(1,190,568)

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Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

Growth Strategy
Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	$386,078		Payable for unrealized loss on forward foreign currency exchange contracts	$(441,980)

Equity	Variation margin on futures contracts; Purchased options, at value	2,230,435	(a)	Payable for unrealized loss on swap contracts; Written options, at value	(35,103)

Interest rate	Variation margin on futures contracts	3,253,663	(a)	Variation margin on futures contracts	(769,967	)(a)

Total		$5,870,176			$(1,247,050)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only the variation margin as of June 30, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Portfolios’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Balanced Strategy
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts and purchased options/Net change in unrealized gain on forward foreign currency exchange contracts, purchased option and written option contracts	$ (81,980)	$593,719

Equity	Net realized gain (loss) from futures contracts, purchased option and written option contracts/Net change in unrealized gain on swap contracts, futures contracts purchased option and written option contracts	2,552,846	2,426,605

Interest rate	Net realized gain from futures contracts and purchased options/Net change in unrealized gain on futures contracts and purchased options	(1,728,488)	105,087

Total		$ 742,378	$3,125,411

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4. INVESTMENTS IN DERIVATIVES (continued)

Growth and Income Strategy
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts, purchased options and written options/Net change in unrealized gain on forward foreign currency exchange contracts	$(209,539)	$(1,747,441)

Equity	Net realized gain (loss) from swap contract, futures contracts, purchased options and written options/Net change in unrealized gain on futures contracts	4,405,874	2,197,088

Interest rate	Net realized gain from futures contracts, purchased options and written options/Net change in unrealized gain on futures contracts, purchased options and written options	(2,937,244)	5,302,915

Total		$1,259,091	$5,752,562

Growth Strategy
Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain from forward foreign currency exchange contracts; purchased options and written options/Net change in unrealized gain on forward foreign currency exchange contracts; purchased options and written options	$31,423	$815,965

Equity	Net realized gain (loss) from futures contracts; purchased options and written options/Net change in unrealized gain on futures contracts; swaps contracts; purchased options and written options	4,491,228	4,454,972

Interest rate	Net realized gain (loss) from futures contracts and purchased options/Net change in unrealized gain on futures contracts; Purchased options, at value	(3,614,287)	734,380

Total		$908,364	$6,005,317

For the six months ended June 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Portfolio	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Balanced Strategy	392	$34,810,147	$299,855	5,049,715	246,209

Growth and Income Strategy	—	55,746,961	400,073	7,919,673	328,496

Growth Strategy	854	55,247,415	299,855	9,182,998	227,597

(a)

Amounts disclosed represent the average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, or shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Portfolio held such derivatives during the six months ended June 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Portfolios, subject to the general supervision of the Trustees.

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Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Portfolios’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of average daily net assets of 0.124% for the Satellite Strategies Portfolio and 0.15% for each of the other Portfolios.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Portfolio, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Portfolios, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Portfolio, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Portfolios, as set forth below.

The Trust, on behalf of Service Shares of each applicable Portfolio, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Portfolios, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Portfolios pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs retained the following amounts:

	Front End	Contigent Deferred
	Sales Charge	Sales Charge

Fund	Class A	Class C

Balanced Strategy	$1,073	$107

Growth and Income Strategy	3,795	332

Growth Strategy	5,503	363

Satellite Strategies	44	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Portfolio, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Portfolios, respectively.

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Portfolios for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Portfolios (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Portfolio. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Portfolios are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets are 0.01% for the Satellite Strategies Portfolio and 0.004% for each other Portfolio. These Other Expense limitations will remain in place through at least April 28, 2024 and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Portfolios have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Portfolios’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Balanced Strategy	$ 547	$186,814	$187,361

Growth and Income Strategy	1,080	185,478	186,558

Growth Strategy	1,783	190,126	191,909

Satellite Strategies	172	162,318	162,490

G.  Line of Credit Facility — As of June 30, 2023, the Portfolios participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Portfolios based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Portfolios did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — The Portfolios invest primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Portfolios. The tables below show the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2023 (in thousands):

Balanced Strategy Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs Access Investment Grade Corporate Bond ETF	$50,861	$623	$(1,905)	$(356)	$1,555	$50,778	1,122	$742

Goldman Sachs Access Treasury 0-1 Year ETF	31,387	—	—	—	113	31,500	315	555

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Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Balanced Strategy Portfolio (continued)

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$7,847	$—	$(2,376)	$(527)	$1,027	$5,971	200	$106

Goldman Sachs ActiveBeta International Equity ETF	12,800	—	—	—	1,142	13,942	445	289

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	72,026	—	(7,576)	(1,030)	11,042	74,462	853	542

Goldman Sachs Core Fixed Income Fund — Class R6	16,630	309	—	—	143	17,082	1,861	308

Goldman Sachs Emerging Markets Debt Fund — Class R6	7,904	8,715	(1,000)	(30)	126	15,715	1,736	391

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	19,318	1,000	(2,500)	(515)	1,876	19,179	2,409	—

Goldman Sachs Energy Infrastructure Fund — Class R6	571	13	—	—	12	596	55	12

Goldman Sachs Financial Square Government Fund — Institutional Shares	24,883	58,024	(69,706)	—	—	13,201	13,201	313

Goldman Sachs Global Core Fixed Income Fund — Class R6	153,641	5,067	(8,200)	(1,635)	4,849	153,722	13,836	2,067

Goldman Sachs Global Infrastructure Fund — Class R6	10,215	85	(5,200)	543	(547)	5,096	418	86

Goldman Sachs High Yield Floating Rate Fund — Class R6	4,475	193	—	—	57	4,725	539	193

Goldman Sachs High Yield Fund — Class R6	—	—	—	—	—	—	—	15

Goldman Sachs International Equity Insights Fund — Class R6	31,685	—	(4,300)	(570)	4,500	31,315	2,351	—

Goldman Sachs International Small Cap Insights Fund — Class R6	7,233	—	—	—	464	7,697	662	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	984	3,900	—	—	402	5,286	193	—

Goldman Sachs Large Cap Value Insights Fund — Class R6	5,740	38	(700)	(83)	283	5,278	241	37

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	5,512	169	—	—	253	5,934	1,284	168

Goldman Sachs Managed Futures Strategy Fund — Class R6	15,416	—	—	—	(45)	15,371	1,508	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	2,304	—	—	—	91	2,395	58	48

Goldman Sachs MarketBeta International Equity ETF	5,161	—	—	—	505	5,666	110	117

Goldman Sachs Short Duration Bond Fund — Class R6	19,125	294	(1,500)	(108)	154	17,965	1,917	294

Goldman Sachs Small Cap Equity Insights Fund — Class R6	1,598	—	—	—	171	1,769	72	—

Total	$507,316	$78,430	$(104,963)	$(4,311)	$28,173	$504,645		$6,283

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5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth and Income Strategy Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs Access Investment Grade Corporate Bond ETF	$75,699	$3,366	$—	$—	$1,764	$80,829	1,786	$1,145

Goldman Sachs Access Treasury 0-1 Year ETF	49,447	398	—	—	179	50,024	500	881

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	10,835	1,003	—	—	624	12,462	417	209

Goldman Sachs ActiveBeta International Equity ETF	29,288	—	(2,470)	(323)	2,912	29,407	938	609

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	198,942	—	(9,127)	(1,180)	29,757	218,392	2,502	1,572

Goldman Sachs Emerging Markets Debt Fund — Class R6	14,326	16,359	(1,000)	(30)	170	29,825	3,296	712

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	43,593	2,100	(3,800)	(843)	3,896	44,946	5,646	—

Goldman Sachs Energy Infrastructure Fund — Class R6	720	16	—	—	16	752	69	16

Goldman Sachs Financial Square Government Fund — Institutional Shares	23,894	57,426	(77,191)	—	—	4,129	4,129	268

Goldman Sachs Global Core Fixed Income Fund — Class R6	115,501	4,773	(3,800)	(659)	3,084	118,899	10,702	1,574

Goldman Sachs Global Infrastructure Fund — Class R6	16,071	137	(8,000)	977	(984)	8,201	672	136

Goldman Sachs High Yield Floating Rate Fund — Class R6	7,058	1,339	—	—	85	8,482	967	340

Goldman Sachs High Yield Fund — Class R6	—	—	—	—	—	—	—	24

Goldman Sachs International Equity Insights Fund — Class R6	84,478	—	(8,600)	(1,164)	11,787	86,501	6,494	—

Goldman Sachs International Small Cap Insights Fund — Class R6	17,575	—	(1,000)	(21)	1,149	17,703	1,523	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	2,230	8,300	—	—	886	11,416	417	—

Goldman Sachs Large Cap Value Insights Fund — Class R6	11,391	84	—	—	429	11,904	544	84

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	8,619	263	—	—	396	9,278	2,008	263

Goldman Sachs Managed Futures Strategy Fund — Class R6	20,386	—	—	—	(59)	20,327	1,995	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	5,271	—	—	—	210	5,481	134	109

Goldman Sachs MarketBeta International Equity ETF	11,809	—	—	—	1,155	12,964	252	267

Goldman Sachs Short Duration Bond Fund — Class R6	29,178	459	(1,200)	(87)	151	28,501	3,042	458

Goldman Sachs Small Cap Equity Insights Fund — Class R6	3,657	—	—	—	391	4,048	166	—

Total	$779,968	$96,023	$(116,188)	$(3,330)	$57,998	$814,471		$8,667

79

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Growth Strategy Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs Access Investment Grade Corporate Bond ETF	$9,128	$—	$—	$—	$216	$9,344	206	$134

Goldman Sachs Access Treasury 0-1 Year ETF	47,924	—	—	—	173	48,097	481	847

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	11,835	3,669	—	—	752	16,256	544	245

Goldman Sachs ActiveBeta International Equity ETF	31,990	—	—	—	2,857	34,847	1,112	721

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	267,497	3,975	(13,001)	(1,764)	40,500	297,207	3,404	2,124

Goldman Sachs Emerging Markets Debt Fund — Class R6	15,808	18,840	—	—	176	34,824	3,848	786

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	61,969	2,500	(3,900)	(1,764)	6,101	64,906	8,154	—

Goldman Sachs Energy Infrastructure Fund — Class R6	599	13	—	—	13	625	58	13

Goldman Sachs Financial Square Government Fund — Institutional Shares	46,853	73,737	(87,974)	—	—	32,616	32,615	930

Goldman Sachs Global Infrastructure Fund — Class R6	14,722	2,136	(8,600)	885	(872)	8,271	678	136

Goldman Sachs High Yield Fund — Class R6	—	—	—	—	—	—	—	23

Goldman Sachs International Equity Insights Fund — Class R6	113,540	3,000	(12,100)	(1,478)	15,929	118,891	8,926	—

Goldman Sachs International Small Cap Insights Fund — Class R6	28,009	2,000	—	—	1,850	31,859	2,742	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	3,890	8,000	—	—	1,319	13,209	483	—

Goldman Sachs Large Cap Value Insights Fund — Class R6	14,346	90	(2,300)	(178)	753	12,711	580	90

Goldman Sachs Local Emerging- Markets Debt Fund — Class R6	8,519	260	—	—	391	9,170	1,985	260

Goldman Sachs Managed Futures Strategy Fund — Class R6	15,216	—	—	—	(45)	15,171	1,489	—

Goldman Sachs MarketBeta Emerging Markets Equity ETF	5,757	—	—	—	229	5,986	146	119

Goldman Sachs MarketBeta International Equity ETF	12,899	—	—	—	1,261	14,160	275	292

Goldman Sachs Short Duration Bond Fund — Class R6	27,948	449	—	—	57	28,454	3,037	449

Goldman Sachs Small Cap Equity Insights Fund — Class R6	3,995	—	—	—	427	4,422	181	—

Total	$742,444	$118,669	$(127,875)	$(4,299)	$72,087	$801,026		$7,169

Satellite Strategies Portfolio

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$2,999	$—	$(375)	$(14)	$177	$2,787	93	$51

Goldman Sachs Emerging Markets Debt Fund - Class R6	10,212	280	(1,800)	(206)	368	8,854	978	280

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Satellite Strategies Portfolio (continued)

Underlying Fund	Market Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Market Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs Emerging Markets Equity Fund – Class R6	$3,524	$—	$(800)	$476	$(288)	$2,912	135	$—

Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	5,302	—	(960)	(39)	385	4,688	589	—

Goldman Sachs Financial Square Government Fund - Institutional Shares	1,540	11,297	(11,737)	—	—	1,100	1,100	25

Goldman Sachs Global Infrastructure Fund - Class R6	16,905	605	(2,600)	331	(250)	14,991	1,229	205

Goldman Sachs Global Real Estate Securities Fund – Class R6	5,038	355	(1,000)	(107)	264	4,550	502	55

Goldman Sachs High Yield Floating Rate Fund – Class R6	3,412	138	(580)	(42)	84	3,012	343	138

Goldman Sachs High Yield Fund – Class R6	4,255	124	(800)	31	47	3,657	675	124

Goldman Sachs Inflation Protected Securities Fund – Class R6	7,689	121	(1,350)	(227)	262	6,495	673	120

Goldman Sachs International Small Cap Insights Fund - Class R6	18,418	—	(3,450)	(293)	1,465	16,140	1,389	—

Goldman Sachs Local Emerging- Markets Debt Fund - Class R6	1,737	49	(300)	(73)	140	1,553	336	49

Goldman Sachs MLP Energy Infrastructure Fund – Class R6	2,480	87	(300)	64	(28)	2,303	78	87

Total	$83,511	$13,056	$(26,052)	$(99)	$2,626	$73,042		$1,134

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Portfolio	Purchases	Sales

Balanced Strategy	$24,429,780	$38,221,849

Growth and Income Strategy	44,891,556	43,377,815

Growth Strategy	52,167,605	45,289,833

Satellite Strategies	1,757,866	14,314,544

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

7. TAX INFORMATION

As of the Portfolios’ most recent fiscal year end, December 31, 2022, the Portfolios’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Capital loss carryforwards:

Perpetual Short-Term	$(8,437,505)	$(8,261,795)	$(2,380,187)	$(340,027)

Perpetual Long-Term	—	—	—	(18,780,563)

Total capital loss carryforwards	(8,437,505)	(8,261,795)	(2,380,187)	(19,120,590)

Timing differences (Qualified Late Year Loss Deferral and Straddle Loss Deferral)	$(4,128,726)	$(6,634,433)	$(8,417,835)	$(595,676)

As of June 30, 2023, the Portfolios’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Balanced Strategy	Growth and Income Strategy	Growth Strategy	Satellite Strategies

Tax Cost	$513,954,222	$766,351,428	$710,452,734	$65,531,597

Gross unrealized gain	307,303,988	92,633,275	121,654,237	12,509,991

Gross unrealized loss	(316,332,473)	(44,139,717)	(30,799,848)	(4,999,612)

Net unrealized gain (loss)	$(9,028,485)	$48,493,558	$90,854,389	$7,510,379

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures contracts, options contracts, and foreign currency contracts.

GSAM has reviewed the Portfolios’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Portfolios’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Portfolios’ risks include, but are not limited to, the following:

Derivatives Risk — The Portfolios’ use of derivatives and other similar instruments (collectively, referred to in this paragraph as (“derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Portfolios. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Portfolios will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Portfolios will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Portfolio’s investments in dividend-paying securities could cause a Portfolio to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

8. OTHER RISKS (continued)

such conditions, dividend-paying securities that meet a Portfolio’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Portfolio to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Portfolio or an Underlying Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscations of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in share registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Portfolio or an Underlying Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Portfolio or an Underlying Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Portfolio or an Underlying Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Portfolio or an Underlying Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Investments in the Underlying Funds Risk — The investments of the Portfolios may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Portfolios’ investment performance is directly related to the investment performance of the Underlying Funds it holds. The Portfolios are subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If a Portfolio has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — A Portfolio or an Underlying Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Portfolio or an Underlying Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Portfolio or an Underlying Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Portfolio or an Underlying Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Portfolio’s or the Underlying Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Portfolio’s or an Underlying Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the expense ratio of the Portfolio or the Underlying Fund. Similarly, large Portfolio or Underlying Fund share purchases may adversely affect a Portfolio’s or an Underlying Fund’s performance to the extent that the Portfolio or the Underlying Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

83

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Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

Liquidity Risk — A Portfolio or an Underlying Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Portfolio or an Underlying Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Portfolio or Underlying Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Portfolio or an Underlying Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Portfolio’s or an Underlying Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with a Portfolio’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Portfolio or Underlying Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Portfolio and an Underlying Fund trade financial instruments and enter into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of securities in which a Portfolio and/or an Underlying Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Portfolio and/or an Underlying Fund and their investments. Additionally, a Portfolio and/or an Underlying Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Portfolio and the Underlying Fund have unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Portfolios. Additionally, in the course of business, the Portfolios enter into contracts that contain a variety of indemnification clauses. The Portfolios’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Portfolios that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Balanced Strategy Portfolio

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	157,520	$1,711,894	603,462	$6,961,258

Reinvestment of distributions	74,794	815,948	386,303	4,156,467

Shares redeemed	(709,290)	(7,707,833)	(1,395,598)	(15,916,652)

	(476,976)	(5,179,991)	(405,833)	(4,798,927)

Class C Shares

Shares sold	6,553	71,191	59,973	674,933

Reinvestment of distributions	1,711	18,710	14,742	158,221

Shares redeemed	(83,815)	(910,438)	(239,430)	(2,702,276)

	(75,551)	(820,537)	(164,715)	(1,869,122)

Institutional Shares

Shares sold	2,689,714	29,266,517	8,369,679	95,772,780

Reinvestment of distributions	379,625	4,141,205	1,699,997	18,321,277

Shares redeemed	(4,244,170)	(46,289,204)	(9,476,217)	(109,352,179)

	(1,174,831)	(12,881,482)	593,459	4,741,878

Service Shares

Shares sold	11	118	53	584

	11	118	53	584

Investor Shares

Shares sold	35,348	384,140	56,404	665,590

Reinvestment of distributions	3,101	33,674	15,547	167,144

Shares redeemed	(55,036)	(595,174)	(199,826)	(2,290,183)

	(16,587)	(177,360)	(127,875)	(1,457,449)

Class R6 Shares

Shares sold	9,950	108,727	252,983	2,854,714

Reinvestment of distributions	2,319	25,312	8,321	88,908

Shares redeemed	(9,487)	(103,314)	(86,588)	(967,661)

	2,782	30,725	174,716	1,975,961

Class R Shares

Shares sold	56,149	609,528	84,335	963,832

Reinvestment of distributions	7,622	82,797	38,381	410,355

Shares redeemed	(11,146)	(120,820)	(139,867)	(1,546,266)

	52,625	571,505	(17,151)	(172,079)

Class P Shares

Shares sold	706,013	7,754,352	5,647,267	62,380,196

Reinvestment of distributions	50,284	548,784	263,834	2,835,170

Shares redeemed	(1,919,632)	(20,811,553)	(4,401,940)	(48,651,043)

	(1,163,335)	(12,508,417)	1,509,161	16,564,323

NET INCREASE (DECREASE)	(2,851,862)	$(30,965,439)	1,561,815	$14,985,169

85

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth and Income Strategy Portfolio

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	194,743	$2,664,563	529,274	$7,590,807

Reinvestment of distributions	131,134	1,812,530	860,604	11,559,230

Shares redeemed	(900,455)	(12,305,968)	(2,146,090)	(30,818,322)

	(574,578)	(7,828,875)	(756,212)	(11,668,285)

Class C Shares

Shares sold	19,952	263,998	59,443	838,699

Reinvestment of distributions	2,349	31,489	24,983	324,307

Shares redeemed	(83,517)	(1,109,138)	(189,823)	(2,601,929)

	(61,216)	(813,651)	(105,397)	(1,438,923)

Institutional Shares

Shares sold	1,500,299	20,684,532	4,530,330	64,093,167

Reinvestment of distributions	241,058	3,343,413	1,387,276	18,750,924

Shares redeemed	(2,707,251)	(37,224,875)	(7,691,416)	(109,164,056)

	(965,894)	(13,196,930)	(1,773,810)	(26,319,965)

Service Shares

Shares sold	—	17	3,980	58,963

Reinvestment of distributions	156	2,146	1,197	16,013

Shares redeemed	(10,373)	(141,338)	(32,452)	(482,190)

	(10,217)	(139,175)	(27,275)	(407,214)

Investor Shares

Shares sold	33,520	459,120	111,579	1,611,680

Reinvestment of distributions	5,426	74,538	31,316	418,773

Shares redeemed	(35,912)	(489,829)	(120,429)	(1,752,360)

	3,034	43,829	22,466	278,093

Class R6 Shares

Shares sold	31,953	438,125	121,774	1,774,210

Reinvestment of distributions	1,561	21,636	7,630	102,529

Shares redeemed	(42,383)	(580,189)	(21,065)	(306,208)

	(8,869)	(120,428)	108,339	1,570,531

Class R Shares

Shares sold	20,783	280,338	58,434	840,946

Reinvestment of distributions	2,222	30,379	18,536	246,281

Shares redeemed	(62,516)	(848,481)	(86,348)	(1,173,317)

	(39,511)	(537,764)	(9,378)	(86,090)

Class P Shares

Shares sold	533,404	7,285,620	1,334,321	19,122,407

Reinvestment of distributions	165,260	2,290,506	927,933	12,522,135

Shares redeemed	(869,069)	(11,979,614)	(1,500,417)	(21,569,569)

	(170,405)	(2,403,488)	761,837	10,074,973

NET DECREASE	(1,827,656)	$(24,996,482)	(1,779,430)	$(27,996,880)

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Growth Strategy Portfolio

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	339,426	$5,534,083	810,119	$13,831,137

Reinvestment of distributions	—	—	904,539	14,222,585

Shares redeemed	(1,079,726)	(17,529,303)	(2,161,725)	(37,084,791)

	(740,300)	(11,995,220)	(447,067)	(9,031,069)

Class C Shares

Shares sold	25,319	425,617	93,441	1,661,622

Reinvestment of distributions	—	—	34,957	564,337

Shares redeemed	(102,764)	(1,730,300)	(239,017)	(4,173,692)

	(77,445)	(1,304,683)	(110,619)	(1,947,733)

Institutional Shares

Shares sold	644,642	10,342,616	2,827,688	49,296,522

Reinvestment of distributions	—	—	681,659	10,702,609

Shares redeemed	(1,344,386)	(22,077,610)	(3,519,805)	(60,945,263)

	(699,744)	(11,734,994)	(10,458)	(946,132)

Service Shares

Shares sold	26,655	440,306	10,730	181,558

Reinvestment of distributions	—	—	1,649	25,848

Shares redeemed	(3,887)	(62,742)	(21,131)	(361,942)

	22,768	377,564	(8,752)	(154,536)

Investor Shares

Shares sold	618,275	9,800,998	749,886	13,133,835

Reinvestment of distributions	—	—	39,626	615,276

Shares redeemed	(239,549)	(3,890,473)	(847,416)	(13,747,674)

	378,726	5,910,525	(57,904)	1,437

Class R6 Shares

Shares sold	23,487	381,396	196,844	3,396,109

Reinvestment of distributions	—	—	24,685	387,883

Shares redeemed	(38,757)	(632,810)	(70,569)	(1,209,906)

	(15,270)	(251,414)	150,960	2,574,086

Class R Shares

Shares sold	21,931	344,194	47,287	791,398

Reinvestment of distributions	—	—	18,830	286,460

Shares redeemed	(17,343)	(277,523)	(107,987)	(1,803,697)

	4,588	66,671	(41,870)	(725,839)

Class P Shares

Shares sold	785,113	12,651,420	1,899,566	32,694,960

Reinvestment of distributions	—	—	813,657	12,785,087

Shares redeemed	(730,190)	(11,783,535)	(1,908,252)	(31,785,546)

	54,923	867,885	804,971	13,694,501

NET INCREASE (DECREASE)	(1,071,754)	$(18,063,666)	279,261	$3,464,715

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GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

	Satellite Strategies Portfolio

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	63,477	$478,317	159,453	$1,262,505

Reinvestment of distributions	42,625	318,805	149,264	1,105,954

Shares redeemed	(583,253)	(4,386,487)	(1,057,436)	(8,243,511)

	(477,151)	(3,589,365)	(748,719)	(5,875,052)

Class C Shares

Shares sold	1,282	9,725	2,830	22,625

Reinvestment of distributions	760	5,697	3,725	27,596

Shares redeemed	(30,469)	(232,055)	(115,122)	(910,290)

	(28,427)	(216,633)	(108,567)	(860,069)

Institutional Shares

Shares sold	76,787	574,747	401,094	3,260,212

Reinvestment of distributions	54,947	409,949	207,146	1,535,182

Shares redeemed	(1,206,586)	(9,102,528)	(1,999,412)	(15,535,466)

	(1,074,852)	(8,117,832)	(1,391,172)	(10,740,072)

Service Shares

Shares sold	302	2,280	383	2,987

Reinvestment of distributions	105	784	329	2,431

Shares redeemed	(563)	(4,348)	(261)	(2,005)

	(156)	(1,284)	451	3,413

Investor Shares

Shares sold	45,170	338,026	38,320	303,462

Reinvestment of distributions	15,747	117,455	55,891	413,886

Shares redeemed	(163,037)	(1,224,230)	(525,757)	(4,061,447)

	(102,120)	(768,749)	(431,546)	(3,344,099)

Class R6 Shares

Shares sold	10,041	75,568	194,814	1,620,055

Reinvestment of distributions	3,148	23,518	9,970	73,824

Shares redeemed	(45,570)	(340,728)	(35,511)	(276,434)

	(32,381)	(241,642)	169,273	1,417,445

Class R Shares

Shares sold	1,509	11,375	5,310	40,411

Reinvestment of distributions	560	4,175	2,145	15,792

Shares redeemed	(16,967)	(126,888)	(4,244)	(34,830)

	(14,898)	(111,338)	3,211	21,373

Class P Shares

Shares sold	—	—	612	4,500

Reinvestment of distributions	2,571	19,203	7,491	55,518

Shares redeemed	(2,270)	(17,521)	(167,428)	(1,433,941)

	301	1,682	(159,325)	(1,373,923)

NET DECREASE	(1,729,684)	$(13,045,161)	(2,666,394)	$(20,750,984)

88

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Portfolio, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares for certain Funds), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Portfolio expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Portfolios and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 01, 2023 through June 30, 2023, which represents a period of 181 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Portfolios’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Portfolio’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Portfolios and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Portfolios invest. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Balanced Strategy Portfolio				Growth and Income Strategy Portfolio				Growth Strategy Portfolio				Satellite Strategies Portfolio

Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Class A
Actual	$1,000.00	$1,064.70		$2.89	$1,000.00	$1,086.00		$2.92	$1,000.00	$1,104.90		$2.94	$1,000.00	$1,040.90		$2.75
Hypothetical 5% return	1,000.00	1,022.00	+	2.83	1,000.00	1,022.00	+	2.83	1,000.00	1,022.00	+	2.83	1,000.00	1,022.10	+	2.73
Class C
Actual	1,000.00	1,060.50		6.71	1,000.00	1,082.40		6.79	1,000.00	1,100.90		6.84	1,000.00	1,038.20		6.54
Hypothetical 5% return	1,000.00	1,018.30	+	6.58	1,000.00	1,018.30	+	6.58	1,000.00	1,018.30	+	6.58	1,000.00	1,018.40	+	6.47
Institutional
Actual	1,000.00	1,066.60		0.99	1,000.00	1,088.40		1.01	1,000.00	1,107.70		1.01	1,000.00	1,044.30		0.88
Hypothetical 5% return	1,000.00	1,023.80	+	0.97	1,000.00	1,023.80	+	0.98	1,000.00	1,023.80	+	0.97	1,000.00	1,023.90	+	0.87
Service
Actual	1,000.00	1,064.10		3.54	1,000.00	1,086.30		3.60	1,000.00	1,104.60		3.62	1,000.00	1,041.80		3.40
Hypothetical 5% return	1,000.00	1,021.40	+	3.47	1,000.00	1,021.30	+	3.48	1,000.00	1,021.40	+	3.48	1,000.00	1,021.50	+	3.37
Investor
Actual	1,000.00	1,066.30		1.61	1,000.00	1,087.80		1.63	1,000.00	1,106.10		1.64	1,000.00	1,043.70		1.49
Hypothetical 5% return	1,000.00	1,023.20	+	1.58	1,000.00	1,023.20	+	1.58	1,000.00	1,023.20	+	1.57	1,000.00	1,023.30	+	1.47
Class R6
Actual	1,000.00	1,065.60		0.94	1,000.00	1,088.40		0.96	1,000.00	1,106.90		0.96	1,000.00	1,044.30		0.83
Hypothetical 5% return	1,000.00	1,023.90	+	0.92	1,000.00	1,023.90	+	0.93	1,000.00	1,023.90	+	0.92	1,000.00	1,024.00	+	0.82
Class R
Actual	1,000.00	1,062.90		4.16	1,000.00	1,085.50		4.22	1,000.00	1,103.80		4.25	1,000.00	1,040.90		4.02
Hypothetical 5% return	1,000.00	1,020.80	+	4.08	1,000.00	1,020.80	+	4.08	1,000.00	1,020.80	+	4.08	1,000.00	1,020.90	+	3.98
Class P
Actual	1,000.00	1,066.60		0.94	1,000.00	1,088.50		0.96	1,000.00	1,106.90		0.96	1,000.00	1,042.90		0.83
Hypothetical 5% return	1,000.00	1,023.90	+	0.92	1,000.00	1,023.90	+	0.93	1,000.00	1,023.90	+	0.92	1,000.00	1,024.00	+	0.82

*

Expenses for each share class are calculated using each Portfolio’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Portfolio	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Balanced Strategy	0.56%	1.31%	0.19%	0.69%	0.31%	0.18%	0.81%	0.18%
Growth and Income Strategy	0.57	1.32	0.20	0.70	0.32	0.19	0.82	0.19
Growth Strategy	0.56	1.31	0.19	0.69	0.31	0.18	0.81	0.18
Satellite Strategies	0.54	1.29	0.17	0.67	0.29	0.16	0.79	0.16

+	Hypothetical expenses are based on each Portfolio’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

89

GOLDMAN SACHS FUND OF FUNDS PORTFOLIOS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

90

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Balanced Strategy Portfolio, Goldman Sachs Growth and Income Strategy Portfolio, Goldman Sachs Growth Strategy Portfolio, and Goldman Sachs Satellite Strategies Portfolio (the “Portfolios”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Portfolios at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Portfolios.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Portfolio, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Portfolio and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Portfolio and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Underlying Funds invest;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Portfolio’s peer group and/or benchmark index had high, medium, or low relevance given the Portfolio’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Portfolio;
(e)	fee and expense information for the Portfolio, including:
(i)	the relative management fee and expense levels of the Portfolio as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Portfolio’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Portfolio, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Portfolio;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Portfolio and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Portfolio to the Investment Adviser and its affiliates;

91

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(i)	whether the Portfolio’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolio and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Portfolio and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Portfolio and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)

with respect to the applicable Underlying Funds, information regarding commissions paid by the Underlying Funds that are equity funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Portfolio shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Portfolio and/or the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Portfolio’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Portfolios’ distribution arrangements. They received information regarding the Portfolios’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Portfolio shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Portfolio investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Portfolios and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Portfolios. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Portfolios and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Portfolios and the Underlying Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Portfolios and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Portfolios, the Underlying Funds, and the Investment Adviser and its affiliates.

92

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Portfolios and the Underlying Funds. In this regard, they compared the investment performance of each Portfolio to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Portfolio’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Portfolio’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Portfolios over time, and reviewed the investment performance of each Portfolio in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Portfolio performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management teams of certain Underlying Funds to continue to enhance the investment models used in managing those Underlying Funds.

The Trustees observed that the Balanced Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one- and five-year periods, and in the third quartile for the three- and ten-year periods, and had outperformed the Portfolio’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. They noted that the Balanced Strategy Portfolio had experienced certain portfolio management changes in early 2022. The Trustees considered that the Growth and Income Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Portfolio’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. They noted that the Growth and Income Strategy Portfolio had experienced certain portfolio management changes in early 2022. The Trustees observed that the Growth Strategy Portfolio’s Institutional Shares had placed in the top half of the Portfolio’s peer group for the three-, five-, and ten-year periods, and in the third quartile for the one-year period, and had outperformed the Portfolio’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. They noted that the Growth Strategy Portfolio had experienced certain portfolio management changes in early 2022. The Trustees considered that the Satellite Strategies Portfolio’s Institutional Shares had placed in the third quartile of the Portfolio’s peer group for the one- and three-year periods and in the fourth quartile for the five- and ten-year periods, and had underperformed the Portfolio’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023. They also observed that the Satellite Strategies Portfolio had experienced certain portfolio management changes in early 2022. The Trustees observed that the Satellite Strategies Portfolio had certain significant differences from both the Portfolio’s peer group and its benchmark index that caused the peer group and benchmark index to be imperfect bases for comparison.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Portfolio thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Portfolios, which included both advisory and administrative services that were directed to the needs and operations of the Portfolios as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Portfolios. The analyses provided a comparison of each Portfolio’s management fee to those of a relevant peer group and category universe; an expense analysis which compared each Portfolio’s overall net and gross expenses to a peer group and a category universe; and data comparing each Portfolio’s net expenses to the peer and category medians. The analyses also compared each Portfolio’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Portfolios.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Portfolios and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Portfolios, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Portfolios differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

93

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Portfolio fees and expenses are too high or if they are dissatisfied with the performance of the Portfolio.

Profitability

The Trustees reviewed each Portfolio’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Portfolio and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Portfolio was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Portfolios.

The Trustees noted that, although the Portfolios themselves do not have breakpoints in their management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Portfolios at the specified asset levels. The Trustees considered the amounts of assets in the Portfolios; the Portfolios’ recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Portfolios and Underlying Funds that exceed specified levels. They also considered the services provided to the Portfolios under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Portfolios were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Portfolios and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of certain Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of certain Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Portfolios on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Portfolio shareholders; (h) Goldman Sachs’ retention of certain fees as Portfolio Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Portfolios and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Portfolios’ and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

94

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Other Benefits to the Portfolios and Their Shareholders

The Trustees also noted that the Portfolios and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) with respect to the Underlying Funds, enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Portfolios and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Portfolios’ and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Portfolios’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Portfolios’ shareholders invested in the Portfolios in part because of the Portfolios’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Portfolios were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Portfolio’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Portfolio and its shareholders and that the Management Agreement should be approved and continued with respect to each Portfolio until June 30, 2024.

95

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES OFFICERS
Gregory G. Weaver, Chair James A. McNamara, President
Dwight L. Bush Joseph F. DiMaria, Principal Financial Officer, Principal Kathryn A. Cassidy Accounting Officer and Treasurer
John G.Chou Caroline L. Kraus, Secretary Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth
GOLDMANSACHS&CO.LLC GOLDMANSACHSASSETMANAGEMENT,L.P.
Distributor and Transfer Agent Investment Adviser
Visitourwebsiteat www.GSAMFUNDS.com toobtainthemostrecentmonth-endreturns.
Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282
The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.
The reports concerning the Portfolios included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Portfolios in the future. These statements are based on Portfolio management’s predictions and expectations concerning certain future events and their expected impact on the Portfolios, such as performance of the economy as a whole and of specific industry sectors, changes in the levelsof interest rates, the impact of developing world events, and other factors that may influence the future performance of the Portfolios. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.
Diversification does not protect an investor from market risk and does not ensure a profit.
Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice.
A description of the policies and procedures that the Portfolios use to determine how to vote proxies relating to portfolio securities and information regarding how a Portfolio voted proxies relating to portfolio securities during the most recent 12-month period ended June 30, 2023 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.
References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark. The Portfolios will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).
Holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Portfolio holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.
ThismaterialisnotauthorizedfordistributiontoprospectiveinvestorsunlessprecededoraccompaniedbyacurrentProspectusorsummary prospectus,ifapplicable.InvestorsshouldconsideraPortfolio’sobjective,risks,andchargesandexpenses,andreadthesummary prospectus,ifavailable,and/ortheprospectuscarefullybeforeinvestingorsendingmoney.Thesummaryprospectus,ifavailable,andthe ProspectuscontainthisandotherinformationaboutaPortfoliomaybeobtainedfromyourauthorizeddealerorfromGoldmanSachs&Co.LLC bycalling(retail–1-800-526-7384)(institutional–1-800-621-2550).
© 2023 Goldman Sachs. All rights reserved. 330589-OTU-1851785 FFSAR-23

Goldman Sachs Funds

Semi-Annual Report	June 30, 2023

Alternative Funds I
Managed Futures Strategy

Goldman Sachs Alternative Funds I

∎	MANAGED FUTURES STRATEGY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET AND ECONOMIC REVIEW

Alternative Funds I

The following are highlights both of key factors affecting the financials markets and of any key changes made to the Goldman Sachs Managed Futures Strategy Fund (the “Fund”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review will appear in the Fund’s annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

•

During the Reporting Period, international developed and emerging markets equities, U.S. equities, and global and U.S. fixed income markets each posted a positive total return, as measured by the MSCI EAFE Index (net), MSCI Emerging Markets Index (net), S&P 500® Index, Bloomberg Global Aggregate Bond Index and Bloomberg U.S. Aggregate Bond Index, respectively. Commodities, as measured by the -7.79% total return of the Bloomberg Commodity Index, was the only major asset class to move lower during the Reporting Period.

•

In January 2023, as the Reporting Period began, global equity markets saw strong gains, driven by signs of easing inflation, central banks seemingly close to peak of their respective interest rate hiking cycles, and economic re-opening developments in China. Developed equity markets and emerging market equity markets alike posted solid gains under the risk-on, or reduced risk aversion, environment that dominated. Global government bond yields fell, as headline inflation rates eased in the U.S. and Europe, driven by retreating energy prices. Commodities delivered mixed performance, with natural gas down significantly, while copper and coffee gained. The U.S. dollar depreciated against most major currencies.

•

In February 2023, resilient economic data yet persistent inflationary pressures suggested the possibility of a longer and higher interest rate hiking cycle than previously anticipated. U.S. equities fell, while European and Asian equity markets were up modestly. Emerging market equities posted losses, underperforming their developed market counterparts, driven in large part by profit-taking in China and heightened geopolitical tensions between the U.S. and China. Global government bond yields rose, as major central banks, including the U.S. Federal Reserve (the “Fed”), raised interest rates. Among commodities, silver and gasoil were down, and cocoa gained. The U.S. dollar appreciated against most major currencies.

•

Global equity markets delivered mixed performance in March 2023 given heightened risk in the financial sector, including both U.S. regional banks and large-cap Swiss banks, and the consequent change of market expectations on interest rate trajectories. In the U.S., large-cap equities, especially mega-cap information technology names, were up, but small-cap equities declined. European and Asian equities rose modestly as did emerging markets equities. Global government bond yields retreated sharply, as the heightened risk in the financial sector adjusted market expectations on interest rate policies. Among commodities, natural gas and gasoil fell, while silver and sugar gained. The U.S. dollar depreciated against most major currencies.

•

Given the mixed economic news of better than consensus expected corporate earnings, resilient employment, slower economic growth and persistently high inflation, global equity markets delivered mixed performance in April 2023. As in the prior month, U.S. large-cap equities were up, but U.S. small-cap equities declined. European and Asian equities gained modestly, but emerging markets equities posted modestly negative returns. Global government bond yields oscillated but ended the month relatively flat. Wheat and corn commodities declined, while sugar and coffee gained. The U.S. dollar depreciated against most major currencies.

•

In May 2023, worries about rising interest rates persisted amid sticky core inflation. Also, concerns about U.S. debt ceiling negotiations and weaker than consensus anticipated economic activity in China heightened. In turn, U.S. large-cap equities gained modestly, with mega-cap information technology names again driving returns. However, U.S. small-cap equities fell slightly. European, Asian and emerging markets equities were also down overall, with the exception of Japan, where its equity market was up. Major central banks, including the U.S. Fed, raised interest rates. In turn, global government bond yields rose, especially at the short-term ends of respective yield curves. Among commodities, crude oil and soybeans were down, while cotton and cocoa were up. The U.S. dollar appreciated against most major currencies.

•

Global equity markets rebounded in June 2023, as investor concerns around a U.S. economic slowdown lessened and economic data remained resilient despite evidence of slowing growth and hawkish rhetoric from central banks. (Hawkish tends to suggest higher interest rates; opposite of dovish.) U.S. equities, both large-cap and small-cap, were up as were European, Asian and emerging markets equities. The U.S. Fed paused its interest rate moves but signaled further future hikes; the European Central

1

MARKET AND ECONOMIC REVIEW

Alternative Funds I

Bank and Bank of England raised their respective interest rates during the month. Global government bond yields rose, especially at the short-term ends of respective yield curves, driving rather steep inversions of yield curves around the globe, meaning short-term government bond yields were notably higher than their longer-term counterparts. Corn and coffee commodities were down; cocoa and natural gas gained. The U.S. dollar depreciated against most major currencies.

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

2

FUND BASICS

Managed Futures Strategy Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	ICE BAML 3-Month U.S. Treasury Bill Index[2]

Class A	-0.61%	2.27%
Class C	-0.89	2.27
Institutional	-0.39	2.27
Investor	-0.50	2.27
Class R6	-0.29	2.27
Class R	-0.63	2.27
Class P	-0.39	2.27

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The ICE BAML 3-Month U.S. Treasury Bill Index measures the performance of a single issue of outstanding treasury bill which matures closest to, but not beyond, three months from the rebalancing date. The issue is purchased at the beginning of the month and held for a full month; at the end of the month that issue is sold and rolled into a newly selected issue.

The comparison to the ICE BAML 3-Month U.S. Treasury Bill Index is a means of emphasizing that the Fund has an unconstrained strategy. The Fund’s investment objective is to seek to generate long-term absolute return, and the Fund employs a benchmark agnostic strategy. Benchmark performance may not be comparable to the Fund’s performance.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

FUND COMPOSITION[3]

[3]	The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about the Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about the Fund’s investment strategies, holdings, and performance.

4

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(a) – 70.3%
Goldman Sachs Financial Square Government Fund – Institutional Shares
285,847,518	5.022%	$285,847,518

TOTAL INVESTMENTS – 70.3%
(Cost $285,847,518)		$285,847,518

OTHER ASSETS IN EXCESS OF LIABILITIES – 29.7%		120,678,245

NET ASSETS – 100.0%		$406,525,763

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
100 oz Gold	16	08/29/23	$3,084,640	$(158,304)
CAC 40 10 Euro Index	4	07/21/23	323,454	52
Coffee “C”	88	09/19/23	5,247,000	(656,480)
Corn	16	09/14/23	391,200	(42,534)
E-Mini Dow	50	09/15/23	8,660,750	(31,072)
Euro-BTP	50	09/07/23	6,340,420	(18,392)
Feeder Cattle	15	08/31/23	1,854,750	150,127
FTSE Taiwan Index Equity Index	146	07/28/23	8,435,880	(105,135)
FTSE/JSE Top 40 Index	113	09/21/23	4,264,356	30,640
FTSE/MIB Index	132	09/15/23	20,426,812	425,927
German Stock Index	15	09/15/23	6,658,504	55,111
Hard Red Winter Wheat	18	09/14/23	713,925	(24,408)
KOSPI 200 Index	138	09/14/23	8,915,304	48
Lean Hogs	7	08/14/23	258,930	2,265
Live Cattle	37	08/31/23	2,618,490	153,010
LME Copper Base Metal	43	07/17/23	8,948,031	(180,114)
LME Lead Base Metal	164	07/17/23	8,616,150	(53,805)
LME Lead Base Metal	173	08/14/23	9,088,987	(116,008)
LME Nickel Base Metal	40	07/17/23	4,894,560	(279,891)
LME Nickel Base Metal	18	08/14/23	2,208,276	(146,071)
LME Primary Aluminium	83	07/17/23	4,401,075	(196,693)
LME Primary Aluminium	28	08/14/23	1,494,325	(66,061)
LME Zinc Base Metal	60	07/17/23	3,579,375	(8,060)
LME Zinc Base Metal	28	08/14/23	1,672,475	(77,611)
NASDAQ 100 E-Mini Index	18	09/15/23	5,521,320	235,999
Nikkei 225 Index	29	09/07/23	6,666,412	331,807
OMXS30 Index	480	07/21/23	10,308,428	79,709
Platinum	1	10/27/23	45,555	(1,519)
RBOB Gasoline	8	07/31/23	855,960	(732)
S&P 400 E-Mini MidCap Index	12	09/15/23	3,172,920	95,627

The accompanying notes are an integral part of these financial statements.	5

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
S&P 500 E-Mini Index	439	09/15/23	$98,517,087	$1,763,743
S&P/TSX 60 Index	26	09/14/23	4,783,333	30,739
Soybean	21	11/14/23	1,409,625	72,309
SPI 200 Index	127	09/21/23	15,145,707	(109,559)
Sugar No. 11	222	09/29/23	5,666,506	(408,000)
TOPIX Index	164	09/07/23	26,004,505	953,228
TurkDEX ISE 30	2,195	08/31/23	5,594,387	384,082
U.S. Treasury 10 Year Note	207	09/20/23	23,248,687	6,521
U.S. Treasury Long Bond	238	09/20/23	30,255,750	38,375

Total				$2,128,870

Short position contracts:
Australian 10 year Bond	(249)	09/15/23	(19,314,251)	(48,044)
Brent Crude Oil	(55)	07/31/23	(4,142,050)	78,159
CBOE Volatality Index	(686)	07/19/23	(10,297,546)	1,196,198
Cocoa	(10)	09/14/23	(335,700)	(6,931)
Cotton No. 2	(26)	12/06/23	(1,044,810)	(23,533)
EURO STOXX 50 Index	(56)	09/15/23	(2,705,217)	(45,442)
Euro-OAT	(102)	09/07/23	(14,293,459)	(16,107)
FTSE 100 Index	(35)	09/15/23	(3,352,199)	(22,521)
FTSE China A50 Index	(877)	07/28/23	(10,824,811)	209,506
Hang Seng Index	(166)	07/28/23	(19,920,635)	83,385
HSCEI	(184)	07/28/23	(7,458,856)	(13,352)
IBEX 35 Index	(20)	07/21/23	(2,084,193)	(37,261)
LME Copper Base Metal	(43)	07/17/23	(8,948,031)	(30,026)
LME Copper Base Metal	(27)	08/14/23	(5,617,350)	39,179
LME Lead Base Metal	(164)	07/17/23	(8,616,150)	(255,643)
LME Lead Base Metal	(68)	08/14/23	(3,572,550)	48,241
LME Nickel Base Metal	(40)	07/17/23	(4,894,560)	250,437
LME Nickel Base Metal	(35)	08/14/23	(4,293,870)	36,624
LME Primary Aluminium	(83)	07/17/23	(4,401,075)	414,744
LME Primary Aluminium	(109)	08/14/23	(5,817,194)	196,008
LME Zinc Base Metal	(60)	07/17/23	(3,579,375)	294,590
LME Zinc Base Metal	(60)	08/14/23	(3,583,875)	(1,310)
Low Sulphur Gasoil	(65)	08/10/23	(4,580,875)	(40,706)
Milling Wheat	(42)	09/11/23	(528,768)	37,544
Mini VSTOXX®Index	(317)	07/19/23	(515,407)	44,613
MSCI EAFE E-Mini Index	(205)	09/15/23	(22,093,875)	463,783
MSCI EAFE E-Mini Index	(442)	09/15/23	(22,053,590)	173,109
Natural Gas	(44)	07/27/23	(1,224,960)	(66,669)
NY Harbor USLD	(10)	07/31/23	(1,026,942)	(18,793)
Palladium	(7)	09/27/23	(858,200)	60,481
Russell 2000 E-Mini Index	(269)	09/15/23	(25,604,765)	(229,999)
S&P 500 E-Mini Index	(96)	09/15/23	(21,543,600)	(700,987)
SET50 Index	(2,997)	09/28/23	(15,462,170)	(24,244)
Soybean Meal	(13)	08/14/23	(536,510)	18,907
Soybean Oil	(8)	08/14/23	(296,160)	(45,573)
U.S. Treasury 10 Year Ultra Note	(339)	09/20/23	(40,182,094)	(28,024)
U.S. Treasury Long Bond	(118)	09/20/23	(15,000,750)	156,489

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Wheat	(6)	09/14/23	$(193,950)	$28,293
WTI Crude Oil	(83)	07/20/23	(5,856,480)	(14,409)

Total				2,160,716

Total Futures Contracts				$4,289,586

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain
Morgan Stanley Co., Inc.	BRL	46,100,000	USD	9,258,887	7/5/2023	$363,390
	BRL	46,100,000	USD	9,554,345	8/2/2023	16,195
	CAD	26,021,000	USD	19,512,430	9/20/2023	154,798
	CHF	621,000	USD	696,239	9/20/2023	3,563
	CLP	1,080,000,000	USD	1,329,280	9/20/2023	4,695
	COP	36,102,000,000	USD	8,068,748	9/20/2023	395,293
	CZK	192,000,000	USD	8,688,106	9/20/2023	94,031
	EUR	24,591,000	USD	26,639,197	9/20/2023	303,957
	GBP	31,490,750	USD	39,465,703	9/20/2023	535,580
	HUF	3,264,000,000	USD	9,257,271	9/20/2023	115,203
	MXN	228,434,000	USD	12,926,841	9/20/2023	213,725
	NOK	195,800,000	USD	17,883,352	9/20/2023	410,024
	NZD	13,860,000	USD	8,424,344	9/20/2023	78,624
	PLN	56,550,000	USD	13,478,020	9/20/2023	374,743
	SEK	303,597,400	USD	28,175,957	9/20/2023	83,352
	USD	36,069,883	AUD	53,612,000	9/20/2023	274,489
	USD	1,791,229	CAD	2,360,000	9/20/2023	7,491
	USD	877,588	CZK	19,131,000	9/20/2023	2,530
	USD	8,773,173	EUR	7,957,000	9/20/2023	55,078
	USD	39,819,460	GBP	31,157,000	9/20/2023	242,125
	USD	182,760	HUF	63,422,000	9/20/2023	646
	USD	63,326,111	JPY	8,722,949,000	9/20/2023	2,099,793
	USD	18,288,166	KRW	23,700,000,000	9/20/2023	221,964
	USD	1,020,634	MXN	17,707,000	9/20/2023	2,047
	USD	25,122,942	NZD	40,580,000	9/20/2023	227,530
	USD	17,157,963	SEK	183,375,000	9/20/2023	89,139

TOTAL						$6,370,005

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc.	USD	9,604,607	BRL	46,100,000	7/5/2023	$(17,671)
	AUD	46,160,000	USD	31,301,172	9/20/2023	(481,293)
	CAD	15,060,000	USD	11,439,557	9/20/2023	(56,887)
	CHF	28,000	USD	31,565	9/20/2023	(12)
	CLP	5,980,000,000	USD	7,412,917	9/20/2023	(26,648)
	CZK	120,000,000	USD	5,533,327	9/20/2023	(44,492)

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Schedule of Investments (continued)

June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss
Morgan Stanley Co., Inc. (continued)	EUR	11,771,000	USD	12,941,858	9/20/2023	$(44,950)
	GBP	18,604,000	USD	23,721,450	9/20/2023	(89,626)
	HUF	476,000,000	USD	1,383,795	9/20/2023	(16,975)
	IDR	345,240,000,000	USD	23,174,980	9/20/2023	(251,044)
	INR	1,926,000,000	USD	23,425,919	9/20/2023	(22,308)
	JPY	7,496,276,000	USD	53,571,505	9/20/2023	(955,196)
	KRW	27,800,000,000	USD	21,875,905	9/20/2023	(684,326)
	NOK	449,900,000	USD	42,929,455	9/20/2023	(895,800)
	NZD	1,700,000	USD	1,059,578	9/20/2023	(16,645)
	SEK	38,100,000	USD	3,609,732	9/20/2023	(63,326)
	USD	43,240,663	CAD	57,605,000	9/20/2023	(298,427)
	USD	1,512,658	CHF	1,349,000	9/20/2023	(7,525)
	USD	78,736	CZK	1,740,000	9/20/2023	(852)
	USD	20,959,338	EUR	19,367,000	9/20/2023	(260,136)
	USD	3,321,295	GBP	2,650,000	9/20/2023	(44,881)
	USD	1,376,037	HUF	484,315,000	9/20/2023	(14,658)
	USD	554,584	INR	46,000,000	9/20/2023	(4,380)
	USD	53,467,587	NOK	574,500,000	9/20/2023	(207,308)
	USD	10,631,785	NZD	17,360,000	9/20/2023	(18,397)
	USD	516,191	PLN	2,147,000	9/20/2023	(9,749)
	USD	11,534	SEK	124,000	9/20/2023	(8)
	USD	13,558,677	ZAR	261,094,000	9/20/2023	(199,601)
	ZAR	105,420,000	USD	5,697,245	9/20/2023	(142,166)

TOTAL						$(4,875,287)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 Day ESTRON(b)	0.000%	09/20/2024	EUR	227,390	$(347,330)	$(620,512)	$273,182
1 Day SOFR(b)	0.000	09/20/2024	USD	567,740	(67,220)	(1,241,861)	1,174,641
1 Day SOFR(b)	0.000	09/20/2024	CHF	228,260	(569,879)	(270,279)	(299,600)
1 Day SONIO(b)	0.000	09/20/2024	GBP	265,060	1,571,608	—	1,571,608
3 Month BA(c)	5.250	09/20/2024	CAD	213,490	302,778	—	302,778
3 Month BBSW(d)	4.250	09/20/2024	AUD	228,750	597,047	—	597,047
3 Month STIBOR(b)	4.000	09/20/2024	SEK	1,219,290	305,429	—	305,429
1 Day ESTRON(b)	0.000	09/20/2025	EUR	192,290	172,813	(219,126)	391,939
1 Day SOFR(b)	0.000	09/20/2025	USD	71,690	136,584	(199,962)	336,546
1 Day SONIO(b)	0.000	09/20/2025	GBP	106,060	1,098,502	—	1,098,502
1 Month TIIE(e)	0.000	09/20/2028	MXN	19,120	(39,115)	(36,553)	(2,562)
3 Month JIBAR(d)	8.500	09/20/2028	ZAR	564,620	314,825	—	314,825
5.000%(b)	6 Month PRIBOR	09/20/2028	CZK	88,930	123,557	115,234	8,323
5.750(b)	6 Month WIBOR	09/20/2028	PLN	55,070	513,600	300,416	213,184
8.250(b)	BUBORON	09/20/2028	HUF	1,355,000	167,557	164,195	3,362
0.000(b)	1 Day ESTRON	09/20/2033	EUR	61,660	1,278,889	646,549	632,340
1 Day SOFR(b)	0.000	09/20/2033	USD	66,470	(1,344,681)	(1,538,471)	193,790
1 Day SOFR(b)	0.000	09/20/2033	CHF	7,080	(163,113)	(31,724)	(131,389)
1 Day SONIO(b)	0.000	09/20/2033	GBP	50,010	(889,274)	(930,394)	41,120
3 Month BA(c)	4.000	09/20/2033	CAD	20,680	(338,340)	(173,605)	(164,735)
3 Month STIBOR(b)	3.000	09/20/2033	SEK	163,530	35,181	—	35,181
0.000(b)	1 Day SOFR	09/20/2053	USD	25,470	1,651,103	1,754,874	(103,771)
0.000(b)	1 Day SONIO	09/20/2053	GBP	29,120	2,815,136	2,615,756	199,380

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED INTEREST RATE SWAP CONTRACTS (continued)

Payments Made by the Fund(a)	Payments Received by the Fund	Termination Date	Notional Amounts (000’s)		Value	Upfront Premium Paid (Received)	Unrealized Appreciation (Depreciation)
1 Day ESTRON(b)	0.000%	09/20/2053	EUR	13,290	$(899,950)	$(413,420)	$(486,530)

TOTAL					$6,425,707	$(78,883)	$6,504,590

(a)	Represents forward starting interest rate swaps whose effective dates of commencement of accruals and cash flows occur subsequent to June 30, 2023.
(b)	Payments made annually.
(c)	Payments made semi-annually.
(d)	Payments made quarterly.
(e)	Payments made monthly.

Investment Abbreviations:
BA	—Banker Acceptance Rate
BBSW	—Bank Bill Swap Rate
ESTRON	—Euro Short-Term Rate
JIBAR	—Johannesburg Interbank Agreed Rate
PRIBOR	—Prague Interbank Offered Rate
SOFR	—Secured Overnight Financing Rate
SONIO	—Sterling Overnight Index Average
STIBOR	—Stockholm Interbank Offered Rate
TIIE	—Interbank Equilibrium Interest Rate
WIBOR	—Warsaw Interbank Offered Rate

Currency Abbreviations:
AUD	—Australian Dollar
BRL	—Brazilian Real
CAD	—Canadian Dollar
CHF	—Swiss Franc
CLP	—Chilean Peso
COP	—Colombian Peso
CZK	—Czech Koruna
EUR	—Euro
GBP	—British Pound
HUF	—Hungarian Forint
IDR	—Indonesian Rupiah
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PLN	—Polish Zloty
SEK	—Swedish Krona
USD	—United States Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Assets and Liabilities(a)

June 30, 2023 (Unaudited)

Managed Futures Strategy Fund(a)
Assets:
Investments in affiliated issuers, at value (cost $285,847,518)	$285,847,518
Cash	21,617,935
Foreign currency, at value (cost $31,018,167)	30,914,299
Receivables:
Collateral on certain derivative contracts(b)	71,343,398
Investments sold	1,297,617
Fund shares sold	842,672
Reimbursement from investment adviser	155,458
Unrealized gain on forward foreign currency exchange contracts	6,370,005
Variation margin on futures contracts	201,362
Other assets	98,526
Total assets	418,688,790

Liabilities:
Variation margin on swap contracts	4,156,437
Unrealized loss on forward foreign currency exchange contracts	4,875,287
Payables:
Investments purchased	1,296,461
Fund shares redeemed	1,235,349
Management fees	440,002
Distribution and Service fees and Transfer Agency fees	46,851
Accrued expenses	112,640
Total liabilities	12,163,027

Net Assets:
Paid-in capital	417,309,024
Total distributable earnings (loss)	(10,783,261)
NET ASSETS	$406,525,763
Net Assets:
Class A	$17,502,019
Class C	5,645,666
Institutional	74,278,946
Investor	242,174,123
Class R6	66,269,684
Class R	641,821
Class P	13,504
Total Net Assets	$406,525,763
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	1,793,600
Class C	632,020
Institutional	7,299,972
Investor	24,171,621
Class R6	6,509,221
Class R	67,753
Class P	1,328
Net asset value, offering and redemption price per share:(c)
Class A	$9.76
Class C	8.93
Institutional	10.18
Investor	10.02
Class R6	10.18
Class R	9.47
Class P	10.17

(a)	Statement of Asset and Liabilities for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Segregated for initial margin and/or collateral as follows:

Fund	Forwards	Futures	Swaps

Managed Futures Strategy Fund	$7,250,000	$35,492,019	$28,601,378

(c)	Maximum public offering price per share for Class A Shares of the Managed Futures Strategy Fund is $10.33. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value ("NAV") or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statement of Operations(a)

For the Six Months Ended June 30, 2023 (Unaudited)

Managed Futures Strategy Fund(a)
Investment income:

Dividends — affiliated issuers	$7,334,956

Interest	637,805

Total investment income	7,972,761

Expenses:

Management fees	2,291,103

Transfer Agency fees(b)	237,960

Professional fees	89,404

Custody, accounting and administrative services	61,863

Registration fees	61,320

Distribution and/or Service (12b-1) fees(b)	43,861

Printing and mailing costs	35,582

Trustee fees	14,060

Service fees — Class C	7,191

Other	12,743

Total expenses	2,855,087

Less — expense reductions	(463,754)

Net expenses	2,391,333

NET INVESTMENT INCOME	5,581,428

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Futures contracts	6,303,207

Swap contracts	(15,401,279)

Forward foreign currency exchange contracts	(1,833,128)

Foreign currency transactions	(598,665)

Net change in unrealized gain (loss) on:

Futures contracts	1,661,542

Swap contracts	(662,526)

Forward foreign currency exchange contracts	408,350

Foreign currency translations	(1,078,864)

Net realized and unrealized loss	(11,201,363)

NET DECREASE IN NET ASSETS RESULTING FROM OPERATIONS	$(5,619,935)

(a)	Statement of Operations for the Managed Futures Strategy Fund is consolidated and includes the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.
(b)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
$20,369	$21,573	$1,919	$13,036	$4,602	$19,527	$190,604	$9,575	$614	$2

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Statements of Changes in Net Assets(a)

	Managed Futures Strategy Fund(a)
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022
From operations:

Net investment income	$5,581,428	$494,071

Net realized gain (loss)	(11,529,865)	62,273,014

Net change in unrealized gain (loss)	328,502	(4,882,996)

Net increase (decrease) in net assets resulting from operations	(5,619,935)	57,884,089

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	(3,183,394)

Class C Shares	—	(1,041,483)

Institutional Shares	—	(23,196,882)

Investor Shares	—	(41,920,577)

Class R6 Shares	—	(11,409,940)

Class R Shares	—	(146,868)

Class P Shares	—	(2,349)

Total distributions to shareholders	—	(80,901,493)

From share transactions:

Proceeds from sales of shares	104,120,972	369,443,119

Reinvestment of distributions	—	80,636,192

Cost of shares redeemed	(160,914,077)	(234,798,979)

Net increase (decrease) in net assets resulting from share transactions	(56,793,105)	215,280,332

TOTAL INCREASE (DECREASE)	(62,413,040)	192,262,928

Net Assets:

Beginning of period	$468,938,803	$276,675,875

End of period	$406,525,763	$468,938,803

(a)	Statements of Changes in Net Assets for the Managed Futures Strategy Fund are consolidated and include the balances of Cayman Commodity-MFS, LLC. (wholly-owned subsidiary). Accordingly, all interfund balances and transactions have been eliminated.

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.82		$9.85	$10.12	$9.61	$10.03	$10.30

Net investment income (loss)(a)	0.11		(0.04)	(0.19)	(0.12)	0.01	(0.02)

Net realized and unrealized gain (loss)	(0.17)		2.00	0.64	0.76	0.23	(0.23)

Total from investment operations	(0.06)		1.96	0.45	0.64	0.24	(0.25)

Distributions to shareholders from net investment income	—		(1.14)	(0.03)	—	(0.59)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	—		(1.99)	(0.72)	(0.13)	(0.66)	(0.02)

Net asset value, end of period	$9.76		$9.82	$9.85	$10.12	$9.61	$10.03

Total Return(b)	(0.61)%		20.08%	4.64%	6.62%	2.28%	(2.37)%

Net assets, end of period (in 000’s)	$17,502		$16,841	$16,922	$11,964	$7,712	$8,622

Ratio of net expenses to average net assets	1.41	%(c)	1.58%	1.83%	1.48%	1.49%	1.47%

Ratio of total expenses to average net assets	1.54	%(c)	1.71%	1.89%	1.63%	1.64%	1.62%

Ratio of net investment income (loss) to average net assets	2.37	%(c)	(0.31)%	(1.79)%	(1.21)%	0.06%	(0.19)%

Portfolio turnover rate(d)	—%		—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.02		$9.21	$9.52	$9.11	$9.56	$9.88

Net investment income (loss)(a)	0.07		(0.10)	(0.25)	(0.18)	(0.07)	(0.09)

Net realized and unrealized gain (loss)	(0.16)		1.85	0.59	0.72	0.21	(0.21)

Total from investment operations	(0.09)		1.75	0.34	0.54	0.14	(0.30)

Distributions to shareholders from net investment income	—		(1.09)	—	—	(0.52)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.65)	(0.13)	(0.07)	(0.02)

Total distributions	—		(1.94)	(0.65)	(0.13)	(0.59)	(0.02)

Net asset value, end of period	$8.93		$9.02	$9.21	$9.52	$9.11	$9.56

Total Return(b)	(0.89)%		19.26%	3.71%	5.88%	1.51%	(3.08)%

Net assets, end of period (in 000’s)	$5,646		$5,486	$3,890	$3,335	$3,279	$3,281

Ratio of net expenses to average net assets	2.16	%(c)	2.33%	2.58%	2.22%	2.24%	2.22%

Ratio of total expenses to average net assets	2.29	%(c)	2.46%	2.64%	2.37%	2.39%	2.37%

Ratio of net investment income (loss) to average net assets	1.63	%(c)	(0.95)%	(2.54)%	(1.92)%	(0.69)%	(0.95)%

Portfolio turnover rate(d)	—%		—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.22		$10.19	$10.43	$9.87	$10.28	$10.52

Net investment income (loss)(a)	0.09		0.05	(0.15)	(0.07)	0.04	0.02

Net realized and unrealized gain (loss)	(0.13)		2.02	0.66	0.76	0.25	(0.24)

Total from investment operations	(0.04)		2.07	0.51	0.69	0.29	(0.22)

Distributions to shareholders from net investment income	—		(1.19)	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	—		(2.04)	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.18		$10.22	$10.19	$10.43	$9.87	$10.28

Total Return(b)	(0.39)%		20.59%	4.99%	6.95%	2.82%	(2.13)%

Net assets, end of period (in 000’s)	$74,279		$140,429	$51,494	$49,052	$90,623	$83,425

Ratio of net expenses to average net assets	1.03	%(c)	1.20%	1.46%	1.07%	1.11%	1.07%

Ratio of total expenses to average net assets	1.17	%(c)	1.33%	1.52%	1.24%	1.26%	1.22%

Ratio of net investment income (loss) to average net assets	2.71	%(c)	0.39%	(1.42)%	(0.74)%	0.42%	0.16%

Portfolio turnover rate(d)	—%		—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.07		$10.06	$10.32	$9.77	$10.19	$10.44

Net investment income (loss)(a)	0.13		0.01	(0.16)	(0.10)	0.03	0.01

Net realized and unrealized gain (loss)	(0.18)		2.03	0.64	0.78	0.23	(0.24)

Total from investment operations	(0.05)		2.04	0.48	0.68	0.26	(0.23)

Distributions to shareholders from net investment income	—		(1.18)	(0.05)	—	(0.61)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	—		(2.03)	(0.74)	(0.13)	(0.68)	(0.02)

Net asset value, end of period	$10.02		$10.07	$10.06	$10.32	$9.77	$10.19

Total Return(b)	(0.50)%		20.43%	4.83%	6.92%	2.60%	(2.24)%

Net assets, end of period (in 000’s)	$242,174		$239,660	$146,008	$149,762	$106,968	$105,393

Ratio of net expenses to average net assets	1.16	%(c)	1.33%	1.57%	1.22%	1.24%	1.22%

Ratio of total expenses to average net assets	1.29	%(c)	1.46%	1.64%	1.38%	1.39%	1.37%

Ratio of net investment income (loss) to average net assets	2.63	%(c)	0.10%	(1.54)%	(0.96)%	0.31%	0.06%

Portfolio turnover rate(d)	—%		—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.22		$10.19	$10.44	$9.87	$10.29	$10.36

Net investment income (loss)(b)	0.14		0.01	(0.15)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	(0.18)		2.06	0.65	0.78	0.23	(0.07)

Total from investment operations	(0.04)		2.07	0.50	0.70	0.28	(0.05)

Distributions to shareholders from net investment income	—		(1.19)	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	—		(2.04)	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.18		$10.22	$10.19	$10.44	$9.87	$10.29

Total Return(c)	(0.29)%		20.47%	5.00%	7.05%	2.72%	(0.52)%

Net assets, end of period (in 000’s)	$66,270		$65,653	$57,900	$55,439	$51,499	$50,649

Ratio of net expenses to average net assets	1.03	%(d)	1.20%	1.45%	1.08%	1.09%	1.12	%(d)

Ratio of total expenses to average net assets	1.16	%(d)	1.33%	1.51%	1.24%	1.23%	1.27	%(d)

Ratio of net investment income (loss) to average net assets	2.75	%(d)	0.07%	(1.41)%	(0.79)%	0.47%	0.31	%(d)

Portfolio turnover rate(e)	—%		—%	—%	—%	—%	—%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class R Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.54		$9.64	$9.92	$9.45	$9.87	$10.16

Net investment income (loss)(a)	0.10		(0.04)	(0.21)	(0.13)	(0.02)	(0.04)

Net realized and unrealized gain (loss)	(0.17)		1.93	0.62	0.73	0.23	(0.23)

Total from investment operations	(0.07)		1.89	0.41	0.60	0.21	(0.27)

Distributions to shareholders from net investment income	—		(1.14)	—	—	(0.56)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	—		(1.99)	(0.69)	(0.13)	(0.63)	(0.02)

Net asset value, end of period	$9.47		$9.54	$9.64	$9.92	$9.45	$9.87

Total Return(b)	(0.63)%		19.77%	4.33%	6.30%	2.14%	(2.70)%

Net assets, end of period (in 000’s)	$642		$856	$451	$504	$539	$584

Ratio of net expenses to average net assets	1.66	%(c)	1.83%	2.08%	1.72%	1.74%	1.72%

Ratio of total expenses to average net assets	1.79	%(c)	1.96%	2.14%	1.87%	1.89%	1.87%

Ratio of net investment income (loss) to average net assets	2.11	%(c)	(0.36)%	(2.04)%	(1.41)%	(0.19)%	(0.44)%

Portfolio turnover rate(d)	—%		—%	—%	—%	—%	—%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Consolidated Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Managed Futures Strategy Fund
	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.21		$10.17	$10.42	$9.86	$10.28	$10.56

Net investment income (loss)(b)	0.14		0.01	(0.15)	(0.08)	0.05	0.02

Net realized and unrealized gain (loss)	(0.18)		2.07	0.65	0.77	0.23	(0.28)

Total from investment operations	(0.04)		2.08	0.50	0.69	0.28	(0.26)

Distributions to shareholders from net investment income	—		(1.19)	(0.06)	—	(0.63)	—

Distributions to shareholders from net realized gains	—		(0.85)	(0.69)	(0.13)	(0.07)	(0.02)

Total distributions	—		(2.04)	(0.75)	(0.13)	(0.70)	(0.02)

Net asset value, end of period	$10.17		$10.21	$10.17	$10.42	$9.86	$10.28

Total Return(c)	(0.39)%		20.62%	4.98%	6.95%	2.71%	(2.50)%

Net assets, end of period (in 000’s)	$14		$14	$11	$71	$166	$429

Ratio of net expenses to average net assets	1.02	%(d)	1.20%	1.44%	1.08%	1.09%	1.12	%(d)

Ratio of total expenses to average net assets	1.14	%(d)	1.32%	1.51%	1.24%	1.23%	1.27	%(d)

Ratio of net investment income (loss) to average net assets	2.76	%(d)	0.10%	(1.40)%	(0.84)%	0.49%	0.32	%(d)

Portfolio turnover rate(e)	—%		—%	—%	—%	—%	—%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements

June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. Goldman Sachs Managed Futures Strategy Fund (the “Fund”) is a diversified portfolio and currently offers seven classes of shares: Class A, Class C, Institutional, Investor, Class R6, Class R, and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor,

Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as Investment Adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Managed Futures Strategy Fund — Cayman Commodity-MFS, LLC. (a “Subsidiary”), a Cayman Islands exempted company, is currently a wholly-owned subsidiary of the Fund. The Subsidiary acts as an investment vehicle for the Fund to enable the Fund to gain exposure to certain types of commodity-linked derivative instruments. The Fund is the sole shareholder of the Subsidiary, and it is intended that the Fund will remain the sole shareholder and will continue to control the Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation. As of June 30, 2023, the Fund’s net assets were $406,525,763, of which $80,810,846, or 20%, is represented by the Subsidiary’s net assets.

B.  Investment Valuation — The Fund’s valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on the ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex- dividend date. Income and capital gains distributions, if any, are declared and paid at least annually.

20

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

The Subsidiary is classified as a controlled foreign corporation under the Code. Therefore, the Fund is required to increase its taxable income by its share of its Subsidiary’s income. Net losses of the Subsidiary cannot be deducted by the Fund in the current period nor carried forward to offset taxable income in future periods.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Consolidated Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Act (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

21

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Consolidated Statement of Assets and Liabilities as either due to broker/ receivable for collateral on certain derivatives contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Swap Contracts — Bilateral swap contracts are agreements in which the Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between the Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed

22

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to- market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, the Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

An interest rate swap is an agreement that obligates two parties to exchange a series of cash flows at specified intervals, based upon or calculated by reference to changes in interest rates on a specified notional principal amount. The payment flows are usually netted against each other, with the difference being paid by one party to the other.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

MANAGED FUTURES STRATEGY FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Companies	$285,847,518	$—	$—

Total	$285,847,518	$—	$—

Derivative Type

Assets(a)

Forward Foreign Currency Contracts	$—	$6,370,005	$—

Futures Contracts	8,639,609	—	—

Interest Rate Swap Contracts	—	7,693,177	—

Total	$8,639,609	$14,063,182	$—

Derivative Type

Liabilities(a)

Forward Foreign Currency Contracts	$—	$(4,875,287)	$—

Futures Contracts	(4,350,023)	—	—

Interest Rate Swap Contracts	—	(1,188,587)	—

Total	$(4,350,023)	$(6,063,874)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedule of Investments.

23

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Managed Futures Strategy
Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities
Commodity	Variation margin on futures contracts	$1,880,918	(a)	Variation margin on futures contracts	$(2,919,884)	(a)
Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	6,370,005		Payable for unrealized gain on forward foreign currency exchange contracts	(4,875,287)
Equity	Variation margin on futures contracts	6,557,306	(a)	Variation margin on futures contracts	(1,354,071)	(a)
Interest Rate	Variation margin on swap contracts and Futures	7,894,562	(a)	Variation margin on swap contracts and Futures	(1,264,655)	(a)
Total		$22,702,791			$(10,413,897)

(a)	Includes unrealized gain (loss) on futures contracts and centrally cleared swap contracts described in the Additional Investment Information sections of the Consolidated Schedule of Investments. Only the variation margin as of June 30, 2023, is reported within the Consolidated Statement of Assets and Liabilities.

The following tables set forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statement of Operations:

Managed Futures Strategy
Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
Commodity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$2,473,617	$(2,818,815)
Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	(1,833,128)	408,350
Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	4,362,362	4,389,539
Interest Rate	Net realized gain (loss) from futures contracts and swap contracts/Net change in unrealized gain (loss) on futures contracts and swap contracts	(15,934,051)	(571,708)
Total		$(10,931,200)	$1,407,366

24

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended June 30, 2023, the relevant values for each derivative type were as follows:

Managed Futures Strategy
	Average number of Contracts or Notional Amounts(1)
Risk	Futures Contracts	Forward Contracts	Swap Agreements
Managed Futures Strategy	10,104	$1,306,302,260	$13,680,802

(1)	Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts and swap contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that the Fund held such derivatives during the six months ended June 30, 2023.

In order to better define its contractual rights and to secure rights that will help the Fund mitigate its counterparty risk, the Fund may enter into an International Swaps and Derivatives Association, Inc. Master Agreement (“ISDA Master Agreement”) or similar agreement with its derivatives counterparties. An ISDA Master Agreement is a bilateral agreement between the Fund and a counterparty that governs OTC derivatives (including forward foreign currency exchange contracts, and certain options and swaps), and typically contains, among other things, collateral posting terms and netting provisions in the event of a default and/or termination event. The provisions of the ISDA Master Agreement typically permit a single net payment in the event of a default (close-out netting) or similar event, including the bankruptcy or insolvency of the counterparty.

Collateral and margin requirements differ between exchange traded derivatives and OTC derivatives. Margin requirements are established by the broker or clearing house for exchange-traded and centrally cleared derivatives (financial futures contracts, options and centrally cleared swaps) pursuant to governing agreements for those instrument types. Brokers can ask for margin in excess of the minimum in certain circumstances. Collateral terms are contract-specific for OTC derivatives. For derivatives traded under an ISDA Master Agreement, the collateral requirements are typically calculated by netting the marked-to-market amount for each transaction under such agreement and comparing that amount to the value of any collateral currently pledged by the Fund and the counterparty. Additionally, the Fund may be required to post initial margin to the counterparty, the terms of which would be outlined in the confirmation of the OTC transaction.

Generally, the amount of collateral due from or to a counterparty must exceed a minimum transfer amount threshold before a transfer is required to be made. To the extent amounts due to the Fund from its counterparties are not fully collateralized, contractually or otherwise, the Fund bears the risk of loss from counterparty nonperformance. The Fund attempts to mitigate counterparty risk by only entering into agreements with counterparties that the Investment Adviser believes to be of good standing and by monitoring the financial stability of those counterparties.

Additionally, the netting of assets and liabilities and the offsetting of collateral pledged or received are based on contractual netting/set-off provisions in the ISDA Master Agreement or similar agreements. However, in the event of a default or insolvency of a counterparty, a court could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of setoff that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws.

The following table sets forth the Fund’s net exposure for derivative instruments that are subject to enforceable master netting arrangements or similar agreements as of June 30, 2023:

Managed Futures Strategy
	Derivative Assets(1)	Derivative Liabilities(1)	Net Derivative Assets (Liabilities)	Collateral (Received) Pledged(1)	Net Amount(2)
Counterparty	Forwards	Forwards
Morgan Stanley Co., Inc.	$6,370,005	$(4,875,287)	$1,494,718	$(1,494,718)	$—

(1)	Gross amounts available for offset but not netted in the Consolidated Statements of Assets and Liabilities.
(2)	Net amount represents the net amount due (to) from counterparty in the event of a default based on the contractual set-off rights under the agreement.

25

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^(1)
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Managed Futures Strategy	1.00%	0.90%	0.86%	0.84%	0.82%	1.00%	0.91%

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
(1)	Reflects combined management fees paid to GSAM under the Agreement and the Fund’s Subsidiary Agreements (as defined below) after the waivers.

GSAM also provides management services to the Subsidiary pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of the Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of the Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2023, GSAM waived $178,378 of the Fund’s management fee.

The Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2023, GSAM waived $30,946 of the Fund’s management fees.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C*	Class R*
Distribution and/or Service Plan	0.25%	0.75%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

26

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs retained $2,791 for Class A Shares and did not retain any portion of the CDSC for Class C Shares for the Fund.

D.  Service Plan — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Fund.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Fund are 0.254%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. The Subsidiary also pays certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit the Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Fund. In addition, the Fund has entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Total Expense Reductions
Managed Futures Strategy	$432,808	$30,946	$463,754

G.  Line of Credit Facility — As of June 30, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

27

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

H.  Other Transactions with Affiliates — The following table provides information about the Fund’s investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Managed Futures Strategy	$366,294,788	$218,312,323	$(298,759,593)	$285,847,518	285,847,518	$7,334,956

As of June 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the Fund:

Fund	Class P
Managed Futures Strategy	100%

6. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2022, certain timing differences on a tax-basis were as follows:

Managed Futures Strategy
Timing differences (Qualified Late year Loss Deferral, and Straddle Loss Deferral)	$(13,214,411)

As of June 30, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Managed Futures Strategy
Tax cost	$287,708,444
Gross unrealized gain	11,256,783
Gross unrealized loss	(13,117,709)
Net unrealized gain (loss)	$(1,860,926)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to net mark-to-market gains (losses) on regulated futures and foreign currency contracts and differences in the tax treatment of underlying fund investments.

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

7. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual

28

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

7. OTHER RISKS (continued)

obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation, less public information, less stringent investor protections, less stringent accounting, corporate governance, financial reporting and disclosure standards, and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by the Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in the general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed-income securities and instruments held by the Fund. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, the Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

29

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

7. OTHER RISKS (continued)

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of the Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets.

Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly- owned foreign subsidiary that invests in commodity-linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. However, the Managed Futures Strategy Fund has not received a PLR, and is not able to rely on PLRs issued to other taxpayers. Treasury regulations generally treat the Fund’s income inclusion with respect to the subsidiary as qualifying income either if (A) there is a current-year distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion, or (B) such inclusion is derived with respect to the Fund’s business of investing in stock, securities, or currencies.

The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Fund has limited its investments in commodity index-linked structured notes. The Managed Futures Strategy Fund has obtained an opinion of counsel that the Fund’s income from such investments should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that the income from such investments was not “qualifying income”, in which case the Fund would fail to qualify as a regulated

30

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

7. OTHER RISKS (continued)

investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income were derived from these investments. If the Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

8. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

9. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

31

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

10. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Managed Futures Strategy Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	369,188	$3,542,799	1,200,973	$13,980,844
Reinvestment of distributions	—	—	314,898	3,183,394
Shares redeemed	(291,206)	(2,757,571)	(1,518,157)	(17,580,452)
	77,982	785,228	(2,286)	(416,214)
Class C Shares
Shares sold	166,701	1,491,183	237,854	2,563,902
Reinvestment of distributions	—	—	111,897	1,041,483
Shares redeemed	(142,968)	(1,269,781)	(163,784)	(1,713,311)
	23,733	221,402	185,967	1,892,074
Institutional Shares
Shares sold	2,002,266	20,192,984	11,993,718	143,316,333
Reinvestment of distributions	—	—	2,184,178	22,931,915
Shares redeemed	(8,446,896)	(82,677,719)	(5,488,006)	(64,867,307)
	(6,444,630)	(62,484,735)	8,689,890	101,380,941
Investor Shares
Shares sold	7,797,145	76,245,560	15,748,088	185,838,210
Reinvestment of distributions	—	—	4,050,829	41,920,243
Shares redeemed	(7,434,659)	(72,124,224)	(10,496,723)	(122,558,476)
	362,486	4,121,336	9,302,194	105,199,977
Class R6 Shares
Shares sold	263,953	2,531,407	1,916,178	23,334,351
Reinvestment of distributions	—	—	1,086,492	11,409,940
Shares redeemed	(177,357)	(1,768,064)	(2,260,881)	(27,986,272)
	86,596	763,343	741,789	6,758,019
Class R Shares
Shares sold	12,677	117,039	36,015	409,474
Reinvestment of distributions	—	—	14,978	146,868
Shares redeemed	(34,621)	(316,718)	(8,033)	(93,156)
	(21,944)	(199,679)	42,960	463,186
Class P Shares
Shares sold	—	—	1	5
Reinvestment of distributions	—	—	223	2,349
Shares redeemed	—	—	(1)	(5)
	—	—	223	2,349

NET INCREASE (DECREASE)	(5,915,777)	$(56,793,105)	18,960,737	$215,280,332

32

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Managed Futures Strategy Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

33

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and its service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Fund. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on the Fund’s investment performance was provided for the one-, three-, five-, and

34

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s risk profile, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Managed Futures Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and five-year periods and in the third quartile for the one- and ten-year periods, and had outperformed the Fund’s benchmark index for the three, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They also noted that the Fund had experienced a benchmark index change in 2021 and certain portfolio management changes in 2022.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees noted that the Investment Adviser had agreed to waive a portion of the Fund’s management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to the Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

35

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for the Fund at the following annual percentage rates of the average daily net assets of the Fund:

First $1 billion	1.00%

Next $1 billion	0.90

Next $3 billion	0.86

Next $3 billion	0.84

Over $8 billion	0.82

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Fund and its shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer group; and the Investment Adviser’s undertaking to limit certain expenses of the Fund that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund; (c) trading efficiencies resulting from aggregation of orders of the Fund with those for other funds or accounts managed by the Investment Adviser; (d) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund on behalf of its other clients; (e) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (f) Goldman Sachs’ retention of certain fees as Fund Distributor; (g) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund; (h) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (i) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (j) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund receives certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Fund as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund because of the reputation of the Goldman Sachs organization; (g) the Fund’s access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; and (h) the Fund’s access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

36

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2024.

37

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Liquidity Risk Management Program (Unaudited)

The Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage the Fund’s liquidity risk, i.e., the risk that the Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, the Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence the Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of the Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

38

GOLDMAN SACHS MANAGED FUTURES STRATEGY FUND

Fund Expenses (Unaudited) — Six Month Period Ended June 30, 2023

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A, Class C and Class R Shares); and other Fund expenses. This Example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R and Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The Example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days in a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Managed Futures Strategy Fund
	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Class A
Actual	$1,000.00	$993.89		$6.95
Hypothetical 5% return	1,000.00	1,017.83	+	7.03
Class C
Actual	1,000.00	991.13		10.64
Hypothetical 5% return	1,000.00	1,014.11	+	10.76
Institutional
Actual	1,000.00	996.09		5.12
Hypothetical 5% return	1,000.00	1,019.67	+	5.18
Investor
Actual	1,000.00	995.04		5.71
Hypothetical 5% return	1,000.00	1,019.07	+	5.78
Class R6
Actual	1,000.00	997.07		5.08
Hypothethical 5% return	1,000.00	1,019.71	+	5.13
Class R
Actual	1,000.00	993.71		8.18
Hypothetical 5% return	1,000.00	1,016.59	+	8.28
Class P
Actual	1,000.00	996.08		5.04
Hypothetical 5% return	1,000.00	1,019.75	+	5.10

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

*	Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Managed Futures Strategy Fund	1.41%	2.16%	1.03%	1.16%	1.03%	1.66%	1.02%

39

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Fund will file its portfolio holdings for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider the Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about the Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 331265-OTU-08/2023 SELSATSAR-23

Goldman Sachs Funds Semi-Annual Report June 30, 2023 Alternative Funds II Absolute Return Tracker Commodity Strategy

Goldman Sachs Alternative Funds II

∎	ABSOLUTE RETURN TRACKER FUND

∎	COMMODITY STRATEGY FUND

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Alternative Funds II

The following are highlights both of key factors affecting the broad financials markets as well as the commodities markets more specifically and of any key changes made to the Alternative Funds (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

Financials Markets

∎

During the Reporting Period, international developed and emerging markets equities, U.S. equities, and global and U.S. fixed income markets each posted a positive total return, as measured by the MSCI EAFE Index (net), MSCI Emerging Markets Index (net), S&P 500® Index, Bloomberg Global Aggregate Bond Index and Bloomberg U.S. Aggregate Bond Index, respectively. Commodities, as measured by the -7.79% total return of the Bloomberg Commodity Index, was the only major asset class to move lower during the Reporting Period.

∎

In January 2023, as the Reporting Period began, global equity markets saw strong gains, driven by signs of easing inflation, central banks seemingly close to peak of their respective interest rate hiking cycles, and economic re-opening developments in China. Developed equity markets and emerging market equity markets alike posted solid gains under the risk-on, or reduced risk aversion, environment that dominated. Global government bond yields fell, as headline inflation rates eased in the U.S. and Europe, driven by retreating energy prices. Commodities delivered mixed performance, with natural gas down significantly, while copper and coffee gained. The U.S. dollar depreciated against most major currencies.

∎

In February 2023, resilient economic data yet persistent inflationary pressures suggested the possibility of a longer and higher interest rate hiking cycle than previously anticipated. U.S. equities fell, while European and Asian equity markets were up modestly. Emerging market equities posted losses, underperforming their developed market counterparts, driven in large part by profit-taking in China and heightened geopolitical tensions between the U.S. and China. Global government bond yields rose, as major central banks, including the U.S. Federal Reserve (the “Fed”), raised interest rates. Among commodities, silver and gasoil were down, and cocoa gained. The U.S. dollar appreciated against most major currencies.

∎

Global equity markets delivered mixed performance in March 2023 given heightened risk in the financial sector, including both U.S. regional banks and large-cap Swiss banks, and the consequent change of market expectations on interest rate trajectories. In the U.S., large-cap equities, especially mega-cap information technology names, were up, but small-cap equities declined. European and Asian equities rose modestly as did emerging markets equities. Global government bond yields retreated sharply, as the heightened risk in the financial sector adjusted market expectations on interest rate policies. Among commodities, natural gas and gasoil fell, while silver and sugar gained. The U.S. dollar depreciated against most major currencies.

∎

Given the mixed economic news of better than consensus expected corporate earnings, resilient employment, slower economic growth and persistently high inflation, global equity markets delivered mixed performance in April 2023. As in the prior month, U.S. large-cap equities were up, but U.S. small-cap equities declined. European and Asian equities gained modestly, but emerging markets equities posted modestly negative returns. Global government bond yields oscillated but ended the month relatively flat. Wheat and corn commodities declined, while sugar and coffee gained. The U.S. dollar depreciated against most major currencies.

∎

In May 2023, worries about rising interest rates persisted amid sticky core inflation. Also, concerns about U.S. debt ceiling negotiations and weaker than consensus anticipated economic activity in China heightened. In turn, U.S. large-cap equities gained modestly, with mega-cap information technology names again driving returns. However, U.S. small-cap equities fell slightly. European, Asian and emerging markets equities were also down overall, with the exception of Japan, where its equity market was up. Major central banks, including the U.S. Fed, raised interest rates. In turn, global government bond yields rose, especially at the short-term ends of respective yield curves. Among commodities, crude oil and soybeans were down, while cotton and cocoa were up. The U.S. dollar appreciated against most major currencies.

∎

Global equity markets rebounded in June 2023, as investor concerns around a U.S. economic slowdown lessened and economic data remained resilient despite evidence of slowing growth and hawkish rhetoric from central banks. (Hawkish tends to suggest higher interest rates; opposite of dovish.) U.S. equities, both large-cap and small-cap, were up as were European, Asian and emerging markets equities. The U.S. Fed paused its interest rate moves but signaled further future hikes; the European Central

1

MARKET REVIEW

Bank and Bank of England raised their respective interest rates during the month. Global government bond yields rose, especially at the short-term ends of respective yield curves, driving rather steep inversions of yield curves around the globe, meaning short-term government bond yields were notably higher than their longer-term counterparts. Corn and coffee commodities were down; cocoa and natural gas gained. The U.S. dollar depreciated against most major currencies.

Commodities Markets

∎

Following strong performance in 2021 and 2022, commodities markets, in aggregate, fell during the Reporting Period. The Bloomberg Commodity Index posted a total return of -7.79% during the Reporting Period, significantly underperforming other asset classes, including the broad U.S. equities and fixed income markets, each of which posted positive returns in the same time frame.

∎	During the Reporting Period, the energy subsector of the Bloomberg Commodity Index was weakest, with a return of -20.0%.

∎	Energy prices began their descent at the turn of the calendar year, as mild winter weather alleviated the European energy crisis.

∎

Subsequent releases from global strategic petroleum reserves, supply growth from sanctioned economies, and economic growth concerns pressured crude oil prices further, despite production cuts by OPEC+ countries and meager supply growth from the U.S. (OPEC+ is the 13 member countries of the Organization of the Petroleum Exporting Countries plus other oil-producing countries, including Russia.)

∎	Natural gas prices declined 49.4% during the Reporting Period due to limited heating demand across much of the U.S. and Europe, coupled with resilient production.

∎	The industrial metals component of the Bloomberg Commodity Index declined 12.4% during the Reporting Period.

∎	Industrial metals prices initially rose on Chinese re-stocking,

∎	However, industrial metals prices later declined due to macroeconomic concerns, weak data from the manufacturing and construction sectors, and a meager Chinese economic recovery.

∎	The agriculture component of the Bloomberg Commodity Index fell 1.0% during the Reporting Period.

∎

Agriculture prices were influenced by uncertainty surrounding the Black Sea Grain Initiative and volatile weather conditions made worse by an impending El Niño. (The Black Sea Grain Initiative, brokered by the United Nations and Turkey, was set up to reintroduce vital food and fertilizer exports from Ukraine to the rest of the world.)

∎

Dry weather and poor crop conditions supported the agricultural complex, while subsequent record harvests in Brazil, strong exports from Ukraine, and higher than consensus expected U.S. corn acreage eventually pulled prices lower.

∎	The precious metals component of the Bloomberg Commodity Index performed better, with a positive return of 3.0% during the Reporting Period.

∎	Precious metals benefited from a flight to safety by investors in the wake of the U.S. banking scare.

∎	However, price appreciation was capped by higher interest rates and waning demand from central banks and exchange-traded funds.

∎	The livestock subsector of the Bloomberg Commodity Index was strongest, generating a return of 5.0% during the Reporting Period.

∎	Livestock gained as the U.S. cattle herd dwindled in size.

∎	Elevated grain and oilseed prices contributed to higher production costs, and pastureland was hindered by a years-long drought across much of the U.S.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

2

FUND BASICS

Absolute Return Tracker Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	ICE BofAML Three-Month U.S. Treasury Bill Index[2]

Class A	6.58%	2.27%

Class C	6.16	2.27

Institutional	6.76	2.27

Investor	6.74	2.27

Class R6	6.77	2.27

Class R	6.47	2.27

Class P	6.76	2.27

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The ICE BofAML Three-Month U.S. Treasury Bill Index measures the performance of Treasury Bills with time to maturity of less than 3 months. The ICE BofAML Three-Month U.S. Treasury Bill Index, as reported by Bank of America Merrill Lynch, does not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/23 ±

Holding	% of Net Assets	Line of Business

iShares Core MSCI Emerging Markets ETF	9.2%	Exchange Traded Funds

iShares 5-10 Year Investment Grade Corporate Bond ETF	4.4	Exchange Traded Funds

SPDR Bloomberg Convertible Securities ETF	2.8	Exchange Traded Funds

SPDR Blackstone Senior Loan ETF	1.6	Exchange Traded Funds

Microsoft Corp.	1.0	Software

Alphabet, Inc.	0.8	Interactive Media & Services

Vanguard Real Estate ETF	0.5	Exchange Traded Funds

UnitedHealth Group, Inc.	0.4	Health Care Providers & Services

Berkshire Hathaway, Inc.	0.4	Financial Services

The Procter & Gamble Co.	0.3	Household Products

±	The top 10 holdings may not be representative of the Fund’s future investments. The Top 10 holdings exclude investments in money market funds.

3

FUND BASICS

FUND COMPOSITION *

* The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Certain of the Fund’s investments reflected in the table above may be held for the purpose of covering derivative positions as required under the Investment Company Act of 1940, as amended, or for satisfying certain margin requirements related to such positions. The graph does not depict the investment in the securities lending reinvestment vehicle. The investment in the securities lending reinvestment vehicle represented 0.6% of the Fund’s net assets as of June 30, 2023. The above graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

4

FUND BASICS

Commodity Strategy Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Bloomberg Commodity Total Return Index[2]

Class A	-10.58%	-7.79%

Class C	-10.95	-7.79

Institutional	-10.43	-7.79

Investor	-10.49	-7.79

Class R6	-10.50	-7.79

Class R	-10.70	-7.79

Class P	-10.50	-7.79

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

Bloomberg Commodity Total Return Index is composed of futures contracts and reflects the returns on a fully collateralized investment in the BCOM. This combines the returns of the BCOM with the returns on cash collateral invested in 13 week (3 Month) U.S. Treasury Bills.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

5

FUND BASICS

FUND COMPOSITION *

*

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets. Figures in the graph may not sum to 100% due to the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Consolidated Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 20.0%

Aerospace & Defense – 0.4%
2,586	Chemring Group PLC	$9,294
249	Dassault Aviation SA	49,887
16,354	General Dynamics Corp.	3,518,563
1,345	Huntington Ingalls Industries, Inc.	306,122
12,888	Leonardo SpA	146,342
5,726	QinetiQ Group PLC	25,809
70,207	Raytheon Technologies Corp.	6,877,478
105,405	Rolls-Royce Holdings PLC*	202,694
4,773	Senior PLC	10,632
4,945	Textron, Inc.	334,430
2,056	Thales SA	308,048
4,404	The Boeing Co.*	929,949

		12,719,248

Air Freight & Logistics – 0.2%
2,879	C.H. Robinson Worldwide, Inc.	271,634
11,438	Deutsche Post AG	558,886
2,898	Expeditors International of Washington, Inc.	351,035
2,406	FedEx Corp.	596,447
300	Nippon Express Holdings, Inc.	16,922
1,100	SG Holdings Co. Ltd.	15,691
37,095	United Parcel Service, Inc. Class B	6,649,279
1,002	Yamato Holdings Co. Ltd.	18,162

		8,478,056

Automobile Components – 0.0%
5,876	BorgWarner, Inc.	287,395
14,779	Cie Generale des Etablissements Michelin SCA	437,182
6,602	Forvia*	155,815
1,100	JTEKT Corp.	10,024
500	Stanley Electric Co. Ltd.	10,133
2,600	Sumitomo Electric Industries Ltd.	31,856
5,401	Valeo SA	116,064

		1,048,469

Automobiles – 0.2%
4,823	Bayerische Motoren Werke AG	593,263
43,943	Ford Motor Co.	664,858
92,321	General Motors Co.	3,559,898
5,141	Honda Motor Co. Ltd.	155,741
2,900	Isuzu Motors Ltd.	35,181
5,600	Mazda Motor Corp.	54,119
8,908	Mercedes-Benz Group AG	717,016
14,700	Mitsubishi Motors Corp.	51,402
24,800	Nissan Motor Co. Ltd.	101,782

Shares	Description	Value

Common Stocks – (continued)

Automobiles – (continued)
30,188	Stellantis NV	$530,729
2,900	Subaru Corp.	54,618

		6,518,607

Banks – 0.5%
139,424	Banco de Sabadell SA	160,749
170,971	Banco Santander SA	632,958
162,882	Barclays PLC	318,205
42,474	BPER Banca	129,138
91,936	CaixaBank SA	380,828
16,333	Citigroup, Inc.	751,971
9,666	Citizens Financial Group, Inc.	252,089
2,091	Close Brothers Group PLC	23,459
4,768	Comerica, Inc.	201,973
25,505	Credit Agricole SA	302,843
3,187	Erste Group Bank AG	111,793
25,404	Huntington Bancshares, Inc.	273,855
2,300	Iyogin Holdings, Inc.	12,930
78,775	JPMorgan Chase & Co.	11,457,036
22,551	KeyCorp	208,371
11,943	Mizuho Financial Group, Inc.	182,554
29,937	Standard Chartered PLC	260,454
14,598	Truist Financial Corp.	443,049
15,340	U.S. Bancorp	506,834
12,139	Virgin Money UK PLC	23,115
6,438	Zions Bancorp NA	172,925

		16,807,129

Beverages – 0.8%
8,735	Anheuser-Busch InBev SA	495,077
1,698	Asahi Group Holdings Ltd.	65,882
4,808	C&C Group PLC	7,657
8,865	Coca-Cola HBC AG*	264,442
660	Heineken Holding NV	57,435
6,416	Heineken NV	659,799
400	Ito En Ltd.	11,062
47,409	Keurig Dr Pepper, Inc.	1,482,479
5,251	Molson Coors Beverage Co. Class B	345,726
41,579	Monster Beverage Corp.*	2,388,298
54,684	PepsiCo, Inc.	10,128,570
3,847	Pernod Ricard SA	850,090
2,800	Suntory Beverage & Food Ltd.	101,505
161,128	The Coca-Cola Co.	9,703,128

		26,561,150

Biotechnology – 0.3%
11,129	AbbVie, Inc.	1,499,410
1,631	Biogen, Inc.*	464,590
10,554	Gilead Sciences, Inc.	813,397
4,551	Incyte Corp.*	283,300

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
7,126	Regeneron Pharmaceuticals, Inc.*	$5,120,316
2,165	Vertex Pharmaceuticals, Inc.*	761,885

		8,942,898

Broadline Retail – 0.0%
8,071	eBay, Inc.	360,693
13,000	Isetan Mitsukoshi Holdings Ltd.	132,160
1,818	J Front Retailing Co. Ltd.	17,437
2,527	Next PLC	221,583
6,068	Ollie’s Bargain Outlet Holdings, Inc.*	352,108
1,800	Pan Pacific International Holdings Corp.	32,237
10,300	Ryohin Keikaku Co. Ltd.	102,113
1,600	Takashimaya Co. Ltd.	22,366

		1,240,697

Building Products – 0.0%
10,120	Carrier Global Corp.	503,065
5,693	Cie de Saint-Gobain	346,626
3,145	Genuit Group PLC	11,723
4,893	Masco Corp.	280,760

		1,142,174

Capital Markets – 0.7%
8,118	3i Group PLC	201,220
1,328	Ameriprise Financial, Inc.	441,109
707	Amundi SA(a)	41,769
8,599	Azimut Holding SpA	185,546
1,164	BlackRock, Inc.	804,487
16,690	CME Group, Inc.	3,092,490
5,000	Daiwa Securities Group, Inc.	25,765
30,317	Deutsche Bank AG	318,716
11,727	Franklin Resources, Inc.	313,228
6,158	IG Group Holdings PLC	52,982
28,198	Intercontinental Exchange, Inc.	3,188,630
17,924	Invesco Ltd.	301,302
6,290	Investec PLC	35,212
900	JAFCO Group Co. Ltd.	11,553
7,927	Jupiter Fund Management PLC	10,855
40,870	KKR & Co., Inc.	2,288,720
1,324	Liontrust Asset Management PLC	12,039
32,583	Man Group PLC	90,486
11,607	Morgan Stanley	991,238
5,117	MSCI, Inc.	2,401,357
14,800	Nomura Holdings, Inc.	56,425
4,526	Northern Trust Corp.	335,558

Shares	Description	Value

Common Stocks – (continued)

Capital Markets – (continued)
3,947	Raymond James Financial, Inc.	$409,580
14,586	S&P Global, Inc.	5,847,382
5,827	State Street Corp.	426,420
3,246	T. Rowe Price Group, Inc.	363,617
11,073	The Bank of New York Mellon Corp.	492,970
14,428	The Charles Schwab Corp.	817,779
5,400	TP ICAP Group PLC	10,369

		23,568,804

Chemicals – 0.4%
1,651	Albemarle Corp.	368,322
930	Arkema SA	87,696
2,623	Celanese Corp.	303,743
4,734	CF Industries Holdings, Inc.	328,634
68,697	Dow, Inc.	3,658,802
5,277	Elementis PLC*	6,836
19,668	FMC Corp.	2,052,159
6,444	K&S AG	112,366
1,000	Kansai Paint Co. Ltd.	14,749
18,927	Linde PLC	7,212,701
400	Lintec Corp.	6,323
5,600	Mitsubishi Chemical Group Corp.	33,682
2,500	Mitsubishi Gas Chemical Co., Inc.	36,418
500	Nippon Sanso Holdings Corp.	10,863
600	Nitto Denko Corp.	44,535
4,298	OCI NV*	103,234
1,600	Resonac Holdings Corp.	25,994
3,149	RPM International, Inc.	282,560
1,212	Solvay SA	135,526
7,226	Synthomer PLC*	6,690
900	Teijin Ltd.	9,029
8,838	The Mosaic Co.	309,330
6,300	Toray Industries, Inc.	35,125
2,900	Zeon Corp.	28,118

		15,213,435

Commerical Services & Supplies – 0.3%
5,698	Cintas Corp.	2,832,362
1,673	Elis SA	32,545
8,229	Mitie Group PLC	10,085
4,900	Park24 Co. Ltd.*	66,602
22,366	Republic Services, Inc.	3,425,800
60,374	Serco Group PLC	119,383
4,400	Sohgo Security Services Co. Ltd.	24,915
2,092	Stericycle, Inc.*	97,152
13,235	Tetra Tech, Inc.	2,167,099
1,000	Toppan, Inc.	21,612

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Commerical Services & Supplies – (continued)
7,409	Waste Management, Inc.	$1,282,028

		10,079,583

Communications Equipment – 0.3%
165,122	Cisco Systems, Inc.	8,543,412
1,708	F5, Inc.*	249,812
69,736	Nokia Oyj	292,184
10,249	Spirent Communications PLC	21,295

		9,106,703

Construction & Engineering – 0.1%
6,638	ACS Actividades de Construccion y Servicios SA	233,418
7,387	Balfour Beatty PLC	31,972
500	COMSYS Holdings Corp.	9,903
1,000	Eiffage SA	104,409
1,600	JGC Holdings Corp.	20,804
11,200	Obayashi Corp.	96,861
2,052	Quanta Services, Inc.	403,115
2,100	Shimizu Corp.	13,296
11,934	Vinci SA	1,386,676

		2,300,454

Construction Materials – 0.1%
3,943	CRH PLC	218,104
8,543	Eagle Materials, Inc.	1,592,586
2,493	Heidelberg Materials AG	205,021
5,313	Ibstock PLC(a)	9,440
3,378	Marshalls PLC	10,322
1,206	Wienerberger AG	36,916

		2,072,389

Consumer Finance – 0.1%
5,410	American Express Co.	942,422
5,010	Capital One Financial Corp.	547,944
700	Credit Saison Co. Ltd.	10,765
4,123	Discover Financial Services	481,772
10,853	Synchrony Financial	368,134

		2,351,037

Consumer Staples Distribution & Retail – 0.4%
10,992	Carrefour SA	208,306
1,389	Casey’s General Stores, Inc.	338,749
14,050	Costco Wholesale Corp.	7,564,239
15,016	Dollar Tree, Inc.*	2,154,796
25,782	J Sainsbury PLC	88,135
3,440	Jeronimo Martins SGPS SA	94,767
11,251	Koninklijke Ahold Delhaize NV	383,581
1,331	Lawson, Inc.	59,016
26,656	Marks & Spencer Group PLC*	65,340
8,772	Seven & i Holdings Co. Ltd.	378,969
200	Sugi Holdings Co. Ltd.	8,936

Shares	Description	Value

Common Stocks – (continued)

Consumer Staples Distribution & Retail – (continued)
13,081	Sysco Corp.	$970,610
80,112	Tesco PLC	252,717
8,424	The Kroger Co.	395,928
800	Welcia Holdings Co. Ltd.	16,664
200	Yaoko Co. Ltd.	10,032

		12,990,785

Containers & Packaging – 0.0%
20,344	DS Smith PLC	70,398
9,357	International Paper Co.	297,646
1,936	Packaging Corp. of America	255,862
4,796	Sealed Air Corp.	191,840
3,607	Smurfit Kappa Group PLC	120,687
9,886	Westrock Co.	287,386

		1,223,819

Distributors – 0.0%
4,420	Inchcape PLC	43,743
5,393	LKQ Corp.	314,250
300	PALTAC Corp.	9,974
730	Pool Corp.	273,487

		641,454

Diversified REITs – 0.0%
8,187	Balanced Commercial Property Trust Ltd.	6,883
9,955	Land Securities Group PLC	72,790

		79,673

Diversified Telecommunication Services – 0.2%
319,216	AT&T, Inc.	5,091,495
34,554	Deutsche Telekom AG	753,917
1,800	Internet Initiative Japan, Inc.	33,930
100,669	Koninklijke KPN NV	359,386
14,094	Telefonica Deutschland Holding AG	39,668
63,899	Telefonica SA	259,427
30,603	Verizon Communications, Inc.	1,138,125

		7,675,948

Electric Utilities – 0.1%
2,000	Chubu Electric Power Co., Inc.	24,399
57,075	EDP - Energias de Portugal SA	278,964
6,962	Evergy, Inc.	406,720
24,400	Exelon Corp.	994,056
20,323	FirstEnergy Corp.	790,158
57,714	Iberdrola SA	753,676
5,996	NRG Energy, Inc.	224,190
602	Verbund AG	48,296
14,966	Xcel Energy, Inc.	930,436

		4,450,895

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – 0.2%
18,034	Eaton Corp. PLC	$3,626,637
12,457	Emerson Electric Co.	1,125,988
3,400	Fuji Electric Co. Ltd.	149,685
2,200	Fujikura Ltd.	18,472
8,074	Hubbell, Inc.	2,677,015
520	Nexans SA	45,095
3,926	Prysmian SpA	164,200
9,709	Siemens Energy AG*	171,673
2,893	Signify NV(a)	81,102

		8,059,867

Electronic Equipment, Instruments & Components – 0.1%
6,396	CDW Corp.	1,173,666
500	Dexerials Corp.	10,984
200	Horiba Ltd.	11,503
2,900	Omron Corp.	178,065
380	Renishaw PLC	18,831
1,672	Spectris PLC	76,394
3,636	TE Connectivity Ltd.	509,622
2,091	Teledyne Technologies, Inc.*	859,631
5,266	Trimble, Inc.*	278,782
4,044	Yokogawa Electric Corp.	74,859

		3,192,337

Energy Equipment & Services – 0.0%
14,253	Tenaris SA	213,211

Entertainment – 0.4%
5,810	Bollore SE	36,233
7,214	Electronic Arts, Inc.	935,656
3,617	Live Nation Entertainment, Inc.*	329,545
18,186	Netflix, Inc.*	8,010,751
2,000	Nexon Co. Ltd.	38,353
60,297	The Walt Disney Co.*	5,383,316
36,013	Warner Bros Discovery, Inc.*	451,603

		15,185,457

Financial Services – 1.3%
36,470	Apollo Global Management, Inc.	2,801,261
41,486	Berkshire Hathaway, Inc. Class B*	14,146,726
560	Eurazeo SE	39,427
823	EXOR NV	73,473
25,554	Mastercard, Inc. Class A	10,050,388
5,800	Mitsubishi HC Capital, Inc.	34,437
5,000	ORIX Corp.	91,181
5,695	OSB Group PLC	34,858
8,337	Paragon Banking Group PLC	56,222
63,369	PayPal Holdings, Inc.*	4,228,613
1,585	Plus500 Ltd.	29,490
49,907	Visa, Inc. Class A	11,851,914

Shares	Description	Value

Common Stocks – (continued)

Financial Services – (continued)
1,061	WAG Payment Solutions PLC*	$1,191
263	Wendel SE	27,012
9,361	WEX, Inc.*	1,704,357

		45,170,550

Food Products – 0.2%
6,806	Archer-Daniels-Midland Co.	514,261
200	Ariake Japan Co. Ltd.	7,373
7,495	Associated British Foods PLC	189,795
739	Bakkavor Group PLC(a)	892
23,808	Bunge Ltd.	2,246,285
2,202	Glanbia PLC	32,919
14,461	Ingredion, Inc.	1,532,143
3,868	JDE Peet’s NV	115,058
2,540	Kerry Group PLC Class A	247,912
1,600	Kewpie Corp.	26,158
800	Morinaga & Co. Ltd.	25,038
400	Nichirei Corp.	8,554
1,100	Nissin Foods Holdings Co. Ltd.	90,953
5,470	Premier Foods PLC	8,850
8,707	Tate & Lyle PLC	80,280
400	Toyo Suisan Kaisha Ltd.	18,045
6,139	Tyson Foods, Inc. Class A	313,335
337	Viscofan SA	23,293

		5,481,144

Gas Utilities – 0.0%
2,570	Atmos Energy Corp.	298,994
22,860	Italgas SpA	135,529
4,051	Naturgy Energy Group SA	120,762
4,900	Osaka Gas Co. Ltd.	75,106
793	Rubis SCA	19,265
23,880	Snam SpA	124,805
1,700	Tokyo Gas Co. Ltd.	37,090

		811,551

Ground Transportation – 0.2%
7,945	Firstgroup PLC	14,721
500	Kintetsu Group Holdings Co. Ltd.	17,316
11,256	Knight-Swift Transportation Holdings, Inc.	625,383
14,698	Mobico Group PLC	18,185
1,800	Nagoya Railroad Co. Ltd.	28,919
2,378	Redde Northgate PLC	11,325
4,800	Seibu Holdings, Inc.	49,447
500	Tobu Railway Co. Ltd.	13,407
25,796	Union Pacific Corp.	5,278,378

		6,057,081

Health Care Equipment & Supplies – 0.8%
20,083	Abbott Laboratories	2,189,449

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – (continued)
12,869	Becton Dickinson & Co.	$3,397,545
884	BioMerieux	92,818
69,096	Boston Scientific Corp.*	3,737,403
1,122	Carl Zeiss Meditec AG	121,338
34,222	ConvaTec Group PLC(a)	89,253
15,680	DENTSPLY SIRONA, Inc.	627,514
4,068	EssilorLuxottica SA	767,103
41,448	Hologic, Inc.*	3,356,044
6,162	Insulet Corp.*	1,776,751
2,302	Masimo Corp.*	378,794
54,311	Medtronic PLC	4,784,799
1,200	Menicon Co. Ltd.	21,054
3,204	ResMed, Inc.	700,074
7,628	Siemens Healthineers AG(a)	432,320
11,498	STERIS PLC	2,586,820
12,829	Stryker Corp.	3,914,000
1,572	The Cooper Cos., Inc.	602,752
2,735	Zimmer Biomet Holdings, Inc.	398,216

		29,974,047

Health Care Providers & Services – 0.9%
500	Alfresa Holdings Corp.	7,479
2,498	AmerisourceBergen Corp.	480,690
4,450	Cardinal Health, Inc.	420,836
7,657	Centene Corp.*	516,465
2,937	Cigna Group	824,122
11,779	CVS Health Corp.	814,282
2,621	DaVita, Inc.*	263,332
12,842	Elevance Health, Inc.	5,705,572
2,563	Fresenius Medical Care AG & Co. KGaA	122,489
6,405	Fresenius SE & Co. KGaA	177,654
800	H.U. Group Holdings, Inc.	15,298
14,412	HCA Healthcare, Inc.	4,373,754
3,670	Henry Schein, Inc.*	297,637
1,297	Humana, Inc.	579,928
1,674	Laboratory Corp. of America Holdings	403,986
1,476	McKesson Corp.	630,710
500	Medipal Holdings Corp.	8,176
1,212	Molina Healthcare, Inc.*	365,103
2,483	Quest Diagnostics, Inc.	349,010
800	Ship Healthcare Holdings, Inc.	13,235
2,760	Spire Healthcare Group PLC(a)	7,449
30,928	UnitedHealth Group, Inc.	14,865,234
1,794	Universal Health Services, Inc. Class B	283,039

		31,525,480

Health Care REITs – 0.0%
61,822	Assura PLC	35,645
11,703	Healthpeak Properties, Inc.	235,230

Shares	Description	Value

Common Stocks – (continued)

Health Care REITs – (continued)
30,794	Primary Health Properties PLC	$37,329
6,428	Ventas, Inc.	303,852

		612,056

Hotel & Resort REITs – 0.0%
17,562	Host Hotels & Resorts, Inc.	295,568

Hotels, Restaurants & Leisure – 0.5%
4,053	Accor SA	150,818
295	Booking Holdings, Inc.*	796,597
6,364	Caesars Entertainment, Inc.*	324,373
2,465	Choice Hotels International, Inc.	289,687
1,855	Domino’s Pizza, Inc.	625,116
8,180	Entain PLC	132,269
3,330	Expedia Group, Inc.*	364,269
6,645	Hilton Worldwide Holdings, Inc.	967,180
2,422	J D Wetherspoon PLC*	20,686
1,391	La Francaise des Jeux SAEM(a)	54,748
16,736	Las Vegas Sands Corp.*	970,688
2,839	Marriott International, Inc. Class A	521,496
20,016	McDonald’s Corp.	5,972,974
7,824	MGM Resorts International	343,630
1,969	Playtech PLC*	14,754
4,070	Royal Caribbean Cruises Ltd.*	422,222
1,200	Skylark Holdings Co. Ltd.*	15,007
2,373	Sodexo SA	261,308
5,072	SSP Group PLC*	16,155
38,184	Starbucks Corp.	3,782,507
16,326	The Wendy’s Co.	355,090
7,942	TUI AG*	56,342
6,788	Yum! Brands, Inc.	940,477

		17,398,393

Household Durables – 0.2%
50,907	Barratt Developments PLC	267,553
1,544	Bellway PLC	39,040
3,694	Berkeley Group Holdings PLC	184,145
4,177	Crest Nicholson Holdings PLC	10,021
4,223	D.R. Horton, Inc.	513,897
22,976	Lennar Corp. Class A	2,879,123
2,197	Mohawk Industries, Inc.*	226,642
55	NVR, Inc.*	349,284
7,100	Panasonic Holdings Corp.	87,060
11,198	Persimmon PLC	145,907
4,661	PulteGroup, Inc.	362,066
1,800	Rinnai Corp.	39,268
307	SEB SA	31,748

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Household Durables – (continued)
1,100	Sekisui Chemical Co. Ltd.	$15,892
3,100	Sony Group Corp.	279,838
1,100	Sumitomo Forestry Co. Ltd.	26,718
68,004	Taylor Wimpey PLC	88,840
1,655	Whirlpool Corp.	246,247

		5,793,289

Household Products – 0.3%
1,000	Lion Corp.	9,324
81,103	The Procter & Gamble Co.	12,306,569

		12,315,893

Independent Power and Renewable Electricity Producers – 0.0%
8,195	Drax Group PLC	60,364
900	Electric Power Development Co. Ltd.	13,248

		73,612

Industrial Conglomerates – 0.3%
2,869	DCC PLC	160,496
50,141	General Electric Co.	5,507,989
2,700	Hitachi Ltd.	167,877
8,820	Honeywell International, Inc.	1,830,150
6,695	Siemens AG	1,116,063
6,360	Smiths Group PLC	133,062

		8,915,637

Industrial REITs – 0.0%
36,608	Tritax Big Box REIT PLC	58,262
6,443	Urban Logistics REIT PLC	9,165
11,738	Warehouse Reit PLC	11,836

		79,263

Insurance – 0.5%
6,858	Aflac, Inc.	478,688
5,113	Ageas SA	207,277
9,140	American International Group, Inc.	525,916
11,784	Aon PLC Class A	4,067,837
4,848	Arch Capital Group Ltd.*	362,873
2,660	ASR Nederland NV	119,975
43,870	Assicurazioni Generali SpA	892,139
1,500	Assurant, Inc.	188,580
60,538	Aviva PLC	304,582
20,686	AXA SA	611,299
3,549	Chubb Ltd.	683,395
5,300	Dai-ichi Life Holdings, Inc.	100,805
708	Everest Re Group Ltd.	242,037
23,117	First American Financial Corp.	1,318,131
2,170	Globe Life, Inc.	237,875
5,003	Hiscox Ltd.	69,362
11,592	Japan Post Holdings Co. Ltd.	83,315

Shares	Description	Value

Common Stocks – (continued)

Insurance – (continued)
1,088	Japan Post Insurance Co. Ltd.	$16,351
7,485	Just Group PLC	7,396
205,871	Legal & General Group PLC	596,058
4,920	Loews Corp.	292,150
9,177	MetLife, Inc.	518,776
11,747	Poste Italiane SpA(a)	127,254
4,763	Principal Financial Group, Inc.	361,226
470	Talanx AG	26,983
4,941	The Hartford Financial Services Group, Inc.	355,851
25,519	The Progressive Corp.	3,377,950
2,611	The Travelers Cos., Inc.	453,426
36,650	W.R. Berkley Corp.	2,182,874

		18,810,381

Interactive Media & Services – 0.8%
249,844	Alphabet, Inc. Class A*	29,906,327
10,682	Moneysupermarket.com Group PLC	36,737

		29,943,064

IT Services – 0.3%
24,018	Accenture PLC Class A	7,411,474
3,600	Akamai Technologies, Inc.*	323,532
492	Alten SA*	77,590
3,272	Amdocs Ltd.	323,437
2,045	Capgemini SE	387,206
7,346	Cognizant Technology Solutions Corp. Class A	479,547
615	Computacenter PLC	17,847
11,125	DXC Technology Co.*	297,260
1,282	EPAM Systems, Inc.*	288,130
16,600	Finablr PLC*(a)(b)	—
2,200	Fujitsu Ltd.	284,862
1,052	Gartner, Inc.*	368,526
7,289	International Business Machines Corp.	975,341
1,197	Kainos Group PLC	18,789
854	NEC Corp.	41,430
1,900	NET One Systems Co. Ltd.	41,740
427	Reply SpA	48,547
600	SCSK Corp.	9,442
178	Sopra Steria Group SACA	35,537

		11,430,237

Leisure Products – 0.0%
300	Sankyo Co. Ltd.	12,134
1,500	Sega Sammy Holdings, Inc.	32,134
300	Shimano, Inc.	50,222

		94,490

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Life Sciences Tools & Services – 0.7%
4,271	Bio-Rad Laboratories, Inc. Class A*	$1,619,222
5,399	Bruker Corp.	399,094
1,294	Charles River Laboratories International, Inc.*	272,063
28,238	Danaher Corp.	6,777,120
6,508	Eurofins Scientific SE	413,569
11,812	Illumina, Inc.*	2,214,632
2,304	IQVIA Holdings, Inc.*	517,870
2,625	Mettler-Toledo International, Inc.*	3,443,055
12,933	QIAGEN NV*	581,773
2,366	Revvity, Inc.	281,057
16,701	Thermo Fisher Scientific, Inc.	8,713,747

		25,233,202

Machinery – 0.3%
6,225	Alstom SA	185,821
3,735	Bodycote PLC	30,406
15,267	CNH Industrial NV	220,190
1,816	Cummins, Inc.	445,211
900	DMG Mori Co. Ltd.	15,646
2,593	Donaldson Co., Inc.	162,088
6,895	Dover Corp.	1,018,047
4,247	Flowserve Corp.	157,776
33,829	Fortive Corp.	2,529,394
3,145	GEA Group AG	131,669
3,119	IMI PLC	65,063
17,271	Ingersoll Rand, Inc.	1,128,833
1,573	Interpump Group SpA	87,486
1,100	NGK Insulators Ltd.	13,142
2,200	NSK Ltd.	14,081
7,200	NTN Corp.	15,251
41,791	PACCAR, Inc.	3,495,817
1,429	Parker-Hannifin Corp.	557,367
1,023	Snap-on, Inc.	294,818
700	THK Co. Ltd.	14,408
1,563	Vesuvius PLC	7,918
3,327	Westinghouse Air Brake Technologies Corp.	364,872

		10,955,304

Marine Transportation – 0.0%
2,400	Kawasaki Kisen Kaisha Ltd.	58,848
3,300	Mitsui OSK Lines Ltd.	79,395
4,200	Nippon Yusen KK	93,276

		231,519

Media – 0.3%
6,443	Ascential PLC*	18,116
1,564	Charter Communications, Inc. Class A*	574,567
167,164	Comcast Corp. Class A	6,945,664
32,206	Fox Corp. Class A	1,095,004

Shares	Description	Value

Common Stocks – (continued)

Media – (continued)
2,102	Future PLC	$18,005
800	Hakuhodo DY Holdings, Inc.	8,445
17,114	Informa PLC	158,016
54,625	ITV PLC	47,486
14,184	News Corp. Class A	276,588
1,000	Nippon Television Holdings, Inc.	9,526
18,633	Omnicom Group, Inc.	1,772,930
13,827	Paramount Global Class B	219,988
8,527	Publicis Groupe SA	684,345
600	TBS Holdings, Inc.	10,947
11,654	Vivendi SE	106,989
13,706	WPP PLC	143,663

		12,090,279

Metals & Mining – 0.3%
10,380	ArcelorMittal SA	283,209
300	Dowa Holdings Co. Ltd.	9,526
7,048	Evraz PLC*(b)	—
85,977	Freeport-McMoRan, Inc.	3,439,080
90,773	Glencore PLC	514,672
5,400	JFE Holdings, Inc.	77,201
5,800	Kobe Steel Ltd.	53,424
500	Mitsui Mining & Smelting Co. Ltd.	11,544
68,167	Newmont Corp.	2,908,004
6,200	Nippon Steel Corp.	129,762
3,426	Nucor Corp.	561,795
5,843	Rio Tinto PLC	371,321
3,568	Steel Dynamics, Inc.	388,662
15,780	thyssenkrupp AG	123,596
200	Yamato Kogyo Co. Ltd.	8,546

		8,880,342

Multi-Utilities – 0.1%
48,170	A2A SpA	88,126
8,161	Ameren Corp.	666,509
98,354	Centrica PLC	155,079
4,180	Consolidated Edison, Inc.	377,872
2,935	DTE Energy Co.	322,909
28,261	E.ON SE	361,017
12,442	Hera SpA	37,028
27,905	National Grid PLC	369,975
611	Telecom Plus PLC	13,114
13,584	Veolia Environnement SA	430,007

		2,821,636

Office REITs – 0.0%
2,789	Alexandria Real Estate Equities, Inc.	316,524
5,399	Boston Properties, Inc.	310,928

		627,452

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 0.3%
7,057	Apa Corp.	$241,138
82,812	BP PLC	482,163
11,324	Chevron Corp.	1,781,831
9,292	ConocoPhillips	962,744
12,537	Coterra Energy, Inc.	317,186
32,714	Eni SpA	470,963
7,911	EQT Corp.	325,379
22,740	Exxon Mobil Corp.	2,438,865
13,184	Galp Energia SGPS SA	154,067
21,540	Harbour Energy PLC	62,613
8,600	Inpex Corp.	94,484
12,852	Marathon Oil Corp.	295,853
4,896	Marathon Petroleum Corp.	570,874
8,923	Occidental Petroleum Corp.	524,672
1,916	OMV AG	81,358
5,344	Phillips 66	509,711
20,149	Repsol SA	293,047
16,530	Shell PLC	493,117
21,149	TotalEnergies SE	1,214,050
44,756	Tullow Oil PLC*	16,052
4,487	Valero Energy Corp.	526,325

		11,856,492

Paper & Forest Products – 0.0%
17,318	Mondi PLC	264,210

Passenger Airlines – 0.1%
68,558	Air France-KLM*	129,169
2,800	ANA Holdings, Inc.*	66,697
73,050	Delta Air Lines, Inc.*	3,472,797
18,462	Deutsche Lufthansa AG*	189,301
4,000	Japan Airlines Co. Ltd.	86,734
7,061	United Airlines Holdings, Inc.*	387,437

		4,332,135

Personal Products – 0.1%
27,235	Coty, Inc. Class A*	334,718
66,195	Haleon PLC	271,695
900	Kobayashi Pharmaceutical Co. Ltd.	48,937
4,375	PZ Cussons PLC	9,006
15,358	The Estee Lauder Cos., Inc. Class A	3,016,004

		3,680,360

Pharmaceuticals – 0.9%
5,800	Astellas Pharma, Inc.	86,376
2,602	AstraZeneca PLC	373,008
91,953	Bristol-Myers Squibb Co.	5,880,394
5,684	Catalent, Inc.*	246,458
23,428	Eli Lilly & Co.	10,987,263
1,912	Hikma Pharmaceuticals PLC	46,012
307	Ipsen SA	36,956
17,247	Jazz Pharmaceuticals PLC*	2,138,111

Shares	Description	Value

Common Stocks – (continued)

Pharmaceuticals – (continued)
69,632	Merck & Co., Inc.	$8,034,837
1,689	Merck KGaA	279,580
1,100	Nippon Shinyaku Co. Ltd.	45,005
1,700	Ono Pharmaceutical Co. Ltd.	30,674
1,501	Otsuka Holdings Co. Ltd.	55,059
42,702	Perrigo Co. PLC	1,449,733
38,732	Pfizer, Inc.	1,420,690
2,038	Recordati Industria Chimica e Farmaceutica SpA	97,361
8,368	Sanofi	900,863
5,500	Santen Pharmaceutical Co. Ltd.	46,845
1,300	Shionogi & Co. Ltd.	54,833
4,943	Takeda Pharmaceutical Co. Ltd.	155,322
3,600	UCB SA	319,170
33,881	Viatris, Inc.	338,132

		33,022,682

Professional Services – 0.3%
1,493	Arcadis NV	62,444
6,709	Automatic Data Processing, Inc.	1,474,571
11,222	Broadridge Financial Solutions, Inc.	1,858,700
41,435	Genpact Ltd.	1,556,713
21,842	Hays PLC	28,365
3,752	Leidos Holdings, Inc.	331,977
1,300	Outsourcing, Inc.	12,404
29,634	Paychex, Inc.	3,315,155
3,200	Persol Holdings Co. Ltd.	57,913
3,733	Robert Half International, Inc.	280,796
1,554	SThree PLC	6,740
1,700	TechnoPro Holdings, Inc.	36,982
1,085	Teleperformance	182,013

		9,204,773

Real Estate Management & Development – 0.0%
4,948	CBRE Group, Inc. Class A*	399,353
300	Daito Trust Construction Co. Ltd.	30,392
6,842	IWG PLC*	11,999
1,276	Savills PLC	13,792
9,390	Sirius Real Estate Ltd.	10,178
2,900	Tokyu Fudosan Holdings Corp.	16,622

		482,336

Residential REITs – 0.0%
2,526	Camden Property Trust	275,006
9,645	Equity Residential	636,281

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Shares	Description	Value

Common Stocks – (continued)

Residential REITs – (continued)
1,221	Essex Property Trust, Inc.	$286,080

		1,197,367

Retail REITs – 0.0%
49,128	Hammerson PLC	15,536
14,568	Kimco Realty Corp.	287,281
4,916	Klepierre SA	122,134
5,805	NNN REIT, Inc.	248,396
3,787	Regency Centers Corp.	233,923
3,691	Spirit Realty Capital, Inc.	145,351

		1,052,621

Semiconductors & Semiconductor Equipment – 0.9%
3,663	AIXTRON SE	124,387
35,719	Analog Devices, Inc.	6,958,418
6,403	Applied Materials, Inc.	925,490
13,796	Infineon Technologies AG	568,150
1,298	KLA Corp.	629,556
1,142	Lam Research Corp.	734,146
6,323	Microchip Technology, Inc.	566,477
58,081	Micron Technology, Inc.	3,665,492
2,883	NXP Semiconductors NV	590,092
5,151	ON Semiconductor Corp.*	487,182
3,121	Qorvo, Inc.*	318,436
50,533	QUALCOMM, Inc.	6,015,448
9,750	Renesas Electronics Corp.*	184,005
566	SCREEN Holdings Co. Ltd.	64,467
1,000	Shinko Electric Industries Co. Ltd.	41,119
3,278	Skyworks Solutions, Inc.	362,842
20,500	STMicroelectronics NV	1,022,616
23,836	Sumco Corp.	338,166
45,880	Texas Instruments, Inc.	8,259,318

		31,855,807

Software – 2.0%
20,559	Adobe, Inc.*	10,053,145
2,414	ANSYS, Inc.*	797,272
7,143	Autodesk, Inc.*	1,461,529
10,719	Darktrace PLC*	41,944
86,701	Dropbox, Inc. Class A*	2,312,316
17,046	Gen Digital, Inc.	316,203
13,779	Intuit, Inc.	6,313,400
104,181	Microsoft Corp.	35,477,798
59,026	Oracle Corp.	7,029,406
5,743	PTC, Inc.*	817,229
17,412	Salesforce, Inc.*	3,678,459
8,298	SAP SE	1,133,569
4,962	Workday, Inc. Class A*	1,120,866

		70,553,136

Specialized REITs – 0.2%
20,286	American Tower Corp.	3,934,267
3,953	Equinix, Inc.	3,098,915
4,508	Safestore Holdings PLC	48,795

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)
12,419	VICI Properties, Inc.	$390,329
11,292	Weyerhaeuser Co.	378,395

		7,850,701

Specialty Retail – 0.7%
433	AutoZone, Inc.*	1,079,625
6,165	Bath & Body Works, Inc.	231,188
16,152	Burlington Stores, Inc.*	2,542,163
4,165	CarMax, Inc.*	348,610
23,649	Industria de Diseno Textil SA	917,293
43,152	JD Sports Fashion PLC	80,159
33,227	Kingfisher PLC	97,928
4,432	Lowe’s Cos., Inc.	1,000,302
4,316	Pets at Home Group PLC	20,643
204	Shimamura Co. Ltd.	19,289
30,345	The Home Depot, Inc.	9,426,371
51,726	The TJX Cos., Inc.	4,385,848
3,735	Tractor Supply Co.	825,808
5,622	Ulta Beauty, Inc.*	2,645,685
3,217	Watches of Switzerland Group PLC*(a)	24,943
1,115	WH Smith PLC	21,984
5,400	Yamada Holdings Co. Ltd.	15,896
5,347	Zalando SE*(a)	154,203

		23,837,938

Technology Hardware, Storage & Peripherals – 0.1%
4,800	FUJIFILM Holdings Corp.	285,999
21,393	Hewlett Packard Enterprise Co.	359,402
12,470	HP, Inc.	382,954
4,200	Konica Minolta, Inc.	14,585
29,198	NetApp, Inc.	2,230,727
2,904	Ricoh Co. Ltd.	24,748

		3,298,415

Textiles, Apparel & Luxury Goods – 0.3%
4,245	Carter’s, Inc.	308,187
15,258	Coats Group PLC	13,487
2,116	HUGO BOSS AG	165,389
1,798	Kering SA	992,854
7,622	Lululemon Athletica, Inc.*	2,884,927
44,021	NIKE, Inc. Class B	4,858,598
2,283	Puma SE	137,574
5,426	Tapestry, Inc.	232,233

		9,593,249

Trading Companies & Distributors – 0.1%
2,241	Brenntag SE	174,839
3,213	Bunzl PLC	122,441
34,187	Fastenal Co.	2,016,691
12,969	Howden Joinery Group PLC	105,961
3,447	ITOCHU Corp.	136,920
7,432	Marubeni Corp.	126,671

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Trading Companies & Distributors – (continued)
5,135	Mitsubishi Corp.	$248,261
5,081	Mitsui & Co. Ltd.	192,305
5,604	Rexel SA	138,497
9,548	RS Group PLC	92,386
1,800	Sojitz Corp.	39,835
4,700	Sumitomo Corp.	99,710
700	Toyota Tsusho Corp.	34,983
3,373	Travis Perkins PLC	34,934

		3,564,434

Transportation Infrastructure – 0.0%
900	Mitsubishi Logistics Corp.	22,241

Wireless Telecommunication Services – 0.2%
15,107	Airtel Africa PLC(a)	20,682
1,569	Freenet AG	39,402
3,900	KDDI Corp.	120,444
6,200	SoftBank Group Corp.	292,390
34,967	T-Mobile US, Inc.*	4,856,916
286,602	Vodafone Group PLC	270,217

		5,600,051

TOTAL COMMON STOCKS (Cost $616,077,634)		$708,754,697

Shares	Dividend Rate	Value

Preferred Stocks – 0.0%

Auto Manufacturers – 0.0%
Volkswagen AG
3,609	22.618%	$485,312

(Cost $484,089)

Shares	Description	Value

Exchange Traded Funds – 18.9%
532,373	Invesco Senior Loan ETF(c)	$11,201,128
3,076,105	iShares 5-10 Year Investment Grade Corporate Bond ETF(c)	155,558,630
6,600,527	iShares Core MSCI Emerging Markets ETF	325,339,975
1,380,814	SPDR Blackstone Senior Loan ETF(c)	57,814,682

Shares	Description	Value

Exchange Traded Funds – (continued)
1,418,322	SPDR Bloomberg Convertible Securities ETF(c)	$99,211,624
138,257	Vaneck Fallen Angel High Yield Bond ETF	3,839,397
223,600	Vanguard Real Estate ETF(c)	18,684,016

TOTAL EXCHANGE TRADED FUNDS (Cost $666,039,490)		$671,649,452

Shares	Dividend Rate	Value

Investment Company(d) – 55.3%
Goldman Sachs Financial Square Government Fund - Institutional Shares
1,961,898,166	5.022%	$1,961,898,166

(Cost $1,961,898,166)

Securities Lending Reinvestment Vehicle(d) – 0.6%
Goldman Sachs Financial Square Government Fund - Institutional Shares
20,642,928	5.022%	$20,642,928

(Cost $20,642,928)

TOTAL INVESTMENTS – 94.8% (Cost $3,265,142,307)		$3,363,430,555

OTHER ASSETS IN EXCESS OF LIABILITIES – 5.2%		185,591,509

NET ASSETS – 100.0%		$3,549,022,064

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated Issuer.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

JPMorgan Securities, Inc.	CHF	3,140,000	USD	3,497,290	09/20/23	$41,154
	MXN	92,970,000	USD	5,250,751	09/20/23	97,270
	PHP	270,660,000	USD	4,879,834	09/20/23	6,578
	PLN	19,650,000	USD	4,671,875	09/20/23	141,667
	USD	9,885,652	AUD	14,780,000	09/20/23	17,414
	USD	5,549,612	ILS	20,120,000	09/20/23	104,689
	USD	20,401,852	JPY	2,807,550,000	09/20/23	695,776
	USD	4,395,061	KRW	5,704,570,000	09/20/23	46,547
	USD	11,129,758	TWD	339,380,000	09/20/23	204,923

TOTAL						$1,356,018

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

JPMorgan Securities, Inc.	CAD	19,330,000	USD	14,699,097	09/20/23	$(89,070)
	IDR	90,126,650,000	USD	6,049,593	09/20/23	(65,220)
	INR	290,110,000	USD	3,527,894	09/20/23	(2,649)
	USD	8,064,841	CAD	10,750,000	09/20/23	(60,238)
	USD	38,223,335	EUR	35,500,000	09/20/23	(672,244)
	USD	7,150,908	GBP	5,730,000	09/20/23	(127,647)
	USD	5,636,661	NOK	61,920,000	09/20/23	(148,453)
	USD	7,508,646	NZD	12,410,000	09/20/23	(104,760)
	USD	4,803,972	PHP	270,420,000	09/20/23	(78,108)
	USD	4,299,279	SEK	46,560,000	09/20/23	(34,605)
	USD	5,013,397	ZAR	96,680,000	09/20/23	(81,119)

TOTAL						$(1,464,113)

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
IBEX 35 Index	93	07/21/23	$9,691,496	$163,310
10 Year U.K. Long Gilt	124	09/27/23	15,007,836	18,552
30 Year German Euro-Buxl	24	09/07/23	3,655,958	(3,857)
5 Year German Euro-Btp	128	09/07/23	16,217,507	98,259
Australian 10 Year Government Bonds	282	09/15/23	21,823,474	(180,696)
CAC40 Index	117	07/21/23	9,461,018	92,878
Canada 10 Year Government Bonds	40	09/20/23	3,699,717	15,172
Cattle Feeder	26	08/31/23	3,218,475	253,226
Corn	100	09/14/23	2,442,500	(472,779)
DAX Index	32	09/15/23	14,204,810	(154,411)
E-Mini Russell 2000 Index	76	09/15/23	7,234,060	36,547
Euro Stoxx 50 Index	2,999	09/15/23	144,874,010	805,155
French 10 Year Government Bonds	47	09/07/23	6,585,176	(4,034)
FTSE 100 Index	528	09/15/23	50,570,255	(555,743)
FTSE/JSE Top 40 Index	6	09/21/23	226,426	(3,472)

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
FTSE/MIB Index	58	09/15/23	$8,975,417	$138,378
Gasoline RBOB	17	07/31/23	1,817,059	33,459
Japan 10 Year Government Bond	25	09/12/23	25,737,205	64,384
Lead	22	07/17/23	1,155,825	31,337
Lead	29	08/14/23	1,523,587	(38,798)
Live Cattle	75	08/31/23	5,315,250	505,898
Nasdaq 100 E-Mini Index	155	09/15/23	47,544,700	1,023,311
Nickel	13	07/17/23	1,590,732	(72,814)
Nickel	4	08/14/23	490,728	(59,868)
Omxs30 Index	389	07/21/23	8,354,122	(52,380)
Primary Aluminum	43	07/17/23	2,280,075	(82,262)
S&P 500 E-Mini Index	457	09/15/23	102,556,512	2,158,542
S&P Mid 400 Emini	23	09/15/23	6,081,430	134,695
Soybean	75	11/14/23	5,037,187	77,182
Sugar 11	71	09/29/23	1,812,261	(156,923)
Topix Index	237	09/07/23	37,579,680	1,000,646
Zinc	40	07/17/23	2,386,250	(17,123)

Total				$4,795,771

Short position contracts:
10 Year U.S. Treasury Notes	(505)	09/20/23	(56,694,141)	578,947
2 Year Euro-Schatz	(169)	09/07/23	(19,335,688)	101,409
2 Year U.S. Treasury Notes	(97)	09/29/23	(19,724,344)	208,057
20 Year U.S. Treasury Bonds	(9)	09/20/23	(1,142,156)	3,874
3 Month SOFR	(299)	03/19/24	(70,743,400)	470,917
3 Month SOFR	(304)	12/19/23	(71,896,000)	300,672
3 Month SOFR	(280)	06/18/24	(66,419,500)	540,413
3 Month SOFR	(205)	06/17/25	(49,307,625)	219,948
3 Month SOFR	(247)	12/17/24	(59,051,525)	415,609
3 Month SOFR	(229)	03/18/25	(54,945,688)	303,615
3 Month SOFR	(268)	09/17/24	(63,810,800)	526,566
3 Month SOFR	(170)	09/16/25	(40,953,000)	155,965
3M EuriBor	(278)	09/18/23	(72,873,141)	46,197
3M SARON	(60)	12/19/23	(16,443,774)	(28,075)
3M SARON	(87)	03/19/24	(23,810,667)	(7,655)
3M SARON	(98)	06/18/24	(26,804,788)	14,620
5 Year German Euro-Bobl	(82)	09/07/23	(10,353,549)	61,678
5 Year German Euro-Bund	(188)	09/07/23	(27,436,181)	38,723
5 Year U.S. Treasury Notes	(140)	09/29/23	(14,993,125)	189,239
ASX 90 Day Bank Accepted Bills	(249)	09/07/23	(164,019,102)	124,456
ASX 90 Day Bank Accepted Bills	(208)	12/07/23	(136,965,188)	153,266
ASX 90 Day Bank Accepted Bills	(193)	03/07/24	(127,090,988)	154,923
Bank Accept Index	(177)	09/18/23	(31,558,709)	161,949
Bank Accept Index	(122)	12/18/23	(21,748,877)	135,262
Bank Accept Index	(91)	03/18/24	(16,239,696)	175,166
Brent Crude	(69)	07/31/23	(5,203,290)	46,511
CBOE Volatility Index	(116)	07/19/23	(1,741,276)	863,646
CBOE Volatility Index	(113)	08/16/23	(1,853,234)	697,592
CBOE Volatility Index	(145)	09/20/23	(2,552,450)	201,779
Coffee	(23)	09/19/23	(1,371,375)	32,629
Copper	(15)	09/27/23	(1,409,813)	1,146

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Cotton No.2	(15)	12/06/23	$(602,775)	$(22,622)
Eurodollars	(274)	12/18/23	(71,764,809)	155,404
Eurodollars	(268)	03/18/24	(70,215,250)	230,460
Eurodollars	(259)	09/16/24	(68,083,372)	279,789
Eurodollars	(265)	06/17/24	(69,526,853)	278,212
Eurodollars	(245)	12/16/24	(64,536,862)	224,814
Eurodollars	(216)	03/17/25	(56,992,084)	156,742
Eurodollars	(171)	06/16/25	(45,181,709)	96,286
Gasoil	(28)	08/10/23	(1,967,000)	(8,884)
Gold 100 Oz	(10)	08/29/23	(1,929,400)	(6,801)
Hang Seng Index	(15)	07/28/23	(1,800,057)	16,720
HSCEI	(26)	07/28/23	(1,053,969)	15,718
Ice 3M Sonia Index	(72)	06/18/24	(21,435,810)	333,238
Ice 3M Sonia Index	(110)	12/19/23	(32,846,945)	294,275
Ice 3M Sonia Index	(90)	03/19/24	(26,793,334)	343,939
Ice 3M Sonia Index	(67)	12/17/24	(20,018,475)	316,638
Ice 3M Sonia Index	(66)	09/17/24	(19,675,687)	325,650
Ice 3M Sonia Index	(81)	03/18/25	(24,263,162)	334,995
Ice 3M Sonia Index	(88)	06/17/25	(26,421,447)	311,961
Ice 3M Sonia Index	(89)	09/16/25	(26,779,618)	284,195
Lead	(22)	07/17/23	(1,155,825)	(30,744)
Lead	(28)	08/14/23	(1,471,050)	(40,709)
Lean Hogs	(17)	08/14/23	(629,680)	(64,655)
Natural Gas	(83)	07/27/23	(2,322,340)	(304,501)
Nickel	(13)	07/17/23	(1,590,732)	66,614
Nickel	(14)	08/14/23	(1,717,548)	78,155
NY Harbor ULSD	(18)	07/31/23	(1,850,386)	(35,808)
Primary Aluminum	(43)	07/17/23	(2,280,075)	189,183
Primary Aluminum	(52)	08/14/23	(2,775,175)	77,773
S&P Toronto Stock Exchange 60 Index	(14)	09/14/23	(2,575,641)	(46,727)
Silver	(7)	09/27/23	(805,700)	1,341
Wheat	(34)	09/14/23	(1,106,700)	(39,637)
WTI Crude	(89)	07/20/23	(6,286,960)	82,536
Zinc	(40)	07/17/23	(2,386,250)	299,877
Zinc	(33)	08/14/23	(1,971,131)	8,231

Total				$11,090,702

TOTAL FUTURES CONTRACTS				$15,886,473

SWAP CONTRACTS — At June 30, 2023, the Fund had the following swap contracts:

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at June 30, 2023(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

Protection Sold:
CDX.NA.HY Index 40	5.000%	4.287%	06/20/28		$21,450	$630,635	$160,167	$470,468
CDX.NA.IG Index 40	1.000	0.662	06/20/28		184,550	2,807,177	1,526,922	1,280,255
ICE CD ITXEB 39	1.000	0.737	06/20/28	EUR	172,450	2,289,199	999,839	1,289,360

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

CENTRALLY CLEARED CREDIT DEFAULT SWAP CONTRACTS (continued)

Referenced Obligation/Index	Financing Rate Received/(Paid) by the Fund(a)	Credit Spread at June 30, 2023(b)	Termination Date	Notional Amount (000s)		Value	Upfront Premiums (Received) Paid	Unrealized Appreciation/ (Depreciation)

ICE CD ITXEB 39	5.000%	3.995%	06/20/28	EUR	16,250	$732,208	$391,270	$340,938

TOTAL						$6,459,219	$3,078,198	$3,381,021

(a)	Payments made quarterly.
(b)

Credit spread on the referenced obligation, together with the term of the swap contract, are indicators of payment/performance risk. The likelihood of a credit event occurring which would require a fund or its counterparty to make a payment or otherwise be required to perform under the swap contract is generally greater as the credit spread and the term of the swap contract increase.

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date#	Notional Amount (000s)		Unrealized Application/ (Depreciation)*

Russel 1000 TR Index	1M SOFR+0.026%	BofA Securities LLC	02/02/24		$51,547	$(211,675)
TUKXG Index	1M SONIA+0.023	BofA Securities LLC	03/18/24	GBP	6,418	112,296
AMZX Index	1M SOFR+0.520	BofA Securities LLC	12/13/23		4	(6,827)
M1WO Index	1M SOFR-0.0185	BofA Securities LLC	02/12/24		7,671	7,647
MSCI World Daily Net RTN Index	1M SONIA-0.015	BofA Securities LLC	01/17/24		31,785	32,058
TUKXG Index	1M SONIA+0.020	BofA Securities LLC	06/11/24	GBP	3,289	57,507
BCOMRS Index	1M SOFR+0.010	JPMorgan Securities, Inc.	12/08/23		6,361	73,216
JPGSGLHN Index	1M SOFR-0.040	JPMorgan Securities, Inc.	11/22/23		33,951	(15,558)
JPGSGLMN Index	1M SOFR-0.0025	JPMorgan Securities, Inc.	05/22/24		16,023	(167,408)
JPGSGLTN Index	1M SOFR-0.070	JPMorgan Securities, Inc.	11/22/23		33,415	(393,868)
JPGSMARB Index	1M SOFR+0.780	JPMorgan Securities, Inc.	08/11/23		30,575	230,664
M1WO Index	1M SOFR-0.017	JPMorgan Securities, Inc.	02/28/24		130,408	130,703
M1WO Index	1M SOFR-0.015	JPMorgan Securities, Inc.	03/12/24		63,128	63,672
NDDUWI Index	1M SOFR-0.110	JPMorgan Securities, Inc.	09/13/23		10,445	10,652
NDUGWI Index	1M SOFR-0.140	JPMorgan Securities, Inc.	10/13/23		64,552	(28,760)
NDUGWI Index	1M SOFR+0.020	JPMorgan Securities, Inc.	12/12/23		17,928	(9,850)
SXXGT INDEX	1M EURO+0.160	JPMorgan Securities, Inc.	03/19/24	EUR	32,040	(121,295)

TOTAL						$(236,826)

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
CBOE Volatility Index	$25.00	07/19/2023	1,160	$2,900,000	$15,080	$305,041	$(289,961)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED INDEX OPTIONS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

CBOE Volatility Index	$25.00	08/16/2023	1,130	$2,825,000	$73,450	$300,444	$(226,994)
CBOE Volatility Index	21.00	09/20/2023	1,450	3,045,000	235,625	333,500	(97,875)

TOTAL			3,740	$8,770,000	$324,155	$938,985	$(614,830)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Puts
S&P 500 Index	$3,745.000	07/31/2023	3	$1,123,500	$ 540	$2,612	$ (2,072)
S&P 500 Index	3,850.000	07/31/2023	6	2,310,000	1,365	4,264	(2,899)
S&P 500 Index	3,935.000	07/31/2023	9	3,541,500	2,543	5,767	(3,224)
S&P 500 Index	3,990.000	07/31/2023	12	4,788,000	3,960	6,369	(2,409)

Total purchased option contracts			30	$11,763,000	$ 8,408	$19,012	$(10,604)

Written option contracts
Puts
S&P 500 Index	4,270.000	07/31/2023	(3)	(1,281,000)	(3,825)	(20,488)	16,663
S&P 500 Index	4,360.000	07/31/2023	(6)	(2,616,000)	(14,010)	(35,726)	21,716
S&P 500 Index	4,370.000	07/31/2023	(12)	(5,244,000)	(30,120)	(62,355)	32,235
S&P 500 Index	4,380.000	07/31/2023	(9)	(3,942,000)	(24,255)	(56,243)	31,988

Total written option contracts			(30)	$(13,083,000)	$(72,210)	$(174,812)	$102,602

TOTAL			-	$(1,320,000)	$(63,802)	$(155,800)	$ 91,998

Currency Abbreviations:
AUD	—Australian Dollar
CAD	—Canadian Dollar
CHF	—Swiss Franc
EUR	—Euro
GBP	—British Pound
IDR	—Indonesia Rupiah
ILS	—Israeli Shekel
INR	—Indian Rupee
JPY	—Japanese Yen
KRW	—South Korean Won
MXN	—Mexican Peso
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
PHP	—Philippines Peso
PLN	—Polish Zloty
SEK	—Swedish Krona
TWD	—Taiwan Dollar
USD	—U.S. Dollar
ZAR	—South African Rand

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS ABSOLUTE RETURN TRACKER FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ETF	—Exchange Traded Fund
MSCI	—Morgan Stanley Capital International
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Abbreviations:
BofA Securities LLC	—Bank of America Securities LLC
CDX.NA.HY Ind 40	—CDX North America High Yield Index 40
CDX.NA.IG Ind 40	—CDX North America Investment Grade Index 40
ICE	—Inter-Continental Exchange
ICE CD ITXEB	—iTraxx Europe Index
ICE CD ITXEB 39	—iTraxx Europe Index 38
MSCI	—Morgan Stanley Capital International
SOFR	—Secured Overnight Funding Rate
SONIA	—Sterling Overnight Index Average

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments June 30, 2023 (Unaudited)

Shares	Dividend Rate	Value

Investment Company(a) – 6.5%
Goldman Sachs Financial Square Government Fund - Institutional Shares
48,918,642	5.022%	$48,918,642

(Cost $48,918,642)

Principal Amount	Interest Rate		Maturity Date	Value

Short-term Investments(b) – 90.1%

U.S. Treasury Obligations – 90.1%
United States Treasury Bills
$111,000,000	0.000%		07/05/23	$110,969,476
108,700,000	0.000		08/01/23	108,258,494
13,200,000	0.000	(c)	08/10/23	13,128,487
37,200,000	0.000	(c)	08/15/23	36,971,710
10,000,000	0.000	(c)	08/24/23	9,925,127
50,000,000	0.000	(c)	09/14/23	49,477,381
128,000,000	0.000		09/26/23	126,448,039
20,000,000	0.000	(c)	10/03/23	19,735,884
103,000,000	0.000		10/10/23	101,535,243
13,000,000	0.000		10/12/23	12,810,895

Principal Amount	Interest Rate	Maturity Date	Value

Short-term Investments(b) – (continued)

U.S. Treasury Obligations – (continued)
$85,000,000	0.000%	10/24/23	$83,609,943

TOTAL SHORT-TERM INVESTMENTS (Cost $672,756,156)			$672,870,679

TOTAL INVESTMENTS – 96.6% (Cost $721,674,798)			$721,789,321

OTHER ASSETS IN EXCESS OF LIABILITIES – 3.4%			25,383,781

NET ASSETS – 100.0%			$747,173,102

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

(b)	Issued with a zero coupon. Income is recognized through the accretion of discount.

(c)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Brent Crude	812	07/31/23	$61,232,920	$(87,448)
Copper	54	09/27/23	5,075,325	(108,787)
Gold	294	08/29/23	56,724,360	(1,608,995)
KC HRW Lead	88	09/14/23	3,520,000	30,170
Lead	148	07/17/23	7,775,550	211,421
Lean Hogs	234	07/17/23	8,952,840	1,410,610
Low Sulphur Gas Oil	326	07/12/23	23,121,550	1,272,172
Natural Gas	1,124	07/27/23	31,449,520	3,827,578
Nickel	87	07/17/23	10,645,668	(486,741)
Platinum	186	10/27/23	8,492,760	(676,880)
Silver	338	09/27/23	38,903,800	(1,430,095)
Soybean Meal	522	08/14/23	21,605,580	776,999
Soybean Oil	820	08/14/23	30,356,400	3,076,146
Sugar 11	51	09/29/23	1,301,765	10,719
Wheat	648	09/14/23	21,092,400	(209,276)
Zinc	356	07/17/23	21,237,625	(150,937)

Total				$5,856,656

Short position contracts:
Cocoa	(830)	12/13/23	(27,912,900)	(2,687,621)
Cocoa	(225)	09/14/23	(7,544,250)	(671,916)
Coffee	(131)	09/19/23	(7,810,875)	845,327
Corn	(349)	09/14/23	(8,524,325)	1,293,608
Cotton No. 2	(581)	12/06/23	(23,347,485)	725,505
FCOJ-A	(84)	09/11/23	(3,209,850)	37,279
FCOJ-A	(19)	11/09/23	(710,790)	(18,811)

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS COMMODITY STRATEGY FUND

Consolidated Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

FUTURES CONTRACTS (continued)

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Short position contracts:
Gasoline RBOB	(130)	10/31/23	$(11,772,852)	$(154,591)
Live Cattle	(289)	08/31/23	(20,481,430)	(1,359,765)
Live Cattle	(92)	10/31/23	(6,607,440)	(548,180)
Natural Gas	(517)	10/27/23	(16,600,870)	(1,287,901)
NY Harbor ULSD	(171)	10/31/23	(17,456,569)	(497,531)
Primary Aluminum	(103)	07/17/23	(5,461,575)	196,063
Soybean	(122)	11/14/23	(8,193,825)	(1,024,867)
Sugar 11	(772)	02/29/24	(19,791,610)	2,194,497
WTI Crude	(29)	07/20/23	(2,048,560)	14,441
WTI Crude	(1,348)	10/20/23	(95,141,840)	(29,343)

Total				$(2,973,806)

TOTAL FUTURES CONTRACTS				$2,882,850

SWAP CONTRACTS — At June 30, 2023, the Fund had the following swap contracts:

OVER THE COUNTER TOTAL RETURN SWAP CONTRACTS#

Reference Obligation/Index(a)	Financing Rate Paid/(Received) by the Fund	Counterparty	Termination Date	Notional Amount (000s)	Unrealized Application/ (Depreciation)*

CRB 3M Forward Index	3M USD LIBOR+0.24%	Citibank NA	01/31/24	$144,551	$—
CRB Future Index	3M USD LIBOR+0.21%	Citibank NA	01/31/24	117,762	—
CRB 3M Forward Index	3M USD LIBOR+0.25%	Merrill Lynch International Bank Ltd.	01/31/24	78,916	—
CRB Future Index	3M USD LIBOR+0.21%	Merrill Lynch International Bank Ltd.	01/31/24	87,306	—
CRB 3M Forward Index	3M USD LIBOR+0.25%	UBS AG (London)	01/31/24	248,302	—

TOTAL					$—

#

The Fund pays/receives annual coupon payments in accordance with the swap contract(s). On the termination date of the swap contract(s), the Fund will either receive from or pay to the counterparty an amount equal to the net of the accrued financing fees and the value of the reference security subtracted from the original notional cost (notional multiplied by the price change of the reference security, converted to U.S. Dollars).

*	There are no upfront payments on the swap contracts, therefore the unrealized gain (loss) on the swap contracts is equal to their market value.
(a)	Payments made monthly.

Currency Abbreviations:
USD	—U.S. Dollar

Abbreviation:
LIBOR	—London Interbank Offered Rate

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Assets and Liabilities June 30, 2023 (Unaudited)

	Absolute Return Tracker Fund(a)	Commodity Strategy Fund(a)

Assets:

Investments in affiliated issuers, at value (cost $1,961,898,166 and $48,918,642, respectively)	$1,961,898,166	$48,918,642
Investments in unaffiliated issuers, at value (cost $1,282,601,213 and $672,756,156, respectively)(b)	1,380,889,461	672,870,679
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $20,642,928 and $0, respectively)	20,642,928	—
Purchased options, at value (premium paid $957,997 and $0, respectively)	332,563	—
Cash	73,378,374	3,892,305
Foreign currencies, at value (cost $17,135,104 and $0, respectively)	17,004,868	—
Unrealized gain on swap contracts	718,415	—
Unrealized gain on forward foreign currency exchange contracts	1,356,018	—
Variation margin on futures contracts	4,295,184	—
Variation margin on swaps contracts	725,861	—
Receivables:
Collateral on certain derivative contracts(c)	87,115,997	4,540,000
Fund shares sold	29,373,130	681,525
Investments sold on an extended-settlement basis	24,127,058	—
Investments sold	10,549,116	—
Interest and dividends	8,479,718	237,608
Foreign tax reclaims	303,012	—
Reimbursement from investment adviser	105,371	44,866
Securities lending income	16,618	—
Due from broker	933	—
Due from broker - upfront payment	—	19,170,951
Other assets	167,958	100,838

Total assets	3,621,480,749	750,457,414

Liabilities:

Unrealized loss on forward foreign currency exchange contracts	1,464,113	—
Unrealized loss on swap contracts	955,241	—
Written option contracts, at value (premium received $174,812 and $0, respectively)	72,210	—
Variation margin on futures contracts	—	1,319,260
Payables:
Investments purchased on an extended-settlement basis	25,776,538	—
Payable upon return of securities loaned	20,642,928	—
Investments purchased	18,095,610	300,415
Fund shares redeemed	2,050,968	928,627
Management fees	1,573,679	309,972
Due to broker	990,000	21
Due to broker — upfront payment	307,159	—
Distribution and Service fees and Transfer Agency fees	148,348	38,267
Accrued expenses	381,891	387,750

Total liabilities	72,458,685	3,284,312

Net Assets:

Paid-in capital	3,676,660,705	872,768,018
Total distributable earnings (loss)	(127,638,641)	(125,594,916)

NET ASSETS	$3,549,022,064	$747,173,102
Net Assets:
Class A	$41,061,273	$24,330,392
Class C	4,911,483	4,537,713
Institutional	2,353,134,097	273,501,286
Investor	279,760,226	45,283,414
Class R6	642,786,776	136,465,375
Class R	813,530	3,177,847
Class P	226,554,679	259,877,075
Total Net Assets	$3,549,022,064	$747,173,102
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	4,606,421	2,977,450
Class C	619,353	607,127
Institutional	252,367,889	32,909,248
Investor	30,442,058	5,442,941
Class R6	69,055,676	16,374,699
Class R	95,042	399,181
Class P	24,303,356	31,191,386
Net asset value, offering and redemption price per share:(d)
Class A	$8.91	$8.17
Class C	7.93	7.47
Institutional	9.32	8.31
Investor	9.19	8.32
Class R6	9.31	8.33
Class R	8.56	7.96
Class P	9.32	8.33

(a)

Statements of Assets and Liabilities for the Absolute Return Tracker and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Includes loaned securities having a market value of $20,288,009 and $0, respectively.
(c)	Segregated for initial margin and/or collateral as follows:

Fund	Futures	Swaps	Options
Absolute Return Tracker	$43,281,400	$39,915,611	$3,918,986
Commodity Strategy	2,900,000	1,640,000	—

(d)

Maximum public offering price per share for Class A Shares of the Absolute Return Tracker and Commodity Strategy Funds is $9.43 and $8.55, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Operations For the Six Months Ended June 30, 2023 (Unaudited)

	Absolute Return Tracker Fund(a)	Commodity Strategy Fund(a)

Investment Income:

Dividends — affiliated issuers	$45,124,042	$2,097,800
Dividends — unaffiliated issuers (net of tax withholding of $122,793 and $0, respectively)	14,303,282	—
Interest	862,943	17,961,873
Securities lending income — affiliated issuers	159,669	—

Total investment income	60,449,936	20,059,673

Expenses:

Management fees	11,159,494	2,571,491
Transfer Agency fees(b)	834,137	199,709
Custody, accounting and administrative services	279,178	114,162
Printing and mailing costs	174,113	57,989
Registration fees	113,713	120,895
Professional fees	112,871	91,597
Distribution and Service (12b-1) fees(b)	71,189	67,253
Trustee fees	16,261	14,036
Service fees — Class C	6,426	6,695
Other	38,060	10,069

Total expenses	12,805,442	3,253,896

Less — expense reductions	(2,215,711)	(542,536)

Net expenses	10,589,731	2,711,360

NET INVESTMENT INCOME	49,860,205	17,348,313

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — unaffiliated issuers	38,636,488	(580,806)
Purchased options	(2,622,439)	—
Futures contracts	26,105,147	(116,790,803)
Written options	1,752,551	—
Swap contracts	(1,352,629)	(44,822,564)
Forward foreign currency exchange contracts	837,893	—
Foreign currency transactions	705,447	—
Net change in unrealized gain (loss) on:
Investments — unaffiliated issuers	97,455,321	(40,407)
Purchased options	32,856	—
Futures contracts	18,116,020	43,450,977
Written options	111,687	—
Swap contracts	(1,912,795)	134,101
Forward foreign currency exchange contracts	288,504	—
Foreign currency translation	(532,399)	—

Net realized and unrealized gain (loss)	177,621,652	(118,649,502)

NET INCREASE (DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS	$227,481,857	$(101,301,189)

(a)

Statement of Operations for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of a wholly-owned subsidiaries, Cayman Commodity-ART, LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

(b)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Class R	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	$49,552	$19,278	$2,359	$31,713	$4,112	$521,825	$199,279	$42,782	$ 755	$33,671
Commodity Strategy	38,747	20,086	8,420	18,598	3,214	59,528	49,545	22,198	2,021	44,605

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Statements of Changes in Net Assets

	Absolute Return Tracker Fund(a)		Commodity Strategy Fund(a)
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$49,860,205	$45,642,646	$17,348,313	$10,076,827

Net realized gain (loss)	64,062,458	(37,986,756)	(162,194,173)	45,507,370

Net change in unrealized gain (loss)	113,559,194	(253,794,411)	43,544,671	(22,492,138)

Net increase (decrease) in net assets resulting from operations	227,481,857	(246,138,521)	(101,301,189)	33,092,059

Distributions to shareholders:

From distributable earnings:

Class A Shares	—	(2,019,996)	(425,752)	(3,366,330)

Class C Shares	—	(258,282)	(70,972)	(615,139)

Institutional Shares	—	(148,069,452)	(5,217,377)	(33,231,386)

Investor Shares	—	(12,524,655)	(833,183)	(10,972,858)

Class R6 Shares	—	(8,326,828)	(2,624,146)	(15,725,522)

Class R Shares	—	(72,396)	(53,977)	(389,529)

Class P Shares	—	(11,345,579)	(4,968,899)	(28,076,602)

Total distributions to shareholders	—	(182,617,188)	(14,194,306)	(92,377,366)

From share transactions:

Proceeds from sales of shares	1,225,000,976	1,753,016,889	163,408,458	1,138,585,427

Reinvestment of distributions	—	132,565,385	12,637,308	83,688,134

Cost of shares redeemed	(1,386,644,610)	(1,639,558,743)	(269,620,986)	(728,136,622)

Net increase (decrease) in net assets resulting from share transactions	(161,643,634)	246,023,531	(93,575,220)	494,136,939

TOTAL INCREASE (DECREASE)	65,838,223	(182,732,178)	(209,070,715)	434,851,632

Net assets:

Beginning of period	3,483,183,841	3,665,916,019	956,243,817	521,392,185

End of period	$3,549,022,064	$3,483,183,841	$747,173,102	$956,243,817

(a)

Statements of Changes in Net Assets for the Absolute Return Tracker Fund and Commodity Strategy Fund are consolidated and include the balances of Cayman Commodity-ART LLC and Cayman Commodity-CSF, Ltd., respectively. Accordingly, all interfund balances and transactions have been eliminated.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Class A Shares

	Six Months Ended

	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.36		$9.40	$9.69	$9.44	$8.84	$9.31

Net investment income (loss)(a)	0.11		0.07	(0.01)	(0.01)	0.10	0.07

Net realized and unrealized gain (loss)	0.44		(0.69)	0.59	0.32	0.81	(0.33)

Total from investment operations	0.55		(0.62)	0.58	0.31	0.91	(0.26)

Distributions to shareholders from net investment income	—		(0.31)	—	(0.01)	(0.09)	(0.07)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.42)	(0.87)	(0.06)	(0.31)	(0.21)

Net asset value, end of period	$8.91		$8.36	$9.40	$9.69	$9.44	$8.84

Total return(b)	6.58%		(6.62)%	6.09%	3.29%	10.36%	(2.80)%

Net assets, end of period (in 000s)	$41,061		$41,001	$57,882	$61,642	$80,596	$65,635

Ratio of net expenses to average net assets	0.98	%(c)	1.00%	1.04%	0.96%	0.97%	1.00%

Ratio of total expenses to average net assets	1.09	%(c)	1.09%	1.09%	1.11%	1.11%	1.26%

Ratio of net investment income (loss) to average net assets	2.56	%(c)	0.80%	(0.10)%	(0.10)%	1.08%	0.73%

Portfolio turnover rate(d)	61%		184%	133%	193%	127%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Class C Shares

	Six Months Ended

	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$7.47		$8.43	$8.84	$8.69	$8.14	$8.61

Net investment income (loss)(a)	0.07		0.00 (b)	(0.08)	(0.07)	0.03	—	(b)

Net realized and unrealized gain (loss)	0.39		(0.61)	0.54	0.28	0.75	(0.31)

Total from investment operations	0.46		(0.61)	0.46	0.21	0.78	(0.31)

Distributions to shareholders from net investment income	—		(0.24)	—	(0.01)	(0.01)	(0.02)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.35)	(0.87)	(0.06)	(0.23)	(0.16)

Net asset value, end of period	$7.93		$7.47	$8.43	$8.84	$8.69	$8.14

Total return(c)	6.16%		(7.23)%	5.31%	2.43%	9.69%	(3.60)%

Net assets, end of period (in 000s)	$4,911		$5,574	$7,973	$9,638	$15,761	$18,985

Ratio of net expenses to average net assets	1.73	%(d)	1.75%	1.79%	1.71%	1.72%	1.75%

Ratio of total expenses to average net assets	1.84	%(d)	1.84%	1.84%	1.86%	1.86%	2.00%

Ratio of net investment income (loss) to average net assets	1.80	%(d)	0.06%	(0.84)%	(0.84)%	0.34%	—	%(e)

Portfolio turnover rate(f)	61%		184%	133%	193%	127%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)	Amount is less than 0.005%.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Institutional Shares

	Six Months Ended

	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.73		$9.80	$10.03	$9.74	$9.10	$9.58

Net investment income(a)	0.13		0.11	0.03	0.03	0.14	0.11

Net realized and unrealized gain (loss)	0.46		(0.72)	0.61	0.32	0.85	(0.35)

Total from investment operations	0.59		(0.61)	0.64	0.35	0.99	(0.24)

Distributions to shareholders from net investment income	—		(0.35)	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.46)	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of period	$9.32		$8.73	$9.80	$10.03	$9.74	$9.10

Total return(b)	6.76%		(6.27)%	6.48%	3.60%	10.91%	(2.47)%

Net assets, end of period (in 000s)	$2,353,134		$2,795,272	$2,955,943	$2,928,949	$2,852,690	$2,129,116

Ratio of net expenses to average net assets	0.61	%(c)	0.63%	0.68%	0.58%	0.59%	0.61%

Ratio of total expenses to average net assets	0.72	%(c)	0.72%	0.72%	0.73%	0.73%	0.88%

Ratio of net investment income to average net assets	2.90	%(c)	1.23%	0.30%	0.28%	1.46%	1.13%

Portfolio turnover rate(d)	61%		184%	133%	193%	127%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Investor Shares

	Six Months Ended

	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.61		$9.67	$9.92	$9.64	$9.02	$9.50

Net investment income(a)	0.12		0.10	0.02	0.02	0.13	0.10

Net realized and unrealized gain (loss)	0.46		(0.71)	0.60	0.32	0.83	(0.35)

Total from investment operations	0.58		(0.61)	0.62	0.34	0.96	(0.25)

Distributions to shareholders from net investment income	—		(0.34)	—	(0.01)	(0.12)	(0.09)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.45)	(0.87)	(0.06)	(0.34)	(0.23)

Net asset value, end of period	$9.19		$8.61	$9.67	$9.92	$9.64	$9.02

Total return(b)	6.74%		(6.37)%	6.35%	3.54%	10.66%	(2.58)%

Net assets, end of period (in 000s)	$279,760		$248,085	$243,761	$246,694	$370,779	$254,436

Ratio of net expenses to average net assets	0.73	%(c)	0.75%	0.79%	0.71%	0.72%	0.75%

Ratio of total expenses to average net assets	0.84	%(c)	0.84%	0.84%	0.86%	0.87%	0.98%

Ratio of net investment income to average net assets	2.81	%(c)	1.12%	0.16%	0.16%	1.33%	1.08%

Portfolio turnover rate(d)	61%		184%	133%	193%	127%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.72		$9.78	$10.02	$9.72	$9.09	$9.57

Net investment income(a)	0.15		0.11	0.05	0.03	0.14	0.12

Net realized and unrealized gain (loss)	0.44		(0.71)	0.58	0.33	0.84	(0.36)

Total from investment operations	0.59		(0.60)	0.63	0.36	0.98	(0.24)

Distributions to shareholders from net investment income	—		(0.35)	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.46)	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of period	$9.31		$8.72	$9.78	$10.02	$9.72	$9.09

Total return(b)	6.77%		(6.17)%	6.38%	3.71%	10.82%	(2.46)%

Net assets, end of period (in 000s)	$642,787		$169,335	$153,588	$9,353	$9,284	$6,030

Ratio of net expenses to average net assets	0.60	%(c)	0.62%	0.66%	0.57%	0.58%	0.60%

Ratio of total expenses to average net assets	0.71	%(c)	0.71%	0.70%	0.72%	0.72%	0.84%

Ratio of net investment income to average net assets	3.30	%(c)	1.23%	0.51%	0.29%	1.47%	1.20%

Portfolio turnover rate(d)	61%		184%	133%	193%	127%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Class R Shares

	Six Months Ended

	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.04		$9.06	$9.40	$9.18	$8.61	$9.08

Net investment income (loss)(a)	0.09		0.05	(0.03)	(0.03)	0.08	0.04

Net realized and unrealized gain (loss)	0.43		(0.66)	0.56	0.31	0.78	(0.33)

Total from investment operations	0.52		(0.61)	0.53	0.28	0.86	(0.29)

Distributions to shareholders from net investment income	—		(0.30)	—	(0.01)	(0.07)	(0.04)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.41)	(0.87)	(0.06)	(0.29)	(0.18)

Net asset value, end of period	$8.56		$8.04	$9.06	$9.40	$9.18	$8.61

Total return(b)	6.47%		(6.79)%	5.73%	3.06%	10.06%	(3.13)%

Net assets, end of period (in 000s)	$814		$1,486	$1,536	$1,562	$2,347	$1,954

Ratio of net expenses to average net assets	1.23	%(c)	1.25%	1.29%	1.21%	1.22%	1.25%

Ratio of total expenses to average net assets	1.34	%(c)	1.34%	1.34%	1.36%	1.37%	1.53%

Ratio of net investment income (loss) to average net assets	2.28	%(c)	0.60%	(0.33)%	(0.35)%	0.83%	0.45%

Portfolio turnover rate(d)	61%		184%	133%	193%	127%	137%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS ABSOLUTE RETURN TRACKER

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Absolute Return Tracker Fund

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,				Period Ended

	(Unaudited)		2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$8.73		$9.79	$10.02	$9.73	$9.09	$9.64

Net investment income(b)	0.13		0.11	0.03	0.03	0.14	0.10

Net realized and unrealized gain (loss)	0.46		(0.71)	0.61	0.32	0.85	(0.41)

Total from investment operations	0.59		(0.60)	0.64	0.35	0.99	(0.31)

Distributions to shareholders from net investment income	—		(0.35)	—	(0.01)	(0.13)	(0.10)

Distributions to shareholders from net realized gains	—		(0.11)	(0.87)	(0.05)	(0.22)	(0.14)

Total distributions	—		(0.46)	(0.87)	(0.06)	(0.35)	(0.24)

Net asset value, end of period	$9.32		$8.73	$9.79	$10.02	$9.73	$9.09

Total return(c)	6.76%		(6.16)%	6.48%	3.61%	10.93%	(3.17)%

Net assets, end of period (in 000s)	$226,555		$222,431	$245,233	$211,794	$219,701	$152,975

Ratio of net expenses to average net assets	0.60	%(d)	0.62%	0.66%	0.57%	0.58%	0.59	%(d)

Ratio of total expenses to average net assets	0.71	%(d)	0.71%	0.71%	0.72%	0.72%	0.74	%(d)

Ratio of net investment income to average net assets	2.95	%(d)	1.23%	0.33%	0.29%	1.48%	1.41	%(d)

Portfolio turnover rate(e)	61%		184%	133%	193%	127%	137%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Class A Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.30		$8.90		$7.79	$10.17	$9.66	$11.49

Net investment income (loss)(a)	0.16		0.05		(0.09)	(0.03)	0.14	0.10

Net realized and unrealized gain (loss)	(1.15)		1.32		2.67	(2.33)	1.44	(1.84)

Total from investment operations	(0.99)		1.37		2.58	(2.36)	1.58	(1.74)

Distributions to shareholders from net investment income	(0.14)		(0.97)		(1.47)	(0.02)	(0.18)	(0.09)

Distributions to shareholders from return of capital	—		—		—	—	(0.89)	—

Total distributions	(0.14)		(0.97)		(1.47)	(0.02)	(1.07)	(0.09)

Net asset value, end of period	$8.17		$9.30		$8.90	$7.79	$10.17	$9.66

Total return(b)	(10.58)%		15.36%		33.03%	(23.16)%	16.31%	(15.17)%

Net assets, end of period (in 000s)	$24,330		$35,334		$40,183	$15,324	$22,569	$25,351

Ratio of net expenses to average net assets	0.93	%(c)	0.92%		0.92%	0.80%	0.84%	0.84%

Ratio of total expenses to average net assets	0.96	%(c)	0.95%		1.08%	1.28%	1.09%	1.01%

Ratio of net investment income (loss) to average net assets	3.71	%(c)	0.50%		(0.90)%	(0.39)%	1.34%	0.88%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Class C Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$8.52		$8.25		$7.32	$9.61	$9.17	$10.92

Net investment income (loss)(a)	0.12		(0.01)		(0.15)	(0.08)	0.08	0.02

Net realized and unrealized gain (loss)	(1.05)		1.21		2.50	(2.21)	1.35	(1.75)

Total from investment operations	(0.93)		1.20		2.35	(2.29)	1.43	(1.73)

Distributions to shareholders from net investment income	(0.12)		(0.93)		(1.42)	—	(0.17)	(0.02)

Distributions to shareholders from return of capital	—		—		—	—	(0.82)	—

Total distributions	(0.12)		(0.93)		(1.42)	—	(0.99)	(0.02)

Net asset value, end of period	$7.47		$8.52		$8.25	$7.32	$9.61	$9.17

Total return(b)	(10.95)%		14.51%		32.04%	(23.77)%	15.54%	(15.84)%

Net assets, end of period (in 000s)	$4,538		$6,197		$3,125	$1,340	$2,271	$2,472

Ratio of net expenses to average net assets	1.68	%(c)	1.67%		1.67%	1.55%	1.59%	1.59%

Ratio of total expenses to average net assets	1.71	%(c)	1.70%		1.83%	2.03%	1.84%	1.76%

Ratio of net investment income (loss) to average net assets	2.95	%(c)	(0.05)%		(1.65)%	(1.12)%	0.81%	0.14%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Institutional Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.46		$9.04		$7.88	$10.28	$9.74	$11.61

Net investment income (loss)(a)	0.18		0.11		(0.06)	(0.01)	0.09	0.15

Net realized and unrealized gain (loss)	(1.17)		1.32		2.71	(2.36)	1.56	(1.88)

Total from investment operations	(0.99)		1.43		2.65	(2.37)	1.65	(1.73)

Distributions to shareholders from net investment income	(0.16)		(1.01)		(1.49)	(0.03)	(0.19)	(0.14)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)	—

Total distributions	(0.16)		(1.01)		(1.49)	(0.03)	(1.11)	(0.14)

Net asset value, end of period	$8.31		$9.46		$9.04	$7.88	$10.28	$9.74

Total return(b)	(10.43)%		15.75%		33.52%	(22.96)%	16.77%	(14.89)%

Net assets, end of period (in 000s)	$273,501		$339,164		$206,782	$127,172	$156,673	$259,239

Ratio of net expenses to average net assets	0.60	%(c)	0.59%		0.59%	0.47%	0.50%	0.50%

Ratio of total expenses to average net assets	0.64	%(c)	0.62%		0.75%	0.96%	0.74%	0.66%

Ratio of net investment income (loss) to average net assets	4.04	%(c)	1.04%		(0.57)%	(0.10)%	0.81%	1.23%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Investor Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.47		$9.04		$7.89	$10.29	$9.75	$11.61

Net investment income (loss)(a)	0.17		0.11		(0.07)	(0.01)	(0.04)	0.14

Net realized and unrealized gain (loss)	(1.17)		1.32		2.71	(2.37)	1.68	(1.87)

Total from investment operations	(1.00)		1.43		2.64	(2.38)	1.64	(1.73)

Distributions to shareholders from net investment income	(0.15)		(1.00)		(1.49)	(0.02)	(0.18)	(0.13)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)	—

Total distributions	(0.15)		(1.00)		(1.49)	(0.02)	(1.10)	(0.13)

Net asset value, end of period	$8.32		$9.47		$9.04	$7.89	$10.29	$9.75

Total return(b)	(10.49)%		15.79%		33.33%	(22.99)%	16.73%	(14.97)%

Net assets, end of period (in 000s)	$45,283		$115,918		$33,337	$3,115	$6,651	$8,272

Ratio of net expenses to average net assets	0.68	%(c)	0.67%		0.67%	0.55%	0.59%	0.59%

Ratio of total expenses to average net assets	0.71	%(c)	0.70%		0.81%	1.02%	0.83%	0.75%

Ratio of net investment income (loss) to average net assets	3.91	%(c)	1.01%		(0.66)%	(0.09)%	(0.36)%	1.15%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022		2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$9.49		$9.06		$7.90	$10.30	$9.76	$11.62

Net investment income (loss)(a)	0.18		0.12		(0.05)	(0.01)	0.38	0.14

Net realized and unrealized gain (loss)	(1.18)		1.32		2.70	(2.36)	1.27	(1.87)

Total from investment operations	(1.00)		1.44		2.65	(2.37)	1.65	(1.73)

Distributions to shareholders from net investment income	(0.16)		(1.01)		(1.49)	(0.03)	(0.19)	(0.13)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)	—

Total distributions	(0.16)		(1.01)		(1.49)	(0.03)	(1.11)	(0.13)

Net asset value, end of period	$8.33		$9.49		$9.06	$7.90	$10.30	$9.76

Total return(b)	(10.50)%		15.84%		33.44%	(22.92)%	16.87%	(14.96)%

Net assets, end of period (in 000s)	$136,465		$155,511		$94,836	$83,227	$85,170	$182

Ratio of net expenses to average net assets	0.59	%(c)	0.58%		0.58%	0.46%	0.49%	0.49%

Ratio of total expenses to average net assets	0.63	%(c)	0.61%		0.75%	0.96%	0.75%	0.68%

Ratio of net investment income (loss) to average net assets	4.06	%(c)	1.14%		(0.55)%	(0.09)%	3.52%	1.15%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Class R Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022		2021	2020	2019	2018

Per Share Data

Net asset value beginning of period	$9.07		$8.71		$7.64	$9.99	$9.50	$11.31

Net investment income (loss)(a)	0.14		0.04		(0.11)	(0.05)	0.16	0.07

Net realized and unrealized gain (loss)	(1.11)		1.27		2.62	(2.29)	1.38	(1.81)

Total from investment operations	(0.97)		1.31		2.51	(2.34)	1.54	(1.74)

Distributions to shareholders from net investment income	(0.14)		(0.95)		(1.44)	(0.01)	(0.18)	(0.07)

Distributions to shareholders from return of capital	—		—		—	—	(0.87)	—

Total distributions	(0.14)		(0.95)		(1.44)	(0.01)	(1.05)	(0.07)

Net asset value, end of period	$7.96		$9.07		$8.71	$7.64	$9.99	$9.50

Total return(b)	(10.70)%		15.07%		32.73%	(23.36)%	16.11%	(15.40)%

Net assets, end of period (in 000s)	$3,178		$4,208		$3,271	$1,903	$2,280	$2,233

Ratio of net expenses to average net assets	1.18	%(c)	1.17%		1.17%	1.05%	1.09%	1.09%

Ratio of total expenses to average net assets	1.22	%(c)	1.20%		1.33%	1.54%	1.34%	1.25%

Ratio of net investment income (loss) to average net assets	3.46	%(c)	0.33%		(1.15)%	(0.68)%	1.53%	0.64%

Portfolio turnover rate(d)	—	%(e)	—	%(e)	83%	70%	52%	46%

(a)	Calculated based on the average shares outstanding methodology.
(b)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(c)	Annualized.
(d)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(e)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS COMMODITY STRATEGY

Consolidated Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Commodity Strategy Fund

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,					Period Ended

	(Unaudited)		2022		2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$9.49		$9.06		$7.90	$10.29	$9.76	$12.11

Net investment income (loss)(b)	0.18		0.12		(0.06)	— (c)	(0.25)	0.12

Net realized and unrealized gain (loss)	(1.18)		1.32		2.71	(2.36)	1.89	(2.33)

Total from investment operations	(1.00)		1.44		2.65	(2.36)	1.64	(2.21)

Distributions to shareholders from net investment income	(0.16)		(1.01)		(1.49)	(0.03)	(0.19)	(0.14)

Distributions to shareholders from return of capital	—		—		—	—	(0.92)	—

Total distributions	(0.16)		(1.01)		(1.49)	(0.03)	(1.11)	(0.14)

Net asset value, end of period	$8.33		$9.49		$9.06	$7.90	$10.29	$9.76

Total return(d)	(10.50)%		15.84%		33.46%	(22.84)%	16.73%	(18.31)%

Net assets, end of period (in 000s)	$259,877		$299,911		$139,858	$684	$977	$3,167

Ratio of net expenses to average net assets	0.59	%(e)	0.58%		0.58%	0.45%	0.48%	0.45	%(e)

Ratio of total expenses to average net assets	0.62	%(e)	0.61%		0.72%	0.94%	0.72%	0.65	%(e)

Ratio of net investment income (loss) to average net assets	4.05	%(e)	1.04%		(0.57)%	(0.04)%	(2.28)%	1.43	%(e)

Portfolio turnover rate(f)	—	%(g)	—	%(g)	83%	70%	52%	46%

(a)	Class P Shares commenced operations April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

(g)	There were no long-term transactions for the six months ended June 30, 2023 and fiscal year ended December 31, 2022.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

Absolute Return Tracker	A, C, Institutional, Investor, R6, R and P	Diversified

Commodity Strategy	A, C, Institutional, Investor, R6, R and P	Diversified

Class A Shares of the Absolute Return Tracker Fund is sold with a front-end sales charge of up to 5.50%. Class A Shares of the Commodity Strategy Fund is sold with a front-end sales charge of up to 4.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to management agreements (each, an “Agreement”) with the Trust. Core Commodity Management, LLC (“Core Commodity” or the “Sub-Adviser”) serves as a sub-adviser to the Commodity Strategy Fund. GSAM compensates the Sub-Adviser directly in accordance with the terms of the Sub-Advisory Agreement. The Commodity Strategy Fund is not charged any separate or additional investment advisory fees by the Sub-Adviser.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Basis of Consolidation for Absolute Return Tracker Fund and Commodity Strategy Fund — Cayman Commodity-ART, LLC., and Cayman Commodity-CSF, LTD., (each a “Subsidiary” and collectively, the “Subsidiaries”), Cayman Islands exempted companies, are currently wholly-owned subsidiaries of the Absolute Return Tracker and Commodity Strategy Funds, respectively. The Subsidiaries act as investment vehicles for the Funds to enable the Funds to gain exposure to certain types of commodity-linked derivative instruments. The Funds are the sole shareholders of the Subsidiaries, and it is intended that each Fund will remain the sole shareholder and will continue to control its respective Subsidiary. All inter-fund balances and transactions have been eliminated in consolidation.

As of June 30, 2023, the Fund and Subsidiary net assets were as follows:

Fund	Fund Net Assets	Subsidiary Net Assets	% Represented by Subsidiary’s Net Assets

Absolute Return Tracker	$3,549,022,064	$132,275,503	3.7%

Commodity Strategy	747,173,102	174,881,723	23.4

B.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

C.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is

42

GOLDMAN SACHS ALTERNATIVE FUNDS II

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Consolidated Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Consolidated Statements of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date. For securities with paydown provisions, principal payments received are treated as a proportionate reduction to the cost basis of the securities, and excess or shortfall amounts are recorded as income.

D.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

E.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

Absolute Return Tracker	Annually	Annually

Commodity Strategy	Semi-Annually	Annually

The Subsidiaries are classified as controlled foreign corporations under the Code. Therefore, the Funds are required to decrease their taxable income by their share of their Subsidiaries’ income. Net losses of a Subsidiary cannot be deducted by the Funds in the current period nor carried forward to offset taxable income in future periods. Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Consolidated Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

F.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Consolidated Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

43

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Underlying Funds (including Money Market Funds) — Underlying funds (“Underlying Funds”) include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or

44

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

system on which the investment is traded. Because the Funds invest in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Debt Securities — Debt securities for which market quotations are readily available are valued daily on the basis of quotations supplied by dealers or an independent pricing service. The pricing services may use valuation models or matrix pricing, which consider: (i) yield or price with respect to bonds that are considered comparable in characteristics such as rating, interest rate and maturity date or (ii) quotations from securities dealers to determine current value. With the exception of treasury securities of G7 countries, which are generally classified as Level 1, these investments are generally classified as Level 2 of the fair value hierarchy.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Consolidated Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Consolidated Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

A forward foreign currency exchange contract is a forward contract in which a Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

45

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

iii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

iv.  Swap Contracts — Bilateral swap contracts are agreements in which a Fund and a counterparty agree to exchange periodic payments on a specified notional amount or make a net payment upon termination. Bilateral swap transactions are privately negotiated in the OTC market and payments are settled through direct payments between a Fund and the counterparty. By contrast, certain swap transactions are subject to mandatory central clearing. These swaps are executed through a derivatives clearing member (“DCM”), acting in an agency capacity, and submitted to a central counterparty (“CCP”) (“centrally cleared swaps”), in which case all payments are settled with the CCP through the DCM. Swaps are marked-to-market daily using pricing vendor quotations, counterparty or clearinghouse prices or model prices, and the change in value, if any, is recorded as an unrealized gain or loss. Upon entering into a swap contract, a Fund is required to satisfy an initial margin requirement by delivering cash or securities to the counterparty (or in some cases, segregated in a triparty account on behalf of the counterparty), which can be adjusted by any mark-to-market gains or losses pursuant to bilateral or centrally cleared arrangements. For centrally cleared swaps the daily change in valuation, if any, is recorded as a receivable or payable for variation margin.

A credit default swap is an agreement that involves one party (the buyer of protection) making a stream of payments to another party (the seller of protection) in exchange for the right to receive protection on a reference security or obligation, including a group of assets or exposure to the performance of an index. A Fund’s investment in credit default swaps may involve greater risks than if the Fund had invested in the referenced obligation directly. Credit events are contract specific but may include bankruptcy, failure to pay, restructuring and obligation acceleration. If a Fund buys protection through a credit default swap and no credit event occurs, its payments are limited to the periodic payments previously made to the counterparty. Upon the occurrence of a specified credit event, a Fund, as a buyer of credit protection, is entitled to receive an amount equal to the notional amount of the swap and deliver to the seller the defaulted reference obligation in a physically settled trade. A Fund may also receive a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade.

As a seller of protection, a Fund generally receives a payment stream throughout the term of the swap, provided that there is no credit event. In addition, if a Fund sells protection through a credit default swap, the Fund could suffer a loss because the value of the referenced obligation and the premium payments received may be less than the notional amount of the swap paid to the buyer of protection. Upon the occurrence of a specified credit event, a Fund, as a seller of credit protection, may be required to take possession of the defaulted reference obligation and pay the buyer an amount equal to the notional amount of the swap in a physically settled trade. A Fund may also pay a net settlement amount in the form of cash or securities equal to the notional amount of the swap reduced by the recovery value of the reference obligation in a cash settled trade. Recovery values are at times established through the credit event auction process in which market participants are ensured that a transparent price has been set for the defaulted security or obligation. In addition, a Fund is entitled to a return of any assets, which have been pledged as collateral to the counterparty upon settlement.

The maximum potential amount of future payments (undiscounted) that a Fund as seller of protection could be required to make under a credit default swap would be an amount equal to the notional amount of the agreement. These potential amounts would be partially offset by any recovery values of the respective referenced obligations or net amounts received from a settlement of a credit default swap for the same reference security or obligation where a Fund bought credit protection.

A total return swap is an agreement that gives a Fund the right to receive or pay the appreciation or depreciation, as applicable, in the value of a specified security, an index, a basket of securities or indices, or other instrument in return for a fee paid to the counterparty, which will typically be an agreed upon interest rate. If the underlying asset declines in value over the term of the swap, a Fund may also be required to pay the dollar value of that decline to the counterparty.

46

GOLDMAN SACHS ALTERNATIVE FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

ABSOLUTE RETURN TRACKER

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$29,490	$8,628,269	$—

Europe	32,786,123	45,134,757	—

North America	621,962,847	213,211	—

Securities Lending Reinvestment Vehicle	20,642,928	—	—

Preferred Stocks	—	485,312	—

Exchange Traded Funds	671,649,452	—	—

Investment Company	1,961,898,166	—	—

Total	$3,308,969,006	$54,461,549	$—

Derivative Type

Assets

Exchange Traded Index Options	$324,155	$—	$—

Forward Foreign Currency Exchange Contracts(b)	—	1,356,018	—

Futures Contracts(b)	18,378,451	—	—

Credit Default Swap Contracts(b)	—	3,381,021	—

Total Return Swap Contracts(b)	—	718,415	—

Purchased Option Contracts	8,408	—	—

Total	$18,711,014	$5,455,454	$—

Liabilities

Forward Foreign Currency Exchange Contracts(b)	$—	$(1,464,113)	$—

Futures Contracts(b)	(2,491,978)	—	—

Total Return Swap Contracts(b)	—	(955,241)	—

Written Option Contracts	(72,210)	—	—

Total	$(2,564,188)	$(2,419,354)	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

47

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

COMMODITY STRATEGY

Investment Type	Level 1	Level 2	Level 3

Assets

Investment Company	$48,918,642	$—	$—

Short-term Investments	672,870,679	—	—

Total	$721,789,321	$—	$—

Derivative Type

Assets

Futures Contracts(a)	$15,922,535	$—	$—

Liabilities

Futures Contracts(a)	$(13,039,685)	$—	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Consolidated Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Absolute Return Tracker

Risk	Consolidated Statements of Assets and Liabilities	Assets		Consolidated Statements of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$1,785,098	(a)	Variation margin on futures contracts	$(1,419,120	)(a)

Credit	Variation margin on swap contracts	3,381,021	(a)	—	—

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts	1,356,018		Payable for unrealized loss on forward foreign currency exchange contracts	(1,464,113)

Equity	Receivable for unrealized gain on swap contracts; Variation margin on futures contracts; Purchased options, at value	11,417,163	(a)	Payable for unrealized loss on swap contracts; Variation margin on futures contracts; Written options, at value	(1,840,184	)(a)(b)

Interest rate	Variation margin on futures contracts	6,227,168	(a)	Variation margin on futures contracts	(260,125	)(a)

Total		$24,166,468			$(4,983,542)

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GOLDMAN SACHS ALTERNATIVE FUNDS II

4. INVESTMENTS IN DERIVATIVES (continued)

Commodity Strategy

Risk	Consolidated Statement of Assets and Liabilities	Assets		Consolidated Statement of Assets and Liabilities	Liabilities

Commodity	Variation margin on futures contracts	$15,922,535	(a)	Variation margin on futures contracts	$(13,039,685	)(a)

(a)

Includes unrealized gain (loss) on futures and centrally cleared swaps described in the Additional Investment Information sections of the the Consolidated Schedule of Investments. Only the variation margin as of June 30, 2023, is reported within the Consolidated Statement of Assets and Liabilities.

(b)

Aggregate of amounts include $955,241 for Absolute Return Tracker Fund, which represents the payments to be made pursuant to bilateral agreements should counterparties exercise their “right to terminate” provisions based on, among others, the Fund’s performance, their failure to pay on their obligations or failure to pledge collateral. Such amount does not include incremental charges directly associated with the close-out of the agreements. It also does not reflect the fair value of any assets pledged as collateral which, through the daily margining process, substantially offsets the aforementioned amounts and for which the Fund is entitled to a full return.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Consolidated Statements of Operations:

Absolute Return Tracker

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures contracts /Net change in unrealized gain (loss) on futures contracts	$(5,844,478)	$250,769

Credit	Net realized gain (loss) from swap contracts/Net change in unrealized gain (loss) on swap contracts	5,647,381	(64,410)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	837,893	288,504

Equity	Net realized gain (loss) from futures contracts, swap contracts, purchased options and written options/Net change in unrealized gain (loss) on futures contracts, swap contracts, purchased options and written options	38,762,841	11,706,457

Interest rate	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	(14,683,114)	4,454,952

Total		$24,720,523	$16,636,272

Commodity Strategy

Risk	Consolidated Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Commodity	Net realized gain (loss) from futures and swap contracts/Net change in unrealized gain (loss) on futures and swap contracts	$(161,613,367)	$43,585,078

49

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended June 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Swap Agreements	Purchased Options	Written Options

Absolute Return Tracker	11,886	$153,437,639	$1,018,262,540	419,983	7,183

Commodity Strategy	16,011	—	783,973,802	—	—

(a)

Amounts disclosed represent the average number of contracts for futures contracts, notional amounts for forward contracts, swap agreements, purchased options and written options, based on absolute values, which is indicative of the volume for this derivative type, for the months that each Fund held such derivatives during the six months ended June 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate^

Absolute Return Tracker	0.70%	0.63%	0.60%	0.59%	0.53%	0.64%	0.54%(a)

Commodity Strategy	0.50	0.50	0.45	0.43	0.42	0.50	0.40(a)

^

Effective Net Management Rate includes of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

(a)	Reflects combined management fees paid to GSAM under the Agreement and the Subsidiary Agreement (as defined below) after waivers.

GSAM also provides management services to the Subsidiaries pursuant to a Subsidiary Management Agreement (the “Subsidiary Agreement”) and is entitled to a management fee accrued daily and paid monthly, equal to an annual percentage rate of 0.42% of each Subsidiary’s average daily net assets. In consideration of the Subsidiary’s management fee, and for as long as the Subsidiary Agreement remains in effect, GSAM has contractually agreed to waive irrevocably a portion of each Fund’s management fee in an amount equal to the management fee accrued and paid to GSAM by the Subsidiary under the Subsidiary Agreement. For the six months ended June 30, 2023, GSAM waived $273,942 and $408,259 of each Fund’s management fee for the Absolute Return Tracker and Commodity Strategy Funds, respectively.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest. For the six months ended June 30, 2023, the management fee waived by GSAM was for each Fund as follows:

Fund	Management Fee Waived

Absolute Return Tracker	$1,456,418

Commodity Strategy	48,970

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GOLDMAN SACHS ALTERNATIVE FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

Absolute Return Tracker	$5,137

Commodity Strategy	3,833

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Absolute Return Tracker Fund; 0.12% of the average daily net assets of Class A, Class C, Investor and Class R Shares of the Commodity Strategy Fund; 0.03% of the average daily net assets of Class R6 and P Shares; and 0.04% of the average daily net assets of Institutional Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds are 0.014% and 0.074%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and

51

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. The Subsidiaries also pay certain other expenses, including service and custody fees. GSAM has agreed to reduce or limit each Subsidiary’s expenses (excluding management fees) to 0.004% of the Subsidiary’s average daily net assets for the Absolute Return Tracker and Commodity Strategy Funds.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

Absolute Return Tracker	$1,730,360	$1,072	$484,278	$2,215,711

Commodity Strategy	457,230	606	84,700	542,536

G.  Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — For the six months ended June 30, 2023, Goldman Sachs earned $95,252 and $0 in brokerage commissions from portfolio transactions, including futures transactions executed with Goldman Sachs as the Futures Commission Merchant, on behalf of the Absolute Return Tracker and Commodity Strategy Funds, respectively

The table below shows the transactions in and earnings from investments in the Underlying Fund for the six months ended June 30, 2023:

Fund	Underlying Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income

Absolute Return Tracker	Goldman Sachs Financial Square Government Fund — Institutional Shares	$1,824,635,728	$871,649,771	$(734,387,333)	$1,961,898,166	1,961,898,166	$45,124,042

Commodity Strategy	Goldman Sachs Financial Square Government Fund — Institutional Shares	72,571,959	697,631,209	(721,284,526)	48,918,642	48,918,642	2,097,800

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GOLDMAN SACHS ALTERNATIVE FUNDS II

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

Absolute Return Tracker	$810,226,654	$1,041,591,070

For the six months ended June 30, 2023, there were no purchases and proceeds from sales and maturities of long-term securities for the Commodity Strategy Fund.

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Absolute Return Tracker Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Fund, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Fund on the next business day. As with other extensions of credit, the Fund may experience delay in the recovery of its securities or incur a loss should the borrower of the securities breach its agreement with the Fund or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Consolidated Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Absolute Return Tracker Fund invests the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Fund whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Fund by paying the Fund an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Fund’s master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Fund’s loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Fund’s overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Consolidated Statements of Assets and Liabilities, where applicable.

53

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

7. SECURITIES LENDING (continued)

Both the Absolute Return Tracker Fund and GSAL received compensation relating to the lending of the Fund’s securities. The amounts earned, if any, by the Fund for the six months ended June 30, 2023, are reported under Investment Income on the Consolidated Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs	Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2023

Absolute Return Tracker	$17,321	$8,073	$9,318,603

The following table provides information about the Absolute Return Tracker Fund’s investments in the Government Money Market Fund for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023

Absolute Return Tracker	$43,069,598	$478,126,190	$(500,552,860)	$20,642,928	20,642,928

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2022, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	Absolute Return Tracker Fund	Commodity Strategy

Capital loss carryforwards:

Perpetual Short-Term	$ (20,149,392)	$ (3,081,705)

Perpetual Long-Term	(184,831,689)	(18,256,291)

Total capital loss carryforwards	(204,981,081)	(21,337,996)

Timing differences (Post October Loss Deferral, Qualified Late Year Loss Deferral, Real Estate Investment Trusts and Straddle Loss Deferral)	$(120,176,404)	$ (28,177)

As of June 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Absolute Return Tracker Fund	Commodity Strategy

Tax Cost	$3,314,504,905	$658,374,766

Gross unrealized gain	113,770,965	63,476,892

Gross unrealized loss	(64,845,315)	(62,336)

Net unrealized gain	$ 48,925,650	$ 63,414,556

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts and differences in the tax treatment of underlying fund investments, and differences in the tax treatment of passive foreign investment company investments and swap transactions.

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GOLDMAN SACHS ALTERNATIVE FUNDS II

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligation, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — The Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on the Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

55

GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

9. OTHER RISKS (continued)

Interest Rate Risk — When interest rates increase, fixed income securities or instruments held by a Fund will generally decline in value. Long-term fixed income securities or instruments will normally have more price volatility because of this risk than short-term fixed income securities or instruments. A wide variety of market factors can cause interest rates to rise, including central bank monetary policy, rising inflation and changes in general economic conditions. Changing interest rates may have unpredictable effects on the markets, may result in heightened market volatility and may detract from Fund performance. In addition, changes in monetary policy may exacerbate the risks associated with changing interest rates. Funds with longer average portfolio durations will generally be more sensitive to changes in interest rates than funds with a shorter average portfolio duration. Fluctuations in interest rates may also affect the liquidity of fixed income securities and instruments held by the Funds. A sudden or unpredictable increase in interest rates may cause volatility in the market and may decrease the liquidity of the Fund’s investments, which would make it harder for the Fund to sell its investments at an advantageous time.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, including an ETF, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund. ETFs are subject to risks that do not apply to conventional mutual funds, including but not limited to the following: (i) the market price of the ETF’s shares may trade at a premium or a discount to their NAV; and (ii) an active trading market for an ETF’s shares may not develop or be maintained.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect a Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Funds’ investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly

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GOLDMAN SACHS ALTERNATIVE FUNDS II

9. OTHER RISKS (continued)

impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

Tax Risk — Historically, the Internal Revenue Service (“IRS”) issued private letter rulings (“PLRs”) in which the IRS specifically concluded that income and gains from investments in commodity index-linked structured notes (the “Notes Rulings”) or a wholly-owned foreign subsidiary that invests in commodity linked instruments are “qualifying income” for purposes of compliance with Subchapter M of the Code. The IRS has issued such PLRs to the Absolute Return Tracker and the Commodity Strategy Funds. In reliance of such PLRs, these Funds have in the past sought to gain exposure to the commodity markets primarily through investments in commodity-linked notes and/or subsidiaries. Treasury regulations generally treat the Funds’ income inclusion with respect to a subsidiary as qualifying income either if (A) there is a current-year distribution out of the earnings and profits of a subsidiary that are attributable to such income inclusion or (B) such inclusion is derived with respect to the Funds’ business of investing in stock, securities, or currencies. The IRS also issued a revenue procedure, which states that the IRS will not in the future issue PLRs that would require a determination of whether an asset (such as a commodity index-linked note) is a “security” under the Investment Company Act of 1940. In connection with issuing such revenue procedure, the IRS has revoked the Notes Ruling on a prospective basis. In light of the revocation of the Notes Rulings, the Funds have limited their investments in commodity index-linked structured notes. The Absolute Return Tracker and Commodity Strategy Funds have obtained an opinion of counsel that the Funds’ income from investments in the Subsidiaries should constitute “qualifying income.” However, no assurances can be provided that the IRS would not be able to successfully assert that a Fund’s income from such investments was not “qualifying income,” in which case the Fund would fail to qualify as a regulated investment company (“RIC”) under Subchapter M of the Code if over 10% of its gross income was derived from these investments. If a Fund failed to qualify as a RIC, it would be subject to federal and state income tax on all of its taxable income at regular corporate tax rates with no deduction for any distributions paid to shareholders, which would significantly adversely affect the returns to, and could cause substantial losses for, Fund shareholders.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Consolidated Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS ALTERNATIVE FUNDS II

Consolidated Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Absolute Return Tracker Fund

	For the Six Months Ended
	June 30, 2023		For the Fiscal Year Ended
	(Unaudited)		December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	952,148	$8,251,505	2,278,161	$20,323,360

Reinvestment of distributions	—	—	216,961	1,840,210

Shares redeemed	(1,248,409)	(10,781,437)	(3,751,555)	(33,399,506)

	(296,261)	(2,529,932)	(1,256,433)	(11,235,936)

Class C Shares

Shares sold	24,140	186,889	157,564	1,258,782

Reinvestment of distributions	—	—	29,270	221,859

Shares redeemed	(151,171)	(1,167,299)	(386,190)	(3,042,414)

	(127,031)	(980,410)	(199,356)	(1,561,773)

Institutional Shares

Shares sold	65,545,033	592,446,823	147,316,141	1,370,216,761

Reinvestment of distributions	—	—	11,764,395	104,139,998

Shares redeemed	(133,292,959)	(1,205,310,712)	(140,662,402)	(1,289,271,650)

	(67,747,926)	(612,863,889)	18,418,134	185,085,109

Investor Shares

Shares sold	9,995,499	90,059,475	19,055,469	175,794,733

Reinvestment of distributions	—	—	1,436,178	12,524,391

Shares redeemed	(8,362,679)	(74,579,886)	(16,893,785)	(153,241,735)

	1,632,820	15,479,589	3,597,862	35,077,389

Class R6 Shares

Shares sold	58,074,957	527,016,754	13,706,040	125,975,231

Reinvestment of distributions	—	—	273,742	2,421,234

Shares redeemed	(8,440,849)	(76,333,478)	(10,256,817)	(94,844,366)

	49,634,108	450,683,276	3,722,965	33,552,099

Class R Shares

Shares sold	14,010	116,383	43,721	373,124

Reinvestment of distributions	—	—	8,839	72,114

Shares redeemed	(103,687)	(853,683)	(37,264)	(321,788)

	(89,677)	(737,300)	15,296	123,450

Class P Shares

Shares sold	768,563	6,923,147	6,309,423	59,074,898

Reinvestment of distributions	—	—	1,283,071	11,345,579

Shares redeemed	(1,945,974)	(17,618,115)	(7,150,043)	(65,437,284)

	(1,177,411)	(10,694,968)	442,451	4,983,193

NET INCREASE (DECREASE)	(18,171,378)	$(161,643,634)	24,740,919	$246,023,531

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GOLDMAN SACHS ALTERNATIVE FUNDS II

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	Commodity Strategy Fund

	For the Six Months Ended
	June 30, 2023		For the Fiscal Year Ended
	(Unaudited)		December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	357,225	$3,104,305	2,524,718	$27,858,273

Reinvestment of distributions	48,718	393,151	338,778	3,160,598

Shares redeemed	(1,226,020)	(10,500,430)	(3,581,021)	(39,150,884)

	(820,077)	(7,002,974)	(717,525)	(8,132,013)

Class C Shares

Shares sold	25,398	200,579	455,798	4,626,623

Reinvestment of distributions	9,561	70,562	72,030	615,139

Shares redeemed	(154,909)	(1,199,110)	(179,491)	(1,794,752)

	(119,950)	(927,969)	348,337	3,447,010

Institutional Shares

Shares sold	4,972,862	43,969,681	39,480,713	442,284,200

Reinvestment of distributions	593,657	4,873,927	3,334,938	31,713,481

Shares redeemed	(8,495,240)	(74,989,602)	(29,848,612)	(327,939,629)

	(2,928,721)	(26,145,994)	12,967,039	146,058,052

Investor Shares

Shares sold	1,859,049	16,673,048	17,771,496	198,730,838

Reinvestment of distributions	101,300	832,686	1,152,323	10,969,640

Shares redeemed	(8,759,482)	(76,700,146)	(10,367,702)	(111,270,284)

	(6,799,133)	(59,194,412)	8,556,117	98,430,194

Class R6 Shares

Shares sold	3,318,683	29,791,431	10,619,859	121,558,054

Reinvestment of distributions	175,485	1,444,237	918,933	8,763,985

Shares redeemed	(3,507,369)	(30,678,528)	(5,614,581)	(59,701,917)

	(13,201)	557,140	5,924,211	70,620,122

Class R Shares

Shares sold	107,512	899,697	320,440	3,311,555

Reinvestment of distributions	6,850	53,846	42,760	388,689

Shares redeemed	(179,019)	(1,526,660)	(275,005)	(2,849,939)

	(64,657)	(573,117)	88,195	850,305

Class P Shares

Shares sold	7,501,964	68,769,717	30,539,396	340,215,884

Reinvestment of distributions	603,754	4,968,899	2,940,536	28,076,602

Shares redeemed	(8,528,632)	(74,026,510)	(17,303,016)	(185,429,217)

	(422,914)	(287,894)	16,176,916	182,863,269

NET INCREASE (DECREASE)	(11,168,653)	$(93,575,220)	43,343,290	$494,136,939

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GOLDMAN SACHS ALTERNATIVE FUNDS II

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and service (12b-1) fees (with respect to Class A and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6, Class R or Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Absolute Return Tracker Fund				Commodity Strategy Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Class A
Actual	$1,000.00	$1,065.80		$5.00	$1,000.00	$ 894.20		$4.38
Hypothetical 5% return	1,000.00	1,019.90	+	4.89	1,000.00	1,020.20	+	4.68
Class C
Actual	1,000.00	1,061.60		8.83	1,000.00	890.50		7.89
Hypothetical 5% return	1,000.00	1,016.20	+	8.63	1,000.00	1,016.40	+	8.42
Institutional
Actual	1,000.00	1,067.60		3.11	1,000.00	895.70		2.84
Hypothetical 5% return	1,000.00	1,021.80	+	3.04	1,000.00	1,021.80	+	3.03
Investor
Actual	1,000.00	1,067.40		3.73	1,000.00	895.10		3.21
Hypothetical 5% return	1,000.00	1,021.20	+	3.64	1,000.00	1,021.40	+	3.42
Class R6
Actual	1,000.00	1,067.70		3.07	1,000.00	895.00		2.79
Hypothetical 5% return	1,000.00	1,021.80	+	3.00	1,000.00	1,021.80	+	2.98
Class R
Actual	1,000.00	1,064.70		6.28	1,000.00	893.00		5.56
Hypothetical 5% return	1,000.00	1,018.70	+	6.14	1,000.00	1,018.90	+	5.93
Class P
Actual	1,000.00	1,067.60		3.06	1,000.00	895.00		2.79
Hypothetical 5% return	1,000.00	1,021.80	+	2.99	1,000.00	1,021.90	+	2.97

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A	Class C	Institutional	Investor	Class R6	Class R	Class P
Absolute Return Tracker	0.98%	1.73%	0.61%	0.73%	0.60%	1.23%	0.60%
Commodity Strategy	0.93	1.68	0.60	0.68	0.59	1.18	0.59

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

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GOLDMAN SACHS ALTERNATIVE FUNDS II

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS ALTERNATIVE FUNDS II

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited)

Background

The Goldman Sachs Absolute Return Tracker Fund and Goldman Sachs Commodity Strategy Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”). At the Annual Meeting, the Board also considered the sub-advisory agreement (the “Sub-Advisory Agreement” and, together with the Management Agreement, the “Agreements”) between the Investment Adviser and CoreCommodity Management, LLC (the “Sub-Adviser”) on behalf of the Commodity Strategy Fund.

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement and the Sub-Advisory Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates and the Sub-Adviser, including, as applicable, information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and the Sub-Adviser and the Sub-Adviser’s portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Agreements and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider; and
(ii)	the Fund’s expense trends over time;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS ALTERNATIVE FUNDS II

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, (with respect to the Absolute Return Tracker Fund) securities lending, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)

portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; information on the Sub-Adviser’s compensation arrangements; and the number and types of accounts managed by the portfolio managers;

(m)

the nature and quality of the services provided to the Fund by its unaffiliated service providers (as well as the Sub-Adviser), and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(n)

the Investment Adviser’s and Sub-Adviser’s processes and policies addressing various types of potential conflicts of interest; their approaches to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Agreements at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Funds and the respective services of the Investment Adviser and its affiliates, and the Sub-Adviser, as applicable. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. In addition, the Trustees periodically received written materials and oral presentations from the Sub-Adviser. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. The Trustees reviewed a written response prepared by the Sub-Adviser to a similar request for information submitted to the Sub-Adviser by the Investment Adviser. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates (including, with respect to the Commodity Strategy Fund, the Investment Adviser’s oversight of the Sub-Adviser). The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s and the Sub-Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates. In addition, the Trustees reviewed the Sub-Adviser oversight process that the Investment Adviser had employed, which included areas such as investment analytics, risk management and compliance.

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GOLDMAN SACHS ALTERNATIVE FUNDS II

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. For the Absolute Return Tracker Fund, they noted the efforts of the Fund’s portfolio management team to continue to enhance the investment models used in managing the Fund.

The Trustees observed that the Absolute Return Tracker Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-, three-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-, five-, and ten-year periods and underperformed for the one-year period ended March 31, 2023. They also noted that the Absolute Return Tracker Fund had experienced a benchmark index change and certain portfolio management changes in 2022. The Trustees considered that the Commodity Strategy Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period, and in the fourth quartile for the one-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the three-year period and underperformed for the one-, five-, and ten-year periods ended March 31, 2023. They noted that the Sub-Adviser began sub-advising the Commodity Strategy Fund at the beginning of 2021.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder and, with respect to the Commodity Strategy Fund, the fee rate payable by the Investment Adviser under the sub-advisory agreement with the Sub-Adviser. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. With respect to each Fund, the Trustees noted that the Investment Adviser had agreed to waive a portion of its management fee in an amount equal to the entire management fee paid to the Investment Adviser as the investment adviser to each Fund’s wholly-owned subsidiary. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on

64

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory

Agreement (Unaudited) (continued)

the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

Average Daily Net Assets	Absolute Return Tracker Fund	Commodity Strategy Fund

First $1 billion	0.70%	—
Next $1 billion	0.63	—
First $2 billion	—	0.50%
Next $3 billion	0.60	0.45
Next $3 billion	0.59	0.43
Over $8 billion	0.53	0.42

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the Absolute Return Tracker Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) with respect to the Absolute Return Tracker Fund, fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Absolute Return Tracker Fund’s cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers (including the Sub-Adviser) may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

65

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Absolute Return Tracker Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Fund in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

Sub-Advisory Agreement with CoreCommodity Management, LLC

Nature, Extent, and Quality of the Services to be Provided Under the Sub-Advisory Agreement

In evaluating the Sub-Advisory Agreement, the Trustees relied upon materials furnished and presentations made by the Investment Adviser and Sub-Adviser. In evaluating the nature, extent, and quality of services provided by the Sub-Adviser, the Trustees considered information on the services provided to the Fund by the Sub-Adviser, including information about the Sub-Adviser’s (a) personnel and compensation structure; (b) track record in managing the Fund and other funds and/or accounts with investment strategies similar to those employed on behalf of the Fund; (c) policies and procedures in place to address potential conflicts of interest; and (d) compliance program and code of ethics. In this regard, they also considered assessments provided by the Investment Adviser of the Sub-Adviser, the Sub-Adviser’s investment strategies and personnel, and its compliance program. The Trustees also considered information regarding the Sub-Adviser’s business continuity planning and remote operations capabilities.

Costs of Services Provided

The Trustees reviewed the terms of the Sub-Advisory Agreement, including the schedule of fees payable to the Sub-Adviser. They considered the breakpoints in the sub-advisory fee rate payable under the Sub-Advisory Agreement. The Trustees noted that the compensation paid to the Sub-Adviser is paid by the Investment Adviser, not by the Fund. They also considered the expense limitations that substantially reduce the fees retained by the Investment Adviser, and that the retention of the Sub-Adviser does not directly increase the fees incurred by the Fund for advisory services. They considered the Investment Adviser’s belief that the relationship between the management fees paid by the Fund and the sub-advisory fees paid by the Investment Adviser is appropriate given the level of services the Investment Adviser provides to the Fund and significant differences in cost drivers and risks associated with the respective services offered by the Investment Adviser and the Sub-Adviser.

66

GOLDMAN SACHS ALTERNATIVE FUNDS II

Statement Regarding Basis for Approval of Management Agreement and Sub-Advisory Agreement (Unaudited) (continued)

Conclusion

In connection with their consideration of the Sub-Advisory Agreement, the Trustees gave weight to various factors, but did not identify any particular factor as controlling their decision. After deliberation and consideration of the information provided, including the factors described above, the Trustees, including the Independent Trustees, unanimously concluded, in the exercise of their business judgment, that the sub-advisory fees paid by the Investment Adviser to the Sub-Adviser were reasonable in light of the factors considered, and that the Sub-Advisory Agreement should be approved and continued until June 30, 2024.

67

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. The Fund will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances. Holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages. The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about a Fund’s may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). © 2023 Goldman Sachs. All rights reserved. 329101- OTU- 08/2023 SELSAT2SAR-23

Goldman Sachs Funds Semi-Annual Report June 30, 2023 Dynamic Global Equity Fund

Goldman Sachs Dynamic Global Equity Fund

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Dynamic Global Equity Fund

The following are highlights both of key factors affecting the global capital markets and of any key changes made to the Goldman Sachs Dynamic Global Equity Fund (the “Fund”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Fund’s annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

∎	Overall, the global capital markets generated gains during the Reporting Period.

∎	Global equities, as represented by the MSCI All Country World Index (Net, USD, Unhedged), returned 13.93%.

∎	Global fixed income, as represented by the Bloomberg Global Aggregate Index (Gross, USD, Hedged), returned 2.97%.

∎

During the first quarter of 2023, when the Reporting Period started, investors focused on the evolution of the European energy crisis, the speed of China’s economic reopening and the pace of disinflation in the U.S.

∎

U.S. inflation was not moderating as quickly as U.S. Federal Reserve (“Fed”) policymakers had hoped, and they maintained a hawkish stance, raising short-term interest rates twice during the quarter—by 25 basis points each time. (Hawkish tends to suggest higher interest rates; opposite of dovish. A basis point is 1/100th of a percentage point.)

∎

In March 2023, investor sentiment was dominated by worries about the U.S. and European banking sectors. Swift response from U.S. and European policymakers rather quickly calmed nerves, but the turmoil made the Fed’s decisions on interest rates more complex given its objective of mitigating downside risks to economic growth while combating persistent inflation amid a tight labor market.

∎

Investor concerns about a potential European energy crisis eased, while China’s economy continued to reopen after the Chinese government had finally lifted its stringent zero-COVID policy in January 2023.

∎	For the first quarter overall, global equities generated solidly positive returns, with developed markets equities outperforming emerging markets equities.

∎	There was substantial dispersion of returns across broad equity indices, with growth equities materially outperforming value equities.

∎	Within developed equity markets, non-U.S. equities outpaced U.S. equities.

∎	In the U.S. equity market, information technology equities broadly outperformed financials and energy equities.

∎	As for global fixed income, yields broadly declined during the first quarter, leading to positive bond returns.

∎	During the second quarter of 2023, as economic growth remained resilient, many market participants reconsidered their previous expectations of a global economic slowdown.

∎	Central banks focused on combating inflation, which decreased but remained elevated.

∎	The Fed raised interest rates by another 25 basis points, while the European Central Bank and Bank of England raised interest rates 50 basis points and 75 basis points, respectively.

∎

In June 2023, according to the Fed’s median dot plot projection, policymakers increased their estimate for the peak federal funds rate to 5.6%, up from 5.1% in March. (The dot plot shows interest rate projections of the members of the Federal Open Market Committee.)

∎

For the second quarter overall, global equities recorded positive returns, with developed markets equities outperforming emerging markets equities on the back of better than consensus expected first quarter corporate earnings in the developed markets.

∎	European equities, while posting positive returns, underperformed other developed equity markets, such as Japan and the U.S.

∎

In the U.S., equity gains were fueled by rallies in the information technology and consumer discretionary sectors. The advance in the information technology sector was driven in part by market expectations of artificial intelligence (“AI”) potential and the growing demand for AI processors.

∎

Regarding global fixed income, performance was broadly negative during the second quarter as bond yields increased. Duration-sensitive assets sold off as higher interest rates and expectations for further monetary policy tightening weighed on market sentiment.

1

MARKET REVIEW

Fund Changes and Highlights

No material changes were made to the Fund during the Reporting Period.

2

FUND BASICS

Dynamic Global Equity Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	MSCI® ACWI Index[2]

Class A	13.11%	13.93%

Class C	12.74	13.93

Institutional	13.31	13.93

Service	13.06	13.93

Investor	13.23	13.93

Class R6	13.33	13.93
Class R	12.97	13.93

Class P	13.36	13.93

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The Fund’s benchmark is the MSCI All Country World Index (Net, USD, Unhedged) (“MSCI® ACWI Index”). The MSCI® ACWI Index is a free float-adjusted market capitalization weighted index that is designed to measure the equity market performance of developed and emerging markets. The MSCI ACWI captures large and mid cap representation across 23 Developed Markets (DM) and 24 Emerging Markets (EM) countries. DM countries include: Australia, Austria, Belgium, Canada, Denmark, Finland, France, Germany, Hong Kong, Ireland, Israel, Italy, Japan, Netherlands, New Zealand, Norway, Portugal, Singapore, Spain, Sweden, Switzerland, the UK and the US. EM countries include: Brazil, Chile, China, Colombia, Czech Republic, Egypt, Greece, Hungary, India, Indonesia, Korea, Malaysia, Mexico, Pakistan, Peru, Philippines, Poland, Qatar, Saudi Arabia, South Africa, Taiwan, Thailand, Turkey and United Arab Emirates. The index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an unmanaged index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

3

FUND BASICS

Dynamic Global Equity Fund

as of June 30, 2023

†

Strategic allocation is the process of determining the areas of the global markets in which to invest, and in what long-term proportion, for each underlying fund (“Underlying Fund”, collectively, the “Underlying Funds”). Our global approach attempts to generate strong long-term returns across geographies and asset classes, and is determined through a careful review of market opportunities and risk/return tradeoffs. On a monthly basis or as needed, we shift assets around the strategic allocation, over and under-weighting asset classes and countries relative to the neutral starting point, seeking to benefit from changing short-term conditions in global capital markets. This is called tactical asset allocation. The percentage shown for each weighting reflects the value of that weighting as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities.

‡

Generally, dynamic fund weightings are rebalanced approximately monthly, but they may be rebalanced more or less frequently at the discretion of the Investment Adviser based on the market environment and its macro views. The weightings in the chart above reflect the allocations as of June 30, 2023. Actual weightings in the Fund may differ from the figures shown above due to rounding, differences in returns of the Underlying Funds, or both. The above figures are not indicative of future allocations.

4

FUND BASICS

Dynamic Global Equity Fund

as of June 30, 2023

OVERALL UNDERLYING FUND WEIGHTINGS *

Percentage of Net Assets

*

The Fund is actively managed and, as such, its composition may differ over time. The percentage shown for each Underlying Fund reflects the value of that Underlying Fund as a percentage of net assets of the Fund. Figures in the above graph may not sum to 100% due to rounding and/or the exclusion of other assets and liabilities. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Underlying Funds(a) – 89.3%

Equity – 31.9%
1,383,711	Goldman Sachs Large Cap Value Insights Fund - Class R6	$30,303,281
1,922,760	Goldman Sachs International Equity Insights Fund - Class R6	25,611,169
920,248	Goldman Sachs Large Cap Growth Insights Fund - Class R6	25,177,991
1,034,113	Goldman Sachs Emerging Markets Equity Insights Fund - Class R6	8,231,541
289,692	Goldman Sachs Small Cap Equity Insights Fund - Class R6	7,077,170
256,212	Goldman Sachs Global Infrastructure Fund - Class R6	3,125,780
147,938	Goldman Sachs International Small Cap Insights Fund - Class R6	1,719,040

		101,245,972

Exchange Traded Funds – 57.4%
969,945	Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	84,676,198
1,375,822	Goldman Sachs ActiveBeta International Equity ETF	43,132,020
746,753	Goldman Sachs ActiveBeta Emerging Markets Equity ETF	22,327,915
428,377	Goldman Sachs MarketBeta International Equity ETF	22,078,550
247,230	Goldman Sachs MarketBeta Emerging Markets Equity ETF	10,132,524

		182,347,207

TOTAL UNDERLYING FUNDS – 89.3% (Cost $233,175,278)		$283,593,179

Shares	Dividend Rate	Value

Investment Company(a) – 6.5%

Goldman Sachs Financial Square Government Fund - Institutional Shares
20,525,752	5.022%	$20,525,752
(Cost $ 20,525,752)

TOTAL INVESTMENTS – 95.8% (Cost $ 253,701,030)		$304,118,931

OTHER ASSETS IN EXCESS OF LIABILITIES – 4.2%		13,472,077

NET ASSETS – 100.0%		$317,591,008

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

(a)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS — At June 30, 2023, the Fund had the following forward foreign currency exchange contracts:

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED GAIN

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Gain

MS & Co. Int. PLC	USD	934,285	AUD	1,390,000	09/20/23	$ 6,217
	USD	335,219	HKD	2,620,000	09/20/23	240
	USD	55,071	ILS	200,000	09/20/23	946
	USD	2,441,161	JPY	335,000,000	09/20/23	89,810
	USD	156,728	SGD	210,000	09/20/23	967

TOTAL						$98,180

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS
Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC	USD	1,217,241	CHF	1,090,000	09/20/23	$(11,073)

6	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

FORWARD FOREIGN CURRENCY EXCHANGE CONTRACTS WITH UNREALIZED LOSS (continued)

Counterparty	Currency Purchased		Currency Sold		Settlement Date	Unrealized Loss

MS & Co. Int. PLC (continued)	USD	331,892	DKK	2,290,000	09/20/23	$(5,402)
	USD	4,023,005	EUR	3,730,000	09/20/23	(63,770)
	USD	1,838,432	GBP	1,470,000	09/20/23	(28,841)
	USD	77,596	NOK	850,000	09/20/23	(1,819)
	USD	24,319	NZD	40,000	09/20/23	(220)
	USD	403,513	SEK	4,350,000	09/20/23	(1,393)

TOTAL						$(112,518)

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	190	09/15/23	$42,638,375	$1,290,063
S&P Toronto Stock Exchange 60 Index	16	09/14/23	2,943,589	44,591

TOTAL FUTURES CONTRACTS				$1,334,654

PURCHASED AND WRITTEN OPTIONS CONTRACTS — At June 30, 2023, the Fund had the following purchased and written options:

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,375.000	07/05/2023	(5)	$ (2,187,500)	$ (37,550)	$ (7,587)	$ (29,963)
S&P 500 Index	4,450.000	07/12/2023	(5)	(2,225,000)	(15,200)	(13,629)	(1,571)
S&P 500 Index	4,490.000	07/19/2023	(5)	(2,245,000)	(11,575)	(7,114)	(4,461)
S&P 500 Index	4,475.000	07/26/2023	(5)	(2,237,500)	(20,625)	(7,874)	(12,751)
S&P 500 Index	4,285.000	07/31/2023	(1)	(428,500)	(19,195)	(4,578)	(14,617)
S&P 500 Index	4,315.000	07/31/2023	(1)	(431,500)	(16,505)	(3,193)	(13,312)
S&P 500 Index	4,360.000	07/31/2023	(2)	(872,000)	(25,320)	(5,358)	(19,962)
S&P 500 Index	4,420.000	07/31/2023	(1)	(442,000)	(8,045)	(2,599)	(5,446)
S&P 500 Index	4,485.000	07/31/2023	(4)	(1,794,000)	(16,475)	(16,475)	—
S&P 500 Index	4,490.000	07/31/2023	(4)	(1,796,000)	(15,567)	(15,567)	—
S&P 500 Index	4,495.000	07/31/2023	(4)	(1,798,000)	(14,694)	(14,694)	—
S&P 500 Index	4,500.000	07/31/2023	(5)	(2,250,000)	(17,800)	(16,717)	(1,083)
S&P 500 Index	4,505.000	07/31/2023	(4)	(1,802,000)	(13,066)	(13,066)	—
S&P 500 Index	4,535.000	08/31/2023	(1)	(453,500)	(5,400)	(2,744)	(2,656)
S&P 500 Index	4,555.000	08/31/2023	(1)	(455,500)	(4,560)	(3,782)	(778)
S&P 500 Index	4,570.000	08/31/2023	(1)	(457,000)	(3,995)	(2,818)	(1,177)

			(49)	$(21,875,000)	$(245,572)	$(137,795)	$(107,777)

Puts
S&P 500 Index	4,230.000	07/05/2023	(5)	(2,115,000)	(150)	(16,165)	16,015
S&P 500 Index	4,320.000	07/12/2023	(5)	(2,160,000)	(1,800)	(16,157)	14,357
S&P 500 Index	4,340.000	07/19/2023	(5)	(2,170,000)	(5,025)	(18,235)	13,210

The accompanying notes are an integral part of these financial statements.	7

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Schedule of Investments (continued) June 30, 2023 (Unaudited)

ADDITIONAL INVESTMENT INFORMATION (continued)

EXCHANGE TRADED OPTIONS ON EQUITY CONTRACTS (continued)

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

S&P 500 Index	$4,330.000	07/26/2023	(5)	$ (2,165,000)	$ (7,625)	$ (17,526)	$ 9,901
S&P 500 Index	3,985.000	07/31/2023	(1)	(398,500)	(330)	(6,574)	6,244
S&P 500 Index	4,030.000	07/31/2023	(1)	(403,000)	(380)	(8,424)	8,044
S&P 500 Index	4,105.000	07/31/2023	(2)	(821,000)	(1,040)	(14,524)	13,484
S&P 500 Index	4,215.000	07/31/2023	(1)	(421,500)	(915)	(5,064)	4,149
S&P 500 Index	4,305.000	07/31/2023	(1)	(430,500)	(1,585)	(4,408)	2,823
S&P 500 Index	4,330.000	07/31/2023	(1)	(433,000)	(1,870)	(4,467)	2,597
S&P 500 Index	4,340.000	07/31/2023	(4)	(1,736,000)	(8,485)	(8,485)	—
S&P 500 Index	4,345.000	07/31/2023	(4)	(1,738,000)	(8,788)	(8,788)	—
S&P 500 Index	4,350.000	07/31/2023	(4)	(1,740,000)	(9,116)	(9,116)	—
S&P 500 Index	4,355.000	07/31/2023	(4)	(1,742,000)	(9,476)	(9,476)	—
S&P 500 Index	4,360.000	07/31/2023	(4)	(1,744,000)	(9,340)	(9,821)	481
S&P 500 Index	4,290.000	08/31/2023	(1)	(429,000)	(3,540)	(6,359)	2,819
S&P 500 Index	4,310.000	08/31/2023	(2)	(862,000)	(7,670)	(12,238)	4,568

			(50)	$(21,508,500)	$ (77,135)	$(175,827)	$98,692

Total written option contracts			(99)	$(43,383,500)	$(322,707)	$(313,622)	$(9,085)

EXCHANGE TRADED OPTIONS ON FUTURES

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Purchased option contracts
Calls
3 Month SOFR	$96.625	06/13/2025	25	$ 62,500	$ 41,719	$ 43,077	$ (1,358)
3 Month SOFR	97.250	03/14/2025	72	180,000	70,200	131,717	(61,517)
3 Month SOFR	95.250	09/13/2024	15	37,500	31,875	60,736	(28,861)
3 Month SOFR	95.125	06/14/2024	16	40,000	25,700	57,002	(31,302)
3 Month SOFR	97.750	06/14/2024	97	242,500	26,675	144,545	(117,870)
3 Month SOFR	97.250	12/13/2024	79	197,500	63,200	127,273	(64,073)
3 Month SOFR	97.250	09/13/2024	47	117,500	28,494	63,153	(34,659)
3 Month SOFR	97.250	06/14/2024	32	80,000	12,600	31,185	(18,585)
3 Month SOFR	95.000	03/15/2024	30	75,000	31,125	89,051	(57,926)
3 Month SOFR	97.750	03/15/2024	110	275,000	14,437	149,570	(135,133)
3 Month SOFR	97.500	12/15/2023	73	182,500	5,019	96,677	(91,658)
3 Month SOFR	96.500	03/14/2025	25	62,500	39,375	42,333	(2,958)
3 Month SOFR	96.250	12/13/2024	24	60,000	36,450	37,784	(1,334)
3 Month SOFR	96.000	09/13/2024	23	57,500	31,194	32,679	(1,485)
3 Month SOFR	97.250	09/15/2023	30	75,000	938	41,358	(40,420)
3 Month SOFR	96.625	09/12/2025	24	60,000	43,350	44,642	(1,292)
3 Month SOFR	95.375	06/14/2024	6	15,000	8,212	22,050	(13,838)
3 Month SOFR	95.375	09/13/2024	6	15,000	11,812	24,468	(12,656)
3 Month SOFR	95.375	03/15/2024	6	15,000	4,763	19,105	(14,342)
3 Month SOFR	97.250	06/13/2025	66	165,000	73,425	81,708	(8,283)
3 Month SOFR	97.000	03/14/2025	51	127,500	58,331	67,693	(9,362)
3 Month SOFR	97.500	09/12/2025	76	190,000	76,950	85,676	(8,726)
3 Month SOFR	97.500	12/12/2025	70	175,000	76,125	84,162	(8,037)
3 Month SOFR	98.500	06/14/2024	41	102,500	6,150	6,245	(95)

TOTAL			1,044	$2,610,000	$818,119	$1,583,889	$(765,770)

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Currency Abbreviations:
AUD	—Australian Dollar
CHF	—Swiss Franc
DKK	—Denmark Krone
EUR	—Euro
GBP	—British Pound
HKD	—Hong Kong Dollar
ILS	—Israeli Shekel
JPY	—Japanese Yen
NOK	—Norwegian Krone
NZD	—New Zealand Dollar
SEK	—Swedish Krona
SGD	—Singapore Dollar
USD	—U.S. Dollar

Investment Abbreviations:
ETF	—Exchange Traded Fund

Abbreviations:
MS & Co. Int. PLC	—Morgan Stanley & Co. International PLC
SOFR	—Secured Overnight Funding Rate

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Assets and Liabilities June 30, 2023 (Unaudited)

Assets:

Investments in affiliated issuers, at value (cost $253,701,030)	$304,118,931
Purchased options, at value (premium paid $1,583,889)	818,119
Cash	6,150,543
Foreign currencies, at value (cost $36,116)	48,208
Unrealized gain on forward foreign currency exchange contracts	98,180
Variation margin on futures contracts	523,013
Receivables:
Collateral on certain derivative contracts(a)	6,825,953
Investments sold	119,302
Dividends	85,825
Due from broker	33,918
Reimbursement from investment adviser	33,428
Fund shares sold	18,269
Other assets	81,077

Total assets	318,954,766

Liabilities:

Written option contracts, at value (premium received $313,622)	322,707
Unrealized loss on forward foreign currency exchange contracts	112,518
Payables:
Investments purchased	474,683
Fund shares redeemed	217,012
Distribution and Service fees and Transfer Agency fees	64,870
Management fees	38,596
Accrued expenses	133,372

Total liabilities	1,363,758

Net Assets:

Paid-in capital	267,630,818
Total distributable earnings	49,960,190

NET ASSETS	$317,591,008
Net Assets:
Class A	$153,009,294
Class C	6,839,777
Institutional	17,179,780
Service	277,800
Investor	5,175,762
Class R6	3,295,822
Class R	6,022,354
Class P	125,790,419
Total Net Assets	$317,591,008
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	7,812,699
Class C	362,898
Institutional	862,380
Service	14,205
Investor	268,694
Class R6	164,982
Class R	311,345
Class P	6,308,607
Net asset value, offering and redemption price per share:(b)
Class A	$19.58
Class C	18.85
Institutional	19.92
Service	19.56
Investor	19.26
Class R6	19.98
Class R	19.34
Class P	19.94

(a)	Includes segregated cash of $2,259,136, $450,000 and $4,116,817 relating to initial margin requirements and/or collateral on futures, forward foreign currency and options, respectively.
(b)

Maximum public offering price per share for Class A Shares is $20.72. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value or the original purchase price of the shares.

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statement of Operations For the Six Months Ended June 30, 2023 (Unaudited)

Investment Income:

Dividends — affiliated issuers	$3,232,909
Interest	40,724

Total investment income	3,273,633

Expenses:

Management fees	228,209
Distribution and Service (12b-1) fees(a)	222,489
Transfer Agency fees(a)	152,799
Registration fees	64,988
Professional fees	48,934
Printing and mailing costs	42,387
Custody, accounting and administrative services	34,605
Trustee fees	13,403
Service fees — Class C	8,420
Shareholder Administration fees — Service Class	323
Other	8,581

Total expenses	825,138

Less — expense reductions	(203,066)

Net expenses	622,072

NET INVESTMENT INCOME	2,651,561

Realized and unrealized gain (loss):

Net realized gain (loss) from:
Investments — affiliated issuers	2,240,057
Purchased options	(636,562)
Futures contracts	2,380,086
Written options	1,054,298
Forward foreign currency exchange contracts	(70,488)
Foreign currency transactions	(195)
Net change in unrealized gain (loss) on:
Investments — affiliated issuers	27,220,178
Purchased options	259,146
Futures contracts	2,675,257
Written options	(74,808)
Forward foreign currency exchange contracts	255,459
Foreign currency translation	(10,048)

Net realized and unrealized gain	35,292,380

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$37,943,941

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Dynamic Global Equity	$182,831	$25,260	$325	$14,073	$117,011	$5,389	$3,228	$52	$3,973	$460	$4,504	$18,182

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Statements of Changes in Net Assets

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$ 2,651,561	$ 5,138,272
Net realized gain	4,967,196	98,701,169
Net change in unrealized gain (loss)	30,325,184	(185,947,610)

Net increase (decrease) in net assets resulting from operations	37,943,941	(82,108,169)

Distributions to shareholders:

From distributable earnings:
Class A Shares	—	(8,322,811)
Class C Shares	—	(356,729)
Institutional Shares	—	(935,882)
Service Shares	—	(14,214)
Investor Shares	—	(305,792)
Class R6 Shares	—	(184,875)
Class R Shares	—	(309,964)
Class P Shares	—	(7,378,069)
Return of capital:
Class A Shares	—	(269,596)
Class C Shares	—	(9,498)
Institutional Shares	—	(32,264)
Service Shares	—	(449)
Investor Shares	—	(10,356)
Class R6 Shares	—	(6,090)
Class R Shares	—	(9,649)
Class P Shares	—	(253,414)

Total distributions to shareholders	—	(18,399,652)

From share transactions:

Proceeds from sales of shares	7,093,723	18,285,991
Reinvestment of distributions	—	17,684,945
Cost of shares redeemed in connection with in-kind transactions	—	(532,139,980)
Cost of shares redeemed	(20,647,594)	(42,571,755)

Net decrease in net assets resulting from share transactions	(13,553,871)	(538,740,799)

TOTAL INCREASE (DECREASE)	24,390,070	(639,248,620)

Net assets:

Beginning of period	293,200,938	932,449,558

End of period	$317,591,008	$ 293,200,938

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Class A Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$17.31		$22.80	$21.36	$19.32	$16.26	$18.84

Net investment income (a)(b)	0.15		0.28	0.31	0.18	0.29	0.20

Net realized and unrealized gain (loss)	2.12		(4.67)	3.96	2.36	3.86	(2.35)

Total from investment operations	2.27		(4.39)	4.27	2.54	4.15	(2.15)

Distributions to shareholders from net investment income	—		(0.52)	(1.01)	(0.18)	(0.27)	(0.43)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—
Distributions to shareholders from return of capital	—		(0.03)	—	—	—	—

Total distributions	—		(1.10)	(2.83)	(0.50)	(1.09)	(0.43)

Net asset value, end of period	$19.58		$17.31	$22.80	$21.36	$19.32	$16.26

Total return(c)	13.11%		(19.31)%	20.07%	13.15%	25.66%	(11.40)%

Net assets, end of period (in 000s)	$153,009		$140,666	$185,213	$166,449	$162,028	$135,758

Ratio of net expenses to average net assets(d)	0.57	%(e)	0.56%	0.56%	0.57%	0.58%	0.58%

Ratio of total expenses to average net assets(d)	0.70	%(e)	0.70%	0.60%	0.64%	0.66%	0.66%

Ratio of net investment income to average net assets(b)	1.58	%(e)	1.42%	1.29%	0.98%	1.56%	1.09%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Class C Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$16.72		$22.04	$20.71	$18.74	$15.77	$18.01

Net investment income (loss)(a)(b)	0.07		0.11	0.10	0.02	0.10	(0.05)

Net realized and unrealized gain (loss)	2.06		(4.49)	3.86	2.28	3.77	(2.12)

Total from investment operations	2.13		(4.38)	3.96	2.30	3.87	(2.17)

Distributions to shareholders from net investment income	—		(0.37)	(0.81)	(0.01)	(0.08)	(0.07)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—
Distributions to shareholders from return of capital	—		(0.02)	—	—	—	—

Total distributions	—		(0.94)	(2.63)	(0.33)	(0.90)	(0.07)

Net asset value, end of period	$18.85		$16.72	$22.04	$20.71	$18.74	$15.77

Total return(c)	12.74%		(19.91)%	19.19%	12.29%	24.72%	(12.04)%

Net assets, end of period (in 000s)	$6,840		$6,659	$10,309	$13,716	$17,348	$23,020

Ratio of net expenses to average net assets(d)	1.32	%(e)	1.31%	1.31%	1.32%	1.33%	1.33%

Ratio of total expenses to average net assets(d)	1.45	%(e)	1.45%	1.35%	1.39%	1.41%	1.40%

Ratio of net investment income (loss) to average net assets(b)	0.79	%(e)	0.59%	0.45%	0.13%	0.58%	(0.29)%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Institutional Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$17.58		$23.13	$21.63	$19.55	$16.43	$19.01

Net investment income(a)(b)	0.18		0.35	0.39	0.23	0.34	0.09

Net realized and unrealized gain (loss)	2.16		(4.73)	4.03	2.42	3.93	(2.20)

Total from investment operations	2.34		(4.38)	4.42	2.65	4.27	(2.11)

Distributions to shareholders from net investment income	—		(0.58)	(1.10)	(0.25)	(0.33)	(0.47)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—

Distributions to shareholders from return of capital	—		(0.04)	—	—	—	—

Total distributions	—		(1.17)	(2.92)	(0.57)	(1.15)	(0.47)

Net asset value, end of period	$19.92		$17.58	$23.13	$21.63	$19.55	$16.43

Total return(c)	13.31%		(18.98)%	20.50%	13.56%	26.18%	(11.07)%

Net assets, end of period (in 000s)	$17,180		$14,970	$19,052	$14,179	$13,423	$16,974

Ratio of net expenses to average net assets(d)	0.20	%(e)	0.19%	0.19%	0.19%	0.20%	0.19%

Ratio of total expenses to average net assets(d)	0.33	%(e)	0.33%	0.24%	0.26%	0.28%	0.26%

Ratio of net investment income to average net assets(b)	1.98	%(e)	1.80%	1.62%	1.25%	1.82%	0.47%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Service Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$17.30		$22.78	$21.35	$19.30	$16.20	$18.75

Net investment income(a)(b)	0.14		0.25	0.29	0.15	0.21	0.15

Net realized and unrealized gain (loss)	2.12		(4.66)	3.94	2.37	3.89	(2.31)

Total from investment operations	2.26		(4.41)	4.23	2.52	4.10	(2.16)

Distributions to shareholders from net investment income	—		(0.52)	(0.98)	(0.15)	(0.18)	(0.39)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—

Total distributions	—		(1.07)	(2.80)	(0.47)	(1.00)	(0.39)

Net asset value, end of year	$19.56		$17.30	$22.78	$21.35	$19.30	$16.20

Total return(c)	13.06%		(19.39)%	19.90%	13.04%	25.49%	(11.48)%

Net assets, end of period (in 000s)	$278		$244	$310	$269	$380	$543

Ratio of net expenses to average net assets(d)	0.70	%(e)	0.69%	0.69%	0.69%	0.70%	0.69%

Ratio of total expenses to average net assets(d)	0.83	%(e)	0.83%	0.74%	0.76%	0.78%	0.77%

Ratio of net investment income to average net assets(b)	1.48	%(e)	1.30%	1.21%	0.79%	1.16%	0.80%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Investor Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$17.01		$22.43	$21.05	$19.04	$16.03	$18.58

Net investment income(a)(b)	0.17		0.33	0.38	0.23	0.30	0.24

Net realized and unrealized gain (loss)	2.08		(4.60)	3.89	2.33	3.84	(2.32)

Total from investment operations	2.25		(4.27)	4.27	2.56	4.14	(2.08)

Distributions to shareholders from net investment income	—		(0.56)	(1.07)	(0.23)	(0.31)	(0.47)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—
Distributions to shareholders from return of capital	—		(0.04)	—	—	—	—

Total distributions	—		(1.15)	(2.89)	(0.55)	(1.13)	(0.47)

Net asset value, end of period	$19.26		$17.01	$22.43	$21.05	$19.04	$16.03

Total return(c)	13.23%		(19.08)%	20.36%	13.44%	25.97%	(11.18)%

Net assets, end of period (in 000s)	$5,176		$4,888	$5,797	$4,908	$4,517	$5,703

Ratio of net expenses to average net assets(d)	0.32	%(e)	0.31%	0.31%	0.32%	0.33%	0.33%

Ratio of total expenses to average net assets(d)	0.45	%(e)	0.45%	0.35%	0.39%	0.41%	0.41%

Ratio of net investment income to average net assets(b)	1.83	%(e)	1.72%	1.61%	1.24%	1.66%	1.28%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Class R6 Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$17.63		$23.14	$21.63	$19.55	$16.44	$19.04

Net investment income(a)(b)	0.18		0.01	0.40	0.25	0.49	1.61

Net realized and unrealized gain (loss)	2.17		(4.39)	4.03	2.40	3.78	(3.71)

Total from investment operations	2.35		(4.38)	4.43	2.65	4.27	(2.10)

Distributions to shareholders from net investment income	—		(0.54)	(1.10)	(0.25)	(0.34)	(0.50)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—
Distributions to shareholders from return of capital	—		(0.04)	—	—	—	—

Total distributions	—		(1.13)	(2.92)	(0.57)	(1.16)	(0.50)

Net asset value, end of period	$19.98		$17.63	$23.14	$21.63	$19.55	$16.44

Total return(c)	13.33%		(18.99)%	20.55%	13.57%	26.14%	(11.00)%

Net assets, end of period (in 000s)	$3,296		$2,980	$544,796	$490,832	$478,073	$4,485

Ratio of net expenses to average net assets(d)	0.19	%(e)	0.18%	0.18%	0.18%	0.19%	0.18%

Ratio of total expenses to average net assets(d)	0.32	%(e)	0.23%	0.23%	0.25%	0.26%	0.32%

Ratio of net investment income to average net assets(b)	1.97	%(e)	0.04%	1.66%	1.36%	2.55%	9.20%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Class R Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,

	(Unaudited)		2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$17.12		$22.56	$21.17	$19.15	$16.13	$18.69

Net investment income(a)(b)	0.12		0.23	0.23	0.13	0.24	0.14

Net realized and unrealized gain (loss)	2.10		(4.61)	3.94	2.34	3.82	(2.32)

Total from investment operations	2.22		(4.38)	4.17	2.47	4.06	(2.18)

Distributions to shareholders from net investment income	—		(0.48)	(0.96)	(0.13)	(0.22)	(0.38)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—
Distributions to shareholders from return of capital	—		(0.03)	—	—	—	—

Total distributions	—		(1.06)	(2.78)	(0.45)	(1.04)	(0.38)

Net asset value, end of period	$19.34		$17.12	$22.56	$21.17	$19.15	$16.13

Total return(c)	12.97%		(19.49)%	19.76%	12.88%	25.36%	(11.63)%

Net assets, end of period (in 000s)	$6,022		$5,292	$6,611	$5,700	$5,922	$4,938

Ratio of net expenses to average net assets(d)	0.82	%(e)	0.81%	0.81%	0.82%	0.83%	0.83%

Ratio of total expenses to average net assets(d)	0.95	%(e)	0.95%	0.85%	0.89%	0.91%	0.91%

Ratio of net investment income to average net assets(b)	1.36	%(e)	1.19%	0.97%	0.70%	1.31%	0.77%

Portfolio turnover rate(f)	4%		12%	4%	12%	40%	11%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(c)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Dynamic Global Equity Fund

	Class P Shares

	Six Months Ended
	June 30, 2023		Year Ended December 31,				Period Ended

	(Unaudited)		2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$17.59		$23.15	$21.64	$19.56	$16.44	$19.43

Net investment income(b)(c)	0.18		0.35	0.40	0.26	0.37	0.31

Net realized and unrealized gain (loss)	2.17		(4.74)	4.03	2.39	3.91	(2.80)

Total from investment operations	2.35		(4.39)	4.43	2.65	4.28	(2.49)

Distributions to shareholders from net investment income	—		(0.58)	(1.10)	(0.25)	(0.34)	(0.50)

Distributions to shareholders from net realized gains	—		(0.55)	(1.82)	(0.32)	(0.82)	—
Distributions to shareholders from return of capital	—		(0.04)	—	—	—	—

Total distributions	—		(1.17)	(2.92)	(0.57)	(1.16)	(0.50)

Net asset value, end of period	$19.94		$17.59	$23.15	$21.64	$19.56	$16.44

Total return(d)	13.36%		(19.00)%	20.54%	13.57%	26.19%	(12.80)%

Net assets, end of period (in 000s)	$125,790		$117,502	$160,360	$130,610	$127,367	$103,074

Ratio of net expenses to average net assets(e)	0.19	%(f)	0.18%	0.18%	0.18%	0.19%	0.18	%(f)

Ratio of total expenses to average net assets(e)	0.32	%(f)	0.32%	0.23%	0.25%	0.27%	0.27	%(f)

Ratio of net investment income to average net assets(c)	1.96	%(f)	1.78%	1.64%	1.37%	1.96%	2.33	%(f)

Portfolio turnover rate(g)	4%		12%	4%	12%	40%	11%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Recognition of net investment income by the Fund is affected by the timing of declaration of dividends by the Underlying Funds in which the Fund invests.
(d)

Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Expense ratios exclude the expenses of the Underlying Funds in which the Fund invests.
(f)	Annualized.
(g)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The Trust includes the Goldman Sachs Dynamic Global Equity Fund (the “Fund”). The Fund is a diversified fund and currently offers eight classes of shares: Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares.

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Fund pursuant to a management agreement (the “Agreement”) with the Trust.

The Fund is expected to invest in a diversified portfolio of global equity asset classes. Such investments may include underlying funds (including exchange-traded funds (“ETFs”)) (collectively, the “Underlying Funds”), futures, forwards, options, swaps and other instruments with similar economic exposures. The Fund may invest in Underlying Funds that currently exist or that may become available for investment in the future for which GSAM or an affiliate now or in the future acts as investment adviser or principal underwriter.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. The Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The valuation policy of the Fund and Underlying Funds is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Fund may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Income distributions are recognized as capital gains or income in the financial statements in accordance with the character that is distributed.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract. Upfront payments, if any, are made or received upon entering into a swap agreement and are reflected in the Statement of Assets and Liabilities. Upfront payments are recognized over the contract’s term/event as realized gains or losses, with the exception of forward starting swap contracts whose realized gains or losses are recognized from the effective start date.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of the Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by the Fund are charged to the Fund, while such expenses incurred by the Trust are allocated across the Fund on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees. Expenses included in the accompanying financial statements reflect the expenses of the Fund and do not include any expenses associated with the Underlying Funds. Because the Underlying Funds have varied expense and fee levels and the Fund may own different proportions of the Underlying Funds at different times, the amount of fees and expenses incurred indirectly by the Fund will vary.

21

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES ( continued)

D.  Federal Taxes and Distributions to Shareholders — It is the Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, the Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid annually.

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of the Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Fund’s net assets on the Statement of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of the Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statement of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — The Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing the Fund’s NAV, in accordance with the Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Fund’s prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Fund’s policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

22

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Fund, including investments for which market quotations are not readily available. With respect to the Fund’s investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Fund’s investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Underlying Funds (including Money Market Funds) — Underlying Funds include exchange-traded funds (“ETFs”) and other investment companies. Investments in the Underlying Funds (except ETFs) are valued at the NAV per share on the day of valuation. ETFs are valued daily at the last sale price or official closing price on the principal exchange or system on which the investment is traded. Because the Fund invests in Underlying Funds that fluctuate in value, the Fund’s shares will correspondingly fluctuate in value. Underlying Funds are generally classified as Level 1 of the fair value hierarchy. To the extent that underlying ETFs are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. For information regarding an Underlying Fund’s accounting policies and investment holdings, please see the Underlying Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. The Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of the Fund and cash collateral received, if any, is reported separately on the Statement of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by the Fund, if any, is noted in the Schedule of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i. Forward Contracts — A forward contract is a contract between two parties to buy or sell an asset at a specified price on a future date. A forward contract settlement can occur on a cash or delivery basis. Forward contracts are marked-to-market daily using independent vendor prices, and the change in value, if any, is recorded as an unrealized gain or loss. Cash and certain investments may be used to collateralize forward contracts.

23

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

A forward foreign currency exchange contract is a forward contract in which the Fund agrees to receive or deliver a fixed quantity of one currency for another, at a pre-determined price at a future date. All forward foreign currency exchange contracts are marked to market daily by using the outright forward rates or interpolating based upon maturity dates, where available. Non-deliverable forward foreign currency exchange contracts are settled with the counterparty in cash without the delivery of foreign currency.

ii.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, the Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by the Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

iii.  Options — When the Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by the Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of the Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining the Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C. Fair Value Hierarchy — The following is a summary of the Fund’s investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

Investment Type	Level 1	Level 2	Level 3

Assets

Underlying Funds

Equity	$101,245,972	$—	$—

Exchange Traded Funds	182,347,207	—	—

Investment Company	20,525,752	—	—

Total	$304,118,931	$—	$—

Derivative Type

Assets

Forward Foreign Currency Exchange Contracts(a)	$—	$98,180	$—

Futures Contracts(a)	1,334,654	—	—

Purchased option contracts	818,119	—	—

Total	$2,152,773	$98,180	$—

24

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Derivative Type	Level 1	Level 2	Level 3

Liabilities

Forward Foreign Currency Exchange Contracts(a)	$—	$(112,518)	$—

Written option contracts	(322,707)	—	—

Total	$(322,707)	$(112,518)	$—

(a)	Amount shown represents unrealized gain (loss) at period end.

For further information regarding security characteristics, see the Schedule of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Fund’s investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Fund’s net exposure.

Risk	Statement of Assets and Liabilities	Assets		Statement of Assets and Liabilities	Liabilities

Currency	Receivable for unrealized gain on forward foreign currency exchange contracts.	$98,180		Payable for unrealized loss on forward foreign currency exchange contracts.	$(112,518)

Equity	Variation margin on futures contracts	1,334,654	(a)	Written options, at value	(322,707)

Interest rate	Purchased options, at value	818,119		—	—

Total		$2,250,953			$(435,225)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedule of Investments. Only current day’s variation margin is reported within the Statement of Assets and Liabilities.

The following table sets forth, by certain risk types, the Fund’s gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statement of Operations:

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Currency	Net realized gain (loss) from forward foreign currency exchange contracts/Net change in unrealized gain (loss) on forward foreign currency exchange contracts	$(70,488)	$255,459

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	3,434,384	2,600,449

Interest rate	Net realized gain (loss) from purchased options /Net change in unrealized gain (loss) on purchased options	(636,562)	259,146

Total		$2,727,334	$3,115,054

25

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

      For the six months ended June 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts, Notional Amounts, or Shares/Units(a)

Fund	Futures Contracts	Forward Contracts	Purchased Options	Written Options

Dynamic Global Equity	197	$17,979,494	2,146,250	13,033

(a)

Amounts disclosed represent average number of contracts for futures contracts, notional amounts for forward contracts, shares/units outstanding for purchased options and written options, based on absolute values, which is indicative of volume for this derivative type, for the months that the Fund held such derivatives during the six months ended June 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Fund, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Fund’s business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of the Fund’s average daily net assets of 0.15%.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of the Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Fund, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of the Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Fund, as set forth below.

The Trust, on behalf of Service Shares of the Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Fund, as set forth below.

	Distribution and/or Service Plan Rates

	Class A*	Class C	Service	Class R*

Distribution and/or Service Plan	0.25%	0.75%	0.25%	0.50%

*

With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and Service Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Fund pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs retained $2,070 of the front end sales charges and $409 of the CDSC for the Fund.

D.  Service and Shareholder Administration Plans — The Trust, on behalf of the Fund, has adopted a Service Plan to allow Class C Shares and a Shareholder Administration Plan to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration

26

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Fund, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Fund for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Fund (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of the Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Fund is not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for the Fund is 0.004%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Fund has entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Fund’s expenses and are received irrespective of the application of the “Other Expense” limitations described above.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were $203,066.

G.  Line of Credit Facility — As of June 30, 2023, the Fund participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Fund based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Fund did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — The Fund invests primarily in Class R6 Shares of the Underlying Funds (except certain Underlying Funds that are ETFs). These Underlying Funds are considered to be affiliated with the Fund. The table below shows the transactions in and earnings from investments in these Underlying Funds for the six months ended June 30, 2023 (in thousands):

     Dynamic Global Equity Fund

Underlying Fund	Beginning Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs ActiveBeta Emerging Markets Equity ETF	$17,415	$5,874	$(1,820)	$(117)	$976	$22,328	747	$356

Goldman Sachs ActiveBeta International Equity ETF	41,035	—	(1,521)	124	3,494	43,132	1,376	893

Goldman Sachs ActiveBeta U.S. Large Cap Equity ETF	81,568	—	(8,296)	2,602	8,802	84,676	970	624

Goldman Sachs Emerging Markets Equity Insights Fund — Class R6	8,654	—	(999)	(155)	732	8,232	1,034	—

Goldman Sachs Financial Square Government Fund — Institutional Shares	16,640	32,230	(28,344)	—	—	20,526	20,526	449

Goldman Sachs Global Infrastructure Fund — Class R6	3,084	42	—	—	—	3,126	256	42

27

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

Dynamic Global Equity Fund (continued)

Underlying Fund	Beginning Value as of 12/31/22	Purchases at Cost	Proceeds from Sales	Net Realized Gain (Loss)	Change In Unrealized Gain (Loss)	Ending Value as of 6/30/23	Shares as of 6/30/23	Dividend Income

Goldman Sachs International Equity Insights Fund — Class R6	$22,488	$2,100	$(1,900)	$155	$2,768	$25,611	1,923	$—

Goldman Sachs International Small Cap Insights Fund—Class R6	1,615	—	—	—	104	1,719	148	—

Goldman Sachs Large Cap Growth Insights Fund — Class R6	21,997	—	(2,401)	(641)	6,223	25,178	920	—

Goldman Sachs Large Cap Value Insights Fund — Class R6	30,401	1,013	(2,300)	50	1,139	30,303	1,384	213

Goldman Sachs MarketBeta Emerging Markets Equity ETF	9,745	—	—	—	387	10,132	247	201

Goldman Sachs MarketBeta International Equity ETF	21,833	—	(1,856)	251	1,851	22,079	428	455

Goldman Sachs Small Cap Equity Insights Fund — Class R6	6,761	—	(399)	(29)	744	7,077	290	—

Total	$283,236	$41,259	$(49,836)	$2,240	$27,220	$304,119		$3,233

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were $10,722,533 and $22,776,001, respectively.

7. TAX INFORMATION

As of the Fund’s most recent fiscal year end, December 31, 2022, the Fund’s capital loss carryforwards and certain timing differences on a tax basis were as follows:

Capital loss carryforwards:

Perpetual Short-Term	$(3,761,849)

Perpetual Long-Term	(2,896,419)

Total capital loss carryforwards	(6,658,268)

Timing differences (Late Year Loss Deferral and Straddle Loss Deferral)	$(1,570,165)

As of June 30, 2023, the Fund’s aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

Tax Cost	$255,690,507

Gross unrealized gain	52,864,245

Gross unrealized loss	(4,435,821)

Net unrealized gain	$ 48,428,424

The difference between GAAP-basis and tax basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures and options contracts and net mark to market gains/(losses) on foreign currency contracts.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

7. TAX INFORMATION (continued)

GSAM has reviewed the Fund’s tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Fund’s financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Fund’s risks include, but are not limited to, the following:

Derivatives Risk — The Fund’s use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Fund. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Fund will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Fund will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — The Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which the Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent the Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact the Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which the Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that the Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

Investments in the Underlying Funds Risk — The investments of the Fund may be concentrated in one or more Underlying Funds (including ETFs and other registered investment companies) subject to statutory limitations prescribed by the Act or exemptive relief or regulations thereunder. The Fund’s investment performance is directly related to the investment performance of the Underlying Funds it holds. The Fund is subject to the risk factors associated with the investments of the Underlying Funds and will be affected by the investment policies and practices of the Underlying Funds in direct proportion to the amount of assets allocated to each. If the Fund has a relative concentration of its portfolio in a single Underlying Fund, it may be more susceptible to adverse developments affecting that Underlying Fund, and may be more susceptible to losses because of these developments. A strategy used by the Underlying Funds may fail to produce the intended results.

Large Shareholder Transactions Risk — The Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include the Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause the Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact the Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in the Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect the Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — The Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that the Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, the Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If the Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. Liquidity risk may be the result of, among other things, the reduced number and capacity of traditional market participants to make a market in fixed income securities or the lack of an active market. The potential for liquidity risk may be magnified by a rising interest rate environment or other circumstances where investor redemptions from fixed income funds may be higher than normal, potentially causing increased supply in the market due to selling activity. These risks may be more pronounced in connection with the Fund‘s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on the Fund’s liquidity.

Market and Credit Risks — In the normal course of business, the Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which the Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact the Fund and its investments. Additionally, the Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Fund. Additionally, in the course of business, the Fund enters into contracts that contain a variety of indemnification clauses. The Fund’s maximum exposure

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

9. INDEMNIFICATIONS (continued)

under these arrangements is unknown, as this would involve future claims that may be made against the Fund that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

Subsequent events after the Statement of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Dynamic Global Equity Fund
	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	135,062	$2,522,609	236,183	$4,530,644

Reinvestment of distributions	—	—	446,499	7,930,440

Shares redeemed	(446,736)	(8,286,592)	(681,861)	(13,025,872)

	(311,674)	(5,763,983)	821	(564,788)

Class C Shares

Shares sold	8,423	150,040	19,722	368,742

Reinvestment of distributions	—	—	21,189	363,516

Shares redeemed	(43,677)	(781,084)	(110,476)	(2,050,980)

	(35,254)	(631,044)	(69,565)	(1,318,722)

Institutional Shares

Shares sold	97,643	1,820,242	268,088	5,355,557

Reinvestment of distributions	—	—	52,598	948,328

Shares redeemed	(86,827)	(1,635,158)	(292,753)	(5,615,010)

	10,816	185,084	27,933	688,875

Service Shares

Shares sold	101	1,824	392	8,293

Reinvestment of distributions	—	—	689	12,230

Shares redeemed	(1)	(14)	(588)	(11,153)

	100	1,810	493	9,370

Investor Shares

Shares sold	15,950	289,848	64,270	1,205,229

Reinvestment of distributions	—	—	18,112	316,148

Shares redeemed	(34,639)	(627,449)	(53,481)	(1,055,430)

	(18,689)	(337,601)	28,901	465,947

Class R6 Shares

Shares sold	12,491	237,351	37,681	811,416

Reinvestment of distributions	—	—	9,024	163,187

Shares redeemed in connection with in-kind transactions	—	—	(23,298,598)	(532,139,980)

Shares redeemed	(16,538)	(307,948)	(124,536)	(2,776,611)

	(4,047)	(70,597)	(23,376,429)	(533,941,988)

Class R Shares

Shares sold	13,257	242,206	35,626	688,910

Reinvestment of distributions	—	—	18,193	319,613

Shares redeemed	(11,002)	(200,912)	(37,732)	(710,778)

	2,255	41,294	16,087	297,745

Class P Shares

Shares sold	97,883	1,829,603	256,415	5,317,200

Reinvestment of distributions	—	—	422,752	7,631,483

Shares redeemed	(467,557)	(8,808,437)	(927,836)	(17,325,921)

	(369,674)	(6,978,834)	(248,669)	(4,377,238)

NET DECREASE	(726,167)	$(13,553,871)	(23,620,428)	$(538,740,799)

32

33

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund, you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares), contingent deferred sales charges on redemptions (generally with respect to Class C Shares), and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Class R and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of the Fund and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365-day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Fund’s actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Fund’s actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Fund and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees and do not include expenses of Underlying Funds in which the Fund invests. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Dynamic Global Equity Fund
	Beginning	Ending		Expenses
	Account	Account		Paid for the
	Value	Value		6 months ended
Share Class	1/1/23	6/30/23		6/30/23*
Class A
Actual	$1,000.00	$1,131.10		$2.99
Hypothetical 5% return	1,000.00	1,022.00	+	2.84
Class C
Actual	1,000.00	1,127.40		6.94
Hypothetical 5% return	1,000.00	1,018.30	+	6.59
Institutional
Actual	1,000.00	1,133.10		1.04
Hypothetical 5% return	1,000.00	1,023.80	+	0.99
Service
Actual	1,000.00	1,130.60		3.68
Hypothetical 5% return	1,000.00	1,021.30	+	3.49
Investor
Actual	1,000.00	1,132.30		1.67
Hypothetical 5% return	1,000.00	1,023.20	+	1.59
Class R6
Actual	1,000.00	1,133.30		0.99
Hypothetical 5% return	1,000.00	1,023.90	+	0.94
Class R
Actual	1,000.00	1,129.70		4.31
Hypothetical 5% return	1,000.00	1,020.70	+	4.09
Class P
Actual	1,000.00	1,133.60		0.99
Hypothetical 5% return	1,000.00	1,023.90	+	0.94

*

Expenses for each share class are calculated using the Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on the Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P

Dynamic Global Equity	0.57%	1.32%	0.20%	0.70%	0.32%	0.19%	0.82%	0.19%

34

GOLDMAN SACHS DYNAMIC GLOBAL EQUITY FUND

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

35

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Dynamic Global Equity Fund (the “Fund”) is an investment portfolio of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Fund at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Fund.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to the Fund, such matters included:

(a)

the nature and quality of the advisory, administrative, and other services provided to the Fund and the underlying funds in which it invests (the “Underlying Funds”) by the Investment Adviser and its affiliates, including information about:

(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund and the Underlying Funds, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund and the Underlying Funds invest;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations with respect to the Fund and the Underlying Funds;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule, together with the management fee schedules of the Underlying Funds, adequately addressed any economies of scale;

36

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds, including the fees received by the Investment Adviser’s affiliates from the Fund and/or the Underlying Funds for transfer agency, securities lending, portfolio trading, distribution and other services;

(k)	a summary of potential benefits derived by the Fund and/or the Underlying Funds as a result of their relationship with the Investment Adviser;
(l)

information regarding commissions paid by the Fund and the Underlying Equity Funds and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;

(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund and the Underlying Funds by their unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Fund’s distribution arrangements. They received information regarding the Fund’s assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Fund and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Fund. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Fund and the Underlying Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Fund and the Underlying Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Fund and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Fund, the Underlying Funds, and the Investment Adviser and its affiliates.

37

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Investment Performance

The Trustees also considered the investment performance of the Fund and the Underlying Funds. In this regard, they compared the investment performance of the Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on the Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed the Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Fund over time, and reviewed the investment performance of the Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Fund’s and Underlying Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the portfolio management teams of certain Underlying Funds to continue to enhance the investment models used in managing the Underlying Funds.

The Trustees observed that the Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-and ten-year periods, in the third quartile for the five-year period, and in the fourth quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-, three-, and ten-year periods and underperformed for the five-year period ended March 31, 2023. They noted that in February 2019, the Fund had been repositioned from the Equity Growth Strategy Portfolio, which involved changes to the Fund’s investment strategies.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by the Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Fund, which included both advisory and administrative services that were directed to the needs and operations of the Fund as a registered mutual fund.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Fund. The analyses provided a comparison of the Fund’s management fee to those of a relevant peer group and category universe; an expense analysis which compared the Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing the Fund’s net expenses to the peer and category medians. The analyses also compared the Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Fund.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations with respect to the Fund and the Underlying Funds. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Fund, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Fund differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed the Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy

38

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the Investment Adviser’s expense allocation methodology. Profitability data for the Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Fund. The Trustees noted that, although the Fund itself does not have breakpoints in its management fee schedules, any benefits of the breakpoints in the management fee schedules of certain Underlying Funds, when reached, would pass through to the shareholders in the Fund at the specified asset levels. The Trustees considered the amounts of assets in the Fund; the Fund’s recent purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and the profits realized by them; information comparing the fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Fund and Underlying Funds that exceed specified levels. They also considered the services provided to the Fund under the Management Agreement and the fees and expenses borne by the Underlying Funds and considered the Investment Adviser’s finding that the management fees payable by the Fund were not duplicative of the management fees paid at the Underlying Fund level.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund and/or the Underlying Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs & Co. LLC (“Goldman Sachs”); (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Fund and/or the Underlying Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Fund and/or the Underlying Funds; (d) trading efficiencies resulting from aggregation of orders of the Fund and/or the Underlying Funds with those for other funds or accounts managed by the Investment Adviser; (e) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent for certain Underlying Funds (and fees earned by the Investment Adviser for managing the fund in which those Underlying Funds’ cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Fund and the Underlying Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Fund and Underlying Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (k) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (l) the possibility that the working relationship between the Investment Adviser and the Fund’s and Underlying Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Fund and Its Shareholders

The Trustees also noted that the Fund and/or the Underlying Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Fund and/or the Underlying Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) with respect to the Fund and certain Underlying Funds, the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Fund and the Underlying Funds because of the reputation of the Goldman Sachs organization; (g) the Fund’s and Underlying Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) with respect to certain Underlying Funds, the ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Underlying Funds in connection with the program; and (i) the Fund’s and Underlying Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that

39

GOLDMAN SACHS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

many of the Fund’s shareholders invested in the Fund in part because of the Fund’s relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by the Fund were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and the Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit the Fund and its shareholders and that the Management Agreement should be approved and continued with respect to the Fund until June 30, 2024.

40

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund

∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent FUNDS PROFILE Goldman Sachs Funds OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282 The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk. The reports concerning the Fund included in this shareholder report may contain certain forward-looking statements about the factors that may affectthe performance of the Fund in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Fund, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Fund. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed. Diversification does not protect an investor from market risk and does not ensure a profit. Views and opinions expressed are for informational purposes only and do not constitute a recommendation by GSAM to buy, sell, or hold any security. Views and opinions are current as of the date of this presentation and may be subject to change. They should not be construed as investment advice. A description of the policies and procedures that the Fund uses to determine how to vote proxies relating to portfolio securities and information regarding how the Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov. References to indices, benchmarks or other measures of relative market performance over a specified period of time are provided for your information only and do not imply that the portfolio will achieve similar results. The index composition may not reflect the manner in which a portfolio is constructed. While an adviser seeks to design a portfolio which reflects appropriate risk and return features, portfolio characteristics may deviate from those of the benchmark. The Fund will file its portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders). Holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk. This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current Prospectus or summary prospectus, if applicable. Investors should consider the Fund objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the Prospectus contain this and other information about the Fund may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550). Goldman Sachs & Co. LLC is the distributor of the Goldman Sachs Funds. © 2023 Goldman Sachs. All rights reserved. 330971- OTU- 08/2023 DYNGLEQSAR-23

Goldman Sachs Funds

Semi-Annual Report	June 30, 2023

Real Estate Securities and Global Infrastructure Funds
Global Infrastructure Fund
Global Real Estate Securities
Real Estate Securities

Goldman Sachs Real Estate Securities and Global Infrastructure Funds

∎	GLOBAL INFRASTRUCTURE FUND

∎	GLOBAL REAL ESTATE SECURITIES

∎	REAL ESTATE SECURITIES

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Real Estate Securities and Global Infrastructure Funds

The following are highlights both of key factors affecting the real estate securities and infrastructure securities markets and of any key changes made to the Goldman Sachs Real Estate Securities Funds or Goldman Sachs Global Infrastructure Fund (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmark during the Reporting Period. A fuller review will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

Real Estate Securities

•

Representing the global real estate securities market, the FTSE EPRA Nareit Developed Index (USD, net) (the “FTSE Index”) returned 1.12% for the Reporting Period. The Wilshire Real Estate Securities Index (with dividends reinvested) (the “Wilshire Index”), representing the U.S. real estate securities market, returned 6.78% for the Reporting Period.

•

For the Reporting Period as a whole, the global real estate securities market underperformed the broader global equity market, as measured by the 13.93% return of the MSCI All Country World Index (net). Global real estate securities also underperformed global bonds overall, as measured by the 1.43% return of the Bloomberg Global Aggregate Bond Index.

•

While the U.S. real estate securities market performed better, it still underperformed the broader U.S. equity market, as measured by the 16.89% of the S&P 500® Index. However, the U.S. real estate securities market outperformed the U.S. bond market, as measured by the 2.09% return of the Bloomberg U.S. Aggregate Bond Index.

•

The weak performance of the global and U.S. real estate securities markets was driven primarily by concerns within the commercial real estate space relating to tightening financial condition and potential refinancing risk.

•	Still, there was wide dispersion of returns across companies and property types during the Reporting Period.

•	Within both the global and U.S. real estate securities markets, technology real estate investment trusts (“REITs”) performed best.

•	The technology REIT subsector outperformed relative to other REIT subsectors, after weak performance in 2022, due in part to interest rate increases during the Reporting Period.

•	Data centers were seeing steady growth and tight supply, which led to strong pricing.

•	Additionally, technology REITs benefited from tailwinds stemming from increasing focus on artificial intelligence (“AI”) innovation.

•	Conversely, office REITs were the weakest performing subsector in both the global and U.S. real estate securities markets.

•	Office REITs declined largely because of market concerns about tightening credit and financing conditions as well as high vacancies/low occupancy levels.

•

During the first quarter of 2023, the global real estate securities market was relatively flat, underperforming broader global equities and global bond markets. The U.S. real estate securities market fared better, but still underperformed the broader U.S. equity market.

•

Initial calendar year gains were largely on the back of heightened optimism around disinflationary signals in economic data. However, gains from January and February 2023 in the REIT market overall were given back in March after concerns surfaced surrounding potential spillover effects to commercial real estate from the regional bank crisis.

•	The self-storage REIT subsector was strongest and the office REIT subsector was weakest in both the global and U.S. real estate securities markets.

•

During the second quarter of 2023, the U.S. real estate securities market continued to perform better than the global real estate securities market, but both still underperformed their respective broader equity markets.

•

Topics front of mind were the broad impact of banks tightening lending standards, disinflationary data signaling a potential soft economic landing, the U.S. Federal Reserve’s (“Fed”) interest rate hikes slowing down, and resilient consumer spending. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

1

MARKET REVIEW

•	In both the global and U.S. real estate securities markets, technology REITs performed best, while triple net REITs were weakest.

•

At the end of the Reporting Period, interest rate hikes, still-elevated inflation, AI innovation and uncertainty stemming from the regional bank fallout were the major factors real estate securities investors were watching.

•	In our view, these market conditions had created an attractive opportunity to gain exposure to REITs at discounted valuations.

•

We viewed REITs as increasingly attractive at the end of the Reporting Period based on the asset class offering historically strong performance after a period of interest rate hikes and historically strong performance during economic recoveries.

•	Some additional key benefits REITs offered, in our opinion, included being a potential inflation and rising rate hedge.

•

Certain REITs stand to benefit, we believed, in an inflationary environment (unlike bonds) because rents can be re-set higher to reflect higher consumer prices as long as the inflation is tied to an improving economy.

•

Also, rising inflation leads to increased input costs to manufacturing, labor and construction. This limits the amount of new development projects, redirecting demand to existing assets and making them more valuable and driving rents even higher.

•	All that said, not all companies and property types will perform equally, making a compelling case for active management.

Sector and subsector allocations throughout this shareholder report are defined by Goldman Sachs Asset Management and may differ from sector and subsector allocations used by the FTSE Index and/or Wilshire Index.

Global Infrastructure Securities

•

Global infrastructure securities, as measured by the Dow Jones Brookfield Global Infrastructure Index, returned 1.37% during the Reporting Period, underperforming both the global equity and global fixed income markets.

•

These results were attributable, in the view of the Goldman Sachs Global Infrastructure Team, to increased volatility within the asset class, driven by continued interest rate hikes by central banks, broad concern about a tighter bank lending environment, and mixed economic data that suggested at various turns either a hard landing or a soft landing.

•

In the first quarter of 2023, when the Reporting Period began, global infrastructure securities were resilient, posting low single-digit positive returns. The asset class benefited from a dovish shift in market expectations for the U.S. Fed’s interest rate hiking path, reduced European energy risk, and strong momentum in China’s economic reopening. (Dovish tends to suggest lower interest rates; opposite of hawkish.)

•	Growth stocks significantly outperformed value stocks during the first calendar quarter, with big technology firms and semiconductor companies leading the way.

•	Turmoil in the banking sector appeared to increase downside risk for the U.S. economy and placed additional pressure on the Fed regarding its decisions about upcoming monetary policy action.

•	In the second calendar quarter, global infrastructure securities maintained their solid pace with low single-digit positive returns.

•

Issues that were front of mind for investors included the broad impact of banks tightening their lending standards, disinflationary data that signaled a potential soft landing, the slowing of Fed interest rate hikes and resilient consumer spending.

•	For the Reporting Period overall, there was a wide dispersion of returns across companies and infrastructure types.

•

Among market sectors, the strongest performer was transportation infrastructure, which benefited from a rebound in cross-country travel on the back of a continuing recovery among air traffic and airlines businesses.

2

MARKET REVIEW

•

The weakest performing sector was communications infrastructure, specifically telecommunication towers, which pulled back amid a sharp increase in interest rates. Telecommunication towers are capital intensive businesses and generally own long-lasting assets, so they tend to be more sensitive to interest rate movements.

•

At the end of the Reporting Period, the Goldman Sachs Global Infrastructure Team believed telecommunication towers would start to perform better once central bank rate hikes ended because of the increasing need for digitization.

•	In addition, existing assets could benefit if new supply is constrained by the high cost of land, materials and labor, which could potentially increase the pricing power of incumbents.

•

The Goldman Sachs Global Infrastructure Team remained constructive on global infrastructure securities at the end of the Reporting Period based on the unique attributes of the asset class, including its attractive yield potential, defensive characteristics, status as a beneficiary of potential U.S. government fiscal spending, and attractive return potential.

Sector and subsector allocations are defined by Goldman Sachs Asset Management and may differ from sector allocations used by the Dow Jones Brookfield Global Infrastructure Index.

Fund Changes and Highlights

Goldman Sachs Global Infrastructure Fund

•	At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of the Fund’s Class R Shares. This termination occured on July 14, 2023.

•

Effective June 15, 2023, Class R Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or were no longer eligible for exchanges from other Goldman Sachs Funds. In addition, Class R Shares of the Fund were closed to all new accounts.

Goldman Sachs Global Real Estate Securities Fund

•	The Fund outperformed its benchmark, the FTSE Index, during the Reporting Period.

•	Stock selection and subsector allocation decisions overall contributed positively to relative results. Country allocation decisions as a whole also contributed positively, albeit modestly.

•	From a subsector perspective, stock selection in diversified, residential, industrial and health care contributed most positively to the Fund’s relative results during the Reporting Period.

•	Having underweighted allocations to the office, triple net and retail subsectors, which each underperformed the FTSE Index during the Reporting Period, also added value.

•	These positive contributors were only partially offset by weak stock selection in self-storage, the only subsector to notably detract from relative results during the Reporting Period.

•	From a regional perspective, stock selection in North America, Europe and Asia/Pacific ex-Japan contributed positively. Stock selection in Japan detracted slightly.

•	At a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of the Fund’s Class R Shares. This termination occured on July 14, 2023.

•

Effective June 15, 2023, Class R Shares of the Fund were no longer sold to new investors or existing shareholders (except through reinvested dividends) or were no longer eligible for exchanges from other Goldman Sachs Funds. In addition, Class R Shares of the Fund were closed to all new accounts.

3

FUND BASICS

Global Infrastructure Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged)[2]
Class A	1.18%	1.37%
Class C	0.83	1.37
Institutional	1.33	1.37
Investor	1.31	1.37
Class R6	1.36	1.37
Class R	1.07	1.37
Class P	1.36	1.37

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Dow Jones Brookfield Global Infrastructure Index (Net, USD, Unhedged) intends to measure the stock performance of pure-play infrastructure companies domiciled globally. The index covers all sectors of the infrastructure market. Components are required to have more than 70% of cash flows derived from infrastructure lines of business. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/23[3]

Holding	% of Net Assets	Line of Business	Country

American Tower Corp.	7.9%	Specialized REITs	United States
Vinci SA	6.5	Construction & Engineering	France
Enbridge, Inc.	6.1	Oil, Gas & Consumable Fuels	Canada
National Grid PLC	6.0	Multi-Utilities	United Kingdom
Cheniere Energy, Inc.	4.2	Oil, Gas & Consumable Fuels	United States
Transurban Group	3.6	Transportation Infrastructure	Australia
Cellnex Telecom SA	3.3	Diversified Telecommunication Services	Spain
SBA Communications Corp.	3.0	Specialized REITs	United States
Ferrovial SE	2.8	Construction & Engineering	Netherlands
Crown Castle, Inc.	2.7	Specialized REITs	United States

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[4]

As of June 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Underlying sector allocations of exchange traded funds and other investment companies held by the Fund are not reflected in the graph above. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

Global Real Estate Securities Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	FTSE EPRA Nareit Developed Index (Net, USD, Unhedged)[2]

Class A	3.50%	1.12%
Class C	3.16	1.12
Institutional	3.67	1.12
Investor	3.78	1.12
Class R6	3.82	1.12
Class R	3.52	1.12
Class P	3.82	1.12

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The FTSE EPRA Nareit Developed Index (Net, USD, Unhedged) is designed to track the performance of listed real estate companies and REITs worldwide. By making the index constituents free-float adjusted, liquidity, size and revenue screened, the series is suitable for use as the basis for investment products, such as derivatives and Exchange Traded Funds (ETFs). The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/23[3]

Holding	% of Net Assets	Line of Business	Country

Prologis, Inc. REIT	7.8%	Equity Real Estate Investment Trusts	United States
Equinix, Inc. REIT	3.9	Equity Real Estate Investment Trusts	United States
AvalonBay Communities, Inc. REIT	3.1	Equity Real Estate Investment Trusts	United States
Digital Realty Trust, Inc. REIT	3.0	Equity Real Estate Investment Trusts	United States
CubeSmart REIT	3.0	Equity Real Estate Investment Trusts	United States
Welltower, Inc. REIT	2.9	Equity Real Estate Investment Trusts	United States
Simon Property Group, Inc. REIT	2.7	Equity Real Estate Investment Trusts	United States
Extra Space Storage, Inc. REIT	2.7	Equity Real Estate Investment Trusts	United States
VICI Properties, Inc. REIT	2.6	Equity Real Estate Investment Trusts	United States
Invitation Homes, Inc. REIT	2.6	Equity Real Estate Investment Trusts	United States

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK COUNTRY ALLOCATION[4]

As of June 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall country allocations may differ from percentages contained in the graph above. The percentage shown for each country reflects the value of investments in that country as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities. Sector, subsector, region and country allocations throughout this shareholder report are defined by GSAM and may differ from sector, subsector, region and country allocations used by the FTSE Index. The above graph excludes investments in the Goldman Sachs Financial Square Government Fund — Institutional Shares, which represents 1.8% of the Fund’s net assets at June 30, 2023.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

FUND BASICS

Real Estate Securities Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Wilshire U.S. Real Estate Securities Index[2]

Class A	7.75%	6.78%
Class C	7.28	6.78
Institutional	7.88	6.78
Service	7.68	6.78
Investor	7.94	6.78
Class R6	7.99	6.78
Class R	7.65	6.78
Class P	7.99	6.78

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Wilshire U.S. Real Estate Securities Index is an unmanaged market capitalization-weighted index comprised of publicly traded REITs and real estate operating companies. The figures do not reflect any fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/23[3]

Holding	% of Net Assets	Line of Business

Prologis, Inc. REIT	14.8%	Industrial
Equinix, Inc. REIT	9.7	Specialized
Welltower, Inc. REIT	5.4	Health Care
AvalonBay Communities, Inc. REIT	5.0	Residential
Digital Realty Trust, Inc. REIT	4.7	Specialized
CubeSmart REIT	4.0	Specialized
Simon Property Group, Inc. REIT	3.8	Retail
Invitation Homes, Inc. REIT	3.7	Residential
Extra Space Storage, Inc. REIT	3.6	Specialized
Public Storage REIT	3.4	Specialized

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

8

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION[4]

As of June 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value. Figures in the above graph may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

9

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.5%
Australia – 3.6%
831,766	Transurban Group (Transportation Infrastructure)	$7,919,550

Canada – 14.5%
362,626	Enbridge, Inc. (Oil, Gas & Consumable Fuels)	13,478,546
25,590	Fortis, Inc. (Electric Utilities)	1,102,799
118,281	Hydro One Ltd. (Electric Utilities)(a)	3,379,457
93,735	Keyera Corp. (Oil, Gas & Consumable Fuels)	2,161,619
77,626	Northland Power, Inc. (Independent Power and Renewable Electricity Producers)	1,619,027
158,772	Pembina Pipeline Corp. (Oil, Gas & Consumable Fuels)	4,991,775
127,590	TC Energy Corp. (Oil, Gas & Consumable Fuels)	5,156,572

		31,889,795

China – 2.2%
268,100	ENN Energy Holdings Ltd. (Gas Utilities)	3,353,419
1,706,000	Jiangsu Expressway Co. Ltd., Class H (Transportation Infrastructure)	1,571,889

		4,925,308

France – 8.2%
149,117	Engie SA (Multi-Utilities)	2,483,234
37,063	Veolia Environnement SA (Multi-Utilities)	1,173,247
123,190	Vinci SA (Construction & Engineering)	14,314,115

		17,970,596

Italy – 1.1%
576,231	Enav SpA (Transportation Infrastructure)(a)	2,455,305

Japan – 0.9%
121,200	Osaka Gas Co. Ltd. (Gas Utilities)	1,857,731

Netherlands – 2.8%
193,460	Ferrovial SE (Construction & Engineering)	6,115,672

Spain – 6.5%
28,141	Aena SME SA (Transportation Infrastructure)(a)	4,554,530
177,454	Cellnex Telecom SA (Diversified Telecommunication Services)*(a)	7,169,814
200,283	Iberdrola SA (Electric Utilities)	2,615,457

		14,339,801

United Kingdom – 7.3%
1,000,229	National Grid PLC (Multi-Utilities)	13,261,418
82,629	Severn Trent PLC (Water Utilities)	2,693,730

		15,955,148

Common Stocks – (continued)
United States – 50.4%
49,457	AES Corp. (The) (Independent Power and Renewable Electricity Producers)	1,025,244
33,726	Ameren Corp. (Multi-Utilities)	2,754,402
89,104	American Tower Corp. (Specialized REITs (REITs))	17,280,830
21,904	American Water Works Co., Inc. (Water Utilities)	3,126,796
33,084	Atmos Energy Corp. (Gas Utilities)	3,848,993
145,274	CenterPoint Energy, Inc. (Multi-Utilities)	4,234,737
60,225	Cheniere Energy, Inc. (Oil, Gas & Consumable Fuels)	9,175,881
42,466	CMS Energy Corp. (Multi-Utilities)	2,494,877
22,804	Consolidated Edison, Inc. (Multi-Utilities)	2,061,482
51,561	Crown Castle, Inc. (Specialized REITs (REITs))	5,874,860
12,145	Digital Realty Trust, Inc. (Specialized REITs (REITs))	1,382,951
66,797	DT Midstream, Inc. (Oil, Gas & Consumable Fuels)	3,311,127
42,182	Edison International (Electric Utilities)	2,929,540
67,875	Eversource Energy (Electric Utilities)	4,813,695
103,377	Exelon Corp. (Electric Utilities)	4,211,579
135,897	Kinder Morgan, Inc. (Oil, Gas & Consumable Fuels)	2,340,146
68,074	Kodiak Gas Services, Inc. (Energy Equipment & Services)*	1,105,522
3,391	Linde PLC (Chemicals)	1,292,242
44,910	NextEra Energy, Inc. (Electric Utilities)	3,332,322
46,568	ONEOK, Inc. (Oil, Gas & Consumable Fuels)	2,874,177
251,778	PG&E Corp. (Electric Utilities)*	4,350,724
28,336	SBA Communications Corp. (Specialized REITs (REITs))	6,567,151
39,314	Sempra Energy (Multi-Utilities)	5,723,725
70,639	Targa Resources Corp. (Oil, Gas & Consumable Fuels)	5,375,628
24,337	WEC Energy Group, Inc. (Multi-Utilities)	2,147,497
151,397	Williams Cos., Inc. (The) (Oil, Gas & Consumable Fuels)	4,940,084
33,109	Xcel Energy, Inc. (Electric Utilities)	2,058,387

		110,634,599

TOTAL COMMON STOCKS
(Cost $177,929,679)		$214,063,505

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Shares	Dividend Rate	Value

Investment Company – 1.4%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
3,121,013	5.022%	$3,121,013
(Cost $3,121,013)

TOTAL INVESTMENTS – 98.9%
(Cost $181,050,692)		$217,184,518

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.1%		2,262,366

NET ASSETS – 100.0%		$219,446,884

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Sector Name	% of Market Value
Utilities	38.1%
Energy	25.3
Industrials	17.0
Real Estate	14.3
Communication Services	3.3
Investment Company	1.4
Materials	0.6

TOTAL INVESTMENTS	100.0%

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 96.3%
Australia – 4.0%
166,658	Dexus REIT (Equity Real Estate Investment Trusts)	$867,925
56,872	Goodman Group REIT (Equity Real Estate Investment Trusts)	764,521
532,689	Region RE Ltd. REIT (Equity Real Estate Investment Trusts)	807,888
473,895	Scentre Group REIT (Equity Real Estate Investment Trusts)	838,090
562,133	Stockland REIT (Equity Real Estate Investment Trusts)	1,511,173

		4,789,597

Canada – 2.5%
33,982	Canadian Apartment Properties REIT (Equity Real Estate Investment Trusts)	1,304,642
80,946	Dream Industrial Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts)	862,161
60,900	RioCan Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts)	886,320

		3,053,123

France – 1.2%
13,567	Gecina SA REIT (Equity Real Estate Investment Trusts)	1,447,308

Germany – 1.8%
49,801	Instone Real Estate Group SE (Real Estate Management & Development)(a)	299,127
95,681	Vonovia SE (Real Estate Management & Development)	1,868,616

		2,167,743

Hong Kong – 3.9%
92,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	511,222
994,000	Fortune Real Estate Investment Trust REIT (Equity Real Estate Investment Trusts)	716,061
235,600	Hongkong Land Holdings Ltd. (Real Estate Management & Development)	921,255
957,879	Sino Land Co. Ltd. (Real Estate Management & Development)	1,179,252
110,000	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	1,389,807

		4,717,597

Japan – 10.0%
622	Comforia Residential REIT, Inc. REIT (Equity Real Estate Investment Trusts)	1,489,387
3,824	Invincible Investment Corp. REIT (Equity Real Estate Investment Trusts)	1,520,117
1,362	Japan Metropolitan Fund Invest REIT (Equity Real Estate Investment Trusts)	911,293
37,400	Kyoritsu Maintenance Co. Ltd. (Consumer Services)	1,421,945

Common Stocks – (continued)
Japan – (continued)
57,600	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	684,307
109,300	Mitsui Fudosan Co. Ltd. (Real Estate Management & Development)	2,178,503
180	Nippon Accommodations Fund, Inc. REIT (Equity Real Estate Investment Trusts)	811,261
149	Nippon Building Fund, Inc. REIT (Equity Real Estate Investment Trusts)	585,895
497	Nippon Prologis REIT, Inc. REIT (Equity Real Estate Investment Trusts)	998,871
63,400	Sumitomo Realty & Development Co. Ltd. (Real Estate Management & Development)	1,571,113

		12,172,692

Netherlands – 0.7%
66,290	CTP NV (Real Estate Management & Development)(a)	862,377

Singapore – 3.7%
445,700	CapitaLand Ascendas REIT (Equity Real Estate Investment Trusts)	899,589
845,000	Capitaland India Trust (Real Estate Management & Development)	713,751
2,625,200	Far East Hospitality Trust (Equity Real Estate Investment Trusts)	1,225,024
485,200	Frasers Logistics & Commercial Trust REIT (Equity Real Estate Investment Trusts)	449,269
2,474,609	Lendlease Global Commercial REIT (Equity Real Estate Investment Trusts)	1,210,147

		4,497,780

Spain – 1.7%
28,796	Cellnex Telecom SA (Telecommunication Services)*(a)	1,163,468
102,592	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts)	878,737

		2,042,205

Sweden – 0.7%
92,820	Castellum AB (Real Estate Management & Development)	888,524

United Kingdom – 4.5%
88,290	Big Yellow Group PLC REIT (Equity Real Estate Investment Trusts)	1,204,790
188,581	Segro PLC REIT (Equity Real Estate Investment Trusts)	1,719,826
936,601	Shaftesbury Capital PLC REIT (Equity Real Estate Investment Trusts)	1,369,096
103,515	UNITE Group PLC (The) REIT (Equity Real Estate Investment Trusts)	1,146,675

		5,440,387

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Shares	Description	Value

Common Stocks – (continued)
United States – 61.6%
20,186	Alexandria Real Estate Equities, Inc. REIT (Equity Real Estate Investment Trusts)	$2,290,909
55,778	American Homes 4 Rent, Class A REIT (Equity Real Estate Investment Trusts)	1,977,330
6,226	American Tower Corp. REIT (Equity Real Estate Investment Trusts)	1,207,470
33,954	Americold Realty Trust, Inc. REIT (Equity Real Estate Investment Trusts)	1,096,714
19,913	AvalonBay Communities, Inc. REIT (Equity Real Estate Investment Trusts)	3,768,934
19,055	Boston Properties, Inc. REIT (Equity Real Estate Investment Trusts)	1,097,377
8,422	CBRE Group, Inc., Class A (Real Estate Management & Development)*	679,740
28,233	Cousins Properties, Inc. REIT (Equity Real Estate Investment Trusts)	643,712
80,096	CubeSmart REIT (Equity Real Estate Investment Trusts)	3,577,087
32,263	Digital Realty Trust, Inc. REIT (Equity Real Estate Investment Trusts)	3,673,788
9,774	EastGroup Properties, Inc. REIT (Equity Real Estate Investment Trusts)	1,696,766
6,032	Equinix, Inc. REIT (Equity Real Estate Investment Trusts)	4,728,726
30,834	Equity LifeStyle Properties, Inc. REIT (Equity Real Estate Investment Trusts)	2,062,486
18,789	Equity Residential REIT (Equity Real Estate Investment Trusts)	1,239,510
21,803	Extra Space Storage, Inc. REIT (Equity Real Estate Investment Trusts)	3,245,377
18,344	Federal Realty Investment Trust REIT (Equity Real Estate Investment Trusts)	1,775,149
65,359	Healthcare Realty Trust, Inc. REIT (Equity Real Estate Investment Trusts)	1,232,671
22,891	Healthpeak Properties, Inc. REIT (Equity Real Estate Investment Trusts)	460,109
4,198	Hilton Worldwide Holdings, Inc. (Consumer Services)	611,019
7,877	Hyatt Hotels Corp., Class A (Consumer Services)	902,546
90,029	Invitation Homes, Inc. REIT (Equity Real Estate Investment Trusts)	3,096,998
3,975	Mid-America Apartment Communities, Inc. REIT (Equity Real Estate Investment Trusts)	603,643
76,963	Prologis, Inc. REIT (Equity Real Estate Investment Trusts)	9,437,973
34,476	Realty Income Corp. REIT (Equity Real Estate Investment Trusts)	2,061,320
34,455	Regency Centers Corp. REIT (Equity Real Estate Investment Trusts)	2,128,285
13,298	Ryman Hospitality Properties, Inc. REIT (Equity Real Estate Investment Trusts)	1,235,650
6,474	SBA Communications Corp. REIT (Equity Real Estate Investment Trusts)	1,500,414

Shares	Description	Value

Common Stocks – (continued)
United States – (continued)
28,547	Simon Property Group, Inc. REIT (Equity Real Estate Investment Trusts)	$3,296,608
22,340	Terreno Realty Corp. REIT (Equity Real Estate Investment Trusts)	1,342,634
49,759	UDR, Inc. REIT (Equity Real Estate Investment Trusts)	2,137,647
52,539	Ventas, Inc. REIT (Equity Real Estate Investment Trusts)	2,483,519
101,109	VICI Properties, Inc. REIT (Equity Real Estate Investment Trusts)	3,177,856
43,502	Welltower, Inc. REIT (Equity Real Estate Investment Trusts)	3,518,877
8,064	W.P. Carey, Inc. REIT (Equity Real Estate Investment Trusts)	544,804

		74,533,648

TOTAL COMMON STOCKS
(Cost $109,008,832)		$116,612,981

Units	Description	Expiration Month	Value

Right – 0.0%
Singapore – 0.0%
100,555	Capitaland India Trust (Real Estate Management & Development)*
(Cost $0)		07/23	$6,122

Shares	Dividend Rate	Value

Investment Company – 1.8%(b)
Goldman Sachs Financial Square Government Fund – Institutional Shares
2,218,670	5.022%	$2,218,670
(Cost $2,218,670)

TOTAL INVESTMENTS – 98.1%
(Cost $111,227,502)		$118,837,773

OTHER ASSETS IN EXCESS OF LIABILITIES – 1.9%		2,281,445

NET ASSETS – 100.0%		$121,119,218

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	Represents an affiliated issuer.

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Investment Abbreviations:
PLC	— Public Limited Company
REIT	— Real Estate Investment Trust

Sector Name	% of Market Value
Real Estate	94.7%
Consumer Discretionary	2.5
Investment Company	1.8
Communication Services	1.0

TOTAL INVESTMENTS	100.0%

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.7%
Health Care – 10.5%
83,612	Healthcare Realty Trust, Inc. REIT	$1,576,922
31,144	Healthpeak Properties, Inc. REIT	625,995
72,762	Ventas, Inc. REIT	3,439,460
74,325	Welltower, Inc. REIT	6,012,149

		11,654,526

Hotel – 1.7%
20,113	Ryman Hospitality Properties, Inc. REIT	1,868,900

Hotels, Restaurants & Leisure – 2.2%
5,852	Hilton Worldwide Holdings, Inc.	851,759
14,121	Hyatt Hotels Corp., Class A	1,617,984

		2,469,743

Industrial – 19.9%
29,743	Americold Realty Trust, Inc. REIT	960,699
14,855	EastGroup Properties, Inc. REIT	2,578,828
134,609	Prologis, Inc. REIT	16,507,102
35,335	Terreno Realty Corp. REIT	2,123,633

		22,170,262

Office – 6.7%
31,925	Alexandria Real Estate Equities, Inc. REIT	3,623,168
28,708	Boston Properties, Inc. REIT	1,653,294
66,163	Cousins Properties, Inc. REIT	1,508,516
21,323	Kilroy Realty Corp. REIT	641,609

		7,426,587

Real Estate Services – 0.8%
10,803	CBRE Group, Inc., Class A*	871,910

Residential – 20.8%
77,026	American Homes 4 Rent, Class A REIT	2,730,572
29,688	AvalonBay Communities, Inc. REIT	5,619,048
46,652	Equity LifeStyle Properties, Inc. REIT	3,120,552
38,459	Equity Residential REIT	2,537,140
2,498	Essex Property Trust, Inc. REIT	585,281
119,693	Invitation Homes, Inc. REIT	4,117,439
7,209	Mid-America Apartment Communities, Inc. REIT	1,094,759
3,967	Sun Communities, Inc. REIT	517,535
67,589	UDR, Inc. REIT	2,903,624

		23,225,950

Retail – 8.4%
24,209	Federal Realty Investment Trust REIT	2,342,705
43,962	Regency Centers Corp. REIT	2,715,533
37,032	Simon Property Group, Inc. REIT	4,276,455

		9,334,693

Specialized – 28.7%
4,642	American Tower Corp. REIT	900,270
100,572	CubeSmart REIT	4,491,546
46,058	Digital Realty Trust, Inc. REIT	5,244,624
13,835	Equinix, Inc. REIT	10,845,810
26,961	Extra Space Storage, Inc. REIT	4,013,145
13,015	Public Storage REIT	3,798,818

Common Stocks – (continued)
Specialized – (continued)
5,341	SBA Communications Corp. REIT	1,237,830
45,552	VICI Properties, Inc. REIT	1,431,699

		31,963,742

TOTAL INVESTMENTS – 99.7%
(Cost $80,934,990)		$110,986,313

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.3%		298,709

NET ASSETS – 100.0%		$111,285,022

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
REIT	— Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund
Assets:
Investments in unaffiliated issuers, at value (cost $177,929,679, $109,008,832 and $80,934,990, respectively)	$214,063,505	$116,619,103	$110,986,313
Investments in affiliated issuers, at value (cost $3,121,013, $2,218,670 and $—, respectively)	3,121,013	2,218,670	—
Cash	742,409	647,143	168,769
Foreign currency, at value (cost $226,728, $74,596 and $—, respectively)	227,070	74,773	—
Receivables:
Investments sold	2,543,760	12,042	—
Dividends	1,280,581	503,280	406,131
Foreign tax reclaims	308,231	145,907	—
Reimbursement from investment adviser	26,914	42,272	16,036
Fund shares sold	4,101	1,000,014	4,074
Securities lending income	—	410	—
Other assets	68,747	54,584	62,087
Total assets	222,386,331	121,318,198	111,643,410

Liabilities:
Payables:
Investments purchased	2,654,312	12,166	—
Management fees	175,900	90,101	74,560
Distribution and Service fees and Transfer Agency fees	6,357	3,660	13,084
Fund shares redeemed	2,483	1,071	37,088
Accrued expenses	100,395	91,982	233,656
Total liabilities	2,939,447	198,980	358,388

Net Assets:
Paid-in capital	193,326,115	148,610,025	79,728,383
Total distributable earnings (loss)	26,120,769	(27,490,807)	31,556,639
NET ASSETS	$219,446,884	$121,119,218	$111,285,022
Net Assets:
Class A	$239,471	$1,119,057	$14,089,457
Class C	312,288	50,860	806,711
Institutional	6,766,358	1,130,015	26,204,360
Service	—	—	347,756
Investor	1,636,662	380,136	940,358
Class R6	107,941,240	70,701,459	2,491,142
Class R	34,462	28,692	484,434
Class P	102,516,403	47,708,999	65,920,804
Total Net Assets	$219,446,884	$121,119,218	$111,285,022
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	19,518	123,318	1,289,708
Class C	25,773	5,661	80,164
Institutional	553,245	124,444	2,272,212
Service	—	—	31,444
Investor	134,062	41,976	84,636
Class R6	8,847,185	7,796,902	216,043
Class R	2,824	3,178	45,194
Class P	8,408,615	5,265,799	5,718,762
Net asset value, offering and redemption price per share:(a)
Class A	$12.27	$9.07	$10.92
Class C	12.12	8.98	10.06
Institutional	12.23	9.08	11.53
Service	—	—	11.06
Investor	12.21	9.06	11.11
Class R6	12.20	9.07	11.53
Class R	12.20	9.03	10.72
Class P	12.19	9.06	11.53

(a)	Maximum public offering price per share for Class A Shares is $12.98, $9.60 and $11.56 for Global Infrastructure Fund, Global Real Estate Securities Fund and Real Estate Securities Fund, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $332,910, $90,544 and $—)	$4,707,037	$2,136,467	$1,706,655

Dividends — affiliated issuers	69,886	40,194	19,474

Securities lending income — affiliated issuer	—	4,521	680

Total investment income	4,776,923	2,181,182	1,726,809

Expenses:

Management fees	1,109,297	559,646	494,069

Registration fees	83,888	33,929	49,954

Professional fees	65,366	78,367	60,038

Transfer Agency fees(a)	38,966	19,181	29,322

Custody, accounting and administrative services	32,471	67,539	25,380

Trustee fees	19,261	13,802	13,360

Printing and mailing costs	13,024	20,140	9,005

Distribution and/or Service (12b-1) fees(a)	2,059	1,745	22,832

Service fees — Class C	536	67	1,032

Shareholder Administration fees — Service Shares	—	—	410

Other	14,329	12,357	6,637

Total expenses	1,379,197	806,773	712,039

Less — expense reductions	(164,646)	(225,186)	(173,083)

Net expenses	1,214,551	581,587	538,956

NET INVESTMENT INCOME	3,562,372	1,599,595	1,187,853

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(3,516,755)	(61,056)	407,151

Foreign currency transactions	(19,999)	(7,278)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	2,908,248	3,067,158	7,095,821

Foreign currency translations	8,988	(7,242)	—

Net realized and unrealized gain (loss)	(619,518)	2,991,582	7,502,972

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$2,942,854	$4,591,177	$8,690,825

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees				Transfer Agency Fees
Fund	Class A	Class C	Service	Class R	Class A	Class C	Institutional	Service	Investor	Class R6	Class R	Class P
Global Infrastructure Fund	$364	$1,609	$—	$86	$233	$343	$1,650	$—	$1,338	$19,338	$28	$16,036
Global Real Estate Securities Fund	1,475	200	—	70	944	43	430	—	247	10,399	22	7,096
Real Estate Securities Fund	17,865	3,095	410	1,462	11,434	660	5,127	66	961	365	468	10,241

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets

	Global Infrastructure Fund		Global Real Estate Securities Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022
From operations:
Net investment income	$3,562,372	$5,158,237	$1,599,595	$2,844,038
Net realized loss	(3,536,754)	(1,846,909)	(68,334)	(15,342,366)
Net change in unrealized gain (loss)	2,917,236	(23,635,365)	3,059,916	(42,260,955)
Net increase (decrease) in net assets resulting from operations	2,942,854	(20,324,037)	4,591,177	(54,759,283)

Distributions to shareholders:
From distributable earnings:
Class A Shares	(3,067)	(18,113)	(11,290)	(26,148)
Class C Shares	(2,427)	(4,268)	(321)	(949)
Institutional Shares	(78,944)	(293,158)	(13,064)	(99,057)
Investor Shares	(21,240)	(22,644)	(4,415)	(1,436)
Class R6 Shares	(1,517,262)	(2,630,683)	(805,152)	(1,886,221)
Class R Shares	(364)	(456)	(247)	(579)
Class P Shares	(1,388,583)	(2,043,315)	(546,739)	(1,346,410)
From return of capital:
Class A Shares	—	(2,427)	—	(8,203)
Class C Shares	—	(572)	—	(298)
Institutional Shares	—	(39,281)	—	(31,075)
Investor Shares	—	(3,034)	—	(451)
Class R6 Shares	—	(352,488)	—	(591,735)
Class R Shares	—	(61)	—	(182)
Class P Shares	—	(273,786)	—	(422,388)
Total distributions to shareholders	(3,011,887)	(5,684,286)	(1,381,228)	(4,415,132)

From share transactions:
Proceeds from sales of shares	12,484,641	47,639,483	7,237,534	55,195,029
Proceeds received in connection with merger	—	—	—	38,550,687
Reinvestment of distributions	3,011,895	5,676,438	1,381,106	4,414,650
Cost of shares redeemed	(47,276,577)	(71,104,641)	(10,102,184)	(97,246,189)
Net increase (decrease) in net assets resulting from share transactions	(31,780,041)	(17,788,720)	(1,483,544)	914,177
TOTAL INCREASE (DECREASE)	(31,849,074)	(43,797,043)	1,726,405	(58,260,238)

Net Assets:
Beginning of period	251,295,958	295,093,001	119,392,813	177,653,051
End of period	$219,446,884	$251,295,958	$121,119,218	$119,392,813

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statements of Changes in Net Assets (continued)

	Real Estate Securities Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022
From operations:

Net investment income	$1,187,853	$1,928,842

Net realized gain	407,151	2,626,891

Net change in unrealized gain (loss)	7,095,821	(52,492,372)

Net increase (decrease) in net assets resulting from operations	8,690,825	(47,936,639)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(131,511)	(711,739)

Class C Shares	(5,382)	(41,004)

Institutional Shares	(269,963)	(1,213,081)

Service Shares	(2,894)	(14,637)

Investor Shares	(10,140)	(77,244)

Class R6 Shares	(25,654)	(115,061)

Class R Shares	(4,145)	(39,442)

Class P Shares	(691,497)	(3,439,977)
Total distributions to shareholders	(1,141,186)	(5,652,185)

From share transactions:

Proceeds from sales of shares	4,456,560	22,993,292

Reinvestment of distributions	1,135,541	5,622,085

Cost of shares redeemed	(16,580,021)	(36,947,780)

Net decrease in net assets resulting from share transactions	(10,987,920)	(8,332,403)

TOTAL DECREASE	(3,438,281)	(61,921,227)

Net Assets:

Beginning of period	114,723,303	176,644,530
End of period	$111,285,022	$114,723,303

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.27		$13.45	$11.78	$12.47	$9.68	$10.85

Net investment income(a)	0.14		0.18	0.15	0.14	0.18	0.19

Net realized and unrealized gain (loss)	—		(1.20)	1.74	(0.64)	2.83	(1.19)

Total from investment operations	0.14		(1.02)	1.89	(0.50)	3.01	(1.00)

Distributions to shareholders from net investment income	(0.14)		(0.14)	(0.18)	(0.16)	(0.19)	(0.17)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.02)	—	(0.03)	(0.03)	—

Total distributions	(0.14)		(0.16)	(0.22)	(0.19)	(0.22)	(0.17)

Net asset value, end of period	$12.27		$12.27	$13.45	$11.78	$12.47	$9.68

Total Return(b)	1.18%		(7.62)%	16.15%	(3.97)%	31.22%	(9.31)%

Net assets, end of period (in 000’s)	$239		$296	$1,302	$357	$782	$1,376

Ratio of net expenses to average net assets	1.34	%(c)	1.35%	1.35%	1.34%	1.36%	1.38%

Ratio of total expenses to average net assets	1.50	%(c)	1.41%	1.45%	1.56%	1.51%	1.51%

Ratio of net investment income to average net assets	2.31	%(c)	1.44%	1.14%	1.17%	1.53%	1.83%

Portfolio turnover rate(d)	14%		36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.11		$13.34	$11.70	$12.41	$9.65	$10.84

Net investment income(a)	0.10		0.09	0.05	0.02	0.11	0.10

Net realized and unrealized gain (loss)	—		(1.20)	1.73	(0.62)	2.80	(1.17)

Total from investment operations	0.10		(1.11)	1.78	(0.60)	2.91	(1.07)

Distributions to shareholders from net investment income	(0.09)		(0.11)	(0.10)	(0.09)	(0.13)	(0.12)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.01)	—	(0.02)	(0.02)	—

Total distributions	(0.09)		(0.12)	(0.14)	(0.11)	(0.15)	(0.12)

Net asset value, end of period	$12.12		$12.11	$13.34	$11.70	$12.41	$9.65

Total Return(b)	0.83%		(8.29)%	15.28%	(4.78)%	30.31%	(9.96)%

Net assets, end of period (in 000’s)	$312		$454	$622	$868	$2,607	$1,383

Ratio of net expenses to average net assets	2.08	%(c)	2.10%	2.10%	2.09%	2.11%	2.13%

Ratio of total expenses to average net assets	2.24	%(c)	2.17%	2.20%	2.30%	2.26%	2.26%

Ratio of net investment income to average net assets	1.64	%(c)	0.71%	0.39%	0.21%	1.01%	1.00%

Portfolio turnover rate(d)	14%		36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.23		$13.47	$11.80	$12.50	$9.71	$10.85

Net investment income(a)	0.14		0.25	0.19	0.21	0.19	0.06

Net realized and unrealized gain (loss)	0.02		(1.22)	1.74	(0.68)	2.87	(1.02)

Total from investment operations	0.16		(0.97)	1.93	(0.47)	3.06	(0.96)

Distributions to shareholders from net investment income	(0.16)		(0.23)	(0.22)	(0.17)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.04)	—	(0.06)	(0.03)	—

Total distributions	(0.16)		(0.27)	(0.26)	(0.23)	(0.27)	(0.18)

Net asset value, end of period	$12.23		$12.23	$13.47	$11.80	$12.50	$9.71

Total Return(b)	1.33%		(7.24)%	16.50%	(3.63)%	31.66%	(8.89)%

Net assets, end of period (in 000’s)	$6,766		$13,554	$8,983	$6,772	$1,264	$1,737

Ratio of net expenses to average net assets	0.99	%(c)	0.99%	0.99%	0.99%	1.00%	0.99%

Ratio of total expenses to average net assets	1.12	%(c)	1.04%	1.08%	1.19%	1.13%	1.06%

Ratio of net investment income to average net assets	2.31	%(c)	1.94%	1.50%	1.82%	1.70%	0.54%

Portfolio turnover rate(d)	14%		36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.21		$13.46	$11.78	$12.47	$9.68	$10.85

Net investment income(a)	0.17		0.27	0.18	0.10	0.22	0.20

Net realized and unrealized gain (loss)	(0.01)		(1.27)	1.75	(0.58)	2.82	(1.18)

Total from investment operations	0.16		(1.00)	1.93	(0.48)	3.04	(0.98)

Distributions to shareholders from net investment income	(0.16)		(0.21)	(0.21)	(0.19)	(0.22)	(0.19)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.04)	—	(0.02)	(0.03)	—

Total distributions	(0.16)		(0.25)	(0.25)	(0.21)	(0.25)	(0.19)

Net asset value, end of period	$12.21		$12.21	$13.46	$11.78	$12.47	$9.68

Total Return(b)	1.31%		(7.41)%	16.49%	(3.80)%	31.49%	(9.00)%

Net assets, end of period (in 000’s)	$1,637		$1,720	$248	$181	$929	$279

Ratio of net expenses to average net assets	1.08	%(c)	1.10%	1.10%	1.09%	1.10%	1.13%

Ratio of total expenses to average net assets	1.25	%(c)	1.16%	1.20%	1.29%	1.26%	1.25%

Ratio of net investment income to average net assets	2.80	%(c)	2.17%	1.39%	0.86%	1.96%	1.95%

Portfolio turnover rate(d)	14%		36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.20		$13.44	$11.77	$12.47	$9.69	$10.85

Net investment income(a)	0.18		0.24	0.19	0.18	0.23	0.22

Net realized and unrealized gain (loss)	(0.01)		(1.21)	1.74	(0.65)	2.82	(1.18)

Total from investment operations	0.17		(0.97)	1.93	(0.47)	3.05	(0.96)

Distributions to shareholders from net investment income	(0.17)		(0.24)	(0.22)	(0.19)	(0.24)	(0.20)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.03)	—	(0.04)	(0.03)	—

Total distributions	(0.17)		(0.27)	(0.26)	(0.23)	(0.27)	(0.20)

Net asset value, end of period	$12.20		$12.20	$13.44	$11.77	$12.47	$9.69

Total Return(b)	1.36%		(7.25)%	16.55%	(3.64)%	31.63%	(8.88)%

Net assets, end of period (in 000’s)	$107,941		$128,064	$166,430	$160,304	$187,335	$183,306

Ratio of net expenses to average net assets	0.98	%(c)	0.98%	0.98%	0.98%	0.99%	0.98%

Ratio of total expenses to average net assets	1.12	%(c)	1.04%	1.07%	1.18%	1.11%	1.10%

Ratio of net investment income to average net assets	2.91	%(c)	1.86%	1.51%	1.57%	1.94%	2.17%

Portfolio turnover rate(d)	14%		36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class R Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$12.20		$13.45	$11.78	$12.48	$9.69	$10.85

Net investment income(a)	0.14		0.16	0.11	0.12	0.16	0.14

Net realized and unrealized gain (loss)	(0.01)		(1.22)	1.75	(0.66)	2.82	(1.16)

Total from investment operations	0.13		(1.06)	1.86	(0.54)	2.98	(1.02)

Distributions to shareholders from net investment income	(0.13)		(0.17)	(0.15)	(0.13)	(0.17)	(0.14)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.02)	—	(0.03)	(0.02)	—

Total distributions	(0.13)		(0.19)	(0.19)	(0.16)	(0.19)	(0.14)

Net asset value, end of period	$12.20		$12.20	$13.45	$11.78	$12.48	$9.69

Total Return(b)	1.07%		(7.91)%	15.84%	(4.24)%	30.94%	(9.49)%

Net assets, end of period (in 000’s)	$34		$34	$37	$32	$33	$25

Ratio of net expenses to average net assets	1.58	%(c)	1.60%	1.60%	1.59%	1.61%	1.63%

Ratio of total expenses to average net assets	1.75	%(c)	1.67%	1.71%	1.82%	1.77%	1.75%

Ratio of net investment income to average net assets	2.34	%(c)	1.26%	0.89%	1.01%	1.42%	1.30%

Portfolio turnover rate(d)	14%		36%	50%	57%	39%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS GLOBAL INFRASTRUCTURE FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Infrastructure Fund
	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$12.19		$13.44	$11.76	$12.47	$9.68	$10.47

Net investment income(b)	0.18		0.24	0.19	0.21	0.23	0.12

Net realized and unrealized gain (loss)	(0.01)		(1.22)	1.75	(0.69)	2.83	(0.73)

Total from investment operations	0.17		(0.98)	1.94	(0.48)	3.06	(0.61)

Distributions to shareholders from net investment income	(0.17)		(0.24)	(0.22)	(0.17)	(0.24)	(0.18)

Distributions to shareholders from net realized gains	—		—	(0.04)	—	—	—

Distributions to shareholders from return of capital	—		(0.03)	—	(0.06)	(0.03)	—

Total distributions	(0.17)		(0.27)	(0.26)	(0.23)	(0.27)	(0.18)

Net asset value, end of period	$12.19		$12.19	$13.44	$11.76	$12.47	$9.68

Total Return(c)	1.36%		(7.32)%	16.66%	(3.72)%	31.77%	(5.91)%

Net assets, end of period (in 000’s)	$102,516		$107,173	$117,473	$12,085	$3,936	$2,278

Ratio of net expenses to average net assets	0.98	%(d)	0.98%	0.98%	0.98%	0.99%	0.98	%(d)

Ratio of total expenses to average net assets	1.12	%(d)	1.04%	1.07%	1.18%	1.12%	1.14	%(d)

Ratio of net investment income to average net assets	2.92	%(d)	1.87%	1.51%	1.77%	1.99%	1.68	%(d)

Portfolio turnover rate(e)	14%		36%	50%	57%	39%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.85		$12.65	$10.25	$11.14	$9.79	$10.64

Net investment income(a)	0.10		0.19	0.09	0.12	0.17	0.19

Net realized and unrealized gain (loss)	0.21		(3.72)	2.55	(0.88)	2.01	(0.79)

Total from investment operations	0.31		(3.53)	2.64	(0.76)	2.18	(0.60)

Distributions to shareholders from net investment income	(0.09)		(0.05)	(0.24)	(0.10)	(0.53)	(0.20)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.09)	—	(0.01)	—	(0.05)

Total distributions	(0.09)		(0.27)	(0.24)	(0.13)	(0.83)	(0.25)

Net asset value, end of period	$9.07		$8.85	$12.65	$10.25	$11.14	$9.79

Total Return(b)	3.50%		(27.99)%	25.92%	(6.63)%	22.47%	(5.77)%

Net assets, end of period (in 000’s)	$1,119		$1,202	$54	$50	$54	$905

Ratio of net expenses to average net assets	1.34	%(c)	1.34%	1.34%	1.35%	1.36%	1.37%

Ratio of total expenses to average net assets	1.71	%(c)	1.70%	1.58%	1.60%	1.52%	1.52%

Ratio of net investment income to average net assets	2.27	%(c)	1.93%	0.80%	1.21%	1.55%	1.85%

Portfolio turnover rate(d)	31%		80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.76		$12.55	$10.18	$11.09	$9.79	$10.64

Net investment income(a)	0.07		0.07	0.01	0.04	0.11	0.12

Net realized and unrealized gain (loss)	0.21		(3.65)	2.53	(0.87)	1.98	(0.80)

Total from investment operations	0.28		(3.58)	2.54	(0.83)	2.09	(0.68)

Distributions to shareholders from net investment income	(0.06)		(0.03)	(0.17)	(0.05)	(0.49)	(0.12)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.05)	—	(0.01)	—	(0.05)

Total distributions	(0.06)		(0.21)	(0.17)	(0.08)	(0.79)	(0.17)

Net asset value, end of period	$8.98		$8.76	$12.55	$10.18	$11.09	$9.79

Total Return(b)	3.16%		(28.55)%	25.01%	(7.39)%	21.60%	(6.45)%

Net assets, end of period (in 000’s)	$51		$52	$63	$50	$66	$27

Ratio of net expenses to average net assets	2.09	%(c)	2.09%	2.09%	2.10%	2.11%	2.12%

Ratio of total expenses to average net assets	2.47	%(c)	2.41%	2.33%	2.34%	2.29%	2.27%

Ratio of net investment income to average net assets	1.53	%(c)	0.71%	0.05%	0.45%	0.96%	1.20%

Portfolio turnover rate(d)	31%		80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.86		$12.65	$10.25	$11.13	$9.82	$10.66

Net investment income (loss)(a)	0.07		0.22	0.13	0.15	0.22	(0.03)

Net realized and unrealized gain (loss)	0.25		(3.71)	2.55	(0.87)	2.00	(0.54)

Total from investment operations	0.32		(3.49)	2.68	(0.72)	2.22	(0.57)

Distributions to shareholders from net investment income	(0.10)		(0.08)	(0.28)	(0.13)	(0.61)	(0.22)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.09)	—	(0.01)	—	(0.05)

Total distributions	(0.10)		(0.30)	(0.28)	(0.16)	(0.91)	(0.27)

Net asset value, end of period	$9.08		$8.86	$12.65	$10.25	$11.13	$9.82

Total Return(b)	3.67%		(27.72)%	26.38%	(6.26)%	22.91%	(5.41)%

Net assets, end of period (in 000’s)	$1,130		$4,225	$411	$2,150	$2,131	$1,855

Ratio of net expenses to average net assets	0.97	%(c)	0.97%	0.97%	0.97%	0.97%	1.00%

Ratio of total expenses to average net assets	1.32	%(c)	1.32%	1.21%	1.22%	1.15%	1.18%

Ratio of net investment income (loss) to average net assets	1.56	%(c)	2.26%	1.17%	1.60%	1.98%	(0.26)%

Portfolio turnover rate(d)	31%		80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.83		$12.62	$10.23	$11.11	$9.80	$10.65

Net investment income(a)	0.13		0.19	0.12	0.14	0.21	0.23

Net realized and unrealized gain (loss)	0.20		(3.69)	2.54	(0.87)	2.00	(0.81)

Total from investment operations	0.33		(3.50)	2.66	(0.73)	2.21	(0.58)

Distributions to shareholders from net investment income	(0.10)		(0.08)	(0.27)	(0.12)	(0.60)	(0.22)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.08)	—	(0.01)	—	(0.05)

Total distributions	(0.10)		(0.29)	(0.27)	(0.15)	(0.90)	(0.27)

Net asset value, end of period	$9.06		$8.83	$12.62	$10.23	$11.11	$9.80

Total Return(b)	3.78%		(27.85)%	26.20%	(6.37)%	22.79%	(5.50)%

Net assets, end of period (in 000’s)	$380		$63	$40	$32	$34	$27

Ratio of net expenses to average net assets	1.09	%(c)	1.09%	1.09%	1.10%	1.11%	1.12%

Ratio of total expenses to average net assets	1.50	%(c)	1.42%	1.33%	1.34%	1.29%	1.27%

Ratio of net investment income to average net assets	2.95	%(c)	1.90%	1.05%	1.45%	1.85%	2.20%

Portfolio turnover rate(d)	31%		80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.84		$12.63	$10.23	$11.11	$9.80	$10.66

Net investment income(a)	0.12		0.18	0.14	0.15	0.21	0.29

Net realized and unrealized gain (loss)	0.22		(3.67)	2.55	(0.87)	2.01	(0.86)

Total from investment operations	0.34		(3.49)	2.69	(0.72)	2.22	(0.57)

Distributions to shareholders from net investment income	(0.11)		(0.11)	(0.29)	(0.13)	(0.61)	(0.24)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.06)	—	(0.01)	—	(0.05)

Total distributions	(0.11)		(0.30)	(0.29)	(0.16)	(0.91)	(0.29)

Net asset value, end of period	$9.07		$8.84	$12.63	$10.23	$11.11	$9.80

Total Return(b)	3.82%		(27.76)%	26.45%	(6.27)%	22.97%	(5.44)%

Net assets, end of period (in 000’s)	$70,701		$67,730	$126,806	$144,290	$193,139	$259,662

Ratio of net expenses to average net assets	0.96	%(c)	0.96%	0.96%	0.96%	0.96%	0.97%

Ratio of total expenses to average net assets	1.34	%(c)	1.27%	1.20%	1.20%	1.14%	1.11%

Ratio of net investment income to average net assets	2.68	%(c)	1.71%	1.18%	1.58%	1.90%	2.76%

Portfolio turnover rate(d)	31%		80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class R Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$8.80		$12.59	$10.21	$11.10	$9.80	$10.65

Net investment income(a)	0.09		0.12	0.06	0.09	0.15	0.18

Net realized and unrealized gain (loss)	0.22		(3.66)	2.54	(0.87)	1.99	(0.81)

Total from investment operations	0.31		(3.54)	2.60	(0.78)	2.14	(0.63)

Distributions to shareholders from net investment income	(0.08)		(0.06)	(0.22)	(0.08)	(0.54)	(0.17)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.06)	—	(0.01)	—	(0.05)

Total distributions	(0.08)		(0.25)	(0.22)	(0.11)	(0.84)	(0.22)

Net asset value, end of period	$9.03		$8.80	$12.59	$10.21	$11.10	$9.80

Total Return(b)	3.52%		(28.21)%	25.56%	(6.83)%	22.10%	(5.97)%

Net assets, end of period (in 000’s)	$29		$28	$39	$31	$33	$27

Ratio of net expenses to average net assets	1.59	%(c)	1.59%	1.59%	1.60%	1.61%	1.62%

Ratio of total expenses to average net assets	1.97	%(c)	1.90%	1.83%	1.84%	1.79%	1.77%

Ratio of net investment income to average net assets	2.06	%(c)	1.16%	0.55%	0.95%	1.35%	1.70%

Portfolio turnover rate(d)	31%		80%	52%	75%	42%	67%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS GLOBAL REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Global Real Estate Securities Fund
	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$8.83		$12.62	$10.22	$11.11	$9.80	$10.30

Net investment income(b)	0.12		0.19	0.14	0.15	0.22	0.23

Net realized and unrealized gain (loss)	0.22		(3.68)	2.55	(0.88)	2.01	(0.50)

Total from investment operations	0.34		(3.49)	2.69	(0.73)	2.23	(0.27)

Distributions to shareholders from net investment income	(0.11)		(0.09)	(0.29)	(0.13)	(0.62)	(0.18)

Distributions to shareholders from net realized gains	—		(0.13)	—	(0.02)	(0.30)	—

Distributions to shareholders from return of capital	—		(0.08)	—	(0.01)	—	(0.05)

Total distributions	(0.11)		(0.30)	(0.29)	(0.16)	(0.92)	(0.23)

Net asset value, end of period	$9.06		$8.83	$12.62	$10.22	$11.11	$9.80

Total Return(c)	3.82%		(27.78)%	26.48%	(6.36)%	22.98%	(2.69)%

Net assets, end of period (in 000’s)	$47,709		$46,093	$50,241	$33,176	$43,099	$39,405

Ratio of net expenses to average net assets	0.96	%(d)	0.96%	0.96%	0.96%	0.96%	0.96	%(d)

Ratio of total expenses to average net assets	1.34	%(d)	1.28%	1.20%	1.20%	1.14%	1.11	%(d)

Ratio of net investment income to average net assets	2.68	%(d)	1.91%	1.18%	1.56%	1.98%	3.15	%(d)

Portfolio turnover rate(e)	31%		80%	52%	75%	42%	67%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.23		$14.90	$11.03	$13.27	$12.61	$15.53

Net investment income(a)	0.10		0.13	0.07	0.12	0.22	0.28

Net realized and unrealized gain (loss)	0.69		(4.29)	4.75	(1.22)	2.92	(0.94)

Total from investment operations	0.79		(4.16)	4.82	(1.10)	3.14	(0.66)

Distributions to shareholders from net investment income	(0.10)		(0.15)	(0.13)	(0.14)	(0.22)	(0.37)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.10)		(0.51)	(0.95)	(1.14)	(2.48)	(2.26)

Net asset value, end of period	$10.92		$10.23	$14.90	$11.03	$13.27	$12.61

Total Return(b)	7.75%		(28.07)%	44.33%	(7.85)%	25.49%	(5.39)%

Net assets, end of period (in 000’s)	$14,089		$14,224	$23,278	$19,177	$27,488	$26,002

Ratio of net expenses to average net assets	1.24	%(c)	1.26%	1.28%	1.29%	1.30%	1.30%

Ratio of total expenses to average net assets	1.57	%(c)	1.57%	1.55%	1.62%	1.57%	1.50%

Ratio of net investment income to average net assets	1.81	%(c)	1.03%	0.55%	1.06%	1.51%	1.88%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.44		$13.82	$10.31	$12.50	$11.99	$14.88

Net investment income (loss)(a)	0.05		0.03	(0.02)	0.03	0.10	0.12

Net realized and unrealized gain (loss)	0.64		(3.96)	4.41	(1.14)	2.78	(0.85)

Total from investment operations	0.69		(3.93)	4.39	(1.11)	2.88	(0.73)

Distributions to shareholders from net investment income	(0.07)		(0.09)	(0.06)	(0.08)	(0.11)	(0.27)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.07)		(0.45)	(0.88)	(1.08)	(2.37)	(2.16)

Net asset value, end of period	$10.06		$9.44	$13.82	$10.31	$12.50	$11.99

Total Return(b)	7.28%		(28.54)%	43.12%	(8.50)%	24.62%	(6.12)%

Net assets, end of period (in 000’s)	$807		$807	$1,540	$1,332	$2,615	$3,568

Ratio of net expenses to average net assets	1.99	%(c)	2.01%	2.03%	2.04%	2.05%	2.05%

Ratio of total expenses to average net assets	2.32	%(c)	2.32%	2.29%	2.37%	2.32%	2.25%

Ratio of net investment income (loss) to average net assets	1.06	%(c)	0.24%	(0.20)%	0.26%	0.69%	0.83%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.80		$15.67	$11.56	$13.83	$13.05	$15.98

Net investment income(a)	0.12		0.18	0.13	0.17	0.28	0.23

Net realized and unrealized gain (loss)	0.73		(4.51)	4.97	(1.26)	3.03	(0.86)

Total from investment operations	0.85		(4.33)	5.10	(1.09)	3.31	(0.63)

Distributions to shareholders from net investment income	(0.12)		(0.18)	(0.17)	(0.18)	(0.27)	(0.41)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.12)		(0.54)	(0.99)	(1.18)	(2.53)	(2.30)

Net asset value, end of period	$11.53		$10.80	$15.67	$11.56	$13.83	$13.05

Total Return(b)	7.88%		(27.77)%	44.74%	(7.48)%	26.01%	(5.04)%

Net assets, end of period (in 000’s)	$26,204		$24,348	$37,235	$23,409	$30,069	$31,337

Ratio of net expenses to average net assets	0.90	%(c)	0.91%	0.91%	0.91%	0.92%	0.91%

Ratio of total expenses to average net assets	1.20	%(c)	1.20%	1.17%	1.24%	1.19%	1.12%

Ratio of net investment income to average net assets	2.21	%(c)	1.42%	0.92%	1.47%	1.86%	1.50%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.36		$15.07	$11.15	$13.40	$12.71	$15.65

Net investment income(a)	0.09		0.08	0.05	0.11	0.21	0.26

Net realized and unrealized gain (loss)	0.70		(4.30)	4.80	(1.23)	2.94	(0.95)

Total from investment operations	0.79		(4.22)	4.85	(1.12)	3.15	(0.69)

Distributions to shareholders from net investment income	(0.09)		(0.13)	(0.11)	(0.13)	(0.20)	(0.36)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.09)		(0.49)	(0.93)	(1.13)	(2.46)	(2.25)

Net asset value, end of period	$11.06		$10.36	$15.07	$11.15	$13.40	$12.71

Total Return(b)	7.68%		(28.12)%	44.13%	(7.95)%	25.40%	(5.56)%

Net assets, end of period (in 000’s)	$348		$312	$893	$940	$1,608	$1,429

Ratio of net expenses to average net assets	1.40	%(c)	1.41%	1.41%	1.41%	1.42%	1.41%

Ratio of total expenses to average net assets	1.69	%(c)	1.70%	1.68%	1.74%	1.69%	1.61%

Ratio of net investment income to average net assets	1.74	%(c)	0.66%	0.42%	0.95%	1.43%	1.73%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	37

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.40		$15.13	$11.19	$13.43	$12.73	$15.65

Net investment income(a)	0.10		0.15	0.11	0.14	0.24	0.31

Net realized and unrealized gain (loss)	0.72		(4.35)	4.81	(1.22)	2.97	(0.94)

Total from investment operations	0.82		(4.20)	4.92	(1.08)	3.21	(0.63)

Distributions to shareholders from net investment income	(0.11)		(0.17)	(0.16)	(0.16)	(0.25)	(0.40)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.11)		(0.53)	(0.98)	(1.16)	(2.51)	(2.29)

Net asset value, end of period	$11.11		$10.40	$15.13	$11.19	$13.43	$12.73

Total Return(b)	7.94%		(27.90)%	44.58%	(7.59)%	25.84%	(5.18)%

Net assets, end of period (in 000’s)	$940		$1,428	$2,678	$2,289	$4,532	$7,969

Ratio of net expenses to average net assets	0.99	%(c)	1.01%	1.03%	1.04%	1.05%	1.05%

Ratio of total expenses to average net assets	1.33	%(c)	1.32%	1.30%	1.36%	1.32%	1.25%

Ratio of net investment income to average net assets	1.84	%(c)	1.22%	0.80%	1.17%	1.64%	2.10%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

38	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.79		$15.67	$11.56	$13.83	$13.05	$15.98

Net investment income(a)	0.12		0.30	0.12	0.18	0.30	0.16

Net realized and unrealized gain (loss)	0.74		(4.64)	4.98	(1.27)	3.01	(0.79)

Total from investment operations	0.86		(4.34)	5.10	(1.09)	3.31	(0.63)

Distributions to shareholders from net investment income	(0.12)		(0.18)	(0.17)	(0.18)	(0.27)	(0.41)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.12)		(0.54)	(0.99)	(1.18)	(2.53)	(2.30)

Net asset value, end of period	$11.53		$10.79	$15.67	$11.56	$13.83	$13.05

Total Return(b)	7.99%		(27.82)%	44.74%	(7.47)%	26.02%	(5.03)%

Net assets, end of period (in 000’s)	$2,491		$2,385	$443	$1,116	$973	$797

Ratio of net expenses to average net assets	0.89	%(c)	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	1.19	%(c)	1.23%	1.18%	1.24%	1.18%	1.08%

Ratio of net investment income to average net assets	2.20	%(c)	2.47%	0.93%	1.52%	1.98%	1.02%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	39

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class R Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.04		$14.64	$10.87	$13.09	$12.47	$15.39

Net investment income(a)	0.07		0.10	0.04	0.09	0.18	0.24

Net realized and unrealized gain (loss)	0.70		(4.21)	4.66	(1.19)	2.88	(0.93)

Total from investment operations	0.77		(4.11)	4.70	(1.10)	3.06	(0.69)

Distributions to shareholders from net investment income	(0.09)		(0.13)	(0.11)	(0.12)	(0.18)	(0.34)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.09)		(0.49)	(0.93)	(1.12)	(2.44)	(2.23)

Net asset value, end of period	$10.72		$10.04	$14.64	$10.87	$13.09	$12.47

Total Return(b)	7.65%		(28.22)%	43.82%	(8.00)%	25.14%	(5.62)%

Net assets, end of period (in 000’s)	$484		$841	$1,134	$910	$1,440	$1,770

Ratio of net expenses to average net assets	1.48	%(c)	1.51%	1.53%	1.54%	1.55%	1.55%

Ratio of total expenses to average net assets	1.84	%(c)	1.82%	1.79%	1.87%	1.82%	1.75%

Ratio of net investment income to average net assets	1.43	%(c)	0.84%	0.93%	0.79%	1.22%	1.60%

Portfolio turnover rate(d)	19%		35%	37%	57%	37%	43%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

40	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS REAL ESTATE SECURITIES FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs Real Estate Securities Fund
	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.79		$15.66	$11.55	$13.82	$13.04	$14.90

Net investment income(b)	0.12		0.18	0.13	0.17	0.29	0.39

Net realized and unrealized gain (loss)	0.74		(4.51)	4.97	(1.26)	3.02	(0.01)

Total from investment operations	0.86		(4.33)	5.10	(1.09)	3.31	0.38

Distributions to shareholders from net investment income	(0.12)		(0.18)	(0.17)	(0.18)	(0.27)	(0.35)

Distributions to shareholders from net realized gains	—		(0.36)	(0.82)	(1.00)	(2.26)	(1.89)

Total distributions	(0.12)		(0.54)	(0.99)	(1.18)	(2.53)	(2.24)

Net asset value, end of period	$11.53		$10.79	$15.66	$11.55	$13.82	$13.04

Total Return(c)	7.99%		(27.78)%	44.79%	(7.48)%	26.04%	1.36%

Net assets, end of period (in 000’s)	$65,921		$70,378	$109,444	$70,215	$89,616	$89,479

Ratio of net expenses to average net assets	0.89	%(d)	0.90%	0.90%	0.90%	0.91%	0.90	%(d)

Ratio of total expenses to average net assets	1.19	%(d)	1.19%	1.16%	1.23%	1.18%	1.07	%(d)

Ratio of net investment income to average net assets	2.12	%(d)	1.42%	0.93%	1.47%	1.90%	3.56	%(d)

Portfolio turnover rate(e)	19%		35%	37%	57%	37%	43%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	41

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements

June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
Global Infrastructure	A, C, Institutional, Investor, R6, R and P	Non-diversified
Global Real Estate Securities	A, C, Institutional, Investor, R6, R and P	Diversified
Real Estate Securities	A, C, Institutional, Service, Investor, R6, R and P	Non-diversified

Class A Shares of the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6, Class R and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

42

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
Global Infrastructure, Global Real Estate Securities and Real Estate Securities	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

43

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

44

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments classified in the fair value hierarchy as of June 30, 2023:

GLOBAL INFRASTRUCTURE FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$1,571,889	$5,211,150	$—

Europe	6,115,672	50,720,850	—

North America	142,524,394	—	—

Oceania	—	7,919,550	—

Investment Company	3,121,013	—	—

Total	$153,332,968	$63,851,550	$—

GLOBAL REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$—	$21,388,069	$—

Europe	1,369,096	11,479,448	—

North America	77,586,771	—	—

Oceania	—	4,789,597	—

Investment Company	2,218,670	—	—

Right	—	6,122	—

Total	$81,174,537	$37,663,236	$—

REAL ESTATE SECURITIES FUND

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

North America	$110,986,313	$—	$—

Total	$110,986,313	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

45

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
Global Infrastructure	0.90%	0.81%	0.77%	0.75%	0.74%	0.90%	0.90%
Global Real Estate Securities	0.93	0.84	0.80	0.78	0.76	0.93	0.93
Real Estate Securities	0.87	0.78	0.74	0.73	0.71	0.87	0.86	*

^	The Effective Net Management Rate includes the impact of management fee waivers of affiliated Underlying Funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.
*	Effective April 28, 2023, GSAM agreed to waive a portion of its management fee in order to achieve an effective net management rate as defined in the Funds’ most recent prospectus. This waiver will remain in effect through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangement without approval of the Trustees.

The Funds invest in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund.

For the six months ended June 30, 2023, GSAM waived $2,504, $1,458 and $685 of the Global Infrastructure, Global Real Estate Securities, and Real Estate Securities Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A and Class R Shares of each applicable Fund, has adopted Distribution and Service Plans subject to Rule 12b-1 under the Act. Under the Distribution and Service Plans, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A or Class R Shares of the Funds, as applicable, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service	Class R*
Distribution and/or Service Plans	0.25%	0.75%	0.25%	0.50%

*	With respect to Class A and Class R Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution and/or Service Plans to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

46

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
Global Infrastructure	$31	$—
Global Real Estate Securities	2	—
Real Estate Securities	284	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C, Investor and Class R Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Effective April 28, 2023, Goldman Sachs agreed to waive a portion of its transfer agency fee equal to 0.07% and 0.03% of the average daily net assets attributable to Class A, Class C, Investor and Class R Shares of the Global Infrastructure Fund and the Real Estate Securities Fund, respectively. Prior to April 28, 2023, Goldman Sachs waived a portion equal to 0.01% of the average daily net assets attributable to class A, class C, Investor and Class R shares of the Global Infrastructure Fund. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitation as an annual percentage rate of average daily net assets for each Fund is 0.004%, except Global Infrastructure which is at 0.054%. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan and Shareholder Administration Plan, and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

47

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

4. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Fee Waiver/Credits	Other Expense Reimbursements	Total Expense Reductions
Global Infrastructure	$2,504	$361	$161,781	$164,646
Global Real Estate Securities	1,458	—	223,728	225,186
Real Estate Securities	8,399	2,559	162,125	173,083

G.  Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
Global Infrastructure	$2,802,075	$25,268,288	$(24,949,350)	$3,121,013	3,121,013	$69,886
Global Real Estate Securities	1,830,817	22,453,798	(22,065,945)	2,218,670	2,218,670	40,194
Real Estate Securities	1,144,583	8,022,153	(9,166,736)	—	—	19,474

As of June 30, 2023, The Goldman Sachs Group, Inc. was the beneficial owner of the following Funds:

Fund	Class C	Investor	Class R
Global Infrastructure	—%	—%	100%
Global Real Estate Securities	54	8	100

As of June 30, 2023, the following Goldman Sachs Fund of Funds and Global Tax-Aware Equity Portfolios were beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Enhanced Dividend Global Equity Portfolio	Goldman Sachs Satellite Strategies Portfolio	Goldman Sachs Tax-Advantaged Global Equity Portfolio
Global Infrastructure	—%	7%	27%
Global Real Estate Securities	6	—	49

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

5. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Fund	Purchases	Sales
Global Infrastructure	$34,651,821	$67,125,723
Global Real Estate Securities	37,256,924	37,861,199
Real Estate Securities	21,912,779	30,142,623

6. SECURITIES LENDING

The Real Estate Securities Fund may lend its securities through a securities lending agent, the Bank of New York Mellon (“BNYM”), to certain qualified borrowers. Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Global Real Estate Securities Fund may lend its securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Fund’s securities lending procedures, the Fund receives cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Global Real Estate Securities and Real Estate Securities Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will and BNYM may exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL or BNYM are unable to purchase replacement securities, GSAL and/or BNYM will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

6. SECURITIES LENDING (continued)

The Funds, GSAL, and BNYM received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2023		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
Global Real Estate Securities	$483	$—	$—

The following table provides information about the Funds’ investment in the Government Money Market Fund for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023
Global Real Estate Securities	$1,018,728	$3,945,338	$(4,964,066)	$—
Real Estate Securities	—	455,907	(455,907)	—

7. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2022, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities
Capital loss carryforwards:(1)
Perpetual Short-Term	$—	$(6,494,132)	$—
Perpetual Long-Term	(771,337)	(14,091,950)
Total capital loss carryforwards	$(771,337)	$(20,586,082)	$—
Timing differences (Real Estate Investment Trusts, Qualified Late Year Ordinary Loss Deferral and Post October Loss Deferral)	$(693,550)	$(5,060,259)	$(495,580)

(1)	The Global Real Estate Securities ability to utilize its capital loss carryforwards is subject to an annual limitation under section 382 of the Internal Revenue Code.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

7. TAX INFORMATION (continued)

As of June 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	Global Infrastructure	Global Real Estate Securities	Real Estate Securities
Tax Cost	$186,620,029	$120,828,198	$81,987,456
Gross unrealized gain	33,696,003	13,672,095	32,606,955
Gross unrealized loss	(3,131,514)	(15,662,520)	(3,608,098)
Net unrealized gain (loss)	$30,564,489	$(1,990,425)	$28,998,857

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales and differences related to the tax treatment of partnership investments and passive foreign investment companies.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

8. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause a Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

8. OTHER RISKS (continued)

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Geographic Risk — If a Fund focuses its investments in securities of issuers located in a particular country or geographic region, the Fund may be subjected, to a greater extent than if its investments were less focused, to the risks of volatile economic cycles and/or conditions and developments that may be particular to that country or region, such as: adverse securities markets; adverse exchange rates; adverse social, political, regulatory, economic, business, environmental or other developments; or natural disasters.

Industry Concentration Risk — Concentrating Fund investments in a limited number of issuers conducting business in the same industry or group of industries will subject a Fund to a greater risk of loss as a result of adverse economic, business, political, environmental or other developments than if its investments were diversified across different industries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

8. OTHER RISKS (continued)

Non-Diversification Risk — The Global Infrastructure and Real Estate Securities Funds are non-diversified, meaning that they are permitted to invest a larger percentage of their assets in one or more issuers or in fewer issuers than diversified mutual funds. Thus, a Fund may be more susceptible to adverse developments affecting any single issuer held in its portfolio, and may be more susceptible to greater losses because of these developments.

9. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

10. SUBSEQUENT EVENTS

During the Reporting Period, at a meeting of the Board of Trustees of Goldman Sachs Trust held on June 13-14, 2023, the Trustees approved the termination of Class R Shares of the Global Real Estate Securities Fund and Global Infrastructure Fund. The termination of Class R Shares of the Global Real Estate Securities Fund and Global Infrastructure Fund took effect on July 14, 2023 after the end of the Reporting Period.

All other subsequent events after the Statements of Assets and Liabilities date have been evaluated and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	Global Infrastructure Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	8,868	$112,180	53,821	$678,391
Reinvestment of distributions	248	3,028	1,664	20,540
Shares redeemed	(13,751)	(176,109)	(128,119)	(1,630,077)
	(4,635)	(60,901)	(72,634)	(931,146)
Class C Shares
Shares sold	422	5,258	226	2,827
Reinvestment of distributions	201	2,427	396	4,839
Shares redeemed	(12,374)	(149,842)	(9,695)	(125,902)
	(11,751)	(142,157)	(9,073)	(118,236)
Institutional Shares
Shares sold	447,548	5,612,233	744,825	9,817,114
Reinvestment of distributions	6,498	78,991	26,992	332,438
Shares redeemed	(1,009,320)	(12,275,378)	(329,917)	(4,066,594)
	(555,274)	(6,584,154)	441,900	6,082,958
Investor Shares
Shares sold	6,168	76,680	132,487	1,717,435
Reinvestment of distributions	1,746	21,240	2,105	25,678
Shares redeemed	(14,739)	(185,574)	(12,126)	(153,253)
	(6,825)	(87,654)	122,466	1,589,860
Class R6 Shares
Shares sold	236,389	2,859,165	606,873	7,979,849
Reinvestment of distributions	124,719	1,517,262	241,433	2,983,172
Shares redeemed	(2,011,894)	(24,611,285)	(2,730,028)	(35,474,324)
	(1,650,786)	(20,234,858)	(1,881,722)	(24,511,303)
Class R Shares
Reinvestment of distributions	30	364	42	517
	30	364	42	517
Class P Shares
Shares sold	303,110	3,819,125	2,127,621	27,443,867
Reinvestment of distributions	114,307	1,388,583	187,346	2,309,254
Shares redeemed	(799,968)	(9,878,389)	(2,267,472)	(29,654,491)
	(382,551)	(4,670,681)	47,495	98,630

NET DECREASE	(2,611,792)	$(31,780,041)	(1,351,526)	$(17,788,720)

54

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Global Real Estate Securities Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	1,737	$16,016	7,767	$76,660
Proceeds received in connection with merger	—	—	135,552	1,602,224
Reinvestment of distributions	1,254	11,230	3,755	34,203
Shares redeemed	(15,490)	(142,363)	(15,500)	(152,222)
	(12,499)	(115,117)	131,574	1,560,865
Class C Shares
Shares sold	33	300	47	611
Proceeds received in connection with merger	—	—	983	11,514
Reinvestment of distributions	36	321	139	1,247
Shares redeemed	(360)	(3,255)	(218)	(2,058)
	(291)	(2,634)	951	11,314
Institutional Shares
Shares sold	10,127	94,541	7,686	94,569
Proceeds received in connection with merger	—	—	453,687	5,362,585
Reinvestment of distributions	1,452	13,002	14,233	129,798
Shares redeemed	(364,249)	(3,426,359)	(30,937)	(287,701)
	(352,670)	(3,318,816)	444,669	5,299,251
Investor Shares
Shares sold	56,797	513,790	584	5,893
Proceeds received in connection with merger	—	—	4,062	47,895
Reinvestment of distributions	495	4,415	206	1,887
Shares redeemed	(22,459)	(203,149)	(868)	(8,379)
	34,833	315,056	3,984	47,296
Class R6 Shares
Shares sold	156,937	1,404,920	1,092,123	10,663,966
Proceeds received in connection with merger	—	—	5,184	61,174
Reinvestment of distributions	90,046	805,152	265,236	2,477,956
Shares redeemed	(110,431)	(1,018,848)	(3,744,828)	(35,481,477)
	136,552	1,191,224	(2,382,285)	(22,278,381)
Class R Shares
Shares sold	—	—	—	83
Reinvestment of distributions	28	247	83	761
	28	247	83	844
Class P Shares
Shares sold	562,353	5,207,967	4,622,273	44,353,247
Proceeds received in connection with merger	—	—	2,668,812	31,465,295
Reinvestment of distributions	61,182	546,739	191,737	1,768,798
Shares redeemed	(575,365)	(5,308,210)	(6,246,636)	(61,314,352)
	48,170	446,496	1,236,186	16,272,988

NET INCREASE/ (DECREASE)	(145,877)	$(1,483,544)	(564,838)	$914,177

55

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

11. SUMMARY OF SHARE TRANSACTIONS (continued)

Share activity is as follows:

	Real Estate Securities Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	27,669	$298,147	91,671	$1,161,245
Reinvestment of distributions	11,911	127,407	63,944	690,238
Shares redeemed	(139,817)	(1,504,194)	(327,913)	(3,900,137)
	(100,237)	(1,078,640)	(172,298)	(2,048,654)
Class C Shares
Shares sold	4,272	42,408	31,440	371,138
Reinvestment of distributions	544	5,383	4,135	41,004
Shares redeemed	(10,127)	(101,275)	(61,493)	(702,574)
	(5,311)	(53,484)	(25,918)	(290,432)
Institutional Shares
Shares sold	149,761	1,722,191	213,269	2,952,959
Reinvestment of distributions	23,893	269,661	105,920	1,211,714
Shares redeemed	(156,408)	(1,761,799)	(440,179)	(5,806,996)
	17,246	230,053	(120,990)	(1,642,323)
Service Shares
Shares sold	2,907	32,139	4,394	56,747
Reinvestment of distributions	266	2,890	1,344	14,610
Shares redeemed	(1,858)	(19,262)	(34,850)	(475,167)
	1,315	15,767	(29,112)	(403,810)
Investor Shares
Shares sold	4,170	46,854	28,120	380,913
Reinvestment of distributions	934	10,140	6,986	77,090
Shares redeemed	(57,701)	(628,459)	(74,835)	(902,453)
	(52,597)	(571,465)	(39,729)	(444,450)
Class R6 Shares
Shares sold	7,470	84,453	208,011	2,559,921
Reinvestment of distributions	2,164	24,419	9,529	108,012
Shares redeemed	(14,581)	(161,895)	(24,826)	(299,563)
	(4,947)	(53,023)	192,714	2,368,370
Class R Shares
Shares sold	4,555	48,686	13,770	162,618
Reinvestment of distributions	395	4,144	3,742	39,440
Shares redeemed	(43,551)	(456,427)	(11,142)	(129,742)
	(38,601)	(403,597)	6,370	72,316
Class P Shares
Shares sold	193,071	2,181,682	1,294,182	15,347,751
Reinvestment of distributions	61,346	691,497	300,817	3,439,977
Shares redeemed	(1,057,515)	(11,946,710)	(2,060,825)	(24,731,148)
	(803,098)	(9,073,531)	(465,826)	(5,943,420)

NET DECREASE	(986,230)	$(10,987,920)	(654,789)	$(8,332,403)

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs Global Infrastructure Fund, Goldman Sachs Global Real Estate Securities Fund, and Goldman Sachs Real Estate Securities Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, (in the case of the Global Real Estate Securities Fund) securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, an update on the Investment Adviser’s soft dollars practices, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data

58

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates, to the extent that each Fund had been in existence for those periods. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management.

The Trustees noted that the Global Infrastructure Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the five-year period, in the third quartile for the one-year period, and in the fourth quartile for the three-year period, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2023. They noted that the Global Real Estate Securities Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the one-, three-, and five-year periods, and had outperformed the Fund’s benchmark index for the five-year period and underperformed for the one- and three-year periods ended March 31, 2023. The Trustees observed that the Real Estate Securities Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-year period and in the third quartile for the one-, five-, and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. The Trustees also noted that certain changes were being made to existing fee waiver or expense limitation arrangements of the Global Real Estate Securities Fund, Global Infrastructure Fund, and Real Estate Securities Fund that would have the effect of decreasing expenses of Class A, Class C, Investor, and Class R Shares of the Funds, with such changes taking effect in connection with the Funds’ next annual registration statement update. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy

59

GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	Global Infrastructure Fund	Global Real Estate Securities Fund	Real Estate Securities Fund

First $1 billion	0.90%	0.93%	0.87%

Next $1 billion	0.81	0.84	0.78

Next $3 billion	0.77	0.80	0.74

Next $3 billion	0.75	0.78	0.73

Over $8 billion	0.74	0.76	0.71

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertakings to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of its transfer agency fees with respect to certain share classes of the Global Infrastructure Fund, Global Real Estate Securities Fund and the Real Estate Securities Fund. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) research received by the Investment Adviser from broker-dealers in exchange for executing certain transactions on behalf of the Funds; (d) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (e) (in the case of the Global Real Estate Securities Fund) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Fund’s cash collateral is invested); (f) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (g) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (h) Goldman Sachs’ retention of certain fees as Fund Distributor; (i) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (j) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (l) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (m) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the advantages received from the Investment Adviser’s knowledge and experience

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

gained from managing other accounts and products; (e) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (f) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (g) (in the case of the Global Real Estate Securities Fund) the Fund’s ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (h) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS REAL ESTATE SECURITIES FUNDS

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6, Class R or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) and contingent deferred sales charges on redemptions (with respect to Class C Shares); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C, Service and Class R Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6, Class R and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023, through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses —The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	Global Infrastructure Fund				Global Real Estate Securities Fund				Real Estate Securities Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*

Class A
Actual	$1,000.00	$1,011.80		$6.66	$1,000.00	$1,035.04		$6.77	$1,000.00	$1,077.53		$6.38
Hypothetical 5% return	1,000.00	1,018.17	+	6.68	1,000.00	1,018.14	+	6.71	1,000.00	1,018.65	+	6.20
Class C
Actual	1,000.00	1,008.31		10.38	1,000.00	1,031.57		10.54	1,000.00	1,072.83		10.22
Hypothetical 5% return	1,000.00	1,014.46	+	10.41	1,000.00	1,014.42	+	10.45	1,000.00	1,014.93	+	9.94
Institutional
Actual	1,000.00	1,013.31		4.95	1,000.00	1,036.71		4.91	1,000.00	1,078.81		4.63
Hypothetical 5% return	1,000.00	1,019.88	+	4.97	1,000.00	1,019.98	+	4.87	1,000.00	1,020.34	+	4.50
Service
Actual	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,076.77		7.20
Hypothetical 5% return	N/A	N/A		N/A	N/A	N/A		N/A	1,000.00	1,017.86	+	7.00
Investor
Actual	1,000.00	1,013.11		5.40	1,000.00	1,037.78		5.52	1,000.00	1,079.40		5.11
Hypothetical 5% return	1,000.00	1,019.43	+	5.41	1,000.00	1,019.38	+	5.47	1,000.00	1,019.88	+	4.96
Class R6
Actual	1,000.00	1,013.61		4.90	1,000.00	1,038.16		4.86	1,000.00	1,079.87		4.58
Hypothetical 5% return	1,000.00	1,019.93	+	4.92	1,000.00	1,020.03	+	4.82	1,000.00	1,020.39	+	4.45
Class R
Actual	1,000.00	1,010.72		7.88	1,000.00	1,035.19		8.03	1,000.00	1,076.49		7.64
Hypothetical 5% return	1,000.00	1,016.96	+	7.90	1,000.00	1,016.91	+	7.96	1,000.00	1,017.44	+	7.42
Class P
Actual	1,000.00	1,013.62		4.90	1,000.00	1,038.18		4.86	1,000.00	1,079.86		4.59
Hypothetical 5% return	1,000.00	1,019.93	+	4.92	1,000.00	1,020.03	+	4.82	1,000.00	1,020.38	+	4.46

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class R Shares	Class P Shares
Global Infrastructure	1.34%	2.08%	0.99%	N/A	1.08%	0.98%	1.58%	0.98%
Global Real Estate Securities	1.34	2.09	0.97	N/A	1.09	0.96	1.59	0.96
Real Estate Securities	1.24	1.99	0.90	1.40	0.99	0.89	1.48	0.89

63

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial	Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*This	list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

Economic and market forecasts presented herein reflect our judgment as of the date of this presentation and are subject to change without notice. These forecasts do not take into account the specific investment objectives, restrictions, tax and financial situation or other needs of any specific client. Actual data will vary and may not be reflected here. These forecasts are subject to high levels of uncertainty that may affect actual performance. Accordingly, these forecasts should be viewed as merely representative of a broad range of possible outcomes. These forecasts are estimated, based on assumptions, and are subject to significant revision and may change materially as economic and market conditions change. Goldman Sachs has no obligation to provide updates or changes to these forecasts. Case studies and examples are for illustrative purposes only.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 329116-OTU-08/2023 RESSAR-23

Goldman Sachs Funds

Semi-Annual Report	June 30, 2023

Tax-Advantaged Equity Funds I
International Tax-Managed Equity
U.S. Tax-Managed Equity

Goldman Sachs Tax-Advantaged Equity Funds

∎	INTERNATIONAL TAX-MANAGED EQUITY

∎	U.S. TAX-MANAGED EQUITY

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Funds I

The following are highlights both of key factors affecting the international and U.S. equity markets and of any key changes made to the Goldman Sachs Tax-Advantaged Funds I (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

International Equities

•

Representing the developed international equity markets, the MSCI EAFE Index (net) (“MSCI EAFE Index”) returned 11.67%, during the Reporting Period, underperforming the U.S. equity market, as represented by the 16.89% return of the Standard & Poor’s 500® Index (the “S&P 500 Index”).

•	During the first quarter of 2023, the MSCI EAFE Index returned 8.47%.

•

International equities rose solidly in January 2023, as markets performed well on the back of softening global inflationary pressures in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. Additionally, China finally lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption.

•

The MSCI EAFE Index then fell in February 2023. Market sentiment was governed by dampening expectations around potential peaking of interest rate hikes and continued geopolitical tensions between Russia and Ukraine one year after Russia’s initial invasion.

•

International equities gained in March 2023, with market sentiment boosted, as it had been at the start of the new calendar year, by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession — all despite banking tensions that arose during the month in the U.S. and internationally.

•	During the second quarter of 2023, the MSCI EAFE Index returned 2.95%.

•	International equities continued to rise in April 2023, recovering slightly from the banking turmoil that plagued March.

•	Headline inflation in Europe fell sharply as energy prices continued to decline globally.

•	China continued to experience reopening-driven economic growth, even as geopolitical concerns around U.S./China tensions weakened investor sentiment toward the country.

•

The Japanese equity market rose for the fourth consecutive month, driven largely by new Bank of Japan governor Kazuo Ueda declaring a commitment to an ultra-loose monetary easing policy and famed U.S. investor Warren Buffet declaring he planned to add to his Japanese equity investments.

•

The MSCI EAFE Index fell in May 2023, as high inflation rates persisted globally, sustained wage growth raised concerns around peak monetary policy rates being higher than earlier expected, and worries around the U.S. debt ceiling loomed over the markets.

•	International equities rebounded in June 2023, as overall, the global economic outlook eased, reducing the risk of falling into a recession.

•	The Bank of England hiked its interest rates more than consensus expected to combat sticky inflation, encouraging other central banks to continue policy tightening.

•	China’s recovery-fueled momentum slowed, leading to its central bank cutting multiple key lending rates.

•	In Japan, import prices began to ease along with other inflation drivers.

•

Ten of the 11 sectors in the MSCI EAFE Index posted positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were information technology, consumer discretionary and industrials.

1

MARKET REVIEW

The weakest performing sector and the only one to post a negative absolute return during the Reporting Period was real estate. Energy and materials generated positive total returns but also significantly lagged the MSCI EAFE Index during the Reporting Period.

•

The best performing countries within the MSCI EAFE Index were Ireland, Italy, Spain, the Netherlands and France. The weakest performing countries in the MSCI EAFE Index were Canada, Finland, Norway, Hong Kong and Israel, each of which posted a negative absolute return during the Reporting Period.

U.S. Equities

•

Overall, U.S. equities rallied during the Reporting Period following poor performance in 2022. The S&P 500 Index ended the Reporting Period with a return of 16.89%, its best first-half showing since 2019 and second best since 1998. The Russell 3000® Index generated a return of 16.17%.

•

The U.S. equity market’s strength was predominantly driven throughout the Reporting Period by disinflation momentum, an upswing in soft economic landing expectations and consumer resilience. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

•	During the first quarter of 2023, the S&P 500 Index returned 7.53%, marking its second straight quarterly gain.

•

Following a stellar start to the calendar year, February 2023 proved to be a setback for the disinflation path after nonfarm payrolls data illustrated the largest job growth in six months, and the U.S. unemployment rate fell to a 53-year low, in turn pushing market forecasts for the U.S. Federal Reserve’s (“Fed”) terminal rate upward. (The terminal federal funds rate is the ultimate interest rate level the Fed sets as its target for a cycle of rate hikes or cuts.)

•

The January 2023 Producer Price Index (“PPI”) and core Personal Consumption Expenditure (“PCE”) Index saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation.

•

The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand. (Bearish refers to an expected downward movement in the prices of securities.)

•

Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of raising interest rates. Economic data in March also contributed to the dovish sentiment, as February 2023 PPI, PCE and personal income growth data were cooler than expected. (Dovish suggests lower interest rates; opposite of hawkish.)

•

On the geopolitical front, the most constructive takeaways came from China’s accelerated economic re-opening following its unanticipated zero-COVID policy pivot toward the end of 2022 as well as Europe’s warmer than anticipated weather that helped avoid an energy crisis.

•	During the second quarter of 2023, the S&P 500 Index returned 8.74%, marking its third consecutive quarterly gain.

•

In addition to those factors that drove strong performance throughout the Reporting Period, second quarter results were boosted by a better than consensus expected first quarter 2023 corporate earnings season and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers.

•	In turn, growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for a vast majority of the S&P 500 Index’s rally in the quarter.

•

First quarter 2023 corporate earnings metrics, although supported by a lower bar, were well above their one-year averages due to a combination of ongoing pricing power, supply-chain normalization, cost-cutting initiatives and margin expansion.

•

Disinflation progress was highlighted by a cooler than consensus expected May 2023 Consumer Price Index reading, as the inflation rate fell to 4.0%, the lowest level in more than two years, on the back of lower energy prices. The May PPI and headline PCE Index data also came in below consensus market forecasts. Furthermore, transitory inflation pressures, such as supply-chain disruptions, continued to fade throughout the quarter.

2

MARKET REVIEW

•	The soft landing narrative continued to take form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession.

•	Despite the S&P 500 Index’s strong second calendar quarter, there were numerous bearish takeaways.

•

These primarily surrounded the implacable higher-for-longer messaging from the Fed. Although the June Fed meeting left the federal funds rate unchanged, Fed Chair Powell made a hawkish statement that the Fed is open to additional rate hikes before year end.

•	Concentrated market leadership was another concern for investors that raised doubts about the sustainability of the U.S. equity market rally.

•	On the geopolitical front, a slower than consensus expected economic recovery in China presented an additional setback for the market.

•

During the Reporting Period overall, all segments of the U.S. equity markets gained ground, but large-cap stocks were strongest, followed by mid-cap stocks and then small-cap stocks. In a reversal from 2022, growth stocks meaningfully outperformed value stocks on a relative basis across the capitalization spectrum during the Reporting Period.

•

Eight of the 11 sectors of the S&P 500 Index gained during the Reporting Period. In another reversal from 2022, the best performing sectors by far within the S&P 500 Index during the Reporting Period were information technology, communication services and consumer discretionary. The weakest performing sectors during the Reporting Period were utilities, energy and health care.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

3

FUND BASICS

International Tax-Managed Equity Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]
Class A	12.21%	11.67%
Class C	11.75	11.67
Institutional	12.28	11.67
Investor	12.28	11.67
Class R6	12.38	11.67
Class P	12.26	11.67

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance reflects the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/23[3]

Holding	% of Net Assets	Line of Business	Country
ASML Holding NV	2.5%	Semiconductors & Semiconductor Equipment	Netherlands
Novo Nordisk A/S, Class B	2.3	Pharmaceuticals, Biotechnology & Life Sciences	Denmark
Novartis AG	2.1	Pharmaceuticals, Biotechnology & Life Sciences	Switzerland
SAP SE	1.5	Software & Services	Germany
Airbus SE	1.4	Capital Goods	France
Sanofi	1.3	Pharmaceuticals, Biotechnology & Life Sciences	United States
Mitsubishi Corp.	1.3	Capital Goods	Japan
UniCredit SpA	1.3	Banks	Italy
Infineon Technologies AG	1.2	Semiconductors & Semiconductor Equipment	Germany
Cie Financiere Richemont SA	1.2	Consumer Durables & Apparel	Switzerland

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

4

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). Investments in the securities lending reinvestment vehicle represented 0.1% of the Fund’s net assets at June 30, 2023. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

5

FUND BASICS

U.S. Tax-Managed Equity Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	Russell 3000® Index[2]

Class A	15.37%	16.17%
Class C	14.96	16.17
Institutional	15.56	16.17
Service	15.26	16.17
Investor	15.50	16.17
Class R6	15.57	16.17
Class P	15.57	16.17

[1]	The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]	The Russell 3000® Index is an unmanaged index that measures the performance of the 3,000 largest U.S. companies based on total market capitalization, which represents approximately 98% of the investable U.S. equity market. Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP 10 HOLDINGS AS OF 6/30/23[3]

Holding	% of Net Assets	Line of Business
Apple, Inc.	5.7%	Technology Hardware & Equipment
Microsoft Corp.	4.8	Software & Services
NVIDIA Corp.	2.6	Semiconductors & Semiconductor Equipment
Amazon.com, Inc.	2.4	Consumer Discretionary Distribution & Retail
Berkshire Hathaway, Inc., Class B	1.7	Financial Services
Chipotle Mexican Grill, Inc.	1.5	Consumer Services
Alphabet, Inc., Class A	1.5	Media & Entertainment
Alphabet, Inc., Class C	1.4	Media & Entertainment
AbbVie, Inc.	1.4	Pharmaceuticals, Biotechnology & Life Sciences
Bank of America Corp.	1.4	Banks

[3]	The top 10 holdings may not be representative of the Fund’s future investments.

6

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATIONS[4]

As of June 30, 2023

[4]	The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from percentages contained in the graph above. The graph categorizes investments using Global Industry Classification Standard (“GICS”); however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of market value (excluding investments in the securities lending reinvestment vehicle, if any). The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

7

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.6%
Australia – 6.1%
84,509	Allkem Ltd. (Materials)*	$908,814
112,177	Aristocrat Leisure Ltd. (Consumer Services)	2,902,336
292,435	BHP Group Ltd. (Materials)	8,791,172
146,470	BlueScope Steel Ltd. (Materials)	2,015,842
9,356	Cochlear Ltd. (Health Care Equipment & Services)	1,433,416
3,371	Commonwealth Bank of Australia (Banks)	225,678
443,769	Perenti Ltd. (Materials)*	304,104
133,507	Platinum Asset Management Ltd. (Financial Services)	155,220
1,107,819	Qantas Airways Ltd. (Transportation)*	4,590,932
66,687	Rio Tinto PLC ADR (Materials)	4,257,298
2,547,936	Scentre Group REIT (Equity Real Estate Investment Trusts)	4,506,059
455,513	Telstra Group Ltd. (Telecommunication Services)	1,306,730
1,108,036	Vicinity Ltd. REIT (Equity Real Estate Investment Trusts)	1,364,568
63,596	Whitehaven Coal Ltd. (Energy)	285,091
80,473	WiseTech Global Ltd. (Software & Services)	4,316,434
89,290	Woodside Energy Group Ltd. (Energy)	2,065,419
220,609	Woolworths Group Ltd. (Consumer Staples Distribution & Retail)	5,845,309

		45,274,422

Austria – 0.4%
164,944	Raiffeisen Bank International AG (Banks)*	2,617,475

Belgium – 0.3%
13,469	D’ieteren Group (Consumer Discretionary Distribution & Retail)	2,383,813

China – 0.3%
638,000	BOC Hong Kong Holdings Ltd. (Banks)	1,954,403

Denmark – 3.7%
13,697	Genmab A/S (Pharmaceuticals, Biotechnology & Life Sciences)*	5,190,584
62,200	Jyske Bank A/S (Banks)*	4,731,707
104,197	Novo Nordisk A/S, Class B (Pharmaceuticals, Biotechnology & Life Sciences)	16,831,967
7,812	Pandora A/S (Consumer Durables & Apparel)	698,249

		27,452,507

Finland – 0.6%
44,082	Kone OYJ, Class B (Capital Goods)	2,303,047
160,190	Nokia OYJ (Technology Hardware & Equipment)	671,174

Common Stocks – (continued)
Finland – (continued)
26,775	Sampo OYJ, Class A (Insurance)	1,202,531

		4,176,752

France – 11.4%
71,229	Airbus SE (Capital Goods)	10,298,416
3,294	Alten SA (Software & Services)*	519,478
40,403	Carrefour SA (Consumer Staples Distribution & Retail)	765,666
5,356	Christian Dior SE (Consumer Durables & Apparel)	4,756,599
27,437	Dassault Aviation SA (Capital Goods)	5,497,035
145,955	Dassault Systemes (Software & Services)	6,467,410
93,788	Edenred (Financial Services)	6,282,330
45,194	Eiffage SA (Capital Goods)	4,718,643
358,118	Engie SA (Utilities)	5,963,712
2,328	Hermes International (Consumer Durables & Apparel)	5,060,420
6,316	IPSOS (Media & Entertainment)	351,442
3,190	Kering (Consumer Durables & Apparel)	1,761,516
26,108	Legrand SA (Capital Goods)	2,590,015
6,000	LVMH Moet Hennessy Louis Vuitton SE (Consumer Durables & Apparel)	5,657,476
82,386	Publicis Groupe SA (Media & Entertainment)	6,611,995
119,213	Rexel SA (Capital Goods)	2,946,222
44,041	Safran SA (Capital Goods)	6,901,655
71,226	SCOR SE (Insurance)	2,093,863
72,431	Societe Generale SA (Banks)	1,883,659
18,775	Thales SA (Capital Goods)	2,813,039
3,102	Vinci SA (Capital Goods)	360,438

		84,301,029

Georgia – 0.0%
7,894	TBC Bank Group PLC (Banks)	247,627

Germany – 8.3%
31,234	AIXTRON SE (Semiconductors & Semiconductor Equipment)	1,060,631
55,807	Bayerische Motoren Werke AG (Automobiles & Components)	6,864,658
14,820	Beiersdorf AG (Household & Personal Products)	1,962,517
5,929	Carl Zeiss Meditec AG (Health Care Equipment & Services)	641,189
154,352	Deutsche Lufthansa AG (Transportation)*	1,582,657
3,625	Elmos Semiconductor SE (Semiconductors & Semiconductor Equipment)	297,789
171,709	E.ON SE (Utilities)	2,193,481
21,843	Fresenius SE & Co. KGaA (Health Care Equipment & Services)	605,854
46,886	GEA Group AG (Capital Goods)	1,962,933
62,071	HUGO BOSS AG (Consumer Durables & Apparel)	4,851,555

8	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Germany – (continued)
220,741	Infineon Technologies AG (Semiconductors & Semiconductor Equipment)	$9,090,614
4,794	Krones AG (Capital Goods)	582,016
6,482	Mercedes-Benz Group AG (Automobiles & Components)	521,745
20,423	MTU Aero Engines AG (Capital Goods)	5,297,098
18,208	Muenchener Rueckversicherungs-Gesellschaft AG in Muenchen (Insurance)	6,835,515
2,530	Rheinmetall AG (Capital Goods)	693,099
80,939	SAP SE (Software & Services)	11,056,870
23,194	Siemens AG (Capital Goods)	3,866,461
77,871	TeamViewer SE (Software & Services)*(a)	1,251,651

		61,218,333

Hong Kong – 0.9%
274,200	AIA Group Ltd. (Insurance)	2,784,912
120,000	CK Asset Holdings Ltd. (Real Estate Management & Development)	666,811
6,000	Jardine Matheson Holdings Ltd. (Capital Goods)	301,080
376,000	Swire Pacific Ltd., Class A (Real Estate Management & Development)	2,888,687

		6,641,490

Israel – 0.2%
69,417	Plus500 Ltd. (Financial Services)	1,291,539

Italy – 2.8%
23,715	Banca IFIS SpA (Financial Services)	379,944
131,167	Banca Mediolanum SpA (Financial Services)	1,186,480
40,010	Banca Popolare di Sondrio SPA (Banks)	166,748
1,005,115	Banco BPM SpA (Banks)	4,668,592
67,620	Leonardo SpA (Capital Goods)	767,817
141,543	Mediobanca Banca di Credito Finanziario SpA (Banks)	1,694,624
37,000	PRADA SpA (Consumer Durables & Apparel)	248,945
54,018	Prysmian SpA (Capital Goods)	2,259,233
412,020	UniCredit SpA (Banks)	9,580,941

		20,953,324

Japan – 25.1%
75,600	Air Water, Inc. (Materials)	1,049,530
68,100	Aisan Industry Co. Ltd. (Automobiles & Components)	555,814
120,800	Aisin Corp. (Automobiles & Components)	3,730,418
4,000	Amiyaki Tei Co. Ltd. (Consumer Services)	101,231
11,800	Arcs Co. Ltd. (Consumer Staples Distribution & Retail)	201,754

Common Stocks – (continued)
Japan – (continued)
3,600	Argo Graphics, Inc. (Software & Services)	97,877
7,000	Asahi Intecc Co. Ltd. (Health Care Equipment & Services)	137,816
178,700	Asahi Kasei Corp. (Materials)	1,209,991
367,900	Astellas Pharma, Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	5,478,943
55,000	Canon Marketing Japan, Inc. (Technology Hardware & Equipment)	1,369,610
16,600	Capcom Co. Ltd. (Media & Entertainment)	658,031
12,400	Chubu Electric Power Co., Inc. (Utilities)	151,274
164,200	Coca-Cola Bottlers Japan Holdings, Inc. (Food, Beverage & Tobacco)	1,741,798
8,500	Daido Steel Co. Ltd. (Materials)	354,475
3,800	Daikoku Denki Co. Ltd. (Consumer Durables & Apparel)	104,476
32,100	Daiwa House Industry Co. Ltd. (Real Estate Management & Development)	848,146
5,400	Doutor Nichires Holdings Co. Ltd. (Consumer Services)	79,104
28,000	Eagle Industry Co. Ltd. (Automobiles & Components)	340,928
33,800	ES-Con Japan Ltd. (Consumer Durables & Apparel)	193,658
8,300	FCC Co. Ltd. (Automobiles & Components)	108,089
39,100	Fujikura Ltd. (Capital Goods)	328,292
11,900	Fujitsu Ltd. (Software & Services)	1,540,847
117,200	Heiwa Corp. (Consumer Services)	2,038,348
4,900	Hisamitsu Pharmaceutical Co., Inc. (Pharmaceuticals, Biotechnology & Life Sciences)	128,581
172,600	Honda Motor Co. Ltd. (Automobiles & Components)	5,228,721
4,400	Horiba Ltd. (Technology Hardware & Equipment)	253,063
54,800	Hulic Co. Ltd. (Real Estate Management & Development)	469,550
5,400	IHI Corp. (Capital Goods)	146,461
12,300	Isetan Mitsukoshi Holdings Ltd. (Consumer Discretionary Distribution & Retail)	125,044
11,800	Isuzu Motors Ltd. (Automobiles & Components)	143,149
169,000	ITOCHU Corp. (Capital Goods)	6,712,943
21,100	Japan Medical Dynamic Marketing, Inc. (Health Care Equipment & Services)	149,519
131,500	Japan Tobacco, Inc. (Food, Beverage & Tobacco)	2,880,638
356,100	JFE Holdings, Inc. (Materials)	5,091,005
97,000	JGC Holdings Corp. (Capital Goods)	1,261,236
3,800	Kaga Electronics Co. Ltd. (Technology Hardware & Equipment)	169,144
129,300	KDDI Corp. (Telecommunication Services)	3,993,187

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
486,000	Kobe Steel Ltd. (Materials)	$4,476,548
233,700	Komatsu Ltd. (Capital Goods)	6,321,121
44,400	Kyoei Steel Ltd. (Materials)	627,559
11,000	Macnica Holdings, Inc. (Technology Hardware & Equipment)	457,122
700	Mandom Corp. (Household & Personal Products)	7,048
140,700	Marubeni Corp. (Capital Goods)	2,398,092
264,700	Mazda Motor Corp. (Automobiles & Components)	2,558,111
19,500	Mimasu Semiconductor Industry Co. Ltd. (Semiconductors & Semiconductor Equipment)	424,335
42,000	Mirarth Holdings, Inc. (Real Estate Management & Development)	129,439
202,000	Mitsubishi Corp. (Capital Goods)	9,766,075
112,300	Mitsubishi Estate Co. Ltd. (Real Estate Management & Development)	1,334,160
942,400	Mitsubishi HC Capital, Inc. (Financial Services)	5,595,413
106,700	Mitsubishi Heavy Industries Ltd. (Capital Goods)	4,983,453
14,400	Mitsubishi Logistics Corp. (Transportation)	355,853
47,500	Mitsubishi Shokuhin Co. Ltd. (Consumer Staples Distribution & Retail)	1,225,204
34,000	Mitsubishi UFJ Financial Group, Inc. (Banks)	250,617
16,000	Mizuho Leasing Co. Ltd. (Financial Services)	522,723
84,500	MS&AD Insurance Group Holdings, Inc. (Insurance)	2,992,339
103,800	NEC Corp. (Software & Services)	5,035,599
40,400	Nexon Co. Ltd. (Media & Entertainment)	774,738
33,000	Nihon Parkerizing Co. Ltd. (Materials)	246,098
31,500	Nippn Corp. (Food, Beverage & Tobacco)	403,332
67,200	Nippon Kayaku Co. Ltd. (Materials)	575,000
116,100	Nippon Paint Holdings Co. Ltd. (Materials)	960,844
2,362,500	Nippon Telegraph & Telephone Corp. (Telecommunication Services)	2,795,561
697,700	Nissan Motor Co. Ltd. (Automobiles & Components)	2,863,454
5,000	Nisshin Oillio Group Ltd. (The) (Food, Beverage & Tobacco)	118,883
78,400	Niterra Co. Ltd. (Automobiles & Components)	1,572,987
16,300	Olympus Corp. (Health Care Equipment & Services)	257,953
29,800	Ono Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	537,694

Common Stocks – (continued)
Japan – (continued)
18,500	Osaka Gas Co. Ltd. (Utilities)	283,564
131,000	Otsuka Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,805,297
6,000	Oyo Corp. (Commercial & Professional Services)	83,783
11,300	Pacific Industrial Co. Ltd. (Automobiles & Components)	102,225
29,700	Paramount Bed Holdings Co. Ltd. (Health Care Equipment & Services)	494,861
31,400	Press Kogyo Co. Ltd. (Automobiles & Components)	134,180
136,700	Renesas Electronics Corp. (Semiconductors & Semiconductor Equipment)*	2,579,845
10,900	Ricoh Leasing Co. Ltd. (Financial Services)	318,739
184,400	Round One Corp. (Consumer Services)	730,472
538,200	Santen Pharmaceutical Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,583,990
45,900	SCREEN Holdings Co. Ltd. (Semiconductors & Semiconductor Equipment)	5,227,968
14,600	Sekisui Chemical Co. Ltd. (Consumer Durables & Apparel)	210,929
127,500	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	5,508,275
72,800	Shikoku Electric Power Co., Inc. (Utilities)*	496,131
4,600	Shinagawa Refractories Co. Ltd. (Materials)	172,729
26,800	Shin-Etsu Chemical Co. Ltd. (Materials)	895,601
112,000	Shionogi & Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	4,724,099
104,800	SoftBank Group Corp. (Telecommunication Services)	4,942,328
29,400	Sojitz Corp. (Capital Goods)	650,631
114,200	Sompo Holdings, Inc. (Insurance)	5,124,068
28,500	Subaru Corp. (Automobiles & Components)	536,763
320,800	Sumitomo Corp. (Capital Goods)	6,805,764
21,200	Sumitomo Heavy Industries Ltd. (Capital Goods)	507,769
74,700	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	2,650,026
59,300	Taisho Pharmaceutical Holdings Co. Ltd. (Pharmaceuticals, Biotechnology & Life Sciences)	2,230,664
78,700	Takashimaya Co. Ltd. (Consumer Discretionary Distribution & Retail)	1,100,140
24,600	Tanseisha Co. Ltd. (Commercial & Professional Services)	134,988
224,200	Tokio Marine Holdings, Inc. (Insurance)	5,168,610
121,300	Tokyo Century Corp. (Financial Services)	4,380,489

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Japan – (continued)
8,300	Tokyotokeiba Co. Ltd. (Consumer Services)	$226,717
762,700	Tokyu Fudosan Holdings Corp. (Real Estate Management & Development)	4,371,647
7,100	Topre Corp. (Automobiles & Components)	78,638
36,600	Toyo Suisan Kaisha Ltd. (Food, Beverage & Tobacco)	1,651,096
188,800	Toyota Motor Corp. (Automobiles & Components)	3,034,410
4,100	Tv Tokyo Holdings Corp. (Media & Entertainment)	95,967
20,700	UBE Corp. (Materials)	355,880
11,400	Yamaichi Electronics Co. Ltd. (Semiconductors & Semiconductor Equipment)	188,598
17,700	Yellow Hat Ltd. (Consumer Discretionary Distribution & Retail)	227,919

		185,555,846

Netherlands – 5.9%
169,457	ABN AMRO Bank NV (Banks)(a)	2,633,913
25,223	ASML Holding NV (Semiconductors & Semiconductor Equipment)	18,294,967
22,006	EXOR NV (Financial Services)	1,964,576
31,220	Heineken Holding NV (Food, Beverage & Tobacco)	2,716,831
31,936	Heineken NV (Food, Beverage & Tobacco)	3,284,191
234,543	ING Groep NV (Banks)	3,162,015
89,928	Koninklijke Ahold Delhaize NV (Consumer Staples Distribution & Retail)	3,065,919
243,461	Shell PLC (Energy)	7,333,830
8,546	Shell PLC ADR (Energy)	516,007
3,090	Wolters Kluwer NV (Commercial & Professional Services)	392,348

		43,364,597

Norway – 1.2%
249,322	Aker BP ASA (Energy)	5,849,444
66,697	Aker Solutions ASA (Energy)	241,526
4,759	DNB Bank ASA (Banks)	88,997
43,979	Kongsberg Gruppen ASA (Capital Goods)	1,999,029
698,271	Norwegian Air Shuttle ASA (Transportation)*	671,066

		8,850,062

Portugal – 0.2%
44,190	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	1,217,372

Singapore – 2.3%
75,700	Keppel Corp. Ltd. (Capital Goods)	376,740
640,300	Oversea-Chinese Banking Corp. Ltd. (Banks)	5,824,802

Common Stocks – (continued)
Singapore – (continued)
1,444,137	Seatrium Ltd. (Capital Goods)*	133,943
929,900	Sembcorp Industries Ltd. (Utilities)	3,962,366
281,000	Singapore Exchange Ltd. (Financial Services)	2,001,058
99,805	STMicroelectronics NV (Semiconductors & Semiconductor Equipment)	4,977,617

		17,276,526

South Africa – 0.3%
87,352	Anglo American PLC (Materials)	2,487,220

Spain – 3.3%
18,547	Amadeus IT Group SA (Consumer Services)*	1,412,362
446,685	Banco Bilbao Vizcaya Argentaria SA (Banks)	3,431,749
449,156	Bankinter SA (Banks)	2,764,453
565,036	Iberdrola SA (Utilities)	7,378,695
215,532	Industria de Diseno Textil SA (Consumer Discretionary Distribution & Retail)	8,360,015
108,192	Merlin Properties Socimi SA REIT (Equity Real Estate Investment Trusts)	926,703

		24,273,977

Sweden – 4.5%
8,328	Addnode Group AB (Software & Services)	64,324
93,692	Atlas Copco AB, Class B (Capital Goods)	1,168,197
15,886	BoneSupport Holding AB (Pharmaceuticals, Biotechnology & Life Sciences)*(a)	188,066
52,742	Evolution AB (Consumer Services)(a)	6,683,668
47,200	Saab AB, Class B (Capital Goods)	2,555,220
454,741	Skandinaviska Enskilda Banken AB, Class A (Banks)	5,029,554
36,274	SKF AB, Class B (Capital Goods)	632,093
85,417	SSAB AB, Class A (Materials)	607,810
572,882	SSAB AB, Class B (Materials)	3,972,440
336,732	Swedbank AB, Class A (Banks)	5,682,731
304,070	Volvo AB, Class B (Capital Goods)	6,292,736
28,997	Volvo Car AB, Class B (Automobiles & Components)*	115,371

		32,992,210

Switzerland – 5.2%
189,112	ABB Ltd. (Capital Goods)	7,439,827
423,194	Aryzta AG (Food, Beverage & Tobacco)*	702,315
656	Bucher Industries AG (Capital Goods)	290,305
10	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	1,241,190
11	Chocoladefabriken Lindt & Spruengli AG (Food, Beverage & Tobacco)	138,303

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Switzerland – (continued)
53,427	Cie Financiere Richemont SA (Consumer Durables & Apparel)	$9,075,538
155,129	Novartis AG (Pharmaceuticals, Biotechnology & Life Sciences)	15,640,018
1,848	Swatch Group AG (The) – Bearer (Consumer Durables & Apparel)	540,341
3,256	Swatch Group AG (The) – Registered (Consumer Durables & Apparel)	179,064
161,302	UBS Group AG (Financial Services)	3,269,377

		38,516,278

United Kingdom – 9.3%
93,235	AstraZeneca PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	6,672,829
22,000	Auto Trader Group PLC (Media & Entertainment)(a)	170,820
665,010	Aviva PLC (Insurance)	3,345,837
161,803	Barratt Developments PLC (Consumer Durables & Apparel)	850,392
153,008	Beazley PLC (Insurance)	1,147,133
9,577	Berkeley Group Holdings PLC (Consumer Durables & Apparel)	477,413
151,339	BP PLC ADR (Energy)	5,340,753
216,065	British American Tobacco PLC (Food, Beverage & Tobacco)	7,178,861
18,283	British American Tobacco PLC ADR (Food, Beverage & Tobacco)	606,996
328,500	CK Hutchison Holdings Ltd. (Capital Goods)	2,004,948
299,227	Compass Group PLC (Consumer Services)	8,379,305
2,834	Diageo PLC (Food, Beverage & Tobacco)	121,837
48,467	IG Group Holdings PLC (Financial Services)	417,003
254,518	Imperial Brands PLC (Food, Beverage & Tobacco)	5,633,623
357,793	Informa PLC (Media & Entertainment)	3,303,568
60,684	Jupiter Fund Management PLC (Financial Services)	83,102
97,197	Lancashire Holdings Ltd. (Insurance)	713,485
70,459	NatWest Group PLC ADR (Banks)	431,209
102,439	Pearson PLC (Consumer Services)	1,073,954
85,057	Reckitt Benckiser Group PLC (Household & Personal Products)	6,392,112
1,330,966	Rolls-Royce Holdings PLC (Capital Goods)*	2,559,453
18,496	Sage Group PLC (The) (Software & Services)	217,271
15,448	Segro PLC REIT (Equity Real Estate Investment Trusts)	140,883
233,417	Smiths Group PLC (Capital Goods)	4,883,496
103,183	SSE PLC (Utilities)	2,419,653
995,726	Tesco PLC (Consumer Staples Distribution & Retail)	3,141,067

Common Stocks – (continued)
United Kingdom – (continued)
17,969	Vesuvius PLC (Capital Goods)	91,034
137,045	Virgin Money UK PLC (Banks)	260,892
98,609	Vodafone Group PLC ADR (Telecommunication Services)(b)	931,855

		68,990,784

United States – 5.3%
41,897	GSK PLC ADR (Pharmaceuticals, Biotechnology & Life Sciences)	1,493,209
235,089	Haleon PLC ADR (Household & Personal Products)(c)	1,970,046
66,457	Nestle SA (Food, Beverage & Tobacco)	7,994,219
28,869	Roche Holding AG (Pharmaceuticals, Biotechnology & Life Sciences)	8,818,615
62,400	Samsonite International SA (Consumer Durables & Apparel)*(a)	176,454
92,593	Sanofi (Pharmaceuticals, Biotechnology & Life Sciences)	9,968,176
7,282	Schneider Electric SE (Capital Goods)	1,322,970
367,409	Stellantis NV (Automobiles & Components)	6,459,345
85,357	Tenaris SA (Energy)	1,276,860

		39,479,894

TOTAL INVESTMENTS BEFORE SECURITIES LENDING REINVESTMENT VEHICLE
(Cost $614,782,093)		$721,517,480

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle – 0.1%(d)
Goldman Sachs Financial Square Government Fund – Institutional Shares
568,650	5.022%	$568,650
(Cost $568,650)

TOTAL INVESTMENTS – 97.7%
(Cost $615,350,743)		$722,086,130

OTHER ASSETS IN EXCESS OF LIABILITIES – 2.3%		17,373,325

NET ASSETS – 100.0%		$739,459,455

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or portion of security is pledged as collateral for futures contracts. Total market value of securities pledged as collateral on futures contracts amounts to $886,070, which represents approximately 0.1% of net assets as of June 30, 2023.

(c)	All or a portion of security is on loan.

(d)	Represents an affiliated issuer.

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

Sector Name	% of Market Value
Industrials	18.5%
Financials	16.5
Consumer Discretionary	14.6
Health Care	12.6
Information Technology	10.5
Consumer Staples	9.4
Materials	5.4
Communication Services	3.6
Energy	3.2
Utilities	3.2
Real Estate	2.4
Securities Lending Reinvestment Vehicle	0.1

TOTAL INVESTMENTS	100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)
Long position contracts:
EURO STOXX 50 Index	85	09/15/23	$4,106,132	$73,990
FTSE 100 Index	14	09/15/23	1,340,880	(10,084)
MSCI EAFE E-Mini Index	5	07/28/23	106,810	270
SPI 200 Index	5	09/21/23	596,288	8,618
TOPIX Index	13	09/07/23	2,061,333	72,322

Total Futures Contracts				$145,116

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 99.8%
Automobiles & Components – 1.6%
408,243	General Motors Co.	$15,741,850
104,299	Tesla, Inc.*	27,302,349

		43,044,199

Banks – 2.1%
1,309,991	Bank of America Corp.	37,583,642
284,671	Bank of NT Butterfield & Son Ltd. (The) (Bermuda)	7,788,599
1	Cadence Bank	20
49,819	Commerce Bancshares, Inc.	2,426,185
11,346	East West Bancorp, Inc.	598,955
40,192	First BanCorp. (Puerto Rico)	491,146
19,845	International Bancshares Corp.	877,149
40,827	JPMorgan Chase & Co.	5,937,879
5,054	PNC Financial Services Group, Inc. (The)	636,551

		56,340,126

Capital Goods – 6.9%
14,712	AAON, Inc.	1,394,845
5,761	AGCO Corp.	757,111
195,946	AMETEK, Inc.	31,719,738
32,336	Atkore, Inc.*	5,042,476
31,293	Boeing Co. (The)*	6,607,830
28,804	Carrier Global Corp.	1,431,847
32,308	Emerson Electric Co.	2,920,320
85,947	Encore Wire Corp.	15,980,126
1	Fortive Corp.	75
10,402	H&E Equipment Services, Inc.	475,891
33,291	HEICO Corp., Class A	4,680,715
12,658	Hexcel Corp.	962,261
312,092	Howmet Aerospace, Inc.	15,467,279
97,597	Illinois Tool Works, Inc.	24,414,866
21,989	Johnson Controls International PLC	1,498,330
12,408	Lockheed Martin Corp.	5,712,395
228,742	Mueller Industries, Inc.	19,964,602
154,931	NEXTracker, Inc., Class A*	6,167,803
101,799	nVent Electric PLC	5,259,954
41,785	Pentair PLC	2,699,311
5,157	Powell Industries, Inc.	312,463
149,820	Raytheon Technologies Corp.	14,676,367
12,152	RBC Bearings, Inc.*	2,642,695
58,001	Rush Enterprises, Inc., Class A	3,522,981
15,356	Simpson Manufacturing Co., Inc.	2,126,806
15,142	Snap-on, Inc.	4,363,773
5,515	United Rentals, Inc.	2,456,216

		183,259,076

Commercial & Professional Services – 2.5%
58,400	Cintas Corp.	29,029,472
30,568	Equifax, Inc.	7,192,650
9,225	ExlService Holdings, Inc.*	1,393,529
194,173	Republic Services, Inc.	29,741,478

		67,357,129

Common Stocks – (continued)
Consumer Discretionary Distribution & Retail – 6.3%
498,039	Amazon.com, Inc.*	64,924,364
1,486	Asbury Automotive Group, Inc.*	357,264
2,286	AutoZone, Inc.*	5,699,821
29,955	Best Buy Co., Inc.	2,454,812
96,666	CarMax, Inc.*	8,090,944
42,025	Carvana Co.*	1,089,288
301,154	Chewy, Inc., Class A*	11,886,549
34,974	eBay, Inc.	1,562,988
71,246	Five Below, Inc.*	14,002,689
10,091	Group 1 Automotive, Inc.	2,604,487
88,030	LKQ Corp.	5,129,508
91,859	Lowe’s Cos., Inc.	20,732,576
16,898	MercadoLibre, Inc. (Brazil) *	20,017,371
4,341	Monro, Inc.	176,375
20,014	Murphy USA, Inc.	6,226,556
1,394	O’Reilly Automotive, Inc.*	1,331,688
9,745	Penske Automotive Group, Inc.	1,623,809
1	Victoria’s Secret & Co.*	18

		167,911,107

Consumer Durables & Apparel – 2.5%
94,904	Crocs, Inc.*	10,671,006
1,466	Garmin Ltd.	152,889
51,264	G-III Apparel Group Ltd.*	987,857
12,862	Green Brick Partners, Inc.*	730,562
3,744	Lennar Corp., Class A	469,161
147,331	LGI Homes, Inc.*	19,873,478
199,616	M/I Homes, Inc.*	17,404,519
40,583	PulteGroup, Inc.	3,152,487
264,515	Skechers USA, Inc., Class A*	13,929,360

		67,371,319

Consumer Services – 3.4%
49,494	Airbnb, Inc., Class A*	6,343,151
18,628	Chipotle Mexican Grill, Inc.*	39,845,292
113,197	Duolingo, Inc.*	16,180,379
38,392	Frontdoor, Inc.*	1,224,705
1,587	Graham Holdings Co., Class B	906,939
205,014	International Game Technology PLC	6,537,896
25,703	Red Rock Resorts, Inc., Class A	1,202,386
48,677	Wingstop, Inc.	9,743,188
81,196	Wynn Resorts Ltd.	8,575,110
11,175	Xponential Fitness, Inc., Class A*	192,769
5,222	Yum! Brands, Inc.	723,508

		91,475,323

Consumer Staples Distribution & Retail – 0.3%
8,547	Casey’s General Stores, Inc.	2,084,443
3,528	Costco Wholesale Corp.	1,899,405
16,954	PriceSmart, Inc.	1,255,613
67,070	Sprouts Farmers Market, Inc.*	2,463,481
2,087	Target Corp.	275,275

		7,978,217

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Energy – 3.5%
165,563	Antero Resources Corp.*	$3,812,916
8,224	Cactus, Inc., Class A	348,040
191,516	Cheniere Energy, Inc.	29,179,378
89,256	EOG Resources, Inc.	10,214,456
11,147	Exxon Mobil Corp.	1,195,516
12,264	Hess Corp.	1,667,291
14,840	Marathon Petroleum Corp.	1,730,344
751,506	Nordic American Tankers Ltd.	2,758,027
8,760	ONEOK, Inc.	540,667
33,190	Pioneer Natural Resources Co.	6,876,304
94,650	Schlumberger NV	4,649,208
61,082	Scorpio Tankers, Inc. (Monaco)	2,884,903
103,628	Targa Resources Corp.	7,886,091
476,743	TechnipFMC PLC (United Kingdom) *	7,923,469
53,506	Teekay Tankers Ltd., Class A (Canada)	2,045,534
43,983	Valero Energy Corp.	5,159,206
156,754	Williams Cos., Inc. (The)	5,114,883

		93,986,233

Equity Real Estate Investment Trusts – 5.7%
1	Apartment Income REIT Corp. REIT	36
1	Apartment Investment and Management Co., Class A REIT	9
10,531	AvalonBay Communities, Inc. REIT	1,993,202
193,709	Brixmor Property Group, Inc. REIT	4,261,598
34,042	Camden Property Trust REIT	3,706,153
118,868	CubeSmart REIT	5,308,645
844,112	DiamondRock Hospitality Co. REIT	6,761,337
8,218	EastGroup Properties, Inc. REIT	1,426,645
42,893	Equity LifeStyle Properties, Inc. REIT	2,869,113
132,077	First Industrial Realty Trust, Inc. REIT	6,952,533
408,625	Healthpeak Properties, Inc. REIT	8,213,362
932,865	Host Hotels & Resorts, Inc. REIT	15,700,118
615,325	Independence Realty Trust, Inc. REIT	11,211,222
9,634	Lamar Advertising Co., Class A REIT	956,175
29,850	Mid-America Apartment Communities, Inc. REIT	4,533,021
38,075	NexPoint Residential Trust, Inc. REIT	1,731,651
1,549,520	Park Hotels & Resorts, Inc. REIT	19,864,846
132,086	Prologis, Inc. REIT	16,197,706
54,242	SBA Communications Corp. REIT	12,571,126
2	Simon Property Group, Inc. REIT	231
153,840	UDR, Inc. REIT	6,608,966
441,116	Ventas, Inc. REIT	20,851,553
1	Vornado Realty Trust REIT	18

		151,719,266

Common Stocks – (continued)
Financial Services – 6.8%
16,753	A-Mark Precious Metals, Inc.	627,149
23,978	Banco Latinoamericano de Comercio Exterior SA, Class E (Panama)	528,955
133,530	Berkshire Hathaway, Inc., Class B*	45,533,730
100,090	CME Group, Inc.	18,545,676
96,351	Discover Financial Services	11,258,614
43,534	Euronet Worldwide, Inc.*	5,109,586
18,338	EVERTEC, Inc. (Puerto Rico)	675,388
19,961	Interactive Brokers Group, Inc., Class A	1,658,160
107,848	Jefferies Financial Group, Inc.	3,577,318
9,250	LPL Financial Holdings, Inc.	2,011,227
24,051	MarketAxess Holdings, Inc.	6,287,412
119,426	MGIC Investment Corp.	1,885,737
7,538	Moody’s Corp.	2,621,113
82,450	Morgan Stanley	7,041,230
57,031	S&P Global, Inc.	22,863,158
801,015	Synchrony Financial	27,170,429
355,213	Toast, Inc., Class A*	8,017,157
151,167	Voya Financial, Inc.	10,840,186
29,469	WEX, Inc.*	5,365,421

		181,617,646

Food, Beverage & Tobacco – 3.4%
210,340	Coca-Cola Co. (The)	12,666,675
2,270	Coca-Cola Consolidated, Inc.	1,443,765
39,594	Darling Ingredients, Inc.*	2,525,701
377,442	Kraft Heinz Co. (The)	13,399,191
35,242	Lamb Weston Holdings, Inc.	4,051,068
9,833	Lancaster Colony Corp.	1,977,318
20,833	Molson Coors Beverage Co., Class B	1,371,645
484,935	Mondelez International, Inc., Class A	35,371,159
302,406	Monster Beverage Corp.*	17,370,201
7,164	National Beverage Corp.*	346,379
72	Seaboard Corp.	256,372

		90,779,474

Health Care Equipment & Services – 6.7%
529,723	Boston Scientific Corp.*	28,652,717
21,748	Cigna Group (The)	6,102,489
31,023	DaVita, Inc.*	3,116,881
109,952	Doximity, Inc., Class A*	3,740,567
71,276	Elevance Health, Inc.	31,667,214
151,153	Envista Holdings Corp.*	5,115,017
93,641	Guardant Health, Inc.*	3,352,348
43,802	HCA Healthcare, Inc.	13,293,031
34,579	Humana, Inc.	15,461,308
14,459	IDEXX Laboratories, Inc.*	7,261,744
17,428	Inspire Medical Systems, Inc.*	5,657,826
36,443	Intuitive Surgical, Inc.*	12,461,319
6,269	Molina Healthcare, Inc.*	1,888,474
55,110	Tenet Healthcare Corp.*	4,484,852
47,957	UnitedHealth Group, Inc.	23,050,052
29,954	Varex Imaging Corp.*	706,016
54,089	Veeva Systems, Inc., Class A*	10,695,018

		176,706,873

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Schedule of Investments (continued)

June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)
Household & Personal Products – 0.6%
122,766	elf Beauty, Inc.*	$14,023,560
8,185	Procter & Gamble Co. (The)	1,241,992

		15,265,552

Insurance – 3.1%
303,068	American Equity Investment Life Holding Co.	15,792,874
38,550	American Financial Group, Inc.	4,577,813
271,363	Arch Capital Group Ltd.*	20,311,521
45,908	Chubb Ltd.	8,840,044
146,410	CNO Financial Group, Inc.	3,465,525
2,591	Enstar Group Ltd.*	632,826
64,289	Genworth Financial, Inc., Class A*	321,445
49,907	Globe Life, Inc.	5,470,805
71,171	Goosehead Insurance, Inc., Class A*	4,475,944
22,654	Marsh & McLennan Cos., Inc.	4,260,764
120,443	Prudential Financial, Inc.	10,625,481
6,559	Reinsurance Group of America, Inc.	909,668
35,965	W R Berkley Corp.	2,142,075

		81,826,785

Materials – 3.3%
76,954	Axalta Coating Systems Ltd.*	2,524,861
35,642	Carpenter Technology Corp.	2,000,586
47,477	CF Industries Holdings, Inc.	3,295,853
8,601	Dow, Inc.	458,089
32,458	Eagle Materials, Inc.	6,050,820
71,308	Element Solutions, Inc.	1,369,114
48,015	Linde PLC	18,297,556
2,496	Martin Marietta Materials, Inc.	1,152,378
26,262	Mosaic Co. (The)	919,170
56,853	Olin Corp.	2,921,676
124,266	Sherwin-Williams Co. (The)	32,995,108
49,608	Summit Materials, Inc., Class A*	1,877,663
64,519	Vulcan Materials Co.	14,545,163

		88,408,037

Media & Entertainment – 5.7%
326,600	Alphabet, Inc., Class A*	39,094,020
315,000	Alphabet, Inc., Class C*	38,105,550
42,749	Meta Platforms, Inc., Class A*	12,268,108
28,089	Netflix, Inc.*	12,372,924
538,121	News Corp., Class A	10,493,359
108,186	ROBLOX Corp., Class A*	4,359,896
245,597	Trade Desk, Inc. (The), Class A*	18,965,000
577,346	Warner Music Group Corp., Class A	15,062,957

		150,721,814

Pharmaceuticals, Biotechnology & Life Sciences – 7.7%
279,233	AbbVie, Inc.	37,621,062
16,828	Biogen, Inc.*	4,793,456
435,422	Bristol-Myers Squibb Co.	27,845,237
160,006	Gilead Sciences, Inc.	12,331,662
21,426	Harmony Biosciences Holdings, Inc.*	753,981
165,704	Horizon Therapeutics PLC*	17,042,656
7,809	IQVIA Holdings, Inc.*	1,755,229

Common Stocks – (continued)
Pharmaceuticals, Biotechnology & Life Sciences – (continued)
88,523	Johnson & Johnson	14,652,327
70,917	Medpace Holdings, Inc.*	17,032,136
26,154	Merck & Co., Inc.	3,017,910
6,958	Mettler-Toledo International, Inc.*	9,126,391
88,408	Moderna, Inc.*	10,741,572
111,227	Organon & Co.	2,314,634
128,361	Pfizer, Inc.	4,708,281
4,775	Regeneron Pharmaceuticals, Inc.*	3,431,029
3,494	Thermo Fisher Scientific, Inc.	1,822,995
5,552	United Therapeutics Corp.*	1,225,604
87,972	Vertex Pharmaceuticals, Inc.*	30,958,227
6,675	West Pharmaceutical Services, Inc.	2,552,987

		203,727,376

Real Estate Management & Development – 0.2%
71,280	CoStar Group, Inc.*	6,343,920

Semiconductors & Semiconductor Equipment – 5.9%
218,165	Applied Materials, Inc.	31,533,569
29,089	Axcelis Technologies, Inc.*	5,332,886
38,684	Broadcom, Inc.	33,555,662
3,264	KLA Corp.	1,583,105
4,959	Lam Research Corp.	3,187,943
162,291	NVIDIA Corp.	68,652,339
4,287	NXP Semiconductors NV (China)	877,463
63,128	Texas Instruments, Inc.	11,364,303

		156,087,270

Software & Services – 12.1%
63,538	Adobe, Inc.*	31,069,447
30,575	Autodesk, Inc.*	6,255,951
440,904	Clear Secure, Inc., Class A	10,215,746
19,021	CommVault Systems, Inc.*	1,381,305
5,074	EPAM Systems, Inc.*	1,140,381
395,400	Fortinet, Inc.*	29,888,286
69,865	Gartner, Inc.*	24,474,408
58,427	Gitlab, Inc., Class A*	2,986,204
3,182	Intuit, Inc.	1,457,960
9,452	Manhattan Associates, Inc.*	1,889,266
377,442	Microsoft Corp.	128,534,099
18,778	MongoDB, Inc.*	7,717,570
18,506	Oracle Corp.	2,203,879
87,023	Palo Alto Networks, Inc.*	22,235,247
5,663	Perficient, Inc.*	471,898
24,029	ServiceNow, Inc.*	13,503,577
9,872	SPS Commerce, Inc.*	1,896,016
121,972	VeriSign, Inc.*	27,562,013
43,289	Zscaler, Inc.*	6,333,181

		321,216,434

Technology Hardware & Equipment – 8.6%
781,327	Apple, Inc.	151,553,998
118,470	Arista Networks, Inc.*	19,199,248
43,784	Cisco Systems, Inc.	2,265,384
94,239	Keysight Technologies, Inc.*	15,780,321
42,942	NetApp, Inc.	3,280,769

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Shares	Description	Value

Common Stocks – (continued)
Technology Hardware & Equipment – (continued)
105,138	Super Micro Computer, Inc.*	$26,205,647
23,958	Teledyne Technologies, Inc.*	9,849,373
1	Vontier Corp.	32

		228,134,772

Telecommunication Services – 0.0%
13,349	Iridium Communications, Inc.	829,240

Transportation – 0.9%
19,007	Costamare, Inc. (Monaco)	183,798
94,059	CSX Corp.	3,207,412
12,022	Norfolk Southern Corp.	2,726,109
46,967	Ryder System, Inc.	3,982,332
61,767	Union Pacific Corp.	12,638,763

		22,738,414

TOTAL INVESTMENTS – 99.8%
(Cost $1,574,433,050)		$2,654,845,602

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.2%		5,809,812

NET ASSETS – 100.0%		$2,660,655,414

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Assets and Liabilities

June 30, 2023 (Unaudited)

	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund
Assets:
Investments in unaffiliated issuers, at value (cost $614,782,093 and $1,574,433,050, respectively)(a)	$721,517,480	$2,654,845,602
Investments in affiliated securities lending reinvestment vehicle, at value which equals cost	568,650	—
Cash	6,922,671	6,876,970
Foreign currency, at value (cost $5,583,608 and $—, respectively)	5,540,678	—
Receivables:
Foreign tax reclaims	4,643,629	3,732
Dividends	1,221,678	1,707,510
Reimbursement from investment adviser	54,257	—
Securities lending income	2,601	—
Fund shares sold	1,184	20,831
Variation margin on futures contracts	52,339	—
Other assets	102,982	116,364
Total assets	740,628,149	2,663,571,009

Liabilities:
Payables:
Payable upon return of securities loaned	568,650	—
Management fees	508,867	1,381,905
Fund shares redeemed	37,013	764,125
Distribution and Service fees and Transfer Agency fees	20,776	114,469
Accrued expenses	33,388	655,096
Total liabilities	1,168,694	2,915,595

Net Assets:
Paid-in capital	673,582,729	1,575,984,988
Total distributable earnings	65,876,726	1,084,670,426
NET ASSETS	$739,459,455	$2,660,655,414
Net Assets:
Class A	$5,498,420	$83,432,817
Class C	696,009	16,005,612
Institutional	11,576,472	55,593,642
Service	—	3,132,216
Investor	10,027,244	18,239,642
Class R6	646,416,995	2,282,976,414
Class P	65,244,315	201,275,071
Total Net Assets	$739,459,455	$2,660,655,414
Shares outstanding $0.001 par value (unlimited number of shares authorized):
Class A	486,796	2,385,130
Class C	63,114	492,521
Institutional	1,020,832	1,546,889
Service	—	89,159
Investor	883,993	512,254
Class R6	57,420,237	64,090,928
Class P	5,791,741	5,649,014
Net asset value, offering and redemption price per share:(b)
Class A	$11.30	$34.98
Class C	11.03	32.50
Institutional	11.34	35.94
Service	—	35.13
Investor	11.34	35.61
Class R6	11.26	35.62
Class P	11.27	35.63

(a)	Includes loaned securities having a market value of $560,622 and $— for International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund, respectively.
(b)	Maximum public offering price per share for Class A Shares of the International Tax-Managed Equity Fund and U.S. Tax-Managed Equity Fund is $11.96 and $37.02, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge, assessed on the amount equal to the lesser of the current net asset value (“NAV”) or the original purchase price of the shares.

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Operations

For the Six Months Ended June 30, 2023 (Unaudited)

	International Tax-Managed Equity Fund	U.S. Tax- Managed Equity Fund
Investment income:

Dividends — unaffiliated issuers (net of foreign withholding taxes of $1,997,199 and $6,207, respectively)	$15,180,292	$18,075,736

Securities lending income — affiliated issuer	23,092	—

Dividends — affiliated issuers	—	11,015

Total investment income	15,203,384	18,086,751

Expenses:

Management fees	3,001,800	7,993,826

Custody, accounting and administrative services	131,336	12,520

Transfer Agency fees(a)	116,601	447,734

Professional fees	77,386	49,587

Registration fees	34,634	16,363

Printing and mailing costs	16,631	23,877

Trustee fees	15,967	14,705

Distribution and/or Service (12b-1) fees(a)	9,347	171,011

Service fees — Class C	904	20,223

Shareholder Administration fees — Service Shares	—	3,470

Other	24,204	71,796

Total expenses	3,428,810	8,825,112

Less — expense reductions	(254,605)	(24,036)

Net expenses	3,174,205	8,801,076

NET INVESTMENT INCOME	12,029,179	9,285,675

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	30,583,655	1,061,682

Futures contracts	759,160	411,521

Foreign currency transactions	(30,530)	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	38,990,315	349,234,136

Futures contracts	332,807	391,864

Foreign currency translations	(179,043)	—

Net realized and unrealized gain	70,456,364	351,099,203

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$82,485,543	$360,384,878

(a)	Class specific Distribution and/or Service and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees			Transfer Agency Fees
Fund	Class A	Class C	Service	Class A	Class C	Institutional	Service	Investor	Class R6	Class P
International Tax-Managed Equity Fund	$6,633	$2,714	$—	$4,245	$579	$2,186	$—	$7,618	$92,314	$9,659
U.S. Tax-Managed Equity Fund	106,873	60,668	3,470	68,398	12,943	12,665	555	13,392	312,287	27,494

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statements of Changes in Net Assets

	International Tax-Managed Equity Fund		U.S. Tax-Managed Equity Fund
	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022
From operations:
Net investment income	$12,029,179	$22,095,228	$9,285,675	$14,667,256
Net realized gain (loss)	31,312,285	19,642,836	1,473,203	(2,089,993)
Net change in unrealized gain (loss)	39,144,079	(168,486,250)	349,626,000	(539,122,981)
Net increase (decrease) in net assets resulting from operations	82,485,543	(126,748,186)	360,384,878	(526,545,718)

Distributions to shareholders:
From distributable earnings:
Class A Shares	—	(162,210)	—	(342,379)
Class C Shares	—	(17,250)	—	—
Institutional Shares	—	(346,285)	—	(421,368)
Service Shares	—	—	—	(7,142)
Investor Shares	—	(300,562)	—	(97,323)
Class R6 Shares	—	(21,935,527)	—	(14,183,905)
Class P Shares	—	(2,154,500)	—	(1,252,858)
Total distributions to shareholders	—	(24,916,334)	—	(16,304,975)

From share transactions:
Proceeds from sales of shares	12,701,573	81,602,420	26,200,351	423,239,765
Proceeds paid in connection with in-kind transactions	—	(40,000,055)	—	—
Reinvestment of distributions	—	24,916,127	—	16,142,013
Cost of shares redeemed	(72,826,242)	(36,436,968)	(60,694,936)	(107,632,492)
Net increase (decrease) in net assets resulting from share transactions	(60,124,669)	30,081,524	(34,494,585)	331,749,286
TOTAL INCREASE (DECREASE)	22,360,874	(121,582,996)	325,890,293	(211,101,407)

Net Assets:
Beginning of period	717,098,581	838,681,577	2,334,765,121	2,545,866,528
End of period	$739,459,455	$717,098,581	$2,660,655,414	$2,334,765,121

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.07		$12.28	$11.32	$10.43	$8.93	$10.93

Net investment income(a)	0.16	(b)	0.29	0.28	0.10	0.18	0.18

Net realized and unrealized gain (loss)	1.07		(2.18)	1.07	0.92	1.49	(2.03)

Total from investment operations	1.23		(1.89)	1.35	1.02	1.67	(1.85)

Distributions to shareholders from net investment income	—		(0.32)	(0.39)	(0.13)	(0.17)	(0.15)

Net asset value, end of period	$11.30		$10.07	$12.28	$11.32	$10.43	$8.93

Total Return(c)	12.21%		(15.36)%	12.02%	9.75%	18.66%	(16.86)%

Net assets, end of period (in 000’s)	$5,498		$5,139	$7,235	$6,662	$8,419	$8,145

Ratio of net expenses to average net assets	1.22	%(d)	1.22%	1.22%	1.23%	1.25%	1.29%

Ratio of total expenses to average net assets	1.34	%(d)	1.32%	1.33%	1.36%	1.37%	1.37%

Ratio of net investment income to average net assets	3.02	%(b)(d)	2.74%	2.33%	1.07%	1.81%	1.69%

Portfolio turnover rate(e)	41%		226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$9.87		$12.03	$11.04	$10.18	$8.68	$10.59

Net investment income(a)	0.12	(b)	0.21	0.20	0.03	0.12	0.10

Net realized and unrealized gain (loss)	1.04		(2.13)	1.03	0.88	1.42	(1.94)

Total from investment operations	1.16		(1.92)	1.23	0.91	1.54	(1.84)

Distributions to shareholders from net investment income	—		(0.24)	(0.24)	(0.05)	(0.04)	(0.07)

Net asset value, end of period	$11.03		$9.87	$12.03	$11.04	$10.18	$8.68

Total Return(c)	11.75%		(15.96)%	11.19%	8.89%	17.74%	(17.39)%

Net assets, end of period (in 000’s)	$696		$728	$1,009	$1,060	$1,308	$2,551

Ratio of net expenses to average net assets	1.97	%(d)	1.97%	1.96%	1.98%	2.01%	2.04%

Ratio of total expenses to average net assets	2.09	%(d)	2.07%	2.07%	2.11%	2.12%	2.12%

Ratio of net investment income to average net assets	2.36	%(b)(d)	2.01%	1.59%	0.33%	1.25%	1.01%

Portfolio turnover rate(e)	41%		226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.10		$12.31	$11.29	$10.40	$8.91	$10.85

Net investment income(a)	0.19	(b)	0.32	0.32	0.13	0.21	0.31

Net realized and unrealized gain (loss)	1.05		(2.17)	1.07	0.92	1.48	(2.10)

Total from investment operations	1.24		(1.85)	1.39	1.05	1.69	(1.79)

Distributions to shareholders from net investment income	—		(0.36)	(0.37)	(0.16)	(0.20)	(0.15)

Net asset value, end of period	$11.34		$10.10	$12.31	$11.29	$10.40	$8.91

Total Return(c)	12.28%		(15.02)%	12.42%	10.11%	19.01%	(16.49)%

Net assets, end of period (in 000’s)	$11,576		$9,934	$11,247	$9,998	$15,783	$16,948

Ratio of net expenses to average net assets	0.90	%(d)	0.90%	0.90%	0.90%	0.90%	0.90%

Ratio of total expenses to average net assets	0.98	%(d)	0.95%	0.96%	0.99%	0.99%	0.96%

Ratio of net investment income to average net assets	3.46	%(b)(d)	3.01%	2.65%	1.36%	2.11%	2.87%

Portfolio turnover rate(e)	41%		226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$10.10		$12.32	$11.30	$10.40	$8.91	$10.91

Net investment income(a)	0.18	(b)	0.32	0.31	0.13	0.20	0.19

Net realized and unrealized gain (loss)	1.06		(2.19)	1.07	0.92	1.48	(2.00)

Total from investment operations	1.24		(1.87)	1.38	1.05	1.68	(1.81)

Distributions to shareholders from net investment income	—		(0.35)	(0.36)	(0.15)	(0.19)	(0.19)

Net asset value, end of period	$11.34		$10.10	$12.32	$11.30	$10.40	$8.91

Total Return(c)	12.28%		(15.15)%	12.31%	10.09%	18.90%	(16.66)%

Net assets, end of period (in 000’s)	$10,027		$8,699	$7,290	$9,085	$18,290	$14,008

Ratio of net expenses to average net assets	0.97	%(d)	0.97%	0.97%	0.98%	1.00%	1.04%

Ratio of total expenses to average net assets	1.09	%(d)	1.08%	1.08%	1.11%	1.12%	1.12%

Ratio of net investment income to average net assets	3.32	%(b)(d)	3.08%	2.58%	1.38%	2.06%	1.82%

Portfolio turnover rate(e)	41%		226%	162%	177%	231%	177%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.02		$12.23	$11.22	$10.33	$8.85	$10.92

Net investment income(b)	0.18	(c)	0.32	0.32	0.14	0.21	0.08

Net realized and unrealized gain (loss)	1.06		(2.17)	1.06	0.92	1.47	(1.95)

Total from investment operations	1.24		(1.85)	1.38	1.06	1.68	(1.87)

Distributions to shareholders from net investment income	—		(0.36)	(0.37)	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$11.26		$10.02	$12.23	$11.22	$10.33	$8.85

Total Return(d)	12.38%		(15.11)%	12.43%	10.20%	19.05%	(17.07)%

Net assets, end of period (in 000’s)	$646,417		$630,799	$730,126	$640,212	$660,555	$530,891

Ratio of net expenses to average net assets	0.89	%(e)	0.89%	0.89%	0.89%	0.89%	0.89	%(e)

Ratio of total expenses to average net assets	0.96	%(e)	0.94%	0.95%	0.97%	0.98%	0.99	%(e)

Ratio of net investment income to average net assets	3.41	%(c)(e)	3.06%	2.66%	1.42%	2.12%	1.14	%(e)

Portfolio turnover rate(f)	41%		226%	162%	177%	231%	177%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Tax-Managed Equity Fund
	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$10.03		$12.23	$11.22	$10.34	$8.86	$11.07

Net investment income(b)	0.18	(c)	0.33	0.32	0.14	0.21	0.10

Net realized and unrealized gain (loss)	1.06		(2.17)	1.06	0.91	1.47	(2.11)

Total from investment operations	1.24		(1.84)	1.38	1.05	1.68	(2.01)

Distributions to shareholders from net investment income	—		(0.36)	(0.37)	(0.17)	(0.20)	(0.20)

Net asset value, end of period	$11.27		$10.03	$12.23	$11.22	$10.34	$8.86

Total Return(d)	12.26%		(15.03)%	12.42%	10.09%	19.02%	(18.09)%

Net assets, end of period (in 000’s)	$65,244		$61,800	$81,775	$68,788	$67,038	$64,578

Ratio of net expenses to average net assets	0.89	%(e)	0.89%	0.89%	0.89%	0.89%	0.89	%(e)

Ratio of total expenses to average net assets	0.96	%(e)	0.94%	0.95%	0.98%	0.98%	1.00	%(e)

Ratio of net investment income to average net assets	3.42	%(c)(e)	3.10%	2.66%	1.45%	2.15%	1.43	%(e)

Portfolio turnover rate(f)	41%		226%	162%	177%	231%	177%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Reflects income recognized from special dividends which amounted to $0.03 per share and 0.28% of average net assets.
(d)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(e)	Annualized.
(f)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$30.32		$38.29	$29.78	$25.54	$20.43	$22.37

Net investment income(a)	0.07		0.10	0.05	0.06	0.11	0.10

Net realized and unrealized gain (loss)	4.59		(7.95)	8.52	4.31	5.09	(1.93)

Total from investment operations	4.66		(7.85)	8.57	4.37	5.20	(1.83)

Distributions to shareholders from net investment income	—		(0.12)	(0.06)	(0.09)	(0.09)	(0.11)

Distributions to shareholders from return of capital	—		—	—	(0.04)	—	—

Total distributions	—		(0.12)	(0.06)	(0.13)	(0.09)	(0.11)

Net asset value, end of period	$34.98		$30.32	$38.29	$29.78	$25.54	$20.43

Total Return(b)	15.37%		(20.51)%	28.80%	17.06%	25.48%	(8.15)%

Net assets, end of period (in 000’s)	$83,433		$90,164	$111,821	$75,584	$68,427	$57,833

Ratio of net expenses to average net assets	1.04	%(c)	1.03%	1.06%	1.08%	1.10%	1.14%

Ratio of total expenses to average net assets	1.08	%(c)	1.10%	1.11%	1.12%	1.13%	1.14%

Ratio of net investment income to average net assets	0.43	%(c)	0.29%	0.16%	0.24%	0.47%	0.44%

Portfolio turnover rate(d)	78%		246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$28.27		$35.84	$28.04	$24.11	$19.36	$21.24

Net investment loss(a)	(0.05)		(0.14)	(0.19)	(0.13)	(0.06)	(0.07)

Net realized and unrealized gain (loss)	4.28		(7.43)	7.99	4.06	4.81	(1.81)

Total from investment operations	4.23		(7.57)	7.80	3.93	4.75	(1.88)

Net asset value, end of period	$32.50		$28.27	$35.84	$28.04	$24.11	$19.36

Total Return(b)	14.96%		(21.12)%	27.82%	16.25%	24.54%	(8.85)%

Net assets, end of period (in 000’s)	$16,006		$16,096	$21,720	$19,502	$18,341	$14,380

Ratio of net expenses to average net assets	1.79	%(c)	1.78%	1.81%	1.83%	1.85%	1.88%

Ratio of total expenses to average net assets	1.83	%(c)	1.85%	1.86%	1.87%	1.88%	1.89%

Ratio of net investment loss to average net assets	(0.31	)%(c)	(0.46)%	(0.59)%	(0.53)%	(0.28)%	(0.33)%

Portfolio turnover rate(d)	78%		246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Institutional Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$31.10		$39.28	$30.53	$26.16	$20.91	$22.71

Net investment income(a)	0.12		0.21	0.17	0.15	0.20	0.19

Net realized and unrealized gain (loss)	4.72		(8.17)	8.74	4.43	5.23	(1.97)

Total from investment operations	4.84		(7.96)	8.91	4.58	5.43	(1.78)

Distributions to shareholders from net investment income	—		(0.22)	(0.16)	(0.17)	(0.18)	(0.02)

Distributions to shareholders from return of capital	—		—	—	(0.04)	—	—

Total distributions	—		(0.22)	(0.16)	(0.21)	(0.18)	(0.02)

Net asset value, end of period	$35.94		$31.10	$39.28	$30.53	$26.16	$20.91

Total Return(b)	15.56%		(20.26)%	29.23%	17.48%	25.90%	(7.78)%

Net assets, end of period (in 000’s)	$55,594		$60,342	$56,035	$47,997	$45,718	$34,812

Ratio of net expenses to average net assets	0.71	%(c)	0.70%	0.74%	0.74%	0.74%	0.74%

Ratio of total expenses to average net assets	0.71	%(c)	0.72%	0.75%	0.75%	0.75%	0.74%

Ratio of net investment income to average net assets	0.76	%(c)	0.64%	0.48%	0.56%	0.83%	0.79%

Portfolio turnover rate(d)	78%		246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Service Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$30.48		$38.52	$29.96	$25.70	$20.57	$22.51

Net investment income(a)	0.04		0.04	— (b)	0.02	0.08	0.08

Net realized and unrealized gain (loss)	4.61		(7.99)	8.56	4.33	5.13	(1.94)

Total from investment operations	4.65		(7.95)	8.56	4.35	5.21	(1.86)

Distributions to shareholders from net investment income	—		(0.09)	— (b)	(0.05)	(0.08)	(0.08)

Distributions to shareholders from return of capital	—		—	—	(0.04)	—	—

Total distributions	—		(0.09)	— (b)	(0.09)	(0.08)	(0.08)

Net asset value, end of period	$35.13		$30.48	$38.52	$29.96	$25.70	$20.57

Total Return(c)	15.26%		(20.65)%	28.58%	16.87%	25.31%	(8.26)%

Net assets, end of period (in 000’s)	$3,132		$2,568	$2,476	$1,932	$1,649	$732

Ratio of net expenses to average net assets	1.21	%(d)	1.22%	1.23%	1.24%	1.24%	1.25%

Ratio of total expenses to average net assets	1.21	%(d)	1.25%	1.24%	1.25%	1.25%	1.25%

Ratio of net investment income to average net assets	0.27	%(d)	0.13%	0.01%	0.08%	0.33%	0.33%

Portfolio turnover rate(e)	78%		246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018
Per Share Data

Net asset value, beginning of period	$30.83		$38.93	$30.26	$25.93	$20.73	$22.70

Net investment income(a)	0.11		0.18	0.14	0.12	0.17	0.16

Net realized and unrealized gain (loss)	4.67		(8.09)	8.67	4.40	5.18	(1.97)

Total from investment operations	4.78		(7.91)	8.81	4.52	5.35	(1.81)

Distributions to shareholders from net investment income	—		(0.19)	(0.14)	(0.15)	(0.15)	(0.16)

Distributions to shareholders from return of capital	—		—	—	(0.04)	—	—

Total distributions	—		(0.19)	(0.14)	(0.19)	(0.15)	(0.16)

Net asset value, end of period	$35.61		$30.83	$38.93	$30.26	$25.93	$20.73

Total Return(b)	15.50%		(20.31)%	29.13%	17.38%	25.82%	(7.95)%

Net assets, end of period (in 000’s)	$18,240		$15,645	$20,599	$15,938	$21,591	$17,894

Ratio of net expenses to average net assets	0.79	%(c)	0.78%	0.82%	0.83%	0.85%	0.89%

Ratio of total expenses to average net assets	0.83	%(c)	0.85%	0.87%	0.87%	0.88%	0.89%

Ratio of net investment income to average net assets	0.69	%(c)	0.54%	0.40%	0.46%	0.72%	0.68%

Portfolio turnover rate(d)	78%		246%	116%	177%	205%	152%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(c)	Annualized.
(d)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.82		$38.93	$30.26	$25.93	$20.73	$22.93

Net investment income(b)	0.13		0.21	0.17	0.15	0.20	0.13

Net realized and unrealized gain (loss)	4.67		(8.10)	8.67	4.40	5.18	(2.14)

Total from investment operations	4.80		(7.89)	8.84	4.55	5.38	(2.01)

Distributions to shareholders from net investment income	—		(0.22)	(0.17)	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	—		—	—	(0.04)	—	—

Total distributions	—		(0.22)	(0.17)	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$35.62		$30.82	$38.93	$30.26	$25.93	$20.73

Total Return(c)	15.57%		(20.26)%	29.24%	17.49%	25.96%	(8.72)%

Net assets, end of period (in 000’s)	$2,282,976		$1,975,694	$2,111,315	$1,536,722	$1,575,990	$1,263,556

Ratio of net expenses to average net assets	0.70	%(d)	0.69%	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	0.70	%(d)	0.72%	0.74%	0.74%	0.74%	0.74	%(d)

Ratio of net investment income to average net assets	0.78	%(d)	0.65%	0.49%	0.57%	0.84%	0.85	%(d)

Portfolio turnover rate(e)	78%		246%	116%	177%	205%	152%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. TAX-MANAGED EQUITY FUND

Financial Highlights (continued)

Selected Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Tax-Managed Equity Fund
	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019
Per Share Data

Net asset value, beginning of period	$30.83		$38.94	$30.27	$25.94	$20.74	$23.43

Net investment income(b)	0.13		0.21	0.17	0.15	0.20	0.16

Net realized and unrealized gain (loss)	4.67		(8.10)	8.67	4.40	5.18	(2.66)

Total from investment operations	4.80		(7.89)	8.84	4.55	5.38	(2.50)

Distributions to shareholders from net investment income	—		(0.22)	(0.17)	(0.18)	(0.18)	(0.19)

Distributions to shareholders from return of capital	—		—	—	(0.04)	—	—

Total distributions	—		(0.22)	(0.17)	(0.22)	(0.18)	(0.19)

Net asset value, end of period	$35.63		$30.83	$38.94	$30.27	$25.94	$20.74

Total Return(c)	15.57%		(20.25)%	29.23%	17.48%	25.94%	(10.62)%

Net assets, end of period (in 000’s)	$201,275		$174,254	$221,902	$152,775	$138,399	$97,892

Ratio of net expenses to average net assets	0.70	%(d)	0.69%	0.73%	0.73%	0.73%	0.74	%(d)

Ratio of total expenses to average net assets	0.70	%(d)	0.72%	0.74%	0.74%	0.74%	0.75	%(d)

Ratio of net investment income to average net assets	0.78	%(d)	0.64%	0.49%	0.59%	0.83%	0.95	%(d)

Portfolio turnover rate(e)	78%		246%	116%	177%	205%	152%

(a)	Commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Assumes investment at the NAV at the beginning of the period, reinvestment of all dividends and distributions, a complete redemption of the investment at the NAV at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.
(d)	Annualized.
(e)	The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements

June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified
International Tax-Managed Equity	A, C, Institutional, Investor, R6 and P	Diversified
U.S. Tax-Managed Equity	A, C, Institutional, Service, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Service, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service and Shareholder Administration fees.

34

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid
International Tax-Managed Equity	Annually	Annually
U.S. Tax-Managed Equity	Annually	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

F.  In-Kind Transactions — Each Fund may allow investors, under certain circumstances, to purchase shares with securities instead of cash. In addition, the Trust reserves the right to redeem an investor’s shares by distributing securities instead of cash. These are known as in-kind transactions. Securities included as part of in-kind purchases and redemptions of Fund shares are valued in the same manner as they are valued for purposes of computing a Fund’s NAV, in accordance with each Fund’s Valuation Procedures, and such valuations are as of the date the trade is submitted pursuant to the procedures specified in the Funds’ prospectus.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

35

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the

36

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

INTERNATIONAL TAX-MANAGED EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)

Africa	$—	$2,487,220	$—

Asia	1,592,619	211,127,185	—

Europe	15,460,761	406,095,379	—

North America	3,463,255	36,016,639	—

Oceania	4,257,298	41,017,124	—

Securities Lending Reinvestment Vehicle	568,650	—	—

Total	$25,342,583	$696,743,547	$—

Derivative Type

Assets(b)

Futures Contracts	$155,200	$—	$—

Total	$155,200	$—	$—

Derivative Type

Liabilities(b)

Futures Contracts	$(10,084)	$—	$—

Total	$(10,084)	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.
(b)	Amount shown represents unrealized gain (loss) at period end.

37

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. TAX-MANAGED EQUITY FUND

Investment Type	Level 1	Level 2	Level 3

Assets
Common Stock and/or Other Equity Investments(a)

Asia	$877,463	$—	$—

Europe	10,992,170	—	—

North America	2,622,958,598	—	—

South America	20,017,371	—	—

Total	$2,654,845,602	$—	$—

(a)	Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of NAV. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile noted in table. The Fund utilizes fair value model prices provided by an independent third-party fair value service for certain international equity securities resulting in a Level 2 classification.

For further information regarding security characteristics, see the Schedules of Investments.

4. INVESTMENTS IN DERIVATIVES

The following table sets forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

Fund	Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities
International Tax-Managed Equity	Equity	Variation margin on futures contracts	$155,200	(a)	Variation margin on futures contracts	$(10,084	)(a)

(a)	Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of June 30, 2023 is reported within the Statements of Assets and Liabilities.

The following table sets forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

Fund	Risk	Statements of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)
International Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	$759,160	$332,807
U.S. Tax-Managed Equity	Equity	Net realized gain (loss) from futures contracts/Net change in unrealized gain (loss) on futures contracts	411,521	391,864

38

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

4. INVESTMENTS IN DERIVATIVES (continued)

For the six months ended June 30, 2023, the average number of futures contracts for Funds were as follows:

Average number of Contracts(1)
Fund	Futures Contracts

International Tax-Managed Equity	122
U.S. Tax-Managed Equity	82

(1)	Amounts disclosed represent average number of contracts for futures contracts, based on absolute values, which is indicative of volume of this derivative type, for the months that each Fund held such derivatives during the six months ended June 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate						Effective Net Management Rate^
Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate
International Tax-Managed Equity	0.85%	0.77%	0.73%	0.72%	0.71%	0.85%	0.85%
U.S. Tax-Managed Equity	0.70	0.63	0.60	0.59	0.58	0.65	0.65

^	Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any. The Effective Net Management Rate may not correlate to the Contractual Management Rate as a result of management fee waivers that may be in effect from time to time.

The International Tax-Managed Equity Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Fund in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Fund invests, except those management fees it earns from the Fund’s investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2023, GSAM waived $- and $353 of the International Tax-Managed Equity and U.S. Tax-Managed Equity Funds’ management fees, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The Trust, on behalf of Service Shares of each applicable Fund, has adopted a Service Plan subject to Rule 12b-1 under the Act to allow Service Shares to compensate service organizations (including Goldman Sachs) for providing personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of the average daily net assets attributable to Service Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates
	Class A*	Class C	Service
Distribution and/or Service Plan	0.25%	0.75%	0.25%

*	With respect to Class A Shares, the Distributor at its discretion may use compensation for distribution services paid under the Distribution Plan to compensate service organizations for personal and account maintenance services and expenses as long as such total compensation does not exceed the maximum cap on “service fees” imposed by the Financial Industry Regulatory Authority.

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs retained the following amounts:

	Front End Sales Charge	Contingent Deferred Sales Charge
Fund	Class A	Class C
International Tax-Managed Equity	$27	$—
U.S. Tax-Managed Equity	3,204	—

D.  Service and Shareholder Administration Plans — The Trust, on behalf of each applicable Fund, has adopted Service Plans to allow Class C Shares and Shareholder Administration Plans to allow Service Shares, respectively, to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance or shareholder administration services to their customers who are beneficial owners of such shares. The Service and Shareholder Administration Plans each provide for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C and Service Shares of the Funds, respectively.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional and Service Shares. Goldman Sachs has agreed to waive a portion of its transfer agency fee equal to 0.05% and 0.04% as an annual percentage rate of the average daily net assets attributable to the Class A, Class C and Investor Shares of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund, respectively. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangement without the approval of the Board of Trustees.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund are 0.014% and 0.044%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

addition, the Funds have entered into certain offset arrangements with the custodian and the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan, Service Plan, Shareholder Administration Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Other Expense Reimbursement	Transfer Agency Waivers/Credits	Total Expense Reductions
International Tax-Managed Equity	$—	$250,717	$3,888	$254,605
U.S. Tax-Managed Equity	353	—	23,683	24,036

G.    Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.    Other Transactions with Affiliates — For the six months ended June 30, 2023, Goldman Sachs did not earn any brokerage commissions from portfolio transactions on behalf of the International Tax-Managed Equity Fund and the U.S. Tax-Managed Equity Fund.

The following table provides information about the Funds’ investment in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income
U.S. Tax-Managed Equity	$151,297	$79,862,046	$(80,013,343)	$—	—	$11,015

As of June 30, 2023, the Goldman Sachs Tax-Advantaged Global Equity Portfolio was beneficial owners of 5% or more of total outstanding shares of the following Funds:

Fund	Goldman Sachs Tax-Advantaged Global Equity Portfolio
International Tax-Managed Equity	87%
U.S. Tax-Managed Equity	86%

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

	Purchases		Sales
Fund	Long Term	In-Kind	Long Term	In-Kind
International Tax-Managed Equity	$286,419,598	$—	$336,958,350	$—
U.S. Tax-Managed Equity	1,928,063,948	—	1,923,247,956	—

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The Goldman Sachs International Tax-Managed Equity Fund and the Goldman Sachs U.S. Tax-Advantaged Equity Fund invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of June 30, 2023, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2023, are reported under Investment Income on the Statements of Operations.

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7. SECURITIES LENDING (continued)

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2023		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs
International Tax-Managed Equity	$2,535	$3,816	$—

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023
International Tax-Managed Equity	$828,871	$7,196,893	$(7,457,114)	$568,650

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2022, the Funds’ capital loss carryforwards and certain timing differences, on a tax-basis were as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Capital loss carryforwards:
Perpetual Short-term	$(81,138,684)	$—
Total capital loss carryforwards	(81,138,684)	—
Timing differences (Qualified Late Year Loss Deferral, Real Estate Investment Trusts, Post October Capital Loss Deferral)	$(608,588)	$(5,735,566)

As of June 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Tax-Managed Equity	U.S. Tax-Managed Equity
Tax cost	$618,488,072	$1,575,168,943
Gross unrealized gain	109,639,037	1,083,895,115
Gross unrealized loss	(6,040,979)	(4,218,456)
Net unrealized gain (loss)	$103,598,058	$1,079,676,659

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains/(losses) on regulated futures contracts, and differences in the tax treatment of passive foreign investment company investments and underlying fund investments.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

8. TAX INFORMATION (continued)

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

Foreign Custody Risk — A Fund invests in foreign securities, and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

9. OTHER RISKS (continued)

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions.

If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Notes to Financial Statements (continued)

June 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	29,572	$319,955	79,392	$830,279
Reinvestment of distributions	—	—	16,140	162,210
Shares redeemed	(52,881)	(555,913)	(174,490)	(1,818,871)
	(23,309)	(235,958)	(78,958)	(826,382)
Class C Shares
Shares sold	461	4,881	3,667	37,902
Reinvestment of distributions	—	—	1,751	17,250
Shares redeemed	(11,064)	(116,986)	(15,530)	(157,634)
	(10,603)	(112,105)	(10,112)	(102,482)
Institutional Shares
Shares sold	108,177	1,158,949	164,985	1,752,311
Reinvestment of distributions	—	—	34,368	346,078
Shares redeemed	(71,035)	(780,866)	(128,928)	(1,364,822)
	37,142	378,083	70,425	733,567
Investor Shares
Shares sold	147,793	1,594,354	626,918	6,852,125
Reinvestment of distributions	—	—	29,817	300,562
Shares redeemed	(124,679)	(1,346,616)	(387,470)	(3,947,483)
	23,114	247,738	269,265	3,205,204
Class R6 Shares
Shares sold	823,087	8,784,809	6,465,095	65,731,507
Reinvestment of distributions	—	—	2,193,553	21,935,527
Shares redeemed	(6,326,657)	(65,172,180)	(1,389,237)	(15,547,544)
Shares redeemed in connection with in-kind transactions	—	—	(4,052,691)	(40,000,055)
	(5,503,570)	(56,387,371)	3,216,720	32,119,435
Class P Shares
Shares sold	76,543	838,625	607,521	6,398,296
Reinvestment of distributions	—	—	215,235	2,154,500
Shares redeemed	(445,687)	(4,853,681)	(1,345,989)	(13,600,614)
	(369,144)	(4,015,056)	(523,233)	(5,047,818)

NET INCREASE/(DECREASE)	(5,846,370)	$(60,124,669)	2,944,107	$30,081,524

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Tax-Managed Equity Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares
Shares sold	111,163	$3,631,190	414,966	$13,329,198
Reinvestment of distributions	—	—	10,768	325,726
Shares redeemed	(699,592)	(22,485,010)	(372,296)	(11,726,564)
	(588,429)	(18,853,820)	53,438	1,928,360
Class C Shares
Shares sold	17,115	503,713	85,536	2,572,479
Shares redeemed	(93,888)	(2,840,933)	(122,269)	(3,676,334)
	(76,773)	(2,337,220)	(36,733)	(1,103,855)
Institutional Shares
Shares sold	446,695	14,788,481	931,634	31,212,600
Reinvestment of distributions	—	—	8,880	275,453
Shares redeemed	(839,931)	(28,160,869)	(427,054)	(14,120,423)
	(393,236)	(13,372,388)	513,460	17,367,630
Service Shares
Shares sold	7,646	248,549	30,211	929,113
Reinvestment of distributions	—	—	235	7,142
Shares redeemed	(2,754)	(88,010)	(10,452)	(346,170)
	4,892	160,539	19,994	590,085
Investor Shares
Shares sold	41,935	1,352,678	52,280	1,759,876
Reinvestment of distributions	—	—	3,152	96,929
Shares redeemed	(37,201)	(1,218,454)	(77,086)	(2,497,408)
	4,734	134,224	(21,654)	(640,603)
Class R6 Shares
Shares sold	5,135	164,202	10,664,975	345,473,590
Reinvestment of distributions	—	—	461,415	14,183,905
Shares redeemed	(8,457)	(273,732)	(1,266,443)	(44,311,354)
	(3,322)	(109,530)	9,859,947	315,346,141
Class P Shares
Shares sold	167,793	5,511,538	850,031	27,962,909
Reinvestment of distributions	—	—	40,743	1,252,858
Shares redeemed	(170,368)	(5,627,928)	(937,999)	(30,954,239)
	(2,575)	(116,390)	(47,225)	(1,738,472)

NET INCREASE/(DECREASE)	(1,054,709)	$(34,494,585)	10,341,227	$331,749,286

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Tax-Managed Equity Fund and Goldman Sachs U.S. Tax-Managed Equity Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)	the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);
(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)	information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;
(c)	information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;
(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)	to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;
(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(j)	a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;
(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)	the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and
(o)	the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution, service, and shareholder administration fees, as applicable. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-,

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the International Tax-Managed Equity Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three- and ten-year periods and in the third quartile for the one- and five-year periods, and had outperformed the Fund’s benchmark index for the three- and ten-year periods and underperformed the one- and five-year periods ended March 31, 2023. They noted that the U.S. Tax-Managed Equity Fund’s Institutional Shares had placed in the third quartile of the Fund’s peer group for the three- and ten-year periods and in the fourth quartile for the one- and five-year periods, and had underperformed the Fund’s benchmark index for the one-, three-, five-, and ten-year periods ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

50

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

	International Tax-Managed Equity Fund	U.S. Tax-Managed Equity Fund

First $1 billion	0.85%	0.70%

Next $1 billion	0.77	0.63

Next $3 billion	0.73	0.60

Next $3 billion	0.72	0.59

Over $8 billion	0.71	0.58

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of its transfer agency fee with respect to certain share classes of each of the Funds. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Tax-Managed Equity Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g.,

51

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

52

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

53

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Service, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A, Class C and Service Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Service, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023, through June 30, 2023, which represents a period of 181 days of a 365 day year.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratio and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Tax-Managed Equity Fund				U.S. Tax-Managed Equity Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Class A
Actual	$1,000.00	$1,122.15		$6.44	$1,000.00	$1,153.69		$5.54
Hypothetical 5% return	1,000.00	1,018.73	+	6.13	1,000.00	1,019.65	+	5.20
Class C
Actual	1,000.00	1,117.53		10.36	1,000.00	1,149.63		9.53
Hypothetical 5% return	1,000.00	1,015.01	+	9.86	1,000.00	1,015.93	+	8.94
Institutional
Actual	1,000.00	1,122.77		4.76	1,000.00	1,155.63		3.78
Hypothetical 5% return	1,000.00	1,020.31	+	4.53	1,000.00	1,021.28	+	3.55
Service
Actual	1,000.00	N/A		N/A	1,000.00	1,152.56		6.45
Hypothetical 5% return	1,000.00	N/A		N/A	1,000.00	1,018.81	+	6.04
Investor
Actual	1,000.00	1,122.77		5.13	1,000.00	1,155.04		4.21
Hypothetical 5% return	1,000.00	1,019.97	+	4.88	1,000.00	1,020.89	+	3.95
Class R6
Actual	1,000.00	1,123.75		4.71	1,000.00	1,155.74		3.73
Hypothetical 5% return	1,000.00	1,020.36	+	4.48	1,000.00	1,021.33	+	3.50
Class P
Actual	1,000.00	1,122.63		4.70	1,000.00	1,155.69		3.73
Hypothetical 5% return	1,000.00	1,020.36	+	4.48	1,000.00	1,021.33	+	3.50

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.
*	Expenses are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

Fund	Class A Shares	Class C Shares	Institutional Shares	Service Shares	Investor Shares	Class R6 Shares	Class P Shares
International Tax-Managed Equity Fund	1.22%	1.97%	0.90%	N/A	0.97%	0.89%	0.89%
U.S. Tax-Managed Equity Fund	1.04	1.79	0.71	1.21%	0.79	0.70	0.70

54

FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[2]	You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
[3]	You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.
Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

TRUSTEES Gregory G. Weaver, Chair Dwight L. Bush Kathryn A. Cassidy John G. Chou Joaquin Delgado Eileen H. Dowling James A. McNamara Paul C. Wirth	OFFICERS James A. McNamara, President Joseph F. DiMaria, Principal Financial Officer, Principal Accounting Officer and Treasurer Caroline L. Kraus, Secretary

GOLDMAN SACHS & CO. LLC Distributor and Transfer Agent	GOLDMAN SACHS ASSET MANAGEMENT, L.P. Investment Adviser

Visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns.

Goldman Sachs Asset Management, L.P. 200 West Street, New York, New York 10282

The reports concerning the Funds included in this shareholder report may contain certain forward-looking statements about the factors that may affect the performance of the Funds in the future. These statements are based on Fund management’s predictions and expectations concerning certain future events and their expected impact on the Funds, such as performance of the economy as a whole and of specific industry sectors, changes in the levels of interest rates, the impact of developing world events, and other factors that may influence the future performance of the Funds. Management believes these forward-looking statements to be reasonable, although they are inherently uncertain and difficult to predict. Actual events may cause adjustments in portfolio management strategies from those currently expected to be employed.

A description of the policies and procedures that the Funds use to determine how to vote proxies relating to portfolio securities and information regarding how a Fund voted proxies relating to portfolio securities during the most recent 12-month period ended June 30 is available (i) without charge, upon request by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders); and (ii) on the Securities and Exchange Commission (“SEC”) web site at http://www.sec.gov.

The Funds will file portfolio holdings information for each month in a fiscal quarter within 60 days after the end of the relevant fiscal quarter on Form N-PORT. Portfolio holdings information for the third month of each fiscal quarter will be made available on the SEC’s web site at http://www.sec.gov. Portfolio holdings information may be obtained upon request and without charge by calling 1-800-526-7384 (for Retail Shareholders) or 1-800-621-2550 (for Institutional Shareholders).

Goldman Sachs & Co. LLC (‘‘Goldman Sachs’’) does not provide legal, tax or accounting advice. Any statement contained in this communication (including any attachments) concerning U.S. tax matters was not intended or written to be used, and cannot be used, for the purpose of avoiding penalties under the Internal Revenue Code, and was written to support the promotion or marketing of the transaction(s) or matter(s) addressed. Clients of Goldman Sachs should obtain their own independent tax advice based on their particular circumstances.

Holdings and allocations shown are as of June 30, 2023 and may not be representative of future investments. Fund holdings should not be relied on in making investment decisions and should not be construed as research or investment advice regarding particular securities. Current and future holdings are subject to risk.

The Global Industry Classification Standard (GICS) was developed by and is the exclusive property and a service mark of Morgan Stanley Capital International Inc. (MSCI) and Standard & Poor’s, a division of The McGraw-Hill Companies, Inc. (S&P) and is licensed for use by Goldman Sachs. Neither MSCI, S&P nor any other party involved in making or compiling the GICS or any GICS classifications makes any express or implied warranties or representations with respect to such standard or classification (or the results to be obtained by the use thereof), and all such parties hereby expressly disclaim all warranties of originality, accuracy, completeness, merchantability or fitness for a particular purpose with respect to any of such standard or classification. Without limiting any of the foregoing, in no event shall MSCI, S&P, any of their affiliates or any third party involved in making or compiling the GICS or any GICS classifications have any liability for any direct, indirect, special, punitive, consequential or any other damages (including lost profits) even if notified of the possibility of such damages.

The portfolio risk management process includes an effort to monitor and manage risk, but does not imply low risk.

This material is not authorized for distribution to prospective investors unless preceded or accompanied by a current prospectus or summary prospectus, if applicable. Investors should consider a Fund’s objective, risks, and charges and expenses, and read the summary prospectus, if available, and/or the prospectus carefully before investing or sending money. The summary prospectus, if available, and the prospectus contain this and other information about a Fund and may be obtained from your authorized dealer or from Goldman Sachs & Co. LLC by calling (retail – 1-800-526-7384) (institutional – 1-800-621-2550).

© 2023 Goldman Sachs. All rights reserved. 330815-OTU-08/2023 TAXADVSAR-23

Goldman Sachs Funds Semi-Annual Report June 30, 2023 Tax-Advantaged Equity Funds II International Equity Dividend and Premium U.S. Equity Dividend and Premium

Goldman Sachs Tax-Advantaged Equity Funds II

∎	INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

∎	U.S. EQUITY DIVIDEND AND PREMIUM

NOT FDIC-INSURED	May Lose Value	No Bank Guarantee

MARKET REVIEW

Goldman Sachs Tax-Advantaged Equity Funds II

The following are highlights both of key factors affecting the international and U.S. equity markets and of any key changes made to the Goldman Sachs Tax-Advantaged Funds II (the “Funds”) during the six months ended June 30, 2023 (the “Reporting Period”). Attribution highlights are provided for those Funds that materially outperformed or underperformed their respective benchmarks during the Reporting Period. A fuller review of the markets and these changes will appear in the Funds’ annual shareholder report covering the 12 months ended December 31, 2023.

Market and Economic Review

International Equities

∎

Representing the developed international equity markets, the MSCI EAFE Index (net) (“MSCI EAFE Index”) returned 11.67%, during the Reporting Period, underperforming the U.S. equity market, as represented by the 16.89% return of the Standard & Poor’s 500® Index (the “S&P 500 Index”).

∎	During the first quarter of 2023, the MSCI EAFE Index returned 8.47%.

∎

International equities rose solidly in January 2023, as markets performed well on the back of softening global inflationary pressures in the U.S. and Europe, the slowing pace of central bank interest rate hikes and receding concerns about recession. Additionally, China finally lifted its stringent zero-COVID policy, which increased global hopes around both the resolution of supply-chain disruptions as well as economic recovery driven by strong domestic consumption.

∎

The MSCI EAFE Index then fell in February 2023. Market sentiment was governed by dampening expectations around potential peaking of interest rate hikes and continued geopolitical tensions between Russia and Ukraine one year after Russia’s initial invasion.

∎

International equities gained in March 2023, with market sentiment boosted, as it had been at the start of the new calendar year, by speculation around the potential peaking of inflation, the slowing pace of central bank interest rate hikes and receding concerns about a global recession—all despite banking tensions that arose during the month in the U.S. and internationally.

∎	During the second quarter of 2023, the MSCI EAFE Index returned 2.95%.

∎	International equities continued to rise in April 2023, recovering slightly from the banking turmoil that plagued March.

∎	Headline inflation in Europe fell sharply as energy prices continued to decline globally.

∎	China continued to experience reopening-driven economic growth, even as geopolitical concerns around U.S./China tensions weakened investor sentiment toward the country.

∎

The Japanese equity market rose for the fourth consecutive month, driven largely by new Bank of Japan governor Kazuo Ueda declaring a commitment to an ultra-loose monetary easing policy and famed U.S. investor Warren Buffet declaring he planned to add to his Japanese equity investments.

∎

The MSCI EAFE Index fell in May 2023, as high inflation rates persisted globally, sustained wage growth raised concerns around peak monetary policy rates being higher than earlier expected, and worries around the U.S. debt ceiling loomed over the markets.

∎	International equities rebounded in June 2023, as overall, the global economic outlook eased, reducing the risk of falling into a recession.

∎	The Bank of England hiked its interest rates more than consensus expected to combat sticky inflation, encouraging other central banks to continue policy tightening.

∎	China’s recovery-fueled momentum slowed, leading to its central bank cutting multiple key lending rates.

∎	In Japan, import prices began to ease along with other inflation drivers.

∎

Ten of the 11 sectors in the MSCI EAFE Index posted positive returns during the Reporting Period. The best performing sectors within the MSCI EAFE Index during the Reporting Period were information technology, consumer discretionary and industrials. The weakest performing sector and the only one to post a negative absolute return during the Reporting Period was real estate. Energy and materials generated positive total returns but also significantly lagged the MSCI EAFE Index during the Reporting Period.

1

MARKET REVIEW

∎

The best performing countries within the MSCI EAFE Index were Ireland, Italy, Spain, the Netherlands and France. The weakest performing countries in the MSCI EAFE Index were Canada, Finland, Norway, Hong Kong and Israel, each of which posted a negative absolute return during the Reporting Period.

U.S. Equities

∎

Overall, U.S. equities rallied during the Reporting Period following poor performance in 2022. The S&P 500 Index ended the Reporting Period with a return of 16.89%, its best first-half showing since 2019 and second best since 1998. The Russell 3000® Index generated a return of 16.17%.

∎

The U.S. equity market’s strength was predominantly driven throughout the Reporting Period by disinflation momentum, an upswing in soft economic landing expectations and consumer resilience. (A soft landing, in economics, is a cyclical slowdown in economic growth that avoids recession.)

∎	During the first quarter of 2023, the S&P 500 Index returned 7.53%, marking its second straight quarterly gain.

∎

Following a stellar start to the calendar year, February 2023 proved to be a setback for the disinflation path after nonfarm payrolls data illustrated the largest job growth in six months, and the U.S. unemployment rate fell to a 53-year low, in turn pushing market forecasts for the U.S. Federal Reserve’s (“Fed”) terminal rate upward. (The terminal federal funds rate is the ultimate interest rate level the Fed sets as its target for a cycle of rate hikes or cuts.)

∎

The January 2023 Producer Price Index (“PPI”) and core Personal Consumption Expenditure (“PCE”) Index saw their largest monthly increases since mid-2022, illustrating that more work was needed to combat inflation.

∎

The bearish case was further supported by a disappointing fourth quarter 2022 corporate earnings season, as margins came under pressure by persistently high input costs and weaker demand. (Bearish refers to an expected downward movement in the prices of securities.)

∎

Consensus forecasts for the Fed’s interest rate path took a dovish turn in March 2023 due to an abrupt banking crisis that escalated the risk of raising interest rates. Economic data in March also contributed to the dovish sentiment, as February 2023 PPI, PCE and personal income growth data were cooler than expected. (Dovish suggests lower interest rates; opposite of hawkish.)

∎

On the geopolitical front, the most constructive takeaways came from China’s accelerated economic re-opening following its unanticipated zero-COVID policy pivot toward the end of 2022 as well as Europe’s warmer than anticipated weather that helped avoid an energy crisis.

2

MARKET REVIEW

∎	During the second quarter of 2023, the S&P 500 Index returned 8.74%, marking its third consecutive quarterly gain.

∎

In addition to those factors that drove strong performance throughout the Reporting Period, second quarter results were boosted by a better than consensus expected first quarter 2023 corporate earnings season and persistent enthusiasm around artificial intelligence (“AI”), including the possibility for a boom in AI-related chipmakers.

∎	In turn, growth stocks significantly outperformed their value counterparts, as mega-cap technology stocks accounted for a vast majority of the S&P 500 Index’s rally in the quarter.

∎

First quarter 2023 corporate earnings metrics, although supported by a lower bar, were well above their one-year averages due to a combination of ongoing pricing power, supply-chain normalization, cost-cutting initiatives and margin expansion.

∎

Disinflation progress was highlighted by a cooler than consensus expected May 2023 Consumer Price Index reading, as the inflation rate fell to 4.0%, the lowest level in more than two years, on the back of lower energy prices. The May PPI and headline PCE Index data also came in below consensus market forecasts. Furthermore, transitory inflation pressures, such as supply-chain disruptions, continued to fade throughout the quarter.

∎	The soft landing narrative continued to take form with a still-tight labor market and robust housing market helping to counteract the possibility of a recession.

∎	Despite the S&P 500 Index’s strong second calendar quarter, there were numerous bearish takeaways.

∎

These primarily surrounded the implacable higher-for-longer messaging from the Fed. Although the June Fed meeting left the federal funds rate unchanged, Fed Chair Powell made a hawkish statement that the Fed is open to additional rate hikes before year end.

∎	Concentrated market leadership was another concern for investors that raised doubts about the sustainability of the U.S. equity market rally.

∎	On the geopolitical front, a slower than consensus expected economic recovery in China presented an additional setback for the market.

∎

During the Reporting Period overall, all segments of the U.S. equity markets gained ground, but large-cap stocks were strongest, followed by mid-cap stocks and then small-cap stocks. In a reversal from 2022, growth stocks meaningfully outperformed value stocks on a relative basis across the capitalization spectrum during the Reporting Period.

∎

Eight of the 11 sectors of the S&P 500 Index gained during the Reporting Period. In another reversal from 2022, the best performing sectors by far within the S&P 500 Index during the Reporting Period were information technology, communication services and consumer discretionary. The weakest performing sectors during the Reporting Period were utilities, energy and health care.

Fund Changes and Highlights

No material changes were made to the Funds during the Reporting Period.

Goldman Sachs International Equity Dividend and Premium Fund

∎	The Fund underperformed its benchmark, the MSCI EAFE Index, during the Reporting Period.

∎

The sale of call options on the MSCI EAFE Index detracted from the Fund’s total return during the Reporting Period. (A call option is an option that gives the holder the right to buy a certain quantity of an underlying security at an agreed-upon price at any time up to an agreed-upon date.)

∎	When the Fund sells an index call option, it retains the premium it receives from the sale, but the premium may not exceed the difference in the value of the index as call options are exercised.

∎	However, during the Reporting Period, the MSCI EAFE Index appreciated, and thus the Fund’s call writing detracted from performance.

3

MARKET REVIEW

∎	Security selection had a slightly negative impact on the Fund’s relative performance, though the Fund benefited from its bias toward stocks with higher dividend yields.

∎

On a sector level, investments in the communication services, industrials and materials sectors detracted most from the Fund’s returns. Stock selection in the information technology, utilities and energy sectors added to relative performance.

∎

Regarding individual stock holdings, the Fund was hurt by overweight positions versus the MSCI EAFE Index in Hong Kong-based Link Real Estate Investment Trust, Anglo-Australian mining company Rio Tinto, and National Australia Bank. On the positive side, the Fund was helped by its overweights in Bayerische Motoren Werke (popularly known as BMW), a German maker of luxury vehicles and motorcycles; Tokyo Electron, a Japanese electronics and semiconductor company; and Mercedes-Benz Group, a German automobile manufacturer.

4

FUND BASICS

International Equity Dividend and Premium Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	MSCI EAFE Index (net, USD, unhedged)[2]	Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged)[3]

Class A	8.57%	11.67%	1.43%

Class C	8.16	11.67	1.43

Institutional	8.62	11.67	1.43

Investor	8.61	11.67	1.43

Class R6	8.63	11.67	1.43

Class P	8.61	11.67	1.43

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The MSCI EAFE Index (net, USD, unhedged) is an unmanaged market capitalization-weighted composite of securities in 21 developed markets. The Index figures do not include any deduction for fees or expenses. It is not possible to invest directly in an index.

[3]

The Bloomberg Global Aggregate Bond Index (Gross, USD, Unhedged) represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/23 ‡

Holding	% of Net Assets	Line of Business	Country
Nestle SA	2.8%	Food Products	Switzerland
ASML Holding NV	2.3	Semiconductors & Semiconductor Equipment	Netherlands
LVMH Moet Hennessy Louis Vuitton SE	2.3	Textiles, Apparel & Luxury Goods	France
BHP Group Ltd.	1.9	Metals & Mining	Australia
Novartis AG	1.7	Pharmaceuticals	Switzerland
Novo Nordisk A/S	1.7	Pharmaceuticals	Denmark
Shell PLC	1.6	Oil, Gas & Consumable Fuels	United Kingdom
Zurich Insurance Group AG	1.4	Insurance	Switzerland
Rio Tinto PLC ADR	1.4	Metals & Mining	United Kingdom
Toyota Motor Corp.	1.4	Automobiles	Japan

‡	The top 10 holdings may not be representative of the Fund’s future investments.

5

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION †

AS of June 30, 2023

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

6

FUND BASICS

U.S. Equity Dividend and Premium Fund

as of June 30, 2023

PERFORMANCE REVIEW

January 1, 2023–June 30, 2023	Fund Total Return (based on NAV)[1]	S&P 500® Index[2]	Bloomberg U.S. Aggregate Bond Index[3]

Class A	14.32%	16.89%	2.09%

Class C	13.89	16.89	2.09

Institutional	14.46	16.89	2.09

Investor	14.41	16.89	2.09

Class R6	14.48	16.89	2.09

Class P	14.55	16.89	2.09

[1]

The net asset value (“NAV”) represents the net assets of the class of the Fund (ex-dividend) divided by the total number of shares of the class outstanding. The Fund’s performance assumes the reinvestment of dividends and other distributions. The Fund’s performance does not reflect the deduction of any applicable sales charges.

[2]

The S&P 500® Index is the Standard & Poor’s 500 Composite Index of 500 stocks, an unmanaged index of common stock prices. The index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

[3]

The Bloomberg U.S. Aggregate Bond Index represents an unmanaged diversified portfolio of fixed income securities, including U.S. Treasuries, investment-grade corporate bonds and mortgage-backed and asset-backed securities. The Index figures do not reflect any deduction for fees, expenses or taxes. It is not possible to invest directly in an index.

The returns set forth in the table above represent past performance. Past performance does not guarantee future results. The Fund’s investment return and principal value will fluctuate so that an investor’s shares, when redeemed, may be worth more or less than their original cost. Current performance may be lower or higher than the performance quoted above. Please visit our web site at www.GSAMFUNDS.com to obtain the most recent month-end returns. Performance reflects applicable fee waivers and/or expense limitations in effect during the periods shown. In their absence, performance would be reduced. Returns do not reflect the deduction of taxes that a shareholder would pay on Fund distributions or the redemption of Fund shares.

TOP TEN HOLDINGS AS OF 6/30/23 ‡

Holding	% of Net Assets	Line of Business

Apple, Inc.	7.5%	Technology Hardware, Storage & Peripherals

Microsoft Corp.	7.0	Software

Alphabet, Inc.	3.4	Interactive Media & Services

Amazon.com, Inc.	3.2	Broadline Retail

NVIDIA Corp.	2.8	Semiconductors & Semiconductor Equipment

Tesla, Inc.	1.9	Automobiles

Meta Platforms, Inc.	1.8	Interactive Media & Services

Berkshire Hathaway, Inc.	1.4	Financial Services

UnitedHealth Group, Inc.	1.3	Health Care Providers & Services

Johnson & Johnson	1.3	Pharmaceuticals

‡	The top 10 holdings may not be representative of the Fund’s future investments.

7

FUND BASICS

FUND VS. BENCHMARK SECTOR ALLOCATION †

†

The Fund is actively managed and, as such, its composition may differ over time. Consequently, the Fund’s overall sector allocations may differ from the percentages contained in the graph above. The graph categorizes investments using the Global Industry Classification Standard (“GICS”), however, the sector classifications used by the portfolio management team may differ from GICS. The percentage shown for each investment category reflects the value of investments in that category as a percentage of the market value. The graph depicts the Fund’s investments but may not represent the Fund’s market exposure due to the exclusion of certain derivatives, if any, as listed in the Additional Investment Information section of the Schedule of Investments. Figures in the above table may not sum to 100% due to the exclusion of other assets and liabilities.

For more information about your Fund, please refer to www.GSAMFUNDS.com. There, you can learn more about your Fund’s investment strategies, holdings, and performance.

8

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 97.9%

Australia – 7.6%
66,716	ANZ Group Holdings Ltd. (Banks)	$1,056,100
38,172	APA Group (Gas Utilities)	246,971
34,816	Aurizon Holdings Ltd. (Ground Transportation)	91,086
92,874	BHP Group Ltd. (Metals & Mining)	2,791,974
36,463	Coles Group Ltd. (Consumer Staples Distribution & Retail)	447,725
9,012	Commonwealth Bank of Australia (Banks)	603,324
490	CSL Ltd. (Biotechnology)	90,738
30,608	Fortescue Metals Group Ltd. (Metals & Mining)	454,184
177,918	Medibank Pvt. Ltd. (Insurance)	417,925
98,273	National Australia Bank Ltd. (Banks)	1,728,412
20,491	Origin Energy Ltd. (Electric Utilities)	115,171
416	Rio Tinto Ltd. (Metals & Mining)	31,857
9,879	Sonic Healthcare Ltd. (Health Care Providers & Services)	234,939
45,550	Transurban Group (Transportation Infrastructure)	433,698
34,759	Wesfarmers Ltd. (Broadline Retail)	1,145,980
61,713	Woodside Energy Group Ltd. (Oil, Gas & Consumable Fuels)	1,427,519

		11,317,603

Austria – 0.6%
22,876	OMV AG (Oil, Gas & Consumable Fuels)	971,365

Belgium – 0.2%
2,722	KBC Group NV (Banks)	189,998
2,645	Warehouses De Pauw CVA (Industrial REITs)	72,638

		262,636

Cayman Islands – 0.4%
50,600	Budweiser Brewing Co. APAC Ltd.(a) (Beverages)	130,936
90,400	ESR Group Ltd.(a) (Real Estate Management & Development)	155,691
77,600	Sands China Ltd.* (Hotels, Restaurants & Leisure)	265,758
1,911	Sea Ltd. ADR*(b) (Entertainment)	110,914

		663,299

Denmark – 3.1%
170	AP Moller - Maersk A/S Class B (Marine Transportation)	298,902
552	AP Moller - Maersk A/S Class A (Marine Transportation)	962,523
4,380	Coloplast A/S Class B (Health Care Equipment & Supplies)	548,096
1	Danske Bank A/S* (Banks)	24
15,498	Novo Nordisk A/S Class B (Pharmaceuticals)	2,503,542

Shares	Description	Value

Common Stocks (continued)

Denmark (continued)
9,064	Vestas Wind Systems A/S* (Electrical Equipment)	$240,988

		4,554,075

Finland – 2.3%
20,276	Kesko Oyj Class B (Consumer Staples Distribution & Retail)	381,842
7,102	Kone Oyj Class B (Machinery)	371,041
28,500	Metso Oyj (Machinery)	343,902
172,766	Nordea Bank Abp (Banks)	1,881,884
4,538	Orion Oyj Class B (Pharmaceuticals)	188,332
4,417	Sampo Oyj Class A (Insurance)	198,378
3	Stora Enso Oyj Class R (Paper & Forest Products)	35

		3,365,414

France – 11.8%
8,762	Amundi SA(a) (Capital Markets)	517,648
36,191	AXA SA (Insurance)	1,069,492
31,098	BNP Paribas SA (Banks)	1,962,469
21,873	Bouygues SA (Construction & Engineering)	734,789
1,425	Capgemini SE (IT Services)	269,813
143,217	Credit Agricole SA (Banks)	1,700,539
12,806	Danone SA (Food Products)	784,796
9,273	Dassault Systemes SE (Software)	410,896
1	Edenred (Financial Services)	67
81,770	Engie SA (Multi-Utilities)	1,361,710
18,052	Getlink SE (Transportation Infrastructure)	307,206
120	Hermes International (Textiles, Apparel & Luxury Goods)	260,846
974	Kering SA (Textiles, Apparel & Luxury Goods)	537,842
1,669	L’Oreal SA (Personal Products)	778,549
3,617	LVMH Moet Hennessy Louis Vuitton SE (Textiles, Apparel & Luxury Goods)	3,410,514
4,048	Orange SA (Diversified Telecommunication Services)	47,307
3,671	Pernod Ricard SA (Beverages)	811,198
10,227	Sanofi (Pharmaceuticals)	1,100,995
548	Sartorius Stedim Biotech (Life Sciences Tools & Services)	136,865
1,743	Schneider Electric SE (Electrical Equipment)	316,662
1,904	TotalEnergies SE (Oil, Gas & Consumable Fuels)	109,298
8,158	Vinci SA (Construction & Engineering)	947,922
1	Vivendi SE (Media)	9

		17,577,432

Germany – 6.7%
1,665	Allianz SE (Insurance)	387,818
28,758	BASF SE (Chemicals)	1,397,156
7,180	Bayer AG (Pharmaceuticals)	397,449

The accompanying notes are an integral part of these financial statements.	9

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Germany (continued)
814	Bayerische Motoren Werke AG (Automobiles)	$100,128
4,413	Bechtle AG (IT Services)	175,252
2,013	Carl Zeiss Meditec AG (Health Care Equipment & Supplies)	217,695
13,128	Daimler Truck Holding AG (Machinery)	473,161
1,730	Delivery Hero SE*(a) (Hotels, Restaurants & Leisure)	76,328
11,048	Deutsche Post AG (Air Freight & Logistics)	539,830
101	HelloFresh SE* (Consumer Staples Distribution & Retail)	2,498
25,876	Mercedes-Benz Group AG (Automobiles)	2,082,793
1,426	Nemetschek SE (Software)	106,461
245	Rheinmetall AG (Aerospace & Defense)	67,118
10,338	SAP SE (Software)	1,412,248
7,615	Siemens AG (Industrial Conglomerates)	1,269,427
4,920	Siemens Healthineers AG(a) (Health Care Equipment & Supplies)	278,843
337,545	Telefonica Deutschland Holding AG (Diversified Telecommunication Services)	950,024

		9,934,229

Hong Kong – 1.9%
74,400	AIA Group Ltd. (Insurance)	755,643
28,000	Galaxy Entertainment Group Ltd.* (Hotels, Restaurants & Leisure)	178,380
28,000	Hang Lung Properties Ltd. (Real Estate Management & Development)	43,329
98	Hong Kong & China Gas Co. Ltd. (Gas Utilities)	85
14,596	Hong Kong Exchanges & Clearing Ltd. (Capital Markets)	553,028
300	Jardine Matheson Holdings Ltd. (Industrial Conglomerates)	15,213
185,084	Link REIT (Retail REITs)	1,030,385
15,000	MTR Corp. Ltd. (Ground Transportation)	69,054
25,850	Sino Land Co. Ltd. (Real Estate Management & Development)	31,824
500	Sun Hung Kai Properties Ltd. (Real Estate Management & Development)	6,317
400	Swire Properties Ltd. (Real Estate Management & Development)	986
16,500	Techtronic Industries Co. Ltd. (Machinery)	180,438

		2,864,682

Ireland – 0.9%
24,567	CRH PLC (Construction Materials)	1,355,296

Israel – 0.5%
436	CyberArk Software Ltd.* (Software)	68,160

Shares	Description	Value

Common Stocks (continued)

Israel (continued)
82,362	ICL Group Ltd. Class G (Chemicals)	$452,067
3,205	Teva Pharmaceutical Industries Ltd. ADR*(b) (Pharmaceuticals)	24,134
2,100	Wix.com Ltd.(b) (IT Services)	164,304

		708,665

Italy – 1.5%
274	Amplifon SpA (Health Care Providers & Services)	10,050
1,438	DiaSorin SpA (Health Care Equipment & Supplies)	149,795
20,152	Eni SpA (Oil, Gas & Consumable Fuels)	290,116
62,695	Mediobanca Banca di Credito Finanziario SpA (Banks)	750,615
10,994	Moncler SpA (Textiles, Apparel & Luxury Goods)	760,650
6,836	Recordati Industria Chimica e Farmaceutica SpA (Pharmaceuticals)	326,575

		2,287,801

Japan – 21.6%
1,200	Advantest Corp. (Semiconductors & Semiconductor Equipment)	161,621
14,500	AGC, Inc. (Building Products)	521,651
1,600	Asahi Group Holdings Ltd. (Beverages)	62,080
4,200	Asahi Intecc Co. Ltd. (Health Care Equipment & Supplies)	82,689
16,600	Asahi Kasei Corp. (Chemicals)	112,400
7,100	Astellas Pharma, Inc. (Pharmaceuticals)	105,737
1,700	BayCurrent Consulting, Inc. (Professional Services)	63,923
22,600	Bridgestone Corp. (Automobile Components)	928,446
17,800	Canon, Inc. (Technology Hardware, Storage & Peripherals)	467,902
11,600	Chugai Pharmaceutical Co. Ltd. (Pharmaceuticals)	330,357
1,500	Dai-ichi Life Holdings, Inc. (Insurance)	28,530
16,700	Daiichi Sankyo Co. Ltd. (Pharmaceuticals)	530,630
600	Daikin Industries Ltd. (Building Products)	122,943
1,000	Daito Trust Construction Co. Ltd. (Real Estate Management & Development)	101,306
92,600	Daiwa Securities Group, Inc. (Capital Markets)	477,168
4,400	Denso Corp. (Automobile Components)	296,789
4,500	Disco Corp. (Semiconductors & Semiconductor Equipment)	713,457
4,800	Eisai Co. Ltd. (Pharmaceuticals)	325,315
20,000	FANUC Corp. (Machinery)	702,113
600	Fast Retailing Co. Ltd. (Specialty Retail)	153,885
2,600	Fuji Electric Co. Ltd. (Electrical Equipment)	114,465

10	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
700	GMO Payment Gateway, Inc. (Financial Services)	$54,908
1,300	Hikari Tsushin, Inc. (Industrial Conglomerates)	186,591
1,916	Hirose Electric Co. Ltd. (Electronic Equipment, Instruments & Components)	255,085
6,500	Hitachi Construction Machinery Co. Ltd. (Machinery)	182,764
1,400	Hitachi Ltd. (Industrial Conglomerates)	87,047
3,100	Hoya Corp. (Health Care Equipment & Supplies)	370,965
2,400	Iida Group Holdings Co. Ltd. (Household Durables)	40,557
20,600	Isuzu Motors Ltd. (Automobiles)	249,903
39,600	ITOCHU Corp. (Trading Companies & Distributors)	1,572,973
2,000	Japan Exchange Group, Inc. (Capital Markets)	34,997
16,700	Japan Post Insurance Co. Ltd. (Insurance)	250,983
18,000	Japan Tobacco, Inc. (Tobacco)	394,308
6,400	JSR Corp. (Chemicals)	183,911
12,400	Kajima Corp. (Construction & Engineering)	187,223
1,700	Kao Corp. (Personal Products)	61,693
600	Keyence Corp. (Electronic Equipment, Instruments & Components)	285,094
900	Kikkoman Corp. (Food Products)	51,398
32,500	Kirin Holdings Co. Ltd. (Beverages)	474,587
12,500	Komatsu Ltd. (Machinery)	338,100
2,100	Kose Corp. (Personal Products)	201,872
400	Lasertec Corp. (Semiconductors & Semiconductor Equipment)	60,447
26,100	Lixil Corp. (Building Products)	332,204
9,700	M3, Inc. (Health Care Technology)	211,505
4,200	Makita Corp. (Machinery)	118,718
52,200	Marubeni Corp. (Trading Companies & Distributors)	889,697
17,300	Mitsubishi Corp. (Trading Companies & Distributors)	836,401
5,500	Mitsubishi Electric Corp. (Electrical Equipment)	77,753
49,600	Mitsubishi HC Capital, Inc. (Financial Services)	294,495
125,400	Mitsubishi UFJ Financial Group, Inc. (Banks)	924,333
12,100	Mitsui & Co. Ltd. (Trading Companies & Distributors)	457,959
11,800	Mitsui OSK Lines Ltd. (Marine Transportation)	283,898
13,700	MS&AD Insurance Group Holdings, Inc. (Insurance)	485,148
6,900	Murata Manufacturing Co. Ltd. (Electronic Equipment, Instruments & Components)	396,342

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
400	Nidec Corp. (Electrical Equipment)	$22,042
19,800	Nihon M&A Center Holdings, Inc. (Professional Services)	152,341
13,100	Nintendo Co. Ltd. (Entertainment)	597,207
1,100	Nippon Express Holdings, Inc. (Air Freight & Logistics)	62,049
1,000	Nippon Paint Holdings Co. Ltd. (Chemicals)	8,276
19	Nippon Prologis REIT, Inc. (Industrial REITs)	38,186
1	Nippon Steel Corp. (Metals & Mining)	21
12,600	Nippon Yusen KK (Marine Transportation)	279,829
3,400	Nisshin Seifun Group, Inc. (Food Products)	42,027
1,800	Nitto Denko Corp. (Chemicals)	133,606
10,000	Nomura Research Institute Ltd. (IT Services)	276,274
1,100	Obic Co. Ltd. (IT Services)	176,559
300	Odakyu Electric Railway Co. Ltd. (Ground Transportation)	4,020
5,100	Olympus Corp. (Health Care Equipment & Supplies)	80,709
1,900	Open House Group Co. Ltd. (Household Durables)	68,593
5,400	Otsuka Corp. (IT Services)	210,339
34,400	Panasonic Holdings Corp. (Household Durables)	421,810
14,300	Recruit Holdings Co. Ltd. (Professional Services)	456,389
36,400	Resona Holdings, Inc. (Banks)	174,282
13,900	Seiko Epson Corp. (Technology Hardware, Storage & Peripherals)	217,009
9,600	Sekisui House Ltd. (Household Durables)	193,916
1,600	Seven & i Holdings Co. Ltd. (Consumer Staples Distribution & Retail)	69,123
3,700	Shimadzu Corp. (Electronic Equipment, Instruments & Components)	114,362
19,500	Shin-Etsu Chemical Co. Ltd. (Chemicals)	651,650
300	Shiseido Co. Ltd. (Personal Products)	13,599
148,200	SoftBank Corp. (Wireless Telecommunication Services)	1,583,560
1,200	SoftBank Group Corp. (Wireless Telecommunication Services)	56,592
900	Sompo Holdings, Inc. (Insurance)	40,382
7,500	Sony Group Corp. (Household Durables)	677,026
11,800	Sumitomo Corp. (Trading Companies & Distributors)	250,337
2,100	Sumitomo Metal Mining Co. Ltd. (Metals & Mining)	67,793
25,400	Sumitomo Mitsui Financial Group, Inc. (Banks)	1,088,629

The accompanying notes are an integral part of these financial statements.	11

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks (continued)

Japan (continued)
300	Sumitomo Mitsui Trust Holdings, Inc. (Banks)	$10,643
3,600	Sysmex Corp. (Health Care Equipment & Supplies)	246,589
38,200	Takeda Pharmaceutical Co. Ltd. (Pharmaceuticals)	1,200,341
3,000	TDK Corp. (Electronic Equipment, Instruments & Components)	117,015
4,800	Tokio Marine Holdings, Inc. (Insurance)	110,657
11,400	Tokyo Electron Ltd. (Semiconductors & Semiconductor Equipment)	1,641,924
300	Tokyo Gas Co. Ltd. (Gas Utilities)	6,545
3,900	TOTO Ltd. (Building Products)	117,922
131,000	Toyota Motor Corp. (Automobiles)	2,105,443
40,500	USS Co. Ltd. (Specialty Retail)	670,505
4,700	West Japan Railway Co. (Ground Transportation)	195,483
100	Yamaha Corp. (Leisure Products)	3,852
5,800	Yamaha Motor Co. Ltd. (Automobiles)	166,739
200	Yamato Holdings Co. Ltd. (Air Freight & Logistics)	3,625
900	Yaskawa Electric Corp. (Machinery)	41,493
3,900	ZOZO, Inc. (Specialty Retail)	80,904

		32,185,483

Netherlands – 5.0%
330	Adyen NV*(a) (Financial Services)	571,450
3,522	Airbus SE (Aerospace & Defense)	509,217
1	Akzo Nobel NV (Chemicals)	82
414	Argenx SE* (Biotechnology)	161,458
600	ASM International NV (Semiconductors & Semiconductor Equipment)	254,763
4,736	ASML Holding NV (Semiconductors & Semiconductor Equipment)	3,435,157
2,913	Davide Campari-Milano NV (Beverages)	40,372
24,560	Ferrovial SE (Construction & Engineering)	776,393
42	Heineken NV (Beverages)	4,319
4,249	NN Group NV (Insurance)	157,288
35,686	OCI NV* (Chemicals)	857,142
7,383	Prosus NV* (Broadline Retail)	540,687
1,214	Randstad NV (Professional Services)	64,026
4,247	Universal Music Group NV (Entertainment)	94,346

		7,466,700

New Zealand – 0.9%
16,592	Fisher & Paykel Healthcare Corp. Ltd. (Health Care Equipment & Supplies)	249,838
36,471	Meridian Energy Ltd. (Independent Power and Renewable Electricity Producers)	125,591

Shares	Description	Value

Common Stocks (continued)

New Zealand (continued)
322,361	Spark New Zealand Ltd. (Diversified Telecommunication Services)	$1,008,764

		1,384,193

Norway – 1.5%
49,172	Equinor ASA (Oil, Gas & Consumable Fuels)	1,431,832
58	Gjensidige Forsikring ASA (Insurance)	929
23,544	Yara International ASA (Chemicals)	831,854

		2,264,615

Portugal – 0.2%
9,319	Jeronimo Martins SGPS SA (Consumer Staples Distribution & Retail)	256,725

Singapore – 1.2%
1,500	City Developments Ltd. (Real Estate Management & Development)	7,482
36,746	DBS Group Holdings Ltd. (Banks)	858,121
5,200	Keppel Corp. Ltd. (Industrial Conglomerates)	25,879
99,242	Seatrium Ltd.* (Machinery)	9,205
17,600	Singapore Exchange Ltd. (Capital Markets)	125,333
208,400	Singapore Technologies Engineering Ltd. (Aerospace & Defense)	568,654
121,600	Singapore Telecommunications Ltd. (Diversified Telecommunication Services)	225,224

		1,819,898

Spain – 2.5%
169	Amadeus IT Group SA* (Hotels, Restaurants & Leisure)	12,869
65,098	Enagas SA (Gas Utilities)	1,279,411
71,202	Endesa SA (Electric Utilities)	1,529,962
11,487	Industria de Diseno Textil SA (Specialty Retail)	445,556
117,376	Telefonica SA (Diversified Telecommunication Services)	476,541

		3,744,339

Sweden – 1.7%
7,042	Atlas Copco AB Class A (Machinery)	101,664
45,108	Atlas Copco AB Class B (Machinery)	562,428
2	Embracer Group AB* (Entertainment)	5
14,202	EQT AB (Capital Markets)	273,413
43,039	Nibe Industrier AB Class B (Building Products)	409,230
6,928	Sagax AB Class B (Real Estate Management & Development)	137,003
1,984	Skandinaviska Enskilda Banken AB Class A (Banks)	21,944
83,017	Tele2 AB Class B (Wireless Telecommunication Services)	686,575

12	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks (continued)

Sweden (continued)
160,198	Telia Co. AB (Diversified Telecommunication Services)	$351,451

		2,543,713

Switzerland – 11.2%
2,250	ABB Ltd. (Electrical Equipment)	88,517
2,242	Bachem Holding AG Class B (Life Sciences Tools & Services)	195,762
501	Cie Financiere Richemont SA Class A (Textiles, Apparel & Luxury Goods)	85,104
25,578	Coca-Cola HBC AG* (Beverages)	762,988
861	Geberit AG (Building Products)	451,236
38,391	Glencore PLC (Metals & Mining)	217,672
1,280	Kuehne & Nagel International AG (Marine Transportation)	379,170
34,798	Nestle SA (Food Products)	4,185,904
24,931	Novartis AG (Pharmaceuticals)	2,513,529
967	Partners Group Holding AG (Capital Markets)	911,727
5,448	Roche Holding AG (Pharmaceuticals)	1,664,200
6,900	SGS SA (Professional Services)	652,746
5,513	SIG Group AG* (Containers & Packaging)	152,306
219	Sika AG (Chemicals)	62,722
918	Sonova Holding AG (Health Care Equipment & Supplies)	244,957
4,492	Straumann Holding AG (Health Care Equipment & Supplies)	730,426
6,580	Swiss Re AG (Insurance)	663,019
1,211	VAT Group AG(a) (Machinery)	501,613
4,537	Zurich Insurance Group AG (Insurance)	2,158,199

		16,621,797

United Kingdom – 14.6%
997	Anglo American PLC (Metals & Mining)	28,388
1,429	Ashtead Group PLC (Trading Companies & Distributors)	99,074
17,478	AstraZeneca PLC ADR(b) (Pharmaceuticals)	1,250,901
74,840	Aviva PLC (Insurance)	376,539
57,385	BAE Systems PLC (Aerospace & Defense)	676,640
6,958	BP PLC ADR (Oil, Gas & Consumable Fuels)	245,548
15,806	British American Tobacco PLC (Tobacco)	525,161
3,470	Coca-Cola Europacific Partners PLC(b) (Beverages)	223,572
13,945	Diageo PLC (Beverages)	599,509
74,513	Evraz PLC*(c) (Metals & Mining)	—
7,315	Experian PLC (Professional Services)	280,757
39,658	GSK PLC ADR(b) (Pharmaceuticals)	1,413,411
240,798	HSBC Holdings PLC (Banks)	1,906,599
32,780	HSBC Holdings PLC ADR(b) (Banks)	1,298,744
21,602	Imperial Brands PLC (Tobacco)	478,148

Shares	Description	Value

Common Stocks (continued)

United Kingdom (continued)
327,436	M&G PLC (Financial Services)	$796,868
43,746	National Grid PLC (Multi-Utilities)	580,000
55,810	Persimmon PLC (Household Durables)	727,187
86,359	Phoenix Group Holdings PLC (Insurance)	584,300
1,916	Reckitt Benckiser Group PLC (Household Products)	143,989
17,073	RELX PLC (Professional Services)	569,567
2,067	Rentokil Initial PLC ADR(b) (Commerical Services & Supplies)	80,634
2,485	Rio Tinto PLC (Metals & Mining)	157,921
33,779	Rio Tinto PLC ADR(b) (Metals & Mining)	2,156,451
20	Rolls-Royce Holdings PLC* (Aerospace & Defense)	39
21,704	Segro PLC (Industrial REITs)	197,936
82,070	Shell PLC (Oil, Gas & Consumable Fuels)	2,449,589
43,499	SSE PLC (Electric Utilities)	1,020,055
9,344	St. James’s Place PLC (Capital Markets)	129,223
14,264	Unilever PLC (Personal Products)	743,466
20,386	Unilever PLC ADR(b) (Personal Products)	1,062,722
95,341	Vodafone Group PLC ADR(b) (Wireless Telecommunication Services)	900,972

		21,703,910

TOTAL COMMON STOCKS (Cost $121,923,136)		$145,853,870

Shares	Dividend Rate	Value

Preferred Stocks – 1.7%

Germany – 1.7%
Bayerische Motoren Werke AG (Automobiles)
17,427	8.216%	$1,985,892
Sartorius AG (Life Sciences Tools & Services)
847	0.454	293,451
Volkswagen AG (Automobiles)
1,650	22.618	221,880

TOTAL PREFERRED STOCKS (Cost $1,718,846)		$2,501,223

TOTAL INVESTMENTS – 99.6% (Cost $123,641,982)		$148,355,093

OTHER ASSETS IN EXCESS OF LIABILITIES – 0.4%		641,216

NET ASSETS – 100.0%		$148,996,309

The accompanying notes are an integral part of these financial statements.	13

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) June 30, 2023 (Unaudited)

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	Exempt from registration under Rule 144A of the Securities Act of 1933.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Significant unobservable inputs were used in the valuation of this portfolio security; i.e., Level 3.

SECTOR ALLOCATION AS OF JUNE 30, 2023

Sector	% of Total Market Value

Financials	19.3%

Industrials	15.6

Consumer Discretionary	12.7

Health Care	12.4

Consumer Staples	9.2

Materials	8.2

Information Technology	7.7

Communication Services	4.8

Energy	4.7

Utilities	4.2

Real Estate	1.2

100.0%

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
Euro Stoxx 50 Index	3	09/15/23	$144,922	$2,565
FTSE 100 Index	1	09/15/23	95,777	(713)

TOTAL FUTURES CONTRACTS				$1,852

WRITTEN OPTIONS CONTRACTS—At June 30, 2023, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
Euro Stoxx 50 Index	$ 4,425.00	09/15/2023	(717)	$(317,272,500)	$ (780,826)	$ (824,991)	$ 44,165
FTSE 100 Index	7,700.00	09/15/2023	(104)	(80,080,000)	(78,588)	(183,143)	104,555
Nikkei 225 Index	32,000.00	09/08/2023	(67)	(214,400,000)	(800,963)	(559,555)	(241,408)

TOTAL			(888)	$(611,752,500)	$(1,660,377)	$(1,567,689)	$(92,688)

14	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM FUND

ADDITIONAL INVESTMENT INFORMATION (continued)

Investment Abbreviations:
ADR	—American Depositary Receipt
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	15

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – 101.0%

Aerospace & Defense – 1.9%
35,134	Lockheed Martin Corp.	$16,174,991
178,830	Raytheon Technologies Corp.	17,518,187
43,500	The Boeing Co.*	9,185,460
15,500	TransDigm Group, Inc.	13,859,635

		56,738,273

Air Freight & Logistics – 0.7%
111,098	United Parcel Service, Inc. Class B	19,914,317

Automobile Components – 0.1%
23,300	Lear Corp.	3,344,715
6,100	QuantumScape Corp.*(a)	48,739

		3,393,454

Automobiles – 2.0%
7,500	Harley-Davidson, Inc.	264,075
13,100	Lucid Group, Inc.*(a)	90,259
2,500	Rivian Automotive, Inc. Class A*	41,650
223,233	Tesla, Inc.*	58,435,702
2,200	Thor Industries, Inc.	227,700

		59,059,386

Banks – 3.1%
536,179	Bank of America Corp.	15,382,975
128,700	Citigroup, Inc.	5,925,348
199,131	Columbia Banking System, Inc.	4,038,377
6,300	Cullen/Frost Bankers, Inc.	677,439
7,300	First Hawaiian, Inc.	131,473
80,500	First Horizon Corp.	907,235
66,000	FNB Corp.	755,040
241,329	JPMorgan Chase & Co.(b)	35,098,890
60,900	The PNC Financial Services Group, Inc.	7,670,355
260,900	U.S. Bancorp	8,620,136
600	Webster Financial Corp.	22,650
319,500	Wells Fargo & Co.	13,636,260

		92,866,178

Beverages – 2.0%
152,382	PepsiCo, Inc.	28,224,194
523,500	The Coca-Cola Co.(b)	31,525,170

		59,749,364

Biotechnology – 1.7%
174,686	AbbVie, Inc.(b)	23,535,445
1,200	Alnylam Pharmaceuticals, Inc.*	227,928
57,402	Amgen, Inc.	12,744,392
2,465	BioMarin Pharmaceutical, Inc.*	213,666
10,307	Exact Sciences Corp.*	967,827
171,094	Gilead Sciences, Inc.	13,186,215
1,741	Ionis Pharmaceuticals, Inc.*	71,433
3,600	Mirati Therapeutics, Inc.*	130,068
3,342	Natera, Inc.*	162,622
34,097	Novavax, Inc.*(a)	253,341

Shares	Description	Value

Common Stocks – (continued)

Biotechnology – (continued)
4,374	Sarepta Therapeutics, Inc.*	$500,910

		51,993,847

Broadline Retail – 3.2%
734,968	Amazon.com, Inc.*(b)	95,810,428
1,218	MercadoLibre, Inc.*	1,442,843
1,200	Nordstrom, Inc.(a)	24,564

		97,277,835

Building Products – 0.6%
3,200	Advanced Drainage Systems, Inc.	364,096
30	Carlisle Cos., Inc.	7,696
250,600	Johnson Controls International PLC	17,075,884
200	Lennox International, Inc.	65,214

		17,512,890

Capital Markets – 2.7%
116,800	Ares Management Corp. Class A	11,253,680
24,800	BlackRock, Inc.	17,140,272
83,600	Blue Owl Capital, Inc.	973,940
9,800	Evercore, Inc. Class A	1,211,182
338,600	Franklin Resources, Inc.	9,044,006
296,700	Janus Henderson Group PLC	8,085,075
46,200	Jefferies Financial Group, Inc.	1,532,454
1,138	LPL Financial Holdings, Inc.	247,435
234,164	Morgan Stanley	19,997,606
4,125	Robinhood Markets, Inc. Class A*	41,167
95,900	T. Rowe Price Group, Inc.	10,742,718
23,400	The Carlyle Group, Inc.	747,630

		81,017,165

Chemicals – 1.7%
32,226	Air Products & Chemicals, Inc.	9,652,654
4,441	Ashland, Inc.	385,967
267,303	Dow, Inc.	14,236,558
14,120	Element Solutions, Inc.	271,104
72,801	Huntsman Corp.	1,967,083
37,491	Linde PLC	14,287,070
112,600	LyondellBasell Industries NV Class A	10,340,058
500	RPM International, Inc.	44,865

		51,185,359

Commerical Services & Supplies – 0.0%
600	MSA Safety, Inc.	104,376
2,674	Tetra Tech, Inc.	437,841
1,475	Waste Connections, Inc.	210,822

		753,039

Communications Equipment – 1.1%
455,048	Cisco Systems, Inc.(b)	23,544,184

16	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

Communications Equipment – (continued)
276,400	Juniper Networks, Inc.	$8,659,612

		32,203,796

Construction & Engineering – 0.1%
50,500	MDU Resources Group, Inc.	1,057,470
1,200	Valmont Industries, Inc.	349,260

		1,406,730

Construction Materials* – 0.0%
12,625	Knife River Corp.	549,188

Consumer Finance – 0.7%
108,136	American Express Co.	18,837,291
5,600	OneMain Holdings, Inc.	244,664
17,600	SLM Corp.	287,232
18,700	SoFi Technologies, Inc.*	155,958
400	Upstart Holdings, Inc.*(a)	14,324

		19,539,469

Consumer Staples Distribution & Retail – 1.7%
31,761	Costco Wholesale Corp.	17,099,487
80,400	Target Corp.	10,604,760
361,000	Walgreens Boots Alliance, Inc.	10,284,890
77,445	Walmart, Inc.	12,172,805

		50,161,942

Containers & Packaging – 0.6%
875,300	Amcor PLC	8,735,494
60,800	Packaging Corp. of America	8,035,328
44,400	Sonoco Products Co.	2,620,488

		19,391,310

Diversified Consumer Services – 0.0%
21,174	ADT, Inc.	127,679
24,800	H&R Block, Inc.	790,376
11,183	Mister Car Wash, Inc.*	107,916

		1,025,971

Diversified REITs – 0.0%
7,100	WP Carey, Inc.	479,676

Diversified Telecommunication Services(b) – 1.3%
988,928	AT&T, Inc.	15,773,402
594,102	Verizon Communications, Inc.	22,094,653

		37,868,055

Electric Utilities – 1.9%
12,600	Avangrid, Inc.	474,768
232,800	Duke Energy Corp.	20,891,472
78,000	Edison International	5,417,100
232,200	OGE Energy Corp.	8,338,302
330,301	The Southern Co.	23,203,645

		58,325,287

Electrical Equipment – 0.9%
8,980	ChargePoint Holdings, Inc.*(a)	78,934
76,162	Eaton Corp. PLC	15,316,178

Shares	Description	Value

Common Stocks – (continued)

Electrical Equipment – (continued)
84,662	Emerson Electric Co.	$7,652,598
13,922	Hubbell, Inc.	4,615,978
16,930	Plug Power, Inc.*(a)	175,903
22,103	Sunrun, Inc.*	394,760

		28,234,351

Electronic Equipment, Instruments & Components – 0.7%
69,300	Avnet, Inc.	3,496,185
222,800	Corning, Inc.	7,806,912
33,430	National Instruments Corp.	1,918,882
63,564	TE Connectivity Ltd.	8,909,130

		22,131,109

Energy Equipment & Services – 0.0%
52,700	NOV, Inc.	845,308

Entertainment* – 0.9%
16,500	AMC Entertainment Holdings, Inc. Class A(a)	72,600
40,417	Netflix, Inc.	17,803,284
12,228	ROBLOX Corp. Class A	492,788
5,480	Roku, Inc.	350,501
101,599	The Walt Disney Co.	9,070,759

		27,789,932

Financial Services – 3.6%
17,776	Affirm Holdings, Inc.*	272,506
48,100	Apollo Global Management, Inc.	3,694,561
122,014	Berkshire Hathaway, Inc. Class B*	41,606,774
8,647	Block, Inc.*	575,631
110,700	Corebridge Financial, Inc.	1,954,962
142,600	Equitable Holdings, Inc.	3,873,016
55,627	Mastercard, Inc. Class A	21,878,099
4,800	Shift4 Payments, Inc. Class A*	325,968
426,999	The Western Union Co.	5,008,698
126,841	Visa, Inc. Class A	30,122,201

		109,312,416

Food Products – 0.6%
209,200	Conagra Brands, Inc.	7,054,224
78,000	Flowers Foods, Inc.	1,940,640
254,000	The Kraft Heinz Co.	9,017,000

		18,011,864

Gas Utilities – 0.0%
3,895	National Fuel Gas Co.	200,047

Ground Transportation – 0.6%
100	Avis Budget Group, Inc.*	22,867
17,300	Ryder System, Inc.	1,466,867
10,500	Uber Technologies, Inc.*	453,285
85,662	Union Pacific Corp.	17,528,158

		19,471,177

The accompanying notes are an integral part of these financial statements.	17

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Health Care Equipment & Supplies – 2.5%
176,106	Abbott Laboratories	$19,199,076
2,100	Globus Medical, Inc. Class A*	125,034
36,702	Intuitive Surgical, Inc.*	12,549,882
309,453	Medtronic PLC	27,262,809
10,738	Novocure Ltd.*	445,627
3,741	Penumbra, Inc.*	1,287,129
47,640	Stryker Corp.	14,534,488
4,980	Tandem Diabetes Care, Inc.*	122,209

		75,526,254

Health Care Providers & Services – 2.7%
14,631	Acadia Healthcare Co., Inc.*	1,165,213
27,624	agilon health, Inc.*	479,000
63,084	Cigna Group	17,701,371
171,578	CVS Health Corp.	11,861,187
22,500	Elevance Health, Inc.	9,996,525
9,428	Guardant Health, Inc.*	337,522
81,636	UnitedHealth Group, Inc.(b)	39,237,527

		80,778,345

Health Care REITs – 0.0%
6,800	Healthcare Realty Trust, Inc. (b)	128,248
5	Omega Healthcare Investors, Inc.	154

		128,402

Health Care Technology* – 0.0%
2,609	Definitive Healthcare Corp.	28,699
5,824	Teladoc Health, Inc.	147,464
186	Veeva Systems, Inc. Class A	36,778

		212,941

Hotels, Restaurants & Leisure – 1.9%
3,300	Airbnb, Inc. Class A*	422,928
35,671	Aramark	1,535,636
56,700	Darden Restaurants, Inc.	9,473,436
1,400	DoorDash, Inc. Class A*	106,988
18,300	DraftKings, Inc. Class A*	486,231
20,919	Hyatt Hotels Corp. Class A	2,396,899
2,700	Marriott Vacations Worldwide Corp.	331,344
80,700	McDonald’s Corp.	24,081,687
174,396	Starbucks Corp.	17,275,668
9,500	The Wendy’s Co.	206,625
8,000	Travel & Leisure Co.	322,720
6,500	Vail Resorts, Inc.	1,636,440

		58,276,602

Household Durables – 0.3%
175,900	Leggett & Platt, Inc.	5,210,158
23,650	Lennar Corp. Class B	2,671,977
17,300	Tempur Sealy International, Inc.	693,211
200	TopBuild Corp.*	53,204

		8,628,550

Shares	Description	Value

Common Stocks – (continued)

Household Products – 1.5%
82,498	Kimberly-Clark Corp.	$11,389,674
30,300	Reynolds Consumer Products, Inc.	855,975
216,898	The Procter & Gamble Co.	32,912,102

		45,157,751

Independent Power and Renewable Electricity Producers – 0.0%
6,762	Brookfield Renewable Corp. Class A	213,138
27,667	Vistra Corp.	726,259

		939,397

Industrial Conglomerates – 1.0%
159,768	3M Co.	15,991,179
73,800	Honeywell International, Inc.	15,313,500

		31,304,679

Industrial REITs – 0.7%
9,200	First Industrial Realty Trust, Inc.	484,288
134,400	Prologis, Inc.	16,481,472
82,100	Rexford Industrial Realty, Inc.	4,287,262

		21,253,022

Insurance – 1.7%
10,300	American Financial Group, Inc.	1,223,125
8,800	Axis Capital Holdings Ltd.	473,704
32,300	CNA Financial Corp.	1,247,426
7,200	Erie Indemnity Co. Class A	1,512,072
192,200	Fidelity National Financial, Inc.	6,919,200
42,600	First American Financial Corp.	2,429,052
448,106	Old Republic International Corp.	11,278,828
268,400	Prudential Financial, Inc.	23,678,248
8,900	Reinsurance Group of America, Inc.	1,234,341
3,300	The Hanover Insurance Group, Inc.	372,999
42,700	Unum Group	2,036,790

		52,405,785

Interactive Media & Services* – 5.3%
222,795	Alphabet, Inc. Class C(b)	26,951,511
644,253	Alphabet, Inc. Class A	77,117,084
1	Match Group, Inc.	42
193,823	Meta Platforms, Inc. Class A	55,623,325
34,700	Pinterest, Inc. Class A	948,698
65,300	Snap, Inc. Class A	773,152
4,000	ZoomInfo Technologies, Inc.	101,560

		161,515,372

IT Services – 1.9%
56,939	Accenture PLC Class A	17,570,237
15,800	Amdocs Ltd.	1,561,830
27,700	Cloudflare, Inc. Class A*	1,810,749

18	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Description	Value

Common Stocks – (continued)

IT Services – (continued)
215,301	International Business Machines Corp.	$28,809,427
3	Kyndryl Holdings, Inc.*	40
7,688	MongoDB, Inc.*	3,159,691
16,426	Okta, Inc.*	1,139,143
15,400	Snowflake, Inc. Class A*	2,710,092
10,000	Twilio, Inc. Class A*	636,200

		57,397,409

Leisure Products – 0.0%
9,300	Brunswick Corp.	805,752
25,500	Peloton Interactive, Inc. Class A*	196,095

		1,001,847

Life Sciences Tools & Services – 1.4%
13,952	10X Genomics, Inc. Class A*	779,080
7,981	Azenta, Inc.*	372,553
8,900	Bruker Corp.	657,888
68,725	Danaher Corp.	16,494,000
4,700	Maravai LifeSciences Holdings, Inc. Class A*	58,421
21,400	Repligen Corp.*	3,027,244
41,510	Thermo Fisher Scientific, Inc.	21,657,842

		43,047,028

Machinery – 1.5%
65,405	Caterpillar, Inc.	16,092,900
40,100	Cummins, Inc.	9,830,916
19,700	Deere & Co.	7,982,243
7,000	Flowserve Corp.	260,050
46,050	Illinois Tool Works, Inc.	11,519,868
1,600	Lincoln Electric Holdings, Inc.	317,808

		46,003,785

Media – 1.1%
403,919	Comcast Corp. Class A	16,782,834
102,800	Omnicom Group, Inc.	9,781,420
190,101	The Interpublic Group of Cos., Inc.	7,334,097
3,500	The Trade Desk, Inc. Class A*	270,270

		34,168,621

Metals & Mining – 0.4%
17,000	Royal Gold, Inc.	1,951,260
126,300	Southern Copper Corp.	9,060,762
50,300	SSR Mining, Inc.	713,254

		11,725,276

Multi-Utilities – 1.0%
100,500	Consolidated Edison, Inc.	9,085,200
177,697	Dominion Energy, Inc.	9,202,928
193,600	Public Service Enterprise Group, Inc.	12,121,296

		30,409,424

Shares	Description	Value

Common Stocks – (continued)

Oil, Gas & Consumable Fuels – 4.5%
53,200	Chesapeake Energy Corp.	$4,451,776
168,498	Chevron Corp.	26,513,160
368,700	Coterra Energy, Inc.	9,328,110
314,400	Devon Energy Corp.	15,198,096
5,200	DT Midstream, Inc.	257,764
344,419	Exxon Mobil Corp.(b)	36,938,938
734,300	Kinder Morgan, Inc. Class A	12,644,646
51,300	New Fortress Energy, Inc.	1,373,814
85,600	ONEOK, Inc.	5,283,232
65,900	Pioneer Natural Resources Co.	13,653,162
301,400	The Williams Cos., Inc.	9,834,682
18,037	Vitesse Energy, Inc.	404,029

		135,881,409

Paper & Forest Products – 0.0%
7	Sylvamo Corp.	283

Pharmaceuticals – 4.7%
280,701	Bristol-Myers Squibb Co.	17,950,829
62,039	Eli Lilly & Co.	29,095,050
230,334	Johnson & Johnson	38,124,884
273,053	Merck & Co., Inc.	31,507,585
7	Organon & Co.	146
691,699	Pfizer, Inc.	25,371,519
5	Viatris, Inc.	50

		142,050,063

Professional Services – 1.0%
53,785	Automatic Data Processing, Inc.	11,821,405
22,333	Booz Allen Hamilton Holding Corp.	2,492,363
31,800	ManpowerGroup, Inc.	2,524,920
130,000	Paychex, Inc.	14,543,100
800	Paylocity Holding Corp.*	147,624

		31,529,412

Residential REITs – 0.2%
189,691	American Homes 4 Rent Class A	6,724,546
1,193	Sun Communities, Inc.	155,639

		6,880,185

Retail REITs – 0.0%
14,300	Brixmor Property Group, Inc.	314,600
8,300	NNN REIT, Inc.	355,157
1	Realty Income Corp.	60
6,400	Spirit Realty Capital, Inc.	252,032

		921,849

Semiconductors & Semiconductor Equipment – 7.9%
149,093	Advanced Micro Devices, Inc.*	16,983,184
83,200	Analog Devices, Inc.	16,208,192
109,900	Applied Materials, Inc.	15,884,946
41,590	Broadcom, Inc.	36,076,414
356,409	Intel Corp.	11,918,317

The accompanying notes are an integral part of these financial statements.	19

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Schedule of Investments (continued) June 30, 2023 (Unaudited)

Shares	Description	Value

Common Stocks – (continued)

Semiconductors & Semiconductor Equipment – (continued)
13,953	Lam Research Corp.	$8,969,825
8,000	Lattice Semiconductor Corp.*	768,560
25,459	Marvell Technology, Inc.	1,521,939
96,200	Microchip Technology, Inc.	8,618,558
197,725	NVIDIA Corp.(b)	83,641,629
125,297	QUALCOMM, Inc.	14,915,355
137,350	Texas Instruments, Inc.(b)	24,725,747
500	Wolfspeed, Inc.*	27,795

		240,260,461

Software – 10.5%
32,673	Adobe, Inc.*	15,976,770
3,100	Alteryx, Inc. Class A*	140,740
1,600	AppLovin Corp. Class A*	41,168
9,800	Atlassian Corp. Class A*	1,644,538
8,500	Bills Holdings, Inc.*	993,225
18,633	Confluent, Inc. Class A*	657,931
20,800	Crowdstrike Holdings, Inc. Class A*	3,054,896
31,100	Datadog, Inc. Class A*	3,059,618
21,068	DocuSign, Inc.*	1,076,364
18,400	Dynatrace, Inc.*	947,048
6,000	Elastic NV*	384,720
4,900	Five9, Inc.*	404,005
8,600	HubSpot, Inc.*	4,575,974
30,520	Intuit, Inc.	13,983,959
621,125	Microsoft Corp.(b)	211,517,908
3,000	nCino, Inc.*	90,360
900	New Relic, Inc.*	58,896
187,242	Oracle Corp.	22,298,650
54,000	Palantir Technologies, Inc. Class A*	827,820
6,400	Palo Alto Networks, Inc.*	1,635,264
2,800	RingCentral, Inc. Class A*	91,644
75,236	Salesforce, Inc.*	15,894,357
14,136	SentinelOne, Inc. Class A*	213,454
21,162	ServiceNow, Inc.*	11,892,409
23,400	Smartsheet, Inc. Class A*	895,284
7,700	Splunk, Inc.*	816,893
33,972	Unity Software, Inc.*	1,475,064
300	Workday, Inc. Class A*	67,767
1,526	Zoom Video Communications, Inc. Class A*	103,585
15,700	Zscaler, Inc.*	2,296,910

		317,117,221

Specialized REITs – 1.3%
17,100	CubeSmart	763,686
15,200	Equinix, Inc.	11,915,888
41,400	Gaming & Leisure Properties, Inc.	2,006,244
3,400	Life Storage, Inc.	452,064
49,600	Public Storage	14,477,248
3,100	Rayonier, Inc.	97,340

Shares	Description	Value

Common Stocks – (continued)

Specialized REITs – (continued)
257,600	VICI Properties, Inc.	$8,096,368

		37,808,838

Specialty Retail – 2.4%
2,900	Carvana Co.*(a)	75,168
19,300	Chewy, Inc. Class A*	761,771
18,100	Dick’s Sporting Goods, Inc.	2,392,639
5,300	GameStop Corp. Class A*(a)	128,525
61,599	Lowe’s Cos., Inc.	13,902,894
9,000	Penske Automotive Group, Inc.	1,499,670
13,400	The Gap, Inc.	119,662
122,476	The Home Depot, Inc.	38,045,945
164,100	The TJX Cos., Inc.	13,914,039
2,000	Wayfair, Inc. Class A*	130,020
2,200	Williams-Sonoma, Inc.	275,308

		71,245,641

Technology Hardware, Storage & Peripherals – 7.6%
1,177,559	Apple, Inc.(b)	228,411,119
35,200	Dell Technologies, Inc. Class C	1,904,672
3,494	Pure Storage, Inc. Class A*	128,649

		230,444,440

Textiles, Apparel & Luxury Goods – 0.5%
16,200	Carter’s, Inc.	1,176,120
1,100	Deckers Outdoor Corp.*	580,426
3	Kontoor Brands, Inc.	126
2,600	Lululemon Athletica, Inc.*	984,100
96,857	NIKE, Inc. Class B	10,690,107

		13,430,879

Tobacco – 0.7%
271,063	Altria Group, Inc.	12,279,154
96,934	Philip Morris International, Inc.	9,462,697

		21,741,851

Trading Companies & Distributors – 0.4%
89,400	MSC Industrial Direct Co., Inc. Class A	8,518,032
10,499	Watsco, Inc.	4,005,054

		12,523,086

TOTAL COMMON STOCKS (Cost $2,280,605,694)		$3,060,124,843

Shares	Dividend Rate	Value

Investment Company(c) – 1.0%
Goldman Sachs Financial Square Government Fund - Institutional Shares
29,168,525	5.022%	$29,168,525
(Cost $29,168,525)

20	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM FUND

Shares	Dividend Rate	Value

Securities Lending Reinvestment Vehicle(c) – 0.0%

Goldman Sachs Financial Square Government Fund - Institutional Shares
932,070	5.022%	$932,070
(Cost $932,070)

TOTAL INVESTMENTS – 102.0% (Cost $2,310,706,289)		$3,090,225,438

LIABILITIES IN EXCESS OF OTHER ASSETS – (2.0)%		(61,667,358)

NET ASSETS – 100.0%		$3,028,558,080

The percentage shown for each investment category reflects the value of investments in that category as a percentage of net assets.

*	Non-income producing security.

(a)	All or a portion of security is on loan.

(b)	All or a portion of security is segregated as collateral for initial margin requirements on futures transactions.

(c)	Represents an affiliated Issuer.

ADDITIONAL INVESTMENT INFORMATION

FUTURES CONTRACTS — At June 30, 2023, the Fund had the following futures contracts:

Description	Number of Contracts	Expiration Date	Notional Amount	Unrealized Appreciation/ (Depreciation)

Long position contracts:
S&P 500 E-Mini Index	21	09/15/23	$4,712,663	$146,382

WRITTEN OPTIONS CONTRACTS—At June 30, 2023, the Fund had the following written options contracts:

EXCHANGE TRADED INDEX OPTIONS

Description	Exercise Price	Expiration Date	Number of Contracts	Notional Amount	Market Value	Premiums Paid (Received) by Fund	Unrealized Appreciation/ (Depreciation)

Written option contracts
Calls
S&P 500 Index	$4,250.00	07/31/2023	(955)	$(405,875,000)	$(21,353,800)	$ (9,777,987)	$(11,575,813)
S&P 500 Index	4,280.00	08/31/2023	(942)	(403,176,000)	(21,849,690)	(8,717,701)	(13,131,989)
S&P 500 Index	4,540.00	09/29/2023	(864)	(392,256,000)	(6,872,956)	(6,872,956)	—

TOTAL			(2,761)	$(1,201,307,000)	$(50,076,446)	$(25,368,644)	$(24,707,802)

Investment Abbreviations:
PLC	—Public Limited Company
REIT	—Real Estate Investment Trust

The accompanying notes are an integral part of these financial statements.	21

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Assets and Liabilities June 30, 2023 (Unaudited)

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Assets:

Investments in unaffiliated issuers, at value (cost $123,641,982 and $2,280,605,694, respectively)(a)	$148,355,093	$3,060,124,843
Investments in affiliated issuers, at value (cost $0 and $29,168,525, respectively)	—	29,168,525
Investments in securities lending reinvestment vehicle — affiliated issuer, at value (cost $0 and $932,070, respectively)	—	932,070
Cash	—	4,812,875
Foreign currencies, at value (cost $1,276,990 and $0, respectively)	1,270,663	—
Variation margin on futures contracts	2,560	55,151
Receivables:
Foreign tax reclaims	1,244,913	—
Dividends	382,044	2,415,898
Collateral on futures contracts	371,233	—
Reimbursement from investment adviser	14,979	34,567
Securities lending income	9,147	6,097
Investments sold	—	6,872,956
Fund shares sold	—	2,523,231
Other assets	44,734	88,335

Total assets	151,695,366	3,107,034,548

Liabilities:

Written option contracts, at value (premium received $1,567,689 and $25,368,644, respectively)	1,660,377	50,076,446
Due to custodian (overdraft)	578,919	—
Payables:
Management fees	99,347	1,570,923
Distribution and Service fees and Transfer Agency fees	4,422	231,598
Fund shares redeemed	3,000	1,697,238
Investments purchased	—	23,475,599
Payable upon return of securities loaned	—	932,070
Accrued expenses	352,992	492,594

Total liabilities	2,699,057	78,476,468

Net Assets:

Paid-in capital	208,030,311	2,231,038,802
Total distributable earnings (loss)	(59,034,002)	797,519,278

NET ASSETS	$148,996,309	$3,028,558,080
Net Assets:
Class A	$ 1,711,271	$ 168,056,001
Class C	168,136	74,941,960
Institutional	3,891,470	1,291,066,629
Investor	1,895,155	472,464,774
Class R6	74,673,600	329,451,087
Class P	66,656,677	692,577,629
Total Net Assets	$148,996,309	$3,028,558,080
Shares Outstanding $0.001 par value (unlimited number of shares authorized):
Class A	247,080	11,276,087
Class C	25,260	5,048,884
Institutional	574,518	86,937,895
Investor	280,760	31,789,739
Class R6	11,027,694	22,196,984
Class P	9,827,509	46,645,759
Net asset value, offering and redemption price per share:(b)
Class A	$6.93	$14.90
Class C	6.66	14.84
Institutional	6.77	14.85
Investor	6.75	14.86
Class R6	6.77	14.84
Class P	6.78	14.85

(a)	Includes loaned securities having a market value of $0 and $905,057, respectively.
(b)

Maximum public offering price per share for Class A Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds is $7.33 and $15.77, respectively. At redemption, Class C Shares may be subject to a contingent deferred sales charge assessed on the amount equal to the lesser of the current NAV or the original purchase price of the shares.

22	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Operations For the Six Months Ended June 30, 2023 (Unaudited)

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Investment Income:

Dividends — unaffiliated issuers (net of tax withholding of $581,574 and $1,854, respectively)	$ 4,673,199	$ 32,790,703

Securities lending income — affiliated issuers	13,180	7,673

Dividends — affiliated issuers	6,700	1,042,859

Total investment income	4,693,079	33,841,235

Expenses:

Management fees	593,488	9,796,212

Professional fees	59,342	47,876

Registration fees	40,254	85,109

Transfer Agency fees(a)	24,541	915,683

Custody, accounting and administrative services	18,336	85,096

Trustee fees	13,282	15,479

Printing and mailing costs	11,215	20,701

Distribution and Service (12b-1) fees(a)	2,800	469,071

Service fees — Class C	248	91,183

Other	25,493	32,026

Total expenses	788,999	11,558,436

Less — expense reductions	(136,664)	(949,456)

Net expenses	652,335	10,608,980

NET INVESTMENT INCOME	4,040,744	23,232,255

Realized and unrealized gain (loss):

Net realized gain (loss) from:

Investments — unaffiliated issuers	(1,140,798)	24,679,060

Futures contracts	189,747	4,247,960

Written options	(2,716,904)	4,115,215

Foreign currency transactions	23,712	—

Net change in unrealized gain (loss) on:

Investments — unaffiliated issuers	11,832,716	368,173,835

Futures contracts	94,796	(26,708)

Written options	(518,984)	(39,654,561)

Foreign currency translation	(14,904)	—

Net realized and unrealized gain	7,749,381	361,534,801

NET INCREASE IN NET ASSETS RESULTING FROM OPERATIONS	$11,790,125	$384,767,056

(a)	Class specific Distribution and/or Service (12b-1) and Transfer Agency fees were as follows:

	Distribution and/or Service (12b-1) Fees		Transfer Agency Fees

Fund	Class A	Class C	Class A	Class C	Institutional	Investor	Class R6	Class P

International Equity Dividend and Premium	$ 2,056	$ 744	$1,316	$159	$763	$1,441	$10,856	$10,006

U.S. Equity Dividend and Premium	195,523	273,548	125,135	58,357	237,338	350,624	47,581	96,648

The accompanying notes are an integral part of these financial statements.	23

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statements of Changes in Net Assets

	International Equity Dividend and Premium Fund		U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022	For the Six Months Ended June 30, 2023 (Unaudited)	For the Fiscal Year Ended December 31, 2022

From operations:

Net investment income	$ 4,040,744	$ 6,045,532	$ 23,232,255	$ 40,909,114

Net realized gain (loss)	(3,644,243)	2,132,278	33,042,235	149,068,335

Net change in unrealized gain (loss)	11,393,624	(26,626,375)	328,492,566	(647,221,180)

Net increase (decrease) in net assets resulting from operations	11,790,125	(18,448,565)	384,767,056	(457,243,731)

Distributions to shareholders:

From distributable earnings:

Class A Shares	(40,827)	(62,268)	(1,056,560)	(9,916,912)

Class C Shares	(3,580)	(6,815)	(225,145)	(4,274,456)

Institutional Shares	(102,373)	(148,489)	(9,993,757)	(76,955,281)

Investor Shares	(48,651)	(74,939)	(3,513,552)	(28,036,804)

Class R6 Shares	(1,937,819)	(2,968,445)	(2,664,510)	(21,283,391)

Class P Shares	(1,746,399)	(2,608,753)	(5,433,120)	(40,415,122)

Return of capital:

Class A Shares	—	(8,180)	—	—

Class C Shares	—	(895)	—	—

Institutional Shares	—	(19,506)	—	—

Investor Shares	—	(9,844)	—	—

Class R6 Shares	—	(389,942)	—	—

Class P Shares	—	(342,692)	—	—

Total distributions to shareholders	(3,879,649)	(6,640,768)	(22,886,644)	(180,881,966)

From share transactions:

Proceeds from sales of shares	3,099,594	14,582,923	272,786,658	648,905,775

Reinvestment of distributions	3,843,560	6,561,948	21,052,959	164,922,109

Cost of shares redeemed	(6,303,596)	(40,689,520)	(292,904,077)	(646,012,765)

Net increase (decrease) in net assets resulting from share transactions	639,558	(19,544,649)	935,540	167,815,119

TOTAL INCREASE (DECREASE)	8,550,034	(44,633,982)	362,815,952	(470,310,578)

Net assets:

Beginning of period	140,446,275	185,080,257	2,665,742,128	3,136,052,706

End of period	$148,996,309	$140,446,275	$3,028,558,080	$2,665,742,128

24	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund

	Class A Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$6.55		$7.59	$7.16	$7.28	$6.55	$7.76

Net investment income (a)	0.18		0.24	0.21	0.15	0.20	0.20

Net realized and unrealized gain (loss)	0.37		(1.02)	0.42	(0.11)	0.73	(1.22)

Total from investment operations	0.55		(0.78)	0.63	0.04	0.93	(1.02)

Distributions to shareholders from net investment income	(0.17)		(0.23)	(0.20)	(0.16)	(0.20)	(0.19)

Distributions to shareholders from return of capital	—		(0.03)	—	— (b)	—	—

Total distributions	(0.17)		(0.26)	(0.20)	(0.16)	(0.20)	(0.19)

Net asset value, end of period	$6.93		$6.55	$7.59	$7.16	$7.28	$6.55

Total return(c)	8.57%		(10.29)%	8.94%	0.93%	14.42%	(13.34)%

Net assets, end of period (in 000s)	$1,711		$1,576	$2,170	$2,050	$2,424	$2,232

Ratio of net expenses to average net assets	1.22	%(d)	1.23%	1.23%	1.27%	1.33%	1.34%

Ratio of total expenses to average net assets	1.45	%(d)	1.58%	1.39%	1.48%	1.44%	1.38%

Ratio of net investment income to average net assets	5.17	%(d)	3.63%	2.85%	2.39%	2.86%	2.71%

Portfolio turnover rate(e)	10%		26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	25

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund

	Class C Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$6.30		$7.32	$6.90	$7.02	$6.32	$7.48

Net investment income(a)	0.15		0.18	0.14	0.10	0.14	0.16

Net realized and unrealized gain (loss)	0.35		(0.98)	0.42	(0.11)	0.71	(1.20)

Total from investment operations	0.50		(0.80)	0.56	(0.01)	0.85	(1.04)

Distributions to shareholders from net investment income	(0.14)		(0.20)	(0.14)	(0.11)	(0.15)	(0.12)

Distributions to shareholders from return of capital	—		(0.02)	—	— (b)	—	—

Total distributions	(0.14)		(0.22)	(0.14)	(0.11)	(0.15)	(0.12)

Net asset value, end of period	$6.66		$6.30	$7.32	$6.90	$7.02	$6.32

Total return(c)	8.16%		(10.99)%	8.22%	0.18%	13.54%	(14.01)%

Net assets, end of period (in 000s)	$168		$206	$362	$621	$815	$1,252

Ratio of net expenses to average net assets	1.97	%(d)	1.98%	1.98%	2.02%	2.08%	2.09%

Ratio of total expenses to average net assets	2.20	%(d)	2.33%	2.16%	2.23%	2.19%	2.11%

Ratio of net investment income to average net assets	4.45	%(d)	2.77%	1.91%	1.63%	2.11%	2.24%

Portfolio turnover rate(e)	10%		26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

26	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund

	Institutional Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$6.41		$7.43	$7.01	$7.14	$6.42	$7.62

Net investment income(a)	0.19		0.25	0.24	0.16	0.22	0.31

Net realized and unrealized gain (loss)	0.35		(1.00)	0.41	(0.10)	0.73	(1.29)

Total from investment operations	0.54		(0.75)	0.65	0.06	0.95	(0.98)

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.23)	(0.19)	(0.23)	(0.22)

Distributions to shareholders from return of capital	—		(0.03)	—	— (b)	—	—

Total distributions	(0.18)		(0.27)	(0.23)	(0.19)	(0.23)	(0.22)

Net asset value, end of period	$6.77		$6.41	$7.43	$7.01	$7.14	$6.42

Total return(c)	8.62%		(9.99)%	9.38%	1.18%	14.82%	(12.96)%

Net assets, end of period (in 000s)	$3,891		$3,391	$4,417	$4,897	$12,005	$15,696

Ratio of net expenses to average net assets	0.89	%(d)	0.89%	0.89%	0.92%	0.95%	0.95%

Ratio of total expenses to average net assets	1.08	%(d)	1.21%	1.04%	1.10%	1.06%	0.95%

Ratio of net investment income to average net assets	5.57	%(d)	3.90%	3.19%	2.51%	3.28%	4.12%

Portfolio turnover rate(e)	10%		26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	27

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund

	Investor Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$6.39		$7.41	$7.00	$7.12	$6.41	$7.60

Net investment income(a)	0.18		0.25	0.23	0.15	0.21	0.20

Net realized and unrealized gain (loss)	0.36		(1.00)	0.40	(0.09)	0.72	(1.18)

Total from investment operations	0.54		(0.75)	0.63	0.06	0.93	(0.98)

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.22)	(0.18)	(0.22)	(0.21)

Distributions to shareholders from return of capital	—		(0.03)	—	— (b)	—	—

Total distributions	(0.18)		(0.27)	(0.22)	(0.18)	(0.22)	(0.21)

Net asset value, end of period	$6.75		$6.39	$7.41	$7.00	$7.12	$6.41

Total return(c)	8.61%		(10.09)%	9.15%	1.20%	14.71%	(13.10)%

Net assets, end of period (in 000s)	$1,895		$1,362	$5,313	$4,288	$8,915	$8,207

Ratio of net expenses to average net assets	0.97	%(d)	0.98%	0.98%	1.03%	1.08%	1.09%

Ratio of total expenses to average net assets	1.20	%(d)	1.33%	1.14%	1.23%	1.19%	1.14%

Ratio of net investment income to average net assets	5.41	%(d)	3.81%	3.09%	2.39%	3.14%	2.76%

Portfolio turnover rate(e)	10%		26%	17%	34%	9%	14%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

28	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund

	Class R6 Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.41		$7.43	$7.01	$7.13	$6.42	$7.60

Net investment income(b)	0.19		0.25	0.23	0.17	0.22	0.08

Net realized and unrealized gain (loss)	0.35		(1.00)	0.42	(0.10)	0.72	(1.07)

Total from investment operations	0.54		(0.75)	0.65	0.07	0.94	(0.99)

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.23)	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—		(0.03)	—	— (c)	—	—

Total distributions	(0.18)		(0.27)	(0.23)	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$6.77		$6.41	$7.43	$7.01	$7.13	$6.42

Total return(d)	8.63%		(9.99)%	9.38%	1.34%	14.85%	(13.25)%

Net assets, end of period (in 000s)	$74,674		$68,864	$91,208	$102,041	$136,241	$125,311

Ratio of net expenses to average net assets	0.88	%(e)	0.88%	0.88%	0.90%	0.94%	0.93	%(e)

Ratio of total expenses to average net assets	1.07	%(e)	1.20%	1.02%	1.10%	1.05%	1.03	%(e)

Ratio of net investment income to average net assets	5.53	%(e)	3.90%	3.14%	2.70%	3.23%	1.81	%(e)

Portfolio turnover rate(f)	10%		26%	17%	34%	9%	14%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	29

GOLDMAN SACHS INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs International Equity Dividend and Premium Fund

	Class P Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$6.42		$7.44	$7.02	$7.14	$6.43	$7.71

Net investment income(b)	0.19		0.25	0.23	0.17	0.22	0.09

Net realized and unrealized gain (loss)	0.35		(1.00)	0.42	(0.10)	0.72	(1.18)

Total from investment operations	0.54		(0.75)	0.65	0.07	0.94	(1.09)

Distributions to shareholders from net investment income	(0.18)		(0.24)	(0.23)	(0.19)	(0.23)	(0.19)

Distributions to shareholders from return of capital	—		(0.03)	—	— (c)	—	—

Total distributions	(0.18)		(0.27)	(0.23)	(0.19)	(0.23)	(0.19)

Net asset value, end of period	$6.78		$6.42	$7.44	$7.02	$7.14	$6.43

Total return(d)	8.61%		(9.97)%	9.37%	1.33%	14.83%	(14.35)%

Net assets, end of period (in 000s)	$66,657		$65,048	$81,611	$86,949	$138,381	$162,129

Ratio of net expenses to average net assets	0.88	%(e)	0.88%	0.88%	0.90%	0.94%	0.93	%(e)

Ratio of total expenses to average net assets	1.07	%(e)	1.20%	1.02%	1.10%	1.05%	1.03	%(e)

Ratio of net investment income to average net assets	5.51	%(e)	3.88%	3.17%	2.67%	3.26%	1.81	%(e)

Portfolio turnover rate(f)	10%		26%	17%	34%	9%	14%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

30	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM

Financial Highlights Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class A Shares
	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.12		$16.43	$14.20	$13.38	$11.46	$13.16

Net investment income (a)	0.10		0.17	0.15	0.18	0.21	0.21

Net realized and unrealized gain (loss)	1.77		(2.59)	3.01	1.61	2.57	(1.05)

Total from investment operations	1.87		(2.42)	3.16	1.79	2.78	(0.84)

Distributions to shareholders from net investment income	(0.09)		(0.17)	(0.15)	(0.19)	(0.21)	(0.22)

Distributions to shareholders from net realized gains	—		(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—		—	—	— (b)	—	—

Total distributions	(0.09)		(0.89)	(0.93)	(0.97)	(0.86)	(0.86)

Net asset value, end of period	$14.90		$13.12	$16.43	$14.20	$13.38	$11.46

Total return(c)	14.32%		(14.84)%	22.42%	13.62%	24.62%	(6.63)%

Net assets, end of period (in 000s)	$168,056		$151,973	$183,895	$135,937	$195,689	$187,524

Ratio of net expenses to average net assets	1.03	%(d)	1.05%	1.06%	1.09%	1.12%	1.12%

Ratio of total expenses to average net assets	1.13	%(d)	1.14%	1.13%	1.15%	1.16%	1.15%

Ratio of net investment income to average net assets	1.37	%(d)	1.18%	0.97%	1.41%	1.65%	1.61%

Portfolio turnover rate(e)	13%		38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	31

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class C Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.07		$16.36	$14.14	$13.33	$11.41	$13.11

Net investment income(a)	0.04		0.06	0.04	0.08	0.12	0.11

Net realized and unrealized gain (loss)	1.77		(2.57)	2.99	1.60	2.57	(1.05)

Total from investment operations	1.81		(2.51)	3.03	1.68	2.69	(0.94)

Distributions to shareholders from net investment income	(0.04)		(0.06)	(0.03)	(0.09)	(0.12)	(0.12)

Distributions to shareholders from net realized gains	—		(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—		—	—	— (b)	—	—

Total distributions	(0.04)		(0.78)	(0.81)	(0.87)	(0.77)	(0.76)

Net asset value, end of period	$14.84		$13.07	$16.36	$14.14	$13.33	$11.41

Total return(c)	13.89%		(15.48)%	21.48%	12.83%	23.72%	(7.38)%

Net assets, end of period (in 000s)	$74,942		$72,831	$109,023	$118,819	$141,029	$139,580

Ratio of net expenses to average net assets	1.78	%(d)	1.80%	1.81%	1.84%	1.87%	1.87%

Ratio of total expenses to average net assets	1.88	%(d)	1.89%	1.88%	1.90%	1.91%	1.90%

Ratio of net investment income to average net assets	0.63	%(d)	0.42%	0.23%	0.64%	0.90%	0.86%

Portfolio turnover rate(e)	13%		38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

32	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Institutional Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.08		$16.37	$14.16	$13.35	$11.43	$13.13

Net investment income(a)	0.12		0.22	0.21	0.23	0.26	0.27

Net realized and unrealized gain (loss)	1.77		(2.57)	2.99	1.60	2.57	(1.06)

Total from investment operations	1.89		(2.35)	3.20	1.83	2.83	(0.79)

Distributions to shareholders from net investment income	(0.12)		(0.22)	(0.21)	(0.24)	(0.26)	(0.27)

Distributions to shareholders from net realized gains	—		(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—		—	—	— (b)	—	—

Total distributions	(0.12)		(0.94)	(0.99)	(1.02)	(0.91)	(0.91)

Net asset value, end of period	$14.85		$13.08	$16.37	$14.16	$13.35	$11.43

Total return(c)	14.46%		(14.53)%	22.82%	14.12%	25.06%	(6.28)%

Net assets, end of period (in 000s)	$1,291,067		$1,122,307	$1,329,450	$1,252,383	$1,242,858	$1,106,179

Ratio of net expenses to average net assets	0.70	%(d)	0.71%	0.71%	0.72%	0.75%	0.74%

Ratio of total expenses to average net assets	0.76	%(d)	0.77%	0.76%	0.78%	0.77%	0.76%

Ratio of net investment income to average net assets	1.71	%(d)	1.52%	1.33%	1.73%	2.02%	2.01%

Portfolio turnover rate(e)	13%		38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	33

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Investor Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,
			2022	2021	2020	2019	2018

Per Share Data

Net asset value, beginning of period	$13.09		$16.38	$14.17	$13.36	$11.44	$13.14

Net investment income(a)	0.11		0.21	0.19	0.21	0.25	0.25

Net realized and unrealized gain (loss)	1.77		(2.57)	2.99	1.60	2.57	(1.06)

Total from investment operations	1.88		(2.36)	3.18	1.81	2.82	(0.81)

Distributions to shareholders from net investment income	(0.11)		(0.21)	(0.19)	(0.22)	(0.25)	(0.25)

Distributions to shareholders from net realized gains	—		(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—		—	—	— (b)	—	—

Total distributions	(0.11)		(0.93)	(0.97)	(1.00)	(0.90)	(0.89)

Net asset value, end of period	$14.86		$13.09	$16.38	$14.17	$13.36	$11.44

Total return(c)	14.41%		(14.60)%	22.78%	13.90%	25.00%	(6.47)%

Net assets, end of period (in 000s)	$472,465		$409,319	$473,054	$402,711	$468,254	$432,136

Ratio of net expenses to average net assets	0.78	%(d)	0.80%	0.81%	0.83%	0.87%	0.87%

Ratio of total expenses to average net assets	0.88	%(d)	0.89%	0.88%	0.90%	0.91%	0.90%

Ratio of net investment income to average net assets	1.63	%(d)	1.44%	1.23%	1.64%	1.90%	1.86%

Portfolio turnover rate(e)	13%		38%	19%	39%	26%	37%

(a)	Calculated based on the average shares outstanding methodology.
(b)	Amount is less than $0.005 per share.
(c)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(d)	Annualized.
(e)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

34	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class R6 Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended December 31, 2018(a)
			2022	2021	2020	2019

Per Share Data

Net asset value, beginning of period	$13.07		$16.36	$14.15	$13.34	$11.42	$12.84

Net investment income(b)	0.12		0.22	0.21	0.23	0.26	0.17

Net realized and unrealized gain (loss)	1.77		(2.57)	2.99	1.60	2.57	(0.75)

Total from investment operations	1.89		(2.35)	3.20	1.83	2.83	(0.58)

Distributions to shareholders from net investment income	(0.12)		(0.22)	(0.21)	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	—		(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—		—	—	— (c)	—	—

Total distributions	(0.12)		(0.94)	(0.99)	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$14.84		$13.07	$16.36	$14.15	$13.34	$11.42

Total return(d)	14.48%		(14.53)%	22.85%	14.13%	25.09%	(4.78)%

Net assets, end of period (in 000s)	$329,451		$304,083	$336,827	$208,584	$275,973	$252,381

Ratio of net expenses to average net assets	0.69	%(e)	0.70%	0.70%	0.72%	0.74%	0.73	%(e)

Ratio of total expenses to average net assets	0.75	%(e)	0.76%	0.75%	0.77%	0.76%	0.76	%(e)

Ratio of net investment income to average net assets	1.71	%(e)	1.54%	1.33%	1.77%	2.03%	1.91	%(e)

Portfolio turnover rate(f)	13%		38%	19%	39%	26%	37%

(a)	Commenced operations on April 30, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

The accompanying notes are an integral part of these financial statements.	35

GOLDMAN SACHS U.S. EQUITY DIVIDEND AND PREMIUM

Financial Highlights (continued) Selected Share Data for a Share Outstanding Throughout Each Period

	Goldman Sachs U.S. Equity Dividend and Premium Fund

	Class P Shares

	Six Months Ended June 30, 2023 (Unaudited)		Year Ended December 31,				Period Ended
			2022	2021	2020	2019	December 31, 2018(a)

Per Share Data

Net asset value, beginning of period	$13.07		$16.37	$14.15	$13.34	$11.43	$13.12

Net investment income(b)	0.12		0.22	0.21	0.23	0.26	0.18

Net realized and unrealized gain (loss)	1.78		(2.58)	3.00	1.60	2.56	(1.03)

Total from investment operations	1.90		(2.36)	3.21	1.83	2.82	(0.85)

Distributions to shareholders from net investment income	(0.12)		(0.22)	(0.21)	(0.24)	(0.26)	(0.20)

Distributions to shareholders from net realized gains	—		(0.72)	(0.78)	(0.78)	(0.65)	(0.64)

Distributions to shareholders from return of capital	—		—	—	— (c)	—	—

Total distributions	(0.12)		(0.94)	(0.99)	(1.02)	(0.91)	(0.84)

Net asset value, end of period	$14.85		$13.07	$16.37	$14.15	$13.34	$11.43

Total return(d)	14.55%		(14.59)%	22.93%	14.05%	25.07%	(6.73)%

Net assets, end of period (in 000s)	$692,578		$605,229	$703,803	$593,220	$679,431	$648,424

Ratio of net expenses to average net assets	0.69	%(e)	0.70%	0.70%	0.72%	0.74%	0.73	%(e)

Ratio of total expenses to average net assets	0.75	%(e)	0.76%	0.75%	0.77%	0.76%	0.76	%(e)

Ratio of net investment income to average net assets	1.71	%(e)	1.53%	1.34%	1.76%	2.03%	1.93	%(e)

Portfolio turnover rate(f)	13%		38%	19%	39%	26%	37%

(a)	Class P Shares commenced operations on April 17, 2018.
(b)	Calculated based on the average shares outstanding methodology.
(c)	Amount is less than $0.005 per share.
(d)

Assumes investment at the net asset value at the beginning of the period, reinvestment of all distributions, a complete redemption of the investment at the net asset value at the end of the period and no sales or redemption charges (if any). Total returns would be reduced if a sales or redemption charge was taken into account. Returns do not reflect the impact of taxes to shareholders relating to Fund distributions or the redemption of Fund shares. Total returns for periods less than one full year are not annualized.

(e)	Annualized.
(f)

The Fund’s portfolio turnover rate is calculated in accordance with regulatory requirements, without regard to transactions involving short term investments and certain derivatives. If such transactions were included, the Fund’s portfolio turnover rate may be higher.

36	The accompanying notes are an integral part of these financial statements.

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements June 30, 2023 (Unaudited)

1. ORGANIZATION

Goldman Sachs Trust (the “Trust”) is a Delaware statutory trust registered under the Investment Company Act of 1940, as amended (the “Act”), as an open-end management investment company. The following table lists those series of the Trust that are included in this report (collectively, the “Funds” or individually a “Fund”), along with their corresponding share classes and respective diversification status under the Act:

Fund	Share Classes Offered	Diversified/ Non-diversified

International Equity Dividend and Premium and U.S. Equity Dividend and Premium	A, C, Institutional, Investor, R6 and P	Diversified

Class A Shares are sold with a front-end sales charge of up to 5.50%. Class C Shares are sold with a contingent deferred sales charge (“CDSC”) of 1.00%, which is imposed on redemptions made within 12 months of purchase. Institutional, Investor, Class R6 and Class P Shares are not subject to a sales charge.

Goldman Sachs Asset Management, L.P. (“GSAM”), an affiliate of Goldman Sachs & Co. LLC (“Goldman Sachs”), serves as investment adviser to the Funds pursuant to a management agreement (the “Agreement”) with the Trust.

2. SIGNIFICANT ACCOUNTING POLICIES

The financial statements have been prepared in accordance with accounting principles generally accepted in the United States of America (“GAAP”) and require management to make estimates and assumptions that may affect the reported amounts and disclosures. Actual results may differ from those estimates and assumptions. Each Fund is an investment company under GAAP and follows the accounting and reporting guidance applicable to investment companies.

A.  Investment Valuation — The Funds’ valuation policy is to value investments at fair value.

B.  Investment Income and Investments — Investment income includes interest income, dividend income, and securities lending income, if any. Interest income is accrued daily and adjusted for amortization of premiums and accretion of discounts. Dividend income is recognized on ex-dividend date or, for certain foreign securities, as soon as such information is obtained subsequent to the ex-dividend date. Non-cash dividends, if any, are recorded at the fair market value of the securities received. Investment transactions are reflected on trade date. Realized gains and losses are calculated using identified cost. Investment transactions are recorded on the following business day for daily net asset value (“NAV”) calculations. Investment income is recorded net of any foreign withholding taxes, less any amounts reclaimable. The Funds may file withholding tax reclaims in certain jurisdictions to recover a portion of amounts previously withheld. These reclaims, if any, are recorded when the amount is known and there are no significant uncertainties on collectability. Such amounts recovered, if any, are reflected as other income in the Statements of Operations. Any foreign capital gains tax is accrued daily based upon net unrealized gains, and is payable upon sale of such investments. Distributions received from the Funds’ investments in U.S. real estate investment trusts (“REITs”) may be characterized as ordinary income, net capital gain and/or a return of capital. A return of capital is recorded by the Funds as a reduction to the cost basis of the REIT.

For derivative contracts, unrealized gains and losses are recorded daily and become realized gains and losses upon disposition or termination of the contract.

C.  Class Allocations and Expenses — Investment income, realized and unrealized gain (loss), if any, and non-class specific expenses of each Fund are allocated daily based upon the proportion of net assets of each class. Non-class specific expenses directly incurred by a Fund are charged to that Fund, while such expenses incurred by the Trust are allocated across the applicable Funds on a straight-line and/or pro-rata basis depending upon the nature of the expenses. Class specific expenses, where applicable, are borne by the respective share classes and include Distribution and Service, Transfer Agency and Service fees.

37

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

2. SIGNIFICANT ACCOUNTING POLICIES (continued)

D.  Federal Taxes and Distributions to Shareholders — It is each Fund’s policy to comply with the requirements of the Internal Revenue Code of 1986, as amended (the “Code”), applicable to regulated investment companies and to distribute each year substantially all of its investment company taxable income and capital gains to its shareholders. Accordingly, each Fund is not required to make any provisions for the payment of federal income tax. Distributions to shareholders are recorded on the ex-dividend date. Income and capital gains distributions, if any, are declared and paid according to the following schedule:

Fund	Income Distributions Declared/Paid	Capital Gains Distributions Declared/Paid

International Equity Dividend and Premium, U.S. Equity Dividend and Premium	Quarterly	Annually

Net capital losses, if any, are carried forward to future fiscal years and may be used to the extent allowed by the Code to offset any future capital gains. Losses that are carried forward will retain their character as either short-term or long-term capital losses. Utilization of capital loss carryforwards will reduce the requirement of future capital gains distributions.

The characterization of distributions to shareholders for financial reporting purposes is determined in accordance with federal income tax rules, which may differ from GAAP. The source of each Fund’s distributions may be shown in the accompanying financial statements as either from distributable earnings or capital. Certain components of the Funds’ net assets on the Statements of Assets and Liabilities reflect permanent GAAP/tax differences based on the appropriate tax character.

E.  Foreign Currency Translation — The accounting records and reporting currency of a Fund are maintained in U.S. dollars. Assets and liabilities denominated in foreign currencies are translated into U.S. dollars using the current exchange rates at the close of each business day. The effect of changes in foreign currency exchange rates on investments is included within net realized and unrealized gain (loss) on investments. Changes in the value of other assets and liabilities as a result of fluctuations in foreign exchange rates are included in the Statements of Operations within net change in unrealized gain (loss) on foreign currency translation. Transactions denominated in foreign currencies are translated into U.S. dollars on the date the transaction occurred, the effects of which are included within net realized gain (loss) on foreign currency transactions.

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS

U.S. GAAP defines the fair value of a financial instrument as the amount that would be received to sell an asset or paid to transfer a liability in an orderly transaction between market participants at the measurement date (i.e., the exit price); the Funds’ policy is to use the market approach. GAAP establishes a fair value hierarchy that prioritizes the inputs to valuation techniques used to measure fair value. The hierarchy gives the highest priority to unadjusted quoted prices in active markets for identical assets or liabilities (Level 1 measurements) and the lowest priority to unobservable inputs (Level 3 measurements). The level in the fair value hierarchy within which the fair value measurement in its entirety falls shall be determined based on the lowest level input that is significant to the fair value measurement in its entirety. The levels used for classifying investments are not necessarily an indication of the risk associated with investing in these investments. The three levels of the fair value hierarchy are described below:

Level 1 — Unadjusted quoted prices in active markets that are accessible at the measurement date for identical, unrestricted assets or liabilities;

Level 2 — Quoted prices in markets that are not active or financial instruments for which significant inputs are observable (including, but not limited to, quoted prices for similar investments, interest rates, foreign exchange rates, volatility and credit spreads), either directly or indirectly;

Level 3 — Prices or valuations that require significant unobservable inputs (including GSAM’s assumptions in determining fair value measurement).

The Board of Trustees (“Trustees”) has approved Valuation Procedures that govern the valuation of the portfolio investments held by the Funds, including investments for which market quotations are not readily available. With respect to the Funds’ investments that do not have readily available market quotations, the Trustees have designated the Adviser as the valuation designee to perform

38

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

fair valuations pursuant to Rule 2a-5 under the Investment Company Act of 1940 (the “Valuation Designee”). GSAM has day-to-day responsibility for implementing and maintaining internal controls and procedures related to the valuation of the Funds’ investments. To assess the continuing appropriateness of pricing sources and methodologies, GSAM regularly performs price verification procedures and issues challenges as necessary to third party pricing vendors or brokers, and any differences are reviewed in accordance with the Valuation Procedures.

A.  Level 1 and Level 2 Fair Value Investments — The valuation techniques and significant inputs used in determining the fair values for investments classified as Level 1 and Level 2 are as follows:

Equity Securities — Equity securities traded on a United States (“U.S.”) securities exchange or the NASDAQ system, or those located on certain foreign exchanges, including but not limited to the Americas, are valued daily at their last sale price or official closing price on the principal exchange or system on which they are traded. If there is no sale or official closing price or such price is believed by GSAM to not represent fair value, equity securities will be valued at the valid closing bid price for long positions and at the valid closing ask price for short positions (i.e. where there is sufficient volume, during normal exchange trading hours). If no valid bid/ask price is available, the equity security will be valued pursuant to the Valuation Procedures and consistent with applicable regulatory guidance. To the extent these investments are actively traded, they are classified as Level 1 of the fair value hierarchy, otherwise they are generally classified as Level 2. Certain equity securities containing unique attributes may be classified as Level 2.

Unlisted equity securities for which market quotations are available are valued at the last sale price on the valuation date, or if no sale occurs, at the last bid price for long positions or the last ask price for short positions, and are generally classified as Level 2. Securities traded on certain foreign securities exchanges are valued daily at fair value determined by an independent fair value service (if available) under the Valuation Procedures and consistent with applicable regulatory guidance. The independent fair value service takes into account multiple factors including, but not limited to, movements in the securities markets, certain depositary receipts, futures contracts and foreign currency exchange rates that have occurred subsequent to the close of the foreign securities exchange. These investments are generally classified as Level 2 of the fair value hierarchy.

Money Market Funds — Investments in the Goldman Sachs Financial Square Government Fund (“Underlying Money Market Fund”) are valued at the NAV per share of the Institutional Share class on the day of valuation. These investments are generally classified as Level 1 of the fair value hierarchy. For information regarding the Underlying Money Market Fund’s accounting policies and investment holdings, please see the Underlying Money Market Fund’s shareholder report.

Derivative Contracts — A derivative is an instrument whose value is derived from underlying assets, indices, reference rates or a combination of these factors. A Fund enters into derivative transactions to hedge against changes in interest rates, securities prices, and/or currency exchange rates, to increase total return, or to gain access to certain markets or attain exposure to other underliers. For financial reporting purposes, cash collateral that has been pledged to cover obligations of a Fund and cash collateral received, if any, is reported separately on the Statements of Assets and Liabilities as either due to broker/receivable for collateral on certain derivative contracts. Non-cash collateral pledged by a Fund, if any, is noted in the Schedules of Investments.

Exchange-traded derivatives, including futures and options contracts, are generally valued at the last sale or settlement price on the exchange where they are principally traded. Exchange-traded options without settlement prices are generally valued at the midpoint of the bid and ask prices on the exchange where they are principally traded (or, in the absence of two-way trading, at the last bid price for long positions and the last ask price for short positions). Exchange-traded derivatives typically fall within Level 1 of the fair value hierarchy. Over-the-counter (“OTC”) and centrally cleared derivatives are valued using market transactions and other market evidence, including market-based inputs to models, calibration to market-clearing transactions, broker or dealer quotations, or other alternative pricing sources. Where models are used, the selection of a particular model to value OTC and centrally cleared derivatives depends upon the contractual terms of, and specific risks inherent in, the instrument, as well as the availability of pricing information in the market. Valuation models require a variety of inputs, including contractual terms, market prices, yield curves, credit curves, measures of volatility, voluntary and involuntary prepayment rates, loss severity rates and correlations of such inputs. For OTC and centrally cleared derivatives that trade in liquid markets, model inputs can generally be

39

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

verified and model selection does not involve significant management judgment. OTC and centrally cleared derivatives are classified within Level 2 of the fair value hierarchy when significant inputs are corroborated by market evidence.

i.  Futures Contracts — Futures contracts are contracts to buy or sell a standardized quantity of a specified commodity or security. Upon entering into a futures contract, a Fund deposits cash or securities in an account on behalf of the broker in an amount sufficient to meet the initial margin requirement. Subsequent payments are made or received by a Fund equal to the daily change in the contract value and are recorded as variation margin receivable or payable with a corresponding offset to unrealized gains or losses.

ii.  Options — When a Fund writes call or put options, an amount equal to the premium received is recorded as a liability and is subsequently marked-to-market to reflect the current value of the option written. Swaptions are options on swap contracts.

Upon the purchase of a call option or a put option by a Fund, the premium paid is recorded as an investment and subsequently marked-to-market to reflect the current value of the option. Certain options may be purchased with premiums to be determined on a future date. The premiums for these options are based upon implied volatility parameters at specified terms.

B.  Level 3 Fair Value Investments — To the extent that significant inputs to valuation models and other alternative pricing sources are unobservable, or if quotations are not readily available, or if GSAM believes that such quotations do not accurately reflect fair value, the fair value of a Fund’s investments may be determined under the Valuation Procedures. GSAM, consistent with its procedures and applicable regulatory guidance, may make an adjustment to the most recent valuation prices of either domestic or foreign securities in light of significant events to reflect what it believes to be the fair value of the securities at the time of determining a Fund’s NAV. To the extent investments are valued using single source broker quotations obtained directly from the broker or passed through from third party pricing vendors, such investments are classified as Level 3 investments.

C.  Fair Value Hierarchy — The following is a summary of the Funds’ investments and derivatives classified in the fair value hierarchy as of June 30, 2023:

INTERNATIONAL EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Asia	$256,598	$35,888,165	$—

Australia and Oceania	—	12,701,796	—

Europe	9,409,348	87,356,113	—

North America	110,914	130,936	—

Preferred Stocks	—	2,501,223	—

Total	$9,776,860	$138,578,233	$—

Derivative Type

Assets

Futures Contracts(b)	$2,565	$—	$—

Liabilities

Futures Contracts(b)	$(713)	$—	$—

Written Option Contracts	(1,660,377)	—	—

Total	$(1,661,090)	$—	$—

40

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

3. INVESTMENTS AND FAIR VALUE MEASUREMENTS (continued)

U.S. EQUITY DIVIDEND AND PREMIUM

Investment Type	Level 1	Level 2	Level 3

Assets

Common Stock and/or Other Equity Investments(a)

Europe	$111,234,495	$—	$—

North America	2,948,890,348	—	—

Securities Lending Reinvestment Vehicle	932,070	—	—

Investment Company	29,168,525	—	—

Total	$3,090,225,438	$—	$—

Derivative Type

Assets

Futures Contracts(b)	$146,382	$—	$—

Liabilities

Written Option Contracts	$(50,076,446)	$—	$—

(a)

Amounts are disclosed by continent to highlight the impact of time zone differences between local market close and the calculation of net asset value. Security valuations are based on the principal exchange or system on which they are traded, which may differ from country of domicile. The Fund utilizes fair value model prices provided by an independent fair value service for international equities, resulting in a Level 2 classification.

(b)	Amount shown represents unrealized gain (loss) at period end.

4. INVESTMENTS IN DERIVATIVES

The following tables set forth, by certain risk types, the gross value of derivative contracts (not considered to be hedging instruments for accounting disclosure purposes) as of June 30, 2023. These instruments were used as part of the Funds’ investment strategies and to obtain and/or manage exposure related to the risks below. The values in the tables below exclude the effects of cash collateral received or posted pursuant to these derivative contracts, and therefore are not representative of the Funds’ net exposure.

International Equity Dividend and Premium

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$2,565	(a)	Variation margin on futures contracts; Written options, at value	$(1,661,090	)(a)

U.S. Equity Dividend and Premium

Risk	Statements of Assets and Liabilities	Assets		Statements of Assets and Liabilities	Liabilities

Equity	Variation margin on futures contracts	$146,382	(a)	Written options, at value	$(50,076,446)

(a)

Includes unrealized gain (loss) on futures contracts described in the Additional Investment Information sections of the Schedules of Investments. Only variation margin as of June 30, 2023 is reported within the Statements of Assets and Liabilities.

The following tables set forth, by certain risk types, the Funds’ gains (losses) related to these derivatives and their indicative volumes for the six months ended June 30, 2023. These gains (losses) should be considered in the context that these derivative contracts may have been executed to create investment opportunities and/or economically hedge certain investments, and

41

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

4. INVESTMENTS IN DERIVATIVES (continued)

accordingly, certain gains (losses) on such derivative contracts may offset certain (losses) gains attributable to investments. These gains (losses) are included in “Net realized gain (loss)” or “Net change in unrealized gain (loss)” on the Statements of Operations:

International Equity Dividend and Premium

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$(2,527,157)	$(424,188)

U.S. Equity Dividend and Premium

Risk	Statement of Operations	Net Realized Gain (Loss)	Net Change in Unrealized Gain (Loss)

Equity	Net realized gain (loss) from futures contracts and written options/Net change in unrealized gain (loss) on futures contracts and written options	$8,363,175	$(39,681,269)

For the six months ended June 30, 2023, the relevant values for each derivative type were as follows:

	Average Number of Contracts or Shares/Units(a)

Fund	Futures Contracts	Written Options

International Equity Dividend and Premium	28	8,920

U.S. Equity Dividend and Premium	145	268,083

(a)

Amounts disclosed represent average number of contracts for futures contracts or shares/units outstanding for written options, based on absolute values, which is indicative of volume for this derivative type, for the months that each Fund held such derivatives during the six months ended June 30, 2023.

5. AGREEMENTS AND AFFILIATED TRANSACTIONS

A.  Management Agreement — Under the Agreement, GSAM manages the Funds, subject to the general supervision of the Trustees.

As compensation for the services rendered pursuant to the Agreement, the assumption of the expenses related thereto and administration of the Funds’ business affairs, including providing facilities, GSAM is entitled to a management fee, accrued daily and paid monthly, equal to an annual percentage rate of each Fund’s average daily net assets.

For the six months ended June 30, 2023, contractual and effective net management fees with GSAM were at the following rates:

	Contractual Management Rate

Fund	First $1 billion	Next $1 billion	Next $3 billion	Next $3 billion	Over $8 billion	Effective Rate	Effective Net Management Rate#

International Equity Dividend and Premium	0.81%	0.73%	0.69%	0.68%	0.67%	0.81%	0.81%

U.S. Equity Dividend and Premium	0.75	0.68	0.65	0.64	0.63	0.70	0.65*

#	The Effective Net Management Rate includes the impact of management fee waivers of affiliated underlying funds, if any.
*

GSAM has agreed to waive a portion of its management fee in order to achieve an effective net management fee rate of 0.64% annual percentage of the Fund’s average daily net assets. This arrangement will remain in effect through at least April 28, 2024, and prior to such date, the Investment Adviser may not terminate the arrangement without the approval of the Trustees.

42

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

The International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund invests in Institutional Shares of the Goldman Sachs Financial Square Government Fund, which is an affiliated Underlying Fund. GSAM has agreed to waive a portion of its management fee payable by the Funds in an amount equal to the management fee it earns as an investment adviser to the affiliated Underlying Fund in which the Funds invest, except those management fees it earns from the Funds’ investments of cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund. For the six months ended June 30, 2023, GSAM waived $229 and $36,181 of the management fee for the International Equity Dividend and Premium Fund and U.S. Equity Dividend and Premium Fund, respectively.

B.  Distribution and/or Service (12b-1) Plans — The Trust, on behalf of Class A Shares of each applicable Fund, has adopted a Distribution and Service Plan subject to Rule 12b-1 under the Act. Under the Distribution and Service Plan, Goldman Sachs, which serves as distributor (the “Distributor”), is entitled to a fee accrued daily and paid monthly for distribution services and personal and account maintenance services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class A Shares of the Funds, as set forth below.

The Trust, on behalf of Class C Shares of each applicable Fund, has adopted a Distribution Plan subject to Rule 12b-1 under the Act. Under the Distribution Plan, Goldman Sachs as Distributor is entitled to a fee accrued daily and paid monthly for distribution services, which may then be paid by Goldman Sachs to authorized dealers. These fees are equal to an annual percentage rate of the average daily net assets attributable to Class C Shares of the Funds, as set forth below.

	Distribution and/or Service Plan Rates

	Class A	Class C

Distribution and/or Service Plan	0.25%	0.75%

C.  Distribution Agreement — Goldman Sachs, as Distributor of the shares of the Funds pursuant to a Distribution Agreement, may retain a portion of the Class A Shares’ front end sales charge and Class C Shares’ CDSC. During the six months ended June 30, 2023, Goldman Sachs did not retain any of the Class C Shares’ CDSC. During six months ended June 30, 2023, Goldman Sachs retained the following amounts:

Front End Sales Charge

Fund	Class A

International Equity Dividend and Premium	$ 19

U.S. Equity Dividend and Premium	17,193

D.  Service Plan — The Trust, on behalf of each applicable Fund, has adopted a Service Plan to allow Class C Shares to compensate service organizations (including Goldman Sachs) for providing varying levels of personal and account maintenance services to their customers who are beneficial owners of such shares. The Service Plan provides for compensation to the service organizations equal to an annual percentage rate of 0.25% of the average daily net assets attributable to Class C Shares of the Funds.

E.  Transfer Agency Agreement — Goldman Sachs also serves as the transfer agent of the Funds for a fee pursuant to the Transfer Agency Agreement. The fees charged for such transfer agency services are accrued daily and paid monthly at annual rates as follows: 0.16% of the average daily net assets of Class A, Class C and Investor Shares; 0.03% of the average daily net assets of Class R6 and Class P Shares; and 0.04% of the average daily net assets of Institutional Shares.

Goldman Sachs has agreed to waive a portion of its transfer agency fee (a component of “Other Expenses”) equal to 0.06% and 0.04% as an annual percentage rate of the average daily net assets attributable to Class A, Class C and Investor Shares of the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds, respectively. These arrangements will remain in effect through at least April 28, 2024, and prior to such date, Goldman Sachs may not terminate the arrangements

43

GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

5. AGREEMENTS AND AFFILIATED TRANSACTIONS (continued)

without the approval of the Board of Trustees. Prior to April 28, 2023, Goldman Sachs waived its transfer agent fee equal to 0.03% of the International Equity Dividend and Premium Fund.

F.  Other Expense Agreements and Affiliated Transactions — GSAM has agreed to reduce or limit certain “Other Expenses” of the Funds (excluding acquired fund fees and expenses, transfer agency fees and expenses, service fees and shareholder administration fees (as applicable), taxes, interest, brokerage fees, expenses of shareholder meetings, litigation and indemnification, and extraordinary expenses) to the extent such expenses exceed, on an annual basis, a percentage rate of the average daily net assets of each Fund. Such Other Expense reimbursements, if any, are accrued daily and paid monthly. In addition, the Funds are not obligated to reimburse GSAM for prior fiscal year expense reimbursements, if any. The Other Expense limitations as an annual percentage rate of average daily net assets for the International Equity Dividend and Premium and U.S. Equity Dividend and Premium Funds are 0.044% and 0.004%, respectively. These Other Expense limitations will remain in place through at least April 28, 2024, and prior to such date GSAM may not terminate the arrangements without the approval of the Trustees. In addition, the Funds have entered into certain offset arrangements with the transfer agent, which may result in a reduction of the Funds’ expenses and are received irrespective of the application of the “Other Expense” limitations described above. Prior to April 28, 2023, the Other Expense limitations as an annual percentage rate of average daily net assets for the U.S. Equity Dividend and Premium Funds was 0.014%.

Goldman Sachs may voluntarily waive a portion of any payments under a Fund’s Distribution and Service Plan and Transfer Agency Agreement, and these waivers are in addition to what is stipulated in any contractual fee waiver arrangements (as applicable). These temporary waivers may be modified or terminated at any time at the option of Goldman Sachs without shareholder approval.

For the six months ended June 30, 2023, these expense reductions, including any fee waivers and Other Expense reimbursements, were as follows:

Fund	Management Fee Waiver	Transfer Agency Waivers/Credits	Other Expense Reimbursements	Total Expense Reductions

International Equity Dividend and Premium	$ 229	$ 753	$135,682	$136,664

U.S. Equity Dividend and Premium	673,193	135,717	140,546	949,456

G.  Line of Credit Facility — As of June 30, 2023, the Funds participated in a $1,110,000,000 committed, unsecured revolving line of credit facility (the “facility”) together with other funds of the Trust and certain registered investment companies having management agreements with GSAM or its affiliates. This facility is to be used for temporary emergency purposes, or to allow for an orderly liquidation of securities to meet redemption requests. The interest rate on borrowings is based on the federal funds rate. The facility also requires a fee to be paid by the Funds based on the amount of the commitment that has not been utilized. For the six months ended June 30, 2023, the Funds did not have any borrowings under the facility. Prior to April 19, 2023, the facility was $1,250,000,000.

H.  Other Transactions with Affiliates — The following table provides information about the Funds’ investments in the Goldman Sachs Financial Square Government Fund as of and for the six months ended June 30, 2023:

Fund	Underlying Fund	Beginning Value as of December 31, 2022	Purchases at Cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023	Dividend Income

International Equity Dividend and Premium	Goldman Sachs Financial Square Government Fund - Institutional Shares	$ —	$ 3,286,963	$ (3,286,963)	$ —	—	$ 6,700

U.S. Equity Dividend and Premium	Goldman Sachs Financial Square Government Fund - Institutional Shares	25,633,271	192,376,545	(188,841,291)	29,168,525	29,168,525	1,042,859

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

6. PORTFOLIO SECURITIES TRANSACTIONS

The cost of purchases and proceeds from sales and maturities of long-term securities for the six months ended June 30, 2023, were as follows:

Fund	Purchases (Excluding U.S. Government and Agency Obligations)	Sales and Maturities of (Excluding U.S. Government and Agency Obligations)

International Equity Dividend and Premium	$ 14,689,484	$ 17,454,426

U.S. Equity Dividend and Premium	423,862,962	375,016,762

7. SECURITIES LENDING

Pursuant to exemptive relief granted by the Securities and Exchange Commission (“SEC”) and the terms and conditions contained therein, the U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds may lend their securities through a securities lending agent, Goldman Sachs Agency Lending (“GSAL”), a wholly-owned subsidiary of Goldman Sachs, to certain qualified borrowers including Goldman Sachs and affiliates. In accordance with the Funds’ securities lending procedures, the Funds receive cash collateral at least equal to the market value of the securities on loan. The market value of the loaned securities is determined at the close of business of the Funds, at their last sale price or official closing price on the principal exchange or system on which they are traded, and any additional required collateral is delivered to the Funds on the next business day. As with other extensions of credit, the Funds may experience delay in the recovery of their securities or incur a loss should the borrower of the securities breach its agreement with the Funds or become insolvent at a time when the collateral is insufficient to cover the cost of repurchasing securities on loan. Dividend income received from securities on loan may not be subject to withholding taxes and therefore withholding taxes paid may differ from the amounts listed in the Statements of Operations. Loans of securities are terminable at any time and as such 1) the remaining contractual maturities of the outstanding securities lending transactions are considered to be overnight and continuous and 2) the borrower, after notice, is required to return borrowed securities within the standard time period for settlement of securities transactions.

The U.S. Equity Dividend and Premium and International Equity Dividend and Premium Funds invest the cash collateral received in connection with securities lending transactions in the Goldman Sachs Financial Square Government Fund (“Government Money Market Fund”), an affiliated series of the Goldman Sachs Trust. The Government Money Market Fund is registered under the Act as an open end investment company, is subject to Rule 2a-7 under the Act, and is managed by GSAM, for which GSAM may receive a management fee of up to 0.16% on an annualized basis of the average daily net assets of the Government Money Market Fund.

In the event of a default by a borrower with respect to any loan, GSAL will exercise any and all remedies provided under the applicable borrower agreement to make the Funds whole. These remedies include purchasing replacement securities by applying the collateral held from the defaulting broker against the purchase cost of the replacement securities. If GSAL is unable to purchase replacement securities, GSAL will indemnify the Funds by paying the Funds an amount equal to the market value of the securities loaned minus the value of cash collateral received from the borrower for the loan, subject to an exclusion for any shortfalls resulting from a loss of value in such cash collateral due to reinvestment risk. The Funds’ master netting agreements with certain borrowers provide the right, in the event of a default (including bankruptcy or insolvency), for the non-defaulting party to liquidate the collateral and calculate net exposure to the defaulting party or request additional collateral. However, in the event of a default by a borrower, a resolution authority could determine that such rights are not enforceable due to the restrictions or prohibitions against the right of set-off that may be imposed in accordance with a particular jurisdiction’s bankruptcy or insolvency laws. The Funds’ loaned securities were all subject to enforceable Securities Lending Agreements and the value of the collateral was at least equal to the value of the cash received. The amounts of the Funds’ overnight and continuous agreements, which represent the gross amounts of recognized liabilities for securities lending transactions outstanding as of December 31, 2022, are disclosed as “Payable upon return of securities loaned” on the Statements of Assets and Liabilities, where applicable.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

7. SECURITIES LENDING (continued)

Each of the Funds and GSAL received compensation relating to the lending of the Funds’ securities. The amounts earned, if any, by the Funds for the six months ended June 30, 2023, are reported under Investment Income on the Statements of Operations.

The table below details securities lending activity with affiliates of Goldman Sachs:

	For the Six Months Ended June 30, 2023		Amounts Payable to Goldman Sachs Upon Return of Securities Loaned as of June 30, 2023
Fund	Earnings of GSAL Relating to Securities Loaned	Amounts Received by the Funds from Lending to Goldman Sachs

International Equity Dividend and Premium	$ 2,021	$ 18,189	$ —

U.S. Equity Dividend and Premium	6,420	57,786	75,395

The following table provides information about the Funds’ investments in the Government Money Market Fund for the six months ended June 30, 2023:

Fund	Beginning Value as of December 31, 2022	Purchases at cost	Proceeds from Sales	Ending Value as of June 30, 2023	Shares as of June 30, 2023

International Equity Dividend and Premium	$ 44,400	$2,830,754	$(2,875,154)	$ —	—

U.S. Equity Dividend and Premium	1,348,630	5,358,109	(5,774,669)	932,070	932,070

8. TAX INFORMATION

As of the Funds’ most recent fiscal year end, December 31, 2022, the Funds’ capital loss carryforwards and certain timing differences on a tax basis were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Capital loss carryforwards:

Perpetual Short-Term	$ (8,293,249)	$ —

Perpetual Long-Term	(71,676,594)	—

Total capital loss carryforwards	(79,969,843)	—

Timing differences (Real Estate Investment Trusts/Late Year Loss Deferral and Straddle Loss Deferral)	$ (109,866)	$73,825

As of June 30, 2023, the Funds’ aggregate security unrealized gains and losses based on cost for U.S. federal income tax purposes were as follows:

	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

Tax Cost	$123,693,958	$2,327,661,128

Gross unrealized gain	34,442,483	905,812,909

Gross unrealized loss	(9,781,348)	(143,248,599)

Net unrealized gain	$ 24,661,135	$ 762,564,310

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

8. TAX INFORMATION (continued)

The difference between GAAP-basis and tax-basis unrealized gains (losses) is attributable primarily to wash sales, net mark to market gains (losses) on regulated futures and options contracts, and differences in the tax treatment of partnership investments.

GSAM has reviewed the Funds’ tax positions for all open tax years (the current and prior three years, as applicable) and has concluded that no provision for income tax is required in the Funds’ financial statements. Such open tax years remain subject to examination and adjustment by tax authorities.

9. OTHER RISKS

The Funds’ risks include, but are not limited to, the following:

Derivatives Risk — The Funds’ use of derivatives and other similar instruments (collectively referred to in this paragraph as “derivatives”) may result in loss, including due to adverse market movements. Derivatives, which may pose risks in addition to and greater than those associated with investing directly in securities, currencies or other assets and instruments, may increase market exposure and be illiquid or less liquid, volatile, difficult to price and leveraged so that small changes in the value of the underlying assets or instruments may produce disproportionate losses to the Funds. Certain derivatives are also subject to counterparty risk, which is the risk that the other party in the transaction will not, or lacks the capacity or authority to, fulfill its contractual obligations, liquidity risk, which includes the risk that the Funds will not be able to exit the derivative when it is advantageous to do so, and risks arising from margin requirements, which include the risk that the Funds will be required to pay additional margin or set aside additional collateral to maintain open derivative positions. The use of derivatives is a highly specialized activity that involves investment techniques and risks different from those associated with investments in more traditional securities and instruments. Losses from derivatives can also result from a lack of correlation between changes in the value of derivative instruments and the portfolio assets (if any) being hedged.

Dividend-Paying Investments Risk — A Fund’s investments in dividend-paying securities could cause the Fund to underperform other funds. Securities that pay dividends, as a group, can fall out of favor with the market, causing such securities to underperform securities that do not pay dividends. Depending upon market conditions and political and legislative responses to such conditions, dividend-paying securities that meet a Fund’s investment criteria may not be widely available and/or may be highly concentrated in only a few market sectors. In addition, issuers that have paid regular dividends or distributions to shareholders may not continue to do so at the same level or at all in the future. This may limit the ability of a Fund to produce current income.

Foreign and Emerging Countries Risk — Investing in foreign markets may involve special risks and considerations not typically associated with investing in the U.S. Foreign securities may be subject to risk of loss because of more or less foreign government regulation; less public information; less stringent investor protections; less stringent accounting, corporate governance, financial reporting and disclosure standards; and less economic, political and social stability in the countries in which a Fund invests. The imposition of sanctions, exchange controls (including repatriation restrictions), confiscation of assets and property, trade restrictions (including tariffs) and other government restrictions by the U.S. or other governments, or from problems in registration, settlement or custody, may also result in losses. The type and severity of sanctions and other similar measures, including counter sanctions and other retaliatory actions, that may be imposed could vary broadly in scope, and their impact is impossible to predict. For example, the imposition of sanctions and other similar measures could, among other things, cause a decline in the value and/or liquidity of securities issued by the sanctioned country or companies located in or economically tied to the sanctioned country and increase market volatility and disruption in the sanctioned country and throughout the world. Sanctions and other similar measures could limit or prevent a Fund from buying and selling securities (in the sanctioned country and other markets), significantly delay or prevent the settlement of securities transactions, and significantly impact a Fund’s liquidity and performance. Foreign risk also involves the risk of negative foreign currency exchange rate fluctuations, which may cause the value of securities denominated in such foreign currency (or other instruments through which a Fund has exposure to foreign currencies) to decline in value. Currency exchange rates may fluctuate significantly over short periods of time. To the extent that a Fund also invests in securities of issuers located in, or economically tied to, emerging markets, these risks may be more pronounced.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

9. OTHER RISKS (continued)

Foreign Custody Risk —A Fund invests in foreign securities,and as such the Fund may hold such securities and cash with foreign banks, agents, and securities depositories appointed by the Fund’s custodian (each a “Foreign Custodian”). Some foreign custodians may be recently organized or new to the foreign custody business. In some countries, Foreign Custodians may be subject to little or no regulatory oversight over, or independent evaluation of, their operations. Further, the laws of certain countries may place limitations on a Fund’s ability to recover its assets if a Foreign Custodian enters bankruptcy. Investments in emerging markets may be subject to even greater custody risks than investments in more developed markets. Custody services in emerging market countries are very often undeveloped and may be considerably less well regulated than in more developed countries, and thus may not afford the same level of investor protection as would apply in developed countries.

Investments in Other Investment Companies Risk — As a shareholder of another investment company, a Fund will indirectly bear its proportionate share of any net management fees and other expenses paid by such other investment companies, in addition to the fees and expenses regularly borne by the Fund.

Large Shareholder Transactions Risk — A Fund may experience adverse effects when certain large shareholders, such as other funds, institutional investors (including those trading by use of non-discretionary mathematical formulas), financial intermediaries (who may make investment decisions on behalf of underlying clients and/or include a Fund in their investment model), individuals, accounts and Goldman Sachs affiliates, purchase or redeem large amounts of shares of a Fund. Such large shareholder redemptions, which may occur rapidly or unexpectedly, may cause a Fund to sell portfolio securities at times when it would not otherwise do so, which may negatively impact a Fund’s NAV and liquidity. These transactions may also accelerate the realization of taxable income to shareholders if such sales of investments resulted in gains, and may also increase transaction costs. In addition, a large redemption could result in a Fund’s current expenses being allocated over a smaller asset base, leading to an increase in the Fund’s expense ratio. Similarly, large Fund share purchases may adversely affect a Fund’s performance to the extent that the Fund is delayed in investing new cash or otherwise maintains a larger cash position than it ordinarily would.

Liquidity Risk — A Fund may make investments that are illiquid or that may become less liquid in response to market developments or adverse investor perceptions. Illiquid investments may be more difficult to value. Liquidity risk may also refer to the risk that a Fund will not be able to pay redemption proceeds within the allowable time period or without significant dilution to remaining investors’ interests because of unusual market conditions, declining prices of the securities sold, an unusually high volume of redemption requests, or other reasons. To meet redemption requests, a Fund may be forced to sell investments at an unfavorable time and/or under unfavorable conditions. If a Fund is forced to sell securities at an unfavorable time and/or under unfavorable conditions, such sales may adversely affect the Fund’s NAV and dilute remaining investors’ interests. These risks may be more pronounced in connection with a Fund’s investments in securities of issuers located in emerging market countries. Redemptions by large shareholders may have a negative impact on a Fund’s liquidity.

Market and Credit Risks — In the normal course of business, a Fund trades financial instruments and enters into financial transactions where risk of potential loss exists due to changes in the market (market risk). The value of the securities in which a Fund invests may go up or down in response to the prospects of individual companies, particular sectors or governments and/or general economic conditions throughout the world due to increasingly interconnected global economies and financial markets. Events such as war, military conflict, acts of terrorism, social unrest, natural disasters, recessions, inflation, rapid interest rate changes, supply chain disruptions, sanctions, the spread of infectious illness or other public health threats could also significantly impact a Fund and its investments. Additionally, a Fund may also be exposed to credit risk in the event that an issuer or guarantor fails to perform or that an institution or entity with which the Fund has unsettled or open transactions defaults.

10. INDEMNIFICATIONS

Under the Trust’s organizational documents, its Trustees, officers, employees and agents are indemnified, to the extent permitted by the Act and state law, against certain liabilities that may arise out of performance of their duties to the Funds. Additionally, in the course of business, the Funds enter into contracts that contain a variety of indemnification clauses. The Funds’ maximum

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

10. INDEMNIFICATIONS (continued)

exposure under these arrangements is unknown, as this would involve future claims that may be made against the Funds that have not yet occurred. However, GSAM believes the risk of loss under these arrangements to be remote.

11. SUBSEQUENT EVENTS

Subsequent events after the Statements of Assets and Liabilities date have been evaluated, and GSAM has concluded that there is no impact requiring adjustment or disclosure in the financial statements.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Notes to Financial Statements (continued) June 30, 2023 (Unaudited)

12. SUMMARY OF SHARE TRANSACTIONS

Share activity is as follows:

	International Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	10,258	$72,806	28,023	$181,941

Reinvestment of distributions	5,944	40,827	11,228	70,448

Shares redeemed	(9,621)	(66,093)	(84,566)	(541,349)

	6,581	47,540	(45,315)	(288,960)

Class C Shares

Shares sold	301	2,012	4,220	28,668

Reinvestment of distributions	543	3,580	1,278	7,710

Shares redeemed	(8,221)	(55,050)	(22,356)	(143,638)

	(7,377)	(49,458)	(16,858)	(107,260)

Institutional Shares

Shares sold	55,490	375,086	80,986	548,621

Reinvestment of distributions	10,091	67,807	18,737	114,899

Shares redeemed	(19,680)	(133,481)	(165,697)	(1,023,925)

	45,901	309,412	(65,974)	(360,405)

Investor Shares

Shares sold	88,936	590,911	28,803	173,491

Reinvestment of distributions	7,272	48,651	13,812	84,783

Shares redeemed	(28,536)	(190,781)	(546,494)	(3,781,060)

	67,672	448,781	(503,879)	(3,522,786)

Class R6 Shares

Shares sold	13	84	1,143,517	7,318,612

Reinvestment of distributions	288,744	1,937,819	548,351	3,358,387

Shares redeemed	(661)	(4,358)	(3,233,966)	(20,655,706)

	288,096	1,933,545	(1,542,098)	(9,978,707)

Class P Shares

Shares sold	298,957	2,058,695	1,011,964	6,331,590

Reinvestment of distributions	259,276	1,744,876	476,539	2,925,721

Shares redeemed	(859,366)	(5,853,833)	(2,332,834)	(14,543,842)

	(301,133)	(2,050,262)	(844,331)	(5,286,531)

NET INCREASE (DECREASE)	99,740	$639,558	(3,018,455)	$(19,544,649)

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

12. SUMMARY OF SHARE TRANSACTIONS (continued)

	U.S. Equity Dividend and Premium Fund

	For the Six Months Ended June 30, 2023 (Unaudited)		For the Fiscal Year Ended December 31, 2022

	Shares	Dollars	Shares	Dollars

Class A Shares

Shares sold	1,030,365	$14,416,505	3,146,086	$45,888,253

Reinvestment of distributions	64,739	922,058	632,453	8,655,361

Shares redeemed	(1,399,223)	(19,347,001)	(3,393,740)	(48,285,060)

	(304,119)	(4,008,438)	384,799	6,258,554

Class C Shares

Shares sold	237,206	3,327,249	493,517	7,179,638

Reinvestment of distributions	14,701	207,238	288,119	3,916,606

Shares redeemed	(774,161)	(10,786,547)	(1,875,786)	(26,863,382)

	(522,254)	(7,252,060)	(1,094,150)	(15,767,138)

Institutional Shares

Shares sold	11,132,100	155,126,690	22,570,666	323,362,540

Reinvestment of distributions	642,516	9,127,615	5,063,940	69,120,715

Shares redeemed	(10,670,198)	(148,245,666)	(23,006,678)	(328,725,682)

	1,104,418	16,008,639	4,627,928	63,757,573

Investor Shares

Shares sold	5,227,147	72,789,441	9,374,564	134,822,661

Reinvestment of distributions	247,301	3,513,519	2,048,961	27,976,575

Shares redeemed	(4,963,840)	(69,314,788)	(9,019,169)	(128,964,800)

	510,608	6,988,172	2,404,356	33,834,436

Class R6 Shares

Shares sold	131,943	1,816,544	4,163,853	58,157,672

Reinvestment of distributions	130,298	1,849,409	1,087,932	14,837,730

Shares redeemed	(1,334,353)	(19,003,756)	(2,567,472)	(37,056,923)

	(1,072,112)	(15,337,803)	2,684,313	35,938,479

Class P Shares

Shares sold	1,827,926	25,310,229	5,740,301	79,495,011

Reinvestment of distributions	382,711	5,433,120	2,960,687	40,415,122

Shares redeemed	(1,861,608)	(26,206,319)	(5,402,384)	(76,116,918)

	349,029	4,537,030	3,298,604	43,793,215

NET INCREASE	65,570	$935,540	12,305,850	$167,815,119

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Fund Expenses — Six Month Period Ended June 30, 2023 (Unaudited)

As a shareholder of Class A, Class C, Institutional, Investor, Class R6 or Class P Shares of a Fund you incur two types of costs: (1) transaction costs, including sales charges on purchase payments (with respect to Class A Shares) contingent deferred sales charges on redemptions (with respect to Class C Shares), (if any); and (2) ongoing costs, including management fees; distribution and/or service (12b-1) fees (with respect to Class A and Class C Shares); and other Fund expenses. This example is intended to help you understand your ongoing costs (in dollars) of investing in Class A, Class C, Institutional, Investor, Class R6 and Class P Shares of the Funds and to compare these costs with the ongoing costs of investing in other mutual funds.

The example is based on an investment of $1,000 invested at the beginning of the period and held for the entire period from January 1, 2023 through June 30, 2023, which represents a period of 181 days of a 365-day year. This projection assumes that annualized expense ratios were in effect during the period.

Actual Expenses — The first line under each share class in the table below provides information about actual account values and actual expenses. You may use the information in this line, together with the amount you invested, to estimate the expenses that you paid over the period. Simply divide your account value by $1,000 (for example, an $8,600 account value divided by $1,000=8.6), then multiply the result by the number in the first line under the heading entitled “Expenses Paid” to estimate the expenses you paid on your account during this period.

Hypothetical Example for Comparison Purposes — The second line under each share class in the table below provides information about hypothetical account values and hypothetical expenses based on the Funds’ actual net expense ratios and an assumed rate of return of 5% per year before expenses, which is not the Funds’ actual return. The hypothetical account values and expenses may not be used to estimate the actual ending account balance or expenses you paid for the period. You may use this information to compare the ongoing costs of investing in the Funds and other funds. To do so, compare this 5% hypothetical example with the 5% hypothetical examples that appear in the shareholder reports of the other funds.

Please note that the expenses shown in the table are meant to highlight your ongoing costs only and do not reflect any transactional costs, such as sales charges, redemption fees, or exchange fees. Therefore, the second line of the table is useful in comparing ongoing costs only, and will not help you determine the relative total costs of owning different funds. In addition, if these transactional costs were included, your costs would have been higher.

	International Equity Dividend and Premium Fund				U.S. Equity Dividend and Premium Fund
Share Class	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*	Beginning Account Value 1/1/23	Ending Account Value 6/30/23		Expenses Paid for the 6 months ended 6/30/23*
Class A
Actual	$1,000.00	$1,085.70		$6.32	$1,000.00	$1,143.20		$5.46
Hypothetical 5% return	1,000.00	1,018.70	+	6.12	1,000.00	1,019.70	+	5.15
Class C
Actual	1,000.00	1,081.60		10.18	1,000.00	1,138.90		9.43
Hypothetical 5% return	1,000.00	1,015.00	+	9.85	1,000.00	1,016.00	+	8.89
Institutional
Actual	1,000.00	1,086.20		4.62	1,000.00	1,144.60		3.71
Hypothetical 5% return	1,000.00	1,020.40	+	4.48	1,000.00	1,021.30	+	3.50
Investor
Actual	1,000.00	1,086.10		5.03	1,000.00	1,144.10		4.14
Hypothetical 5% return	1,000.00	1,020.00	+	4.87	1,000.00	1,020.90	+	3.90
Class R6
Actual	1,000.00	1,086.30		4.57	1,000.00	1,144.80		3.66
Hypothetical 5% return	1,000.00	1,020.40	+	4.43	1,000.00	1,021.40	+	3.45
Class P
Actual	1,000.00	1,086.10		4.57	1,000.00	1,145.50		3.66
Hypothetical 5% return	1,000.00	1,020.40	+	4.43	1,000.00	1,021.40	+	3.45

*

Expenses for each share class are calculated using each Fund’s annualized net expense ratio for each class, which represents the ongoing expenses as a percentage of net assets for the six months ended June 30, 2023. Expenses are calculated by multiplying the annualized net expense ratio by the average account value for the period; then multiplying the result by the number of days in the most recent fiscal half year; and then dividing that result by the number of days in the fiscal year. The annualized net expense ratios for the period were as follows:

+	Hypothetical expenses are based on each Fund’s actual annualized net expense ratios and an assumed rate of return of 5% per year before expenses.

Fund	Class A	Class C	Institutional	Investor	Class R6	Class P
International Equity Dividend and Premium	1.22%	1.97%	0.89%	0.97%	0.88%	0.88%
U.S. Equity Dividend and Premium	1.03	1.78	0.70	0.78	0.69	0.69

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Liquidity Risk Management Program (Unaudited)

Each Fund has adopted and implemented a liquidity risk management program (the “Program”) in accordance with Rule 22e-4 under the 1940 Act. The Program seeks to assess and manage each Fund’s liquidity risk, i.e., the risk that a Fund is unable to satisfy redemption requests without significantly diluting remaining investors’ interests in the Fund. The Board of Trustees of the Trust has designated GSAM, each Fund’s investment adviser, to administer the Program. Certain aspects of the Program rely on third parties to perform certain functions, including the provision of market data and application of models.

The Program is comprised of various components designed to support the assessment and/or management of liquidity risk, including: (1) the periodic assessment (no less frequently than annually) of certain factors that influence a Fund’s liquidity risk; (2) the periodic classification (no less frequently than monthly) of a Fund’s investments into one of four liquidity categories that reflect an estimate of their liquidity under current market conditions; (3) a 15% limit on the acquisition of “illiquid investments” (as defined under Rule 22e-4); (4) for a Fund that does not invest primarily in “highly liquid investments” (as defined under Rule 22e-4), the determination of a minimum percentage of the Fund’s assets that will generally be invested in highly liquid investments (a “Highly Liquid Investment Minimum”); and (5) periodic reporting to the Board of Trustees.

At a meeting of the Board of Trustees on February 14-15, 2023, GSAM provided a written report to the Board addressing the operation, and the adequacy and effectiveness of the implementation, of the Program, including, as applicable, the operation of any Highly Liquid Investment Minimum and any material changes to the Program, for the period from January 1, 2022 through December 31, 2022 (the “Reporting Period”). Among other things, the annual report discussed: (1) the results of stress tests designed to assess liquidity under a hypothetical stressed scenario involving elevated redemptions; (2) an assessment of the methodologies used to classify investments into one of four liquidity categories; (3) the impact of local holidays in non-U.S. jurisdictions; and (4) the impact of geopolitical, market and economic developments and events on liquidity and liquidity risk. The report concluded that the Program continues to be reasonably designed to assess and manage liquidity risk and was adequately and effectively implemented during the Reporting Period.

There can be no assurance that the Program will achieve its objectives under all circumstances in the future. Please refer to your Fund’s prospectus for more information regarding the Fund’s exposure to liquidity risk and other risks to which it may be subject.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statement Regarding Basis for Approval of Management Agreement (Unaudited)

Background

The Goldman Sachs International Equity Dividend and Premium Fund and Goldman Sachs U.S. Equity Dividend and Premium Fund (the “Funds”) are investment portfolios of Goldman Sachs Trust (the “Trust”). The Board of Trustees oversees the management of the Trust and reviews the investment performance and expenses of the Funds at regularly scheduled meetings held throughout the year. In addition, the Board of Trustees determines annually whether to approve the continuance of the Trust’s investment management agreement (the “Management Agreement”) with Goldman Sachs Asset Management, L.P. (the “Investment Adviser”) on behalf of the Funds.

The Management Agreement was most recently approved for continuation until June 30, 2024 by the Board of Trustees, including those Trustees who are not parties to the Management Agreement or “interested persons” (as defined in the Investment Company Act of 1940, as amended) of any party thereto (the “Independent Trustees”), at a meeting held on June 13-14, 2023 (the “Annual Meeting”).

The review process undertaken by the Trustees spans the course of the year and culminates with the Annual Meeting. To assist the Trustees in their deliberations, the Trustees have established a Contract Review Committee (the “Committee”), comprised of the Independent Trustees. The Committee held two meetings over the course of the year since the Management Agreement was last approved. At those Committee meetings, regularly scheduled Board or other committee meetings, and/or the Annual Meeting, matters relevant to the renewal of the Management Agreement were considered by the Board, or the Independent Trustees, as applicable. With respect to each Fund, such matters included:

(a)	the nature and quality of the advisory, administrative, and other services provided to the Fund by the Investment Adviser and its affiliates, including information about:
(i)	the structure, staff, and capabilities of the Investment Adviser and its portfolio management teams;
(ii)

the groups within the Investment Adviser and its affiliates that support the portfolio management teams or provide other types of necessary services, including fund services groups (e.g., accounting and financial reporting, tax, shareholder services, and operations); controls and risk management groups (e.g., legal, compliance, valuation oversight, credit risk management, internal audit, compliance testing, market risk analysis, finance, and central funding); sales and distribution support groups, and others (e.g., information technology and training);

(iii)	trends in employee headcount;
(iv)	the Investment Adviser’s financial resources and ability to hire and retain talented personnel and strengthen its operations; and
(v)	the parent company’s support of the Investment Adviser and its mutual fund business, as expressed by the firm’s senior management;
(b)

information on the investment performance of the Fund, including comparisons to the performance of similar mutual funds, as provided by a third-party mutual fund data provider engaged as part of the contract review process (the “Outside Data Provider”), and a benchmark performance index; and information on general investment outlooks in the markets in which the Fund invests;

(c)

information provided by the Investment Adviser indicating the Investment Adviser’s views on whether the Fund’s peer group and/or benchmark index had high, medium, or low relevance given the Fund’s particular investment strategy;

(d)	the terms of the Management Agreement and other agreements with affiliated service providers entered into by the Trust on behalf of the Fund;
(e)	fee and expense information for the Fund, including:
(i)	the relative management fee and expense levels of the Fund as compared to those of comparable funds managed by other advisers, as provided by the Outside Data Provider;
(ii)	the Fund’s expense trends over time; and
(iii)

to the extent the Investment Adviser manages other types of accounts (such as bank collective trusts, private wealth management accounts, institutional separate accounts, sub-advised mutual funds, and non-U.S. funds) having investment objectives and policies similar to those of the Fund, comparative information on the advisory fees charged and services provided to those accounts by the Investment Adviser;

(f)	with respect to the extensive investment performance and expense comparison data provided by the Outside Data Provider, its processes in producing that data for the Fund;
(g)	the undertakings of the Investment Adviser and its affiliates to implement fee waivers and/or expense limitations;
(h)	information relating to the profitability of the Management Agreement and the transfer agency and distribution and service arrangements of the Fund to the Investment Adviser and its affiliates;
(i)	whether the Fund’s existing management fee schedule adequately addressed any economies of scale;
(j)

a summary of the “fall-out” benefits derived by the Investment Adviser and its affiliates from their relationships with the Fund, including the fees received by the Investment Adviser’s affiliates from the Fund for transfer agency, securities lending, portfolio trading, distribution and other services;

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

(k)	a summary of potential benefits derived by the Fund as a result of its relationship with the Investment Adviser;
(l)	information regarding commissions paid by the Fund and broker oversight, other information regarding portfolio trading, and how the Investment Adviser carries out its duty to seek best execution;
(m)	portfolio manager ownership of Fund shares; the manner in which portfolio manager compensation is determined; and the number and types of accounts managed by the portfolio managers;
(n)

the nature and quality of the services provided to the Fund by its unaffiliated service providers, and the Investment Adviser’s general oversight and evaluation (including reports on due diligence) of those service providers as part of the administrative services provided under the Management Agreement; and

(o)

the Investment Adviser’s processes and policies addressing various types of potential conflicts of interest; its approach to risk management; the annual review of the effectiveness of the Fund’s compliance program; and periodic compliance reports.

The Trustees also received an overview of the Funds’ distribution arrangements. They received information regarding the Funds’ assets, share purchase and redemption activity, and payment of distribution and service fees. Information was also provided to the Trustees relating to revenue sharing payments made by and services provided by the Investment Adviser and its affiliates to intermediaries that promote the sale, distribution, and/or servicing of Fund shares. The Independent Trustees also discussed the broad range of other investment choices that are available to Fund investors, including the availability of comparable funds managed by other advisers.

The presentations made at the Board and Committee meetings and at the Annual Meeting encompassed the Funds and other mutual funds for which the Board of Trustees has responsibility. In evaluating the Management Agreement at the Annual Meeting, the Trustees relied upon their knowledge, resulting from their meetings and other interactions throughout the year, of the Investment Adviser and its affiliates, their services, and the Funds. In conjunction with these meetings, the Trustees received written materials and oral presentations on the topics covered, and the Investment Adviser addressed the questions and concerns of the Trustees, including concerns regarding the investment performance of certain of the funds they oversee. The Independent Trustees were advised by their independent legal counsel regarding their responsibilities and other regulatory requirements related to the approval and continuation of mutual fund investment management agreements under applicable law. In addition, the Investment Adviser and its affiliates provided the Independent Trustees with a written response to a formal request for information sent on behalf of the Independent Trustees by their independent legal counsel. During the course of their deliberations, the Independent Trustees met in executive sessions with their independent legal counsel, without representatives of the Investment Adviser or its affiliates present.

Nature, Extent, and Quality of the Services Provided Under the Management Agreement

As part of their review, the Trustees considered the nature, extent, and quality of the services provided to the Funds by the Investment Adviser. In this regard, the Trustees considered both the investment advisory services and non-advisory services that are provided by the Investment Adviser and its affiliates. The Trustees noted the transition in the leadership and changes in personnel of various of the Investment Adviser’s portfolio management teams that had occurred in recent periods, and the ongoing recruitment efforts aimed at bringing high quality investment talent to the Investment Adviser. They also noted the Investment Adviser’s commitment to maintaining high quality systems and expending substantial resources to respond to ongoing changes to the market, regulatory and control environment in which the Funds and their service providers operate, including developments associated with the COVID-19 pandemic, geopolitical events, and economic sanctions, as well as the efforts of the Investment Adviser and its affiliates to combat cyber security risks. The Trustees also considered information regarding the Investment Adviser’s business continuity planning and remote operations capabilities. The Trustees concluded that the Investment Adviser continued to commit substantial financial and operational resources to the Funds and expressed confidence that the Investment Adviser would continue to do so in the future. The Trustees also recognized that the Investment Adviser had made significant commitments to address regulatory compliance requirements applicable to the Funds and the Investment Adviser and its affiliates.

Investment Performance

The Trustees also considered the investment performance of the Funds. In this regard, they compared the investment performance of each Fund to its peers using rankings and ratings compiled by the Outside Data Provider as of December 31, 2022, and updated performance information prepared by the Investment Adviser using the peer group identified by the Outside Data Provider as of March 31, 2023. The information on each Fund’s investment performance was provided for the one-, three-, five-, and ten-year periods ending on the applicable dates. The Trustees also reviewed each Fund’s investment performance relative to its performance benchmark. As part of this review, they considered the investment performance trends of the Funds over time, and reviewed the investment performance of each Fund in light of its investment objective and policies and market conditions.

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

In addition, the Trustees considered materials prepared and presentations made by the Investment Adviser’s senior management and portfolio management personnel in which Fund performance was assessed. The Trustees also considered the Investment Adviser’s periodic reports with respect to the Funds’ risk profiles, and how the Investment Adviser’s approach to risk monitoring and management influences portfolio management. They noted the efforts of the Funds’ portfolio management team to continue to enhance the investment models used in managing the Funds.

The Trustees observed that the International Equity Dividend and Premium Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the one-year period, in the third quartile for the three-year period, and in the fourth quartile for the five- and ten-year periods, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three-, five-, and ten-year periods ended March 31, 2023. They noted that the U.S. Equity Dividend and Premium Fund’s Institutional Shares had placed in the top half of the Fund’s peer group for the three-, five-, and ten-year periods and in the third quartile for the one-year period, and had outperformed the Fund’s benchmark index for the one-year period and underperformed for the three , five-, and ten-year periods ended March 31, 2023.

Costs of Services Provided and Competitive Information

The Trustees considered the contractual terms of the Management Agreement and the fee rates payable by each Fund thereunder. In this regard, the Trustees considered information on the services rendered by the Investment Adviser to the Funds, which included both advisory and administrative services that were directed to the needs and operations of the Funds as registered mutual funds.

In particular, the Trustees reviewed analyses prepared by the Outside Data Provider regarding the expense rankings of the Funds. The analyses provided a comparison of each Fund’s management fee and breakpoints to those of a relevant peer group and category universe; an expense analysis which compared each Fund’s overall net and gross expenses to a peer group and a category universe; and data comparing each Fund’s net expenses to the peer and category medians. The analyses also compared each Fund’s other expenses and fee waivers/reimbursements to those of the peer group and category medians. The Trustees concluded that the comparisons provided by the Outside Data Provider were useful in evaluating the reasonableness of the management fees and total expenses paid by the Funds.

In addition, the Trustees considered the Investment Adviser’s undertakings to implement fee waivers and/or expense limitations. They also considered, to the extent that the Investment Adviser manages other types of accounts having investment objectives and policies similar to those of the Funds, comparative fee information for services provided by the Investment Adviser to those accounts, and information that indicated that services provided to the Funds differed in various significant respects from the services provided to other types of accounts which, in many cases, operated under less stringent legal and regulatory structures, required fewer services from the Investment Adviser to a smaller number of client contact points, and were less time-intensive.

In addition, the Trustees noted that shareholders are able to redeem their shares at any time if shareholders believe that the Fund fees and expenses are too high or if they are dissatisfied with the performance of the Fund.

Profitability

The Trustees reviewed each Fund’s contribution to the Investment Adviser’s revenues and pre-tax profit margins. In this regard the Trustees noted that they had received, among other things, profitability analyses and summaries, revenue and expense schedules by Fund and by function (i.e., investment management, transfer agency and distribution and service), and information on the Investment Adviser’s expense allocation methodology. They observed that the profitability and expense figures are substantially similar to those used by the Investment Adviser for many internal purposes, including compensation decisions among various business groups, and are thus subject to a vigorous internal debate about how certain revenue and expenses should be allocated. The Trustees also noted that the internal audit group within the Goldman Sachs organization periodically audits the expense allocation methodology and that the internal audit group was satisfied with the reasonableness, consistency, and accuracy of the Investment Adviser’s expense allocation methodology. Profitability data for each Fund was provided for 2022 and 2021, and the Trustees considered this information in relation to the Investment Adviser’s overall profitability.

Economies of Scale

The Trustees considered the information that had been provided regarding whether there have been economies of scale with respect to the management of the Funds. The Trustees also considered the breakpoints in the fee rate payable under the Management Agreement for each of the Funds at the following annual percentage rates of the average daily net assets of the Funds:

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

Average Daily Net Assets	International Equity Dividend and Premium Fund	U.S. Equity Dividend and Premium Fund

First $1 billion	0.81%	0.75%

Next $1 billion	0.73	0.68

Next $3 billion	0.69	0.65

Next $3 billion	0.68	0.64

Over $8 billion	0.67	0.63

The Trustees noted that the breakpoints were designed to share potential economies of scale, if any, with the Funds and their shareholders as assets under management reach those asset levels. The Trustees considered the amounts of assets in the Funds; the Funds’ recent share purchase and redemption activity; the information provided by the Investment Adviser relating to the costs of the services provided by the Investment Adviser and its affiliates and their realized profits; information comparing fee rates charged by the Investment Adviser with fee rates charged to other funds in the peer groups; and the Investment Adviser’s undertaking to waive a portion of its management fee with respect to U.S. Equity Dividend and Premium Fund and to limit certain expenses of the Funds that exceed specified levels as well as Goldman Sachs & Co. LLC’s (“Goldman Sachs”) undertaking to waive a portion of its transfer agency fee with respect to U.S. Equity Dividend and Premium Fund. Upon reviewing these matters at the Annual Meeting, the Trustees concluded that the fee breakpoints represented a means of assuring that benefits of scalability, if any, would be passed along to shareholders at the specified asset levels. They also noted that the Investment Adviser had passed along savings to shareholders of the U.S. Equity Dividend and Premium Fund, which had asset levels above at least the first breakpoint during the prior fiscal year.

Other Benefits to the Investment Adviser and Its Affiliates

The Trustees also considered the other benefits derived by the Investment Adviser and its affiliates from their relationships with the Funds as stated above, including: (a) transfer agency fees received by Goldman Sachs; (b) brokerage and futures commissions earned by Goldman Sachs for executing securities and futures transactions on behalf of the Funds; (c) trading efficiencies resulting from aggregation of orders of the Funds with those for other funds or accounts managed by the Investment Adviser; (d) fees earned by Goldman Sachs Agency Lending (“GSAL”), an affiliate of the Investment Adviser, as securities lending agent (and fees earned by the Investment Adviser for managing the fund in which the Funds’ cash collateral is invested); (e) the Investment Adviser’s ability to leverage the infrastructure designed to service the Funds on behalf of its other clients; (f) the Investment Adviser’s ability to cross-market other products and services to Fund shareholders; (g) Goldman Sachs’ retention of certain fees as Fund Distributor; (h) the Investment Adviser’s ability to negotiate better pricing with custodians on behalf of its other clients, as a result of the relationship with the Funds; (i) the investment of cash and cash collateral in money market funds managed by the Investment Adviser that will result in increased assets under management for those money market funds; (j) the investment in exchange-traded funds (“ETFs”) managed by the Investment Adviser that will result in increased assets under management for those ETFs and may facilitate the development of the Investment Adviser’s ETF advisory business; and (k) the possibility that the working relationship between the Investment Adviser and the Funds’ third-party service providers may cause those service providers to be more likely to do business with other areas of Goldman Sachs. In the course of considering the foregoing, the Independent Trustees requested and received further information quantifying certain of these fall-out benefits.

Other Benefits to the Funds and Their Shareholders

The Trustees also noted that the Funds receive certain other potential benefits as a result of their relationship with the Investment Adviser, including: (a) trading efficiencies resulting from aggregation of orders of the Funds with those of other funds or accounts managed by the Investment Adviser; (b) enhanced servicing from vendors due to the volume of business generated by the Investment Adviser and its affiliates; (c) enhanced servicing from broker-dealers due to the volume of business generated by the Investment Adviser and its affiliates; (d) the Investment Adviser’s ability to negotiate favorable terms with derivatives counterparties on behalf of the Funds as a result of the size and reputation of the Goldman Sachs organization; (e) the advantages received from the Investment Adviser’s knowledge and experience gained from managing other accounts and products; (f) the Investment Adviser’s ability to hire and retain qualified personnel to provide services to the Funds because of the reputation of the Goldman Sachs organization; (g) the Funds’ access, through the Investment Adviser, to certain firm-wide resources (e.g., proprietary risk management systems and databases), subject to certain restrictions; (h) the Funds’ ability to participate in the securities lending program administered by GSAL, as measured by the revenue received by the Funds in connection with the program; and (i) the Funds’ access to certain affiliated distribution channels. In addition, the Trustees noted the competitive nature

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GOLDMAN SACHS TAX-ADVANTAGED EQUITY FUNDS II

Statement Regarding Basis for Approval of Management Agreement (Unaudited) (continued)

of the mutual fund marketplace, and considered that many of the Funds’ shareholders invested in the Funds in part because of the Funds’ relationship with the Investment Adviser and that those shareholders have a general expectation that the relationship will continue.

Conclusion

In connection with their consideration of the Management Agreement, the Trustees gave weight to each of the factors described above, but did not identify any particular factor as controlling their decision. After deliberation and consideration of all of the information provided, including the factors described above, the Trustees concluded, in the exercise of their business judgment, that the management fees paid by each of the Funds were reasonable in light of the services provided to it by the Investment Adviser, the Investment Adviser’s costs and each Fund’s current and reasonably foreseeable asset levels. The Trustees unanimously concluded that the Investment Adviser’s continued management likely would benefit each Fund and its shareholders and that the Management Agreement should be approved and continued with respect to each Fund until June 30, 2024.

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FUNDS PROFILE

Goldman Sachs Funds

Goldman Sachs is a premier financial services firm, known since 1869 for creating thoughtful and customized investment solutions in complex global markets.

Today, the Asset Management Division of Goldman Sachs serves a diverse set of clients worldwide, including private institutions, public entities and individuals. With approximately $2.46 trillion in assets under supervision as of June 30, 2023, Goldman Sachs Asset Management has portfolio management teams located around the world and our investment professionals bring firsthand knowledge of local markets to every investment decision. Assets under supervision includes assets under management and other client assets for which Goldman Sachs does not have full discretion. Goldman Sachs Asset Management leverages the resources of Goldman Sachs & Co. LLC subject to legal, internal and regulatory restrictions.

Money Market

Financial Square FundsSM

∎	Financial Square Treasury Solutions Fund[1]
∎	Financial Square Government Fund[1]
∎	Financial Square Money Market Fund[2]
∎	Financial Square Prime Obligations Fund[2]
∎	Financial Square Treasury Instruments Fund[1]
∎	Financial Square Treasury Obligations Fund[1]
∎	Financial Square Federal Instruments Fund[1]

Investor FundsSM

∎	Investor Money Market Fund[3]
∎	Investor Tax-Exempt Money Market Fund[3]

Fixed Income

Short Duration and Government

∎	Enhanced Income Fund
∎	Short-Term Conservative Income Fund
∎	Short Duration Government Fund
∎	Short Duration Bond Fund
∎	Government Income Fund
∎	Inflation Protected Securities Fund

Multi-Sector

∎	Bond Fund
∎	Core Fixed Income Fund
∎	Global Core Fixed Income Fund
∎	Strategic Income Fund
∎	Income Fund

Municipal and Tax-Free

∎	High Yield Municipal Fund
∎	Dynamic Municipal Income Fund
∎	Short Duration Tax-Free Fund
∎	Municipal Income Completion Fund

Single Sector

∎	Investment Grade Credit Fund
∎	U.S. Mortgages Fund
∎	High Yield Fund
∎	High Yield Floating Rate Fund
∎	Emerging Markets Debt Fund
∎	Local Emerging Markets Debt Fund

Fixed Income Alternatives

∎	Long Short Credit Strategies Fund

Fundamental Equity

∎	Equity Income Fund
∎	Small Cap Growth Fund
∎	Small Cap Value Fund
∎	Small/Mid Cap Value Fund
∎	Mid Cap Value Fund
∎	Large Cap Value Fund
∎	Focused Value Fund
∎	Large Cap Core Fund
∎	Strategic Growth Fund
∎	Small/Mid Cap Growth Fund
∎	Flexible Cap Fund
∎	Concentrated Growth Fund
∎	Technology Opportunities Fund
∎	Mid Cap Growth Fund
∎	Rising Dividend Growth Fund
∎	U.S. Equity ESG Fund
∎	Income Builder Fund

Tax-Advantaged Equity

∎	U.S. Tax-Managed Equity Fund
∎	International Tax-Managed Equity Fund
∎	U.S. Equity Dividend and Premium Fund
∎	International Equity Dividend and Premium Fund

Equity Insights

∎	Small Cap Equity Insights Fund
∎	U.S. Equity Insights Fund
∎	Small Cap Growth Insights Fund
∎	Large Cap Growth Insights Fund
∎	Large Cap Value Insights Fund
∎	Small Cap Value Insights Fund
∎	International Small Cap Insights Fund
∎	International Equity Insights Fund
∎	Emerging Markets Equity Insights Fund

Fundamental Equity International

∎	International Equity Income Fund
∎	International Equity ESG Fund
∎	China Equity Fund
∎	Emerging Markets Equity Fund
∎	Emerging Markets Equity ex. China Fund
∎	ESG Emerging Markets Equity Fund

Alternative

∎	Clean Energy Income Fund
∎	Real Estate Securities Fund
∎	Commodity Strategy Fund
∎	Global Real Estate Securities Fund
∎	Absolute Return Tracker Fund
∎	Managed Futures Strategy Fund
∎	MLP Energy Infrastructure Fund
∎	Energy Infrastructure Fund
∎	Multi-Manager Alternatives Fund
∎	Global Infrastructure Fund

Total Portfolio Solutions

∎	Global Managed Beta Fund
∎	Multi-Manager Non-Core Fixed Income Fund
∎	Multi-Manager Global Equity Fund
∎	Multi-Manager International Equity Fund
∎	Tactical Tilt Overlay Fund
∎	Balanced Strategy Portfolio
∎	Multi-Manager U.S. Small Cap Equity Fund
∎	Multi-Manager Real Assets Strategy Fund
∎	Growth and Income Strategy Portfolio
∎	Growth Strategy Portfolio
∎	Dynamic Global Equity Fund
∎	Satellite Strategies Portfolio
∎	Enhanced Dividend Global Equity Portfolio
∎	Tax-Advantaged Global Equity Portfolio
∎	Strategic Factor Allocation Fund
∎	Strategic Volatility Premium Fund
∎	GQG Partners International Opportunities Fund

[1]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[2]

You could lose money by investing in the Fund. Because the share price of the Fund will fluctuate, when you sell your shares they may be worth more or less than what you originally paid for them. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

[3]

You could lose money by investing in the Fund. Although the Fund seeks to preserve the value of your investment at $1.00 per share, it cannot guarantee it will do so. The Fund may impose a fee upon sale of your shares or may temporarily suspend your ability to sell shares if the Fund’s liquidity falls below required minimums because of market conditions or other factors. An investment in the Fund is not a deposit of a bank and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency. The Fund’s sponsor has no legal obligation to provide financial support to the Fund, and you should not expect that the sponsor will provide financial support to the Fund at any time.

Financial Square FundsSM and Investor FundsSM are registered service marks of Goldman Sachs & Co. LLC.
*	This list covers open-end funds only. Please visit our website at www.GSAMFUNDS.com to learn about our closed-end funds and exchange-traded funds.

ITEM 2.	CODE OF ETHICS.

(a)

As of the end of the period covered by this report, the registrant has adopted a code of ethics that applies to the registrant’s principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions, regardless of whether these individuals are employed by the registrant or a third party (the “Code of Ethics”).

(b)	Not applicable.

(c)	During the period covered by this report, no amendments were made to the provisions of the Code of Ethics.

(d)	During the period covered by this report, the registrant did not grant any waivers, including an implicit waiver, from any provision of the Code of Ethics.

(e)	Not applicable.

(f)	A copy of the Code of Ethics is available as provided in Item 13(a)(1) of this report.

ITEM 3.	AUDIT COMMITTEE FINANCIAL EXPERT.

The registrant’s board of trustees has determined that the registrant has at least one “audit committee financial expert” (as defined in Item 3 of Form N-CSR) serving on its audit committee. Kathryn A. Cassidy is the “audit committee financial expert” and is “independent” (as each term is defined in Item 3 of Form N-CSR).

ITEM 4.	PRINCIPAL ACCOUNTANT FEES AND SERVICES.

The information required by this Item is only required in an annual report on this Form N-CSR.

ITEM 5.	AUDIT COMMITTEE OF LISTED REGISTRANTS.

Not applicable.

ITEM 6.	SCHEDULE OF INVESTMENTS.

Schedule of Investments is included as part of the Report to Shareholders filed under Item 1.

ITEM 7.	DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 8.	PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 9.	PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS.

Not applicable.

ITEM 10.	SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS.

There have been no material changes to the procedures by which shareholders may recommend nominees to the registrant’s board of trustees.

ITEM 11.	CONTROLS AND PROCEDURES.

(a)

The registrant’s principal executive and principal financial officers, or persons performing similar functions have concluded that the registrant’s disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the “1940 Act”)) are effective as of a date within 90 days of the filing of this report that includes the disclosure required by this paragraph, based on the evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act and 15d-15(b) under the Securities Exchange Act of 1934, as amended.

(b)

There were no changes in the registrant’s internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act) that occurred during the period covered by this report that have materially affected, or are reasonably likely to materially affect, the registrant’s internal control over financial reporting.

ITEM 12.	DISCLOSURE OF SECURITIES LENDING ACTIVITIES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

Not applicable.

ITEM 13.	EXHIBITS.

(a)(1)	Goldman Sachs Trust’s Code of Ethics for Principal Executive and Senior Financial Officers is incorporated by reference to Exhibit 13(a)(1) of the registrant’s Form N-CSR filed on August 26, 2022.

(a)(2)	Exhibit 99.CERT	Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 filed herewith.

(a)(3)		Not applicable to open-end investment companies.

(a)(4)		There was no change in the registrant’s independent public accountant for the period covered by this report.

(b)	Exhibit 99.906CERT	Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 filed herewith.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Goldman Sachs Trust

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 29, 2023

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:	/s/ James A. McNamara

James A. McNamara
President/Chief Executive Officer
Goldman Sachs Trust

Date:	August 29, 2023

By:	/s/ Joseph F. DiMaria

Joseph F. DiMaria
Principal Financial Officer
Goldman Sachs Trust

Date:	August 29, 2023